UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-5017

Ivy Funds Variable Insurance Portfolios

(Exact name of registrant as specified in charter)

6300 Lamar Avenue, Overland Park, Kansas 66202

(Address of principal executive offices) (zip code)

Kristen A. Richards 6300 Lamar Avenue Overland Park, Kansas 66202

(Name and address of agent for service)

Registrant’s telephone number, including area code: 913-236-2000

Date of fiscal year end: December 31

Date of reporting period: December 31, 2010

ITEM 1.	REPORTS TO STOCKHOLDERS.

Annual Report

December 31, 2010

Ivy Funds Variable Insurance Portfolios

Pathfinder Aggressive

Pathfinder Conservative

Pathfinder Moderate

Pathfinder Moderately Aggressive

Pathfinder Moderately Conservative

Asset Strategy

Balanced

Bond

Core Equity

Dividend Opportunities

Energy

Global Bond

Global Natural Resources

Growth

High Income

International Core Equity

International Growth

Limited-Term Bond

Micro Cap Growth

Mid Cap Growth

Money Market

Real Estate Securities

Science and Technology

Small Cap Growth

Small Cap Value

Value

CONTENTS

Ivy Funds VIP

2	ANNUAL REPORT	2010

PRESIDENT’S LETTER

Ivy Funds VIP	DECEMBER 31, 2010 (UNAUDITED)

Henry J. Herrmann, CFA

Dear Shareholder:

Economic conditions have improved materially since our last report to you. As the recovery gained momentum, investors rediscovered their appetite for risk. Stocks and bonds rallied as positive signs appeared. At first, the rise was cautious, but as the year progressed, confidence rose and the markets did likewise.

It wasn’t always smooth sailing, however. Optimism was tempered mid-year by the reemergence of the European debt crisis and concerns surrounding the potential for an economic double-dip in the United States. The European banking system was negatively impacted when investors began to question the credit quality of several sovereign governments, particularly Greece. That, in conjunction with disappointing U.S. economic growth and concern about China’s ability to deter inflation, drove a sharp global correction. The tide turned in August, however, when talk surfaced about additional government stimulus plans, and mid-term elections held out the potential for a more investor-friendly environment in Washington. Stocks rallied late in the third quarter, boosted by the Federal Reserve’s renewed Asset Purchase Program (QEII) and by Congress’s decision to extend the Bush-era tax cuts.

In the final quarter of the year, stocks demonstrated a dramatic run up, with the broad indexes posting impressive gains. The U.S. economy grew at a 3.2 percent annual rate, outpacing the third-quarter’s 2.6 percent rate and more in line with the 3.7 percent rate in the first half of the year. The S&P 500 Index posted a 15.07 percent gain for the 12 months ended December 31, 2010, while fixed income markets, as measured by the Citigroup Broad Investment Grade Index, increased 6.30 percent. Many international markets also saw progress, as the MSCI World Index, which tracks developed nation equities, posted a 9.55 percent gain for the year.

Numerous imponderables remain, including persistent high unemployment in the U.S. and a housing sector that continues to struggle. Nonetheless, we are optimistic that better days are ahead. Interest rates are low, Federal Reserve and government policy is accommodative, and companies are reporting more robust activity and increased profits. Acquisition activity, a sign that companies are growing more willing to loosen the purse strings and funnel money into growing their operations, appears to be picking up.

Economic Snapshot

	12/31/10	12/31/09
S&P 500 Index	1257.64	1115.10
MSCI EAFE Index	1658.29	1580.77
Citigroup Broad Investment Grade Index (annualized yield to maturity)	2.81%	3.49%
U.S. unemployment rate	9.4%	10.0%
30-year fixed mortgage rate	4.71%	5.14%
Oil price per barrel	$91.55	$79.36

Sources: Bloomberg, U.S. Department of Labor

All government statistics shown are subject to periodic revision. The S&P 500 Index is an unmanaged index that tracks the stocks of 500 primarily large-cap U.S. companies. MSCI EAFE Index is an unmanaged index comprised of securities that represent the securities markets in Europe, Australasia and the Far East. Citigroup Broad Investment Grade Index is an unmanaged index comprised of securities that represent the bond market. Annualized yield to maturity is the rate of return anticipated on a bond if it is held until the maturity date. It is not possible to invest directly in any of these indexes. Mortgage rates shown reflect the average rate on a conventional loan with a 60-day lender commitment. Oil prices reflect the market price of West Texas intermediate grade crude.

As always, we thank you for your continued partnership, and encourage you to share in our optimism for the future.

Respectfully,

Henry J. Herrmann, CFA

President

The opinions expressed in this letter are those of the President of Ivy Funds Variable Insurance Portfolios and are current only through the end of the period of the report, as stated on the cover. The President’s views are subject to change at any time, based on market and other conditions, and no forecasts can be guaranteed.

2010	ANNUAL REPORT	3

ILLUSTRATION OF PORTFOLIO EXPENSES

Ivy Funds VIP	(UNAUDITED)

As a shareholder of a Portfolio, you incur ongoing costs, including management fees, distribution and service fees, and other Portfolio expenses. The following table is intended to help you understand your ongoing costs (in dollars) of investing in a Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the six-month period ended December 31, 2010.

Actual Expenses

The first section in the following table provides information about actual investment values and actual expenses. You may use the information in this section, together with your initial investment in Portfolio shares, to estimate the expenses that you paid over the period. Simply divide the value of that investment by $1,000 (for example, a $7,500 initial investment divided by $1,000 = 7.5), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your investment during this period. In addition, there are fees and expenses imposed under the variable annuity or variable life insurance contract through which shares of the Portfolio are held. Additional fees have the effect of reducing investment returns.

Hypothetical Example for Comparison Purposes

The second section in the following table provides information about hypothetical investment values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of five percent per year before expenses, which is not the Portfolio’s actual return. The hypothetical investment values and expenses may not be used to estimate the actual investment value at the end of the period or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this five percent hypothetical example with the five percent hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs as a shareholder of the Portfolio and do not reflect any fees and expenses imposed under the variable annuity or variable life insurance contract through which shares of the Portfolio are held.

4	ANNUAL REPORT	2010

ILLUSTRATION OF PORTFOLIO EXPENSES

Ivy Funds VIP	(UNAUDITED)

	Actual(1)			Hypothetical(2)
Portfolio	Beginning Account Value 6-30-10	Ending Account Value 12-31-10	Expenses Paid During Period*	Beginning Account Value 6-30-10	Ending Account Value 12-31-10	Expenses Paid During Period*	Annualized Expense Ratio Based on the Six-Month Period
Pathfinder Aggressive	$1,000	$1,221.80	$0.33	$1,000	$1,024.89	$0.30	0.06%
Pathfinder Conservative	$1,000	$1,110.30	$0.42	$1,000	$1,024.85	$0.40	0.07%
Pathfinder Moderate	$1,000	$1,165.60	$0.22	$1,000	$1,025.01	$0.20	0.04%
Pathfinder Moderately Aggressive	$1,000	$1,195.90	$0.22	$1,000	$1,025.03	$0.20	0.04%
Pathfinder Moderately Conservative	$1,000	$1,136.50	$0.32	$1,000	$1,024.92	$0.30	0.06%
Asset Strategy	$1,000	$1,178.70	$5.56	$1,000	$1,020.13	$5.15	1.01%
Balanced	$1,000	$1,194.00	$5.49	$1,000	$1,020.19	$5.05	1.00%
Bond	$1,000	$1,012.00	$3.92	$1,000	$1,021.33	$3.94	0.77%
Core Equity	$1,000	$1,272.00	$5.45	$1,000	$1,020.44	$4.85	0.95%
Dividend Opportunities	$1,000	$1,289.00	$5.84	$1,000	$1,020.13	$5.15	1.01%
Energy	$1,000	$1,389.80	$7.65	$1,000	$1,018.78	$6.46	1.27%
Global Bond	$1,000	$999.00	$3.20	$1,000	$1,020.68	$4.55	0.90%
Global Natural Resources	$1,000	$1,411.20	$8.32	$1,000	$1,018.34	$6.96	1.36%
Growth	$1,000	$1,239.90	$5.38	$1,000	$1,020.38	$4.85	0.96%
High Income	$1,000	$1,106.40	$4.74	$1,000	$1,020.72	$4.55	0.89%
International Core Equity	$1,000	$1,291.60	$6.76	$1,000	$1,019.31	$5.96	1.17%
International Growth	$1,000	$1,284.40	$6.62	$1,000	$1,019.36	$5.86	1.16%
Limited-Term Bond	$1,000	$991.50	$2.69	$1,000	$1,021.38	$3.84	0.76%
Micro Cap Growth	$1,000	$1,372.40	$7.95	$1,000	$1,018.49	$6.76	1.33%
Mid Cap Growth	$1,000	$1,321.40	$6.73	$1,000	$1,019.36	$5.86	1.16%
Money Market	$1,000	$1,000.10	$1.80	$1,000	$1,023.41	$1.82	0.36%
Real Estate Securities	$1,000	$1,217.20	$7.32	$1,000	$1,018.60	$6.66	1.31%
Science and Technology	$1,000	$1,240.00	$6.50	$1,000	$1,019.42	$5.86	1.15%
Small Cap Growth	$1,000	$1,322.10	$6.62	$1,000	$1,019.53	$5.76	1.13%
Small Cap Value	$1,000	$1,303.90	$6.68	$1,000	$1,019.36	$5.86	1.16%
Value	$1,000	$1,231.00	$5.58	$1,000	$1,020.20	$5.05	0.99%
*	Portfolio expenses are equal to the Portfolio’s annualized expense ratio (provided in the table), multiplied by the average account value over the period, multiplied by 184 days (131 days for Global Bond and Limited-Term Bond) in the six-month period ended December 31, 2010, and divided by 365.

(1)	This section uses the Portfolio’s actual total return and actual Portfolio expenses. It is a guide to the actual expenses paid by the Portfolio in the period. The “Ending Account Value” shown is computed using the Portfolio’s actual return and the “Expenses Paid During Period” column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Portfolio. A shareholder may use the information here, together with the dollar amount invested, to estimate the expenses that were paid over the period. For every thousand dollars a shareholder has invested, the expenses are listed in the last column of this section.

(2)	This section uses a hypothetical five percent annual return and actual Portfolio expenses. It helps to compare the Portfolio’s ongoing costs with other mutual funds. A shareholder can compare the Portfolio’s ongoing costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

The above illustrations are based on ongoing costs only.

2010	ANNUAL REPORT	5

MANAGEMENT DISCUSSION

Pathfinder Portfolios	(UNAUDITED)

Michael L. Avery	Below, Michael L. Avery, portfolio manager of each of the five Ivy Funds VIP Pathfinder Portfolios, discusses positioning, performance and results for the fiscal year ended December 31, 2010. Mr. Avery has managed each Pathfinder Portfolio since their inception in March 2008. He has 32 years of industry experience.

Performance Summary

As of December 31, 2010	One-year total returns
Ivy Funds VIP Pathfinder Aggressive	15.53%
Ivy Funds VIP Pathfinder Conservative	9.38%
Ivy Funds VIP Pathfinder Moderate	12.63%
Ivy Funds VIP Pathfinder Moderately Aggressive	14.46%
Ivy Funds VIP Pathfinder Moderately Conservative	10.97%

Benchmarks

S&P 500 Index	15.06%
(generally reflects the performance of large- and medium-sized U.S. stocks)
Citigroup Broad Investment Grade Index	6.29%
(generally reflects the performance of the bond market)
Citigroup Short-Term Index for 1-Month Certificates of Deposit	0.24%
(generally reflects cash)

Past performance is not necessarily indicative of future performance. For additional performance information for each Portfolio, please see the Comparison of Change in Value of a $10,000 Investment and the Average Annual Total Return information for each Portfolio found on pages 9-13 of this report.

Please note that the Portfolio returns include applicable investment fees and expenses, whereas the index returns do not include any such fees. Also, each Portfolio’s performance data does not take into account any product expenses or charges associated with owning a variable life or annuity policy, which is invested in Ivy Funds Variable Insurance Portfolios. Multiple indexes are shown because each Portfolio invests in multiple asset classes.

A volatile year

Economic conditions have improved dramatically since our last report to you. The momentum that drove equity markets higher in the second half of 2009 continued into the first calendar quarter of 2010, albeit at a markedly slower pace. The April 20 oil rig explosion and subsequent massive oil spill in the Gulf of Mexico, which generated ominous headlines on a daily basis and sent a ripple through global markets, did little to improve investor confidence. Although many economic indicators pointed to continued recovery in the U.S. economy, domestic equities spent the first quarter of 2010 searching for direction. But as the economic recovery gained momentum in the second quarter, investors quickly rediscovered their appetite for risk. Stocks and bonds rallied, buoyed by numerous reports reflecting increasing strength and stability in the U.S. economy. Investor confidence was further bolstered by stabilization of global credit markets and stronger-than-expected first and second quarter corporate profits.

However, this burgeoning optimism abruptly changed course with the mid-year emergence of the European debt crisis and attendant fears of a double-dip recession. That scenario, along with a pause in U.S. economic growth, uncertainty surrounding health care and financial reform and escalating concern about China’s ability to slow the pace of its economy, drove a sharp global correction. Investors ultimately dodged riskier assets and demonstrated a flight to quality, ultimately driving U.S. bond yields to historical lows. By mid-quarter, intensifying concerns about massive deficits in the world’s developed economies further weighed on equities and fueled fear that the global economy could slip back into recession.

The tide seemed to turn in August, however, with slightly stronger economic data and optimism that mid-term elections may drive more investor-friendly changes in Washington. Stocks staged a third-quarter rally that restored some optimism, as did an announcement from the National Bureau of Economic Research that the “Great Recession,” the longest-lasting since the Great Depression, officially ended in June 2009. During the quarter, the Federal Reserve declared the pace of U.S. economic growth unacceptable and reiterated its readiness to begin a second phase of quantitative easing. U.S. markets responded very favorably, with the major indexes posting impressive gains and Wall Street racking up its fourth-largest profit for the year. Stocks received an additional boost in December, when congress and President Obama signed into law a politically divisive tax deal that extended the Bush-era tax cuts and provided additional reductions for both individuals and businesses.

The outlook for global markets in 2011 is improving as many governments and central banks moved away from fiscal policies and began to work in their own self interests. Nonetheless, serious challenges remain. U.S. unemployment remains high and the housing market continues to struggle, with foreclosure activity at a record pace.

Focus on total return, less defensive exposure boosted results

The top-performing underlying portfolio was Ivy Funds VIP Mid Cap Growth. That Portfolio’s success during the fiscal year was the result of its overweight exposure to the more cyclical sectors of the economy for much of the year, which included the

6	ANNUAL REPORT	2010

consumer discretionary, industrial, energy and financials sectors. Also helpful was this underlying Portfolio’s focus on high visibility, long runway growth stocks often selling at considerable valuation premiums to the market. Another top-performing underlying portfolio was Ivy Funds VIP Small Cap Value, which benefited from an underweight stake in financials, where progress slowed after a robust 2009 and value opportunities were less prevalent. Finally, international exposure provided by the strongly performing Ivy Funds VIP International Growth underlying portfolio added yet another boost to performance. This Portfolio’s success was the result of strong absolute performance from consumer discretionary, energy and materials holdings.

A more conservative approach to return

As was the case in 2009, the greatest factor working against the more conservative Pathfinder Portfolios, which nonetheless recorded solid performance during the period, was its greater exposure to more conservative underlying portfolios, such as Ivy Funds VIP Money Market and Ivy Funds VIP Bond. While both portfolios had solid absolute performance, they were not favored among investors who, as economic conditions improved, rediscovered their appetite for risk. In addition, the lowest-rated corporate bonds saw the highest total returns during 2010, particularly when rates moved lower as the year progressed. This proved to be a headwind for the underlying fixed-income portfolios, which have a higher quality bias. In addition, funds with the longest duration performed the best as Treasury rates moved lower. Ivy Funds VIP Bond was short its benchmark’s duration during the first half of its fiscal year, which worked to the Portfolio’s favor. But it became apparent during the second half of the fiscal year that the U.S. economic recovery was slowing. In April, financial troubles in Greece and other eurozone countries led to a renewed flight-to-quality trade into U.S. Treasury debt. The yield curve shifted, with a trading range at significantly lower levels.

Optimism tempered by caution

As 2011 unfolds, we are cautiously optimistic. Clearly, signs of continued recovery and strengthening economic growth are creating a positive backdrop for domestic equities. The economic outlook continues to improve, and the most recent quantitative easing by the Federal Reserve should enable additional progress. Importantly, we think that some business- and investor-friendly changes have been made in Washington as a result of the mid-term elections that bode well for the economy. Progress has been slow, and we think the pace of continued progress will remain tempered. We are not too concerned about inflation in the United States because unemployment remains high, which should keep wages in check, along with consumer spending. We do anticipate employment growth will improve, slowly, in the months ahead. Higher interest rates may be on the distant horizon for the United States, but we are not too concerned about this in the near term. It is, however, an issue for many emerging markets whose economies have grown at a perhaps too-rapid pace. While the pace of growth in many emerging economies has slowed a bit, we anticipate that it will remain robust for many, particularly China and India. Against this backdrop, we will continue to pursue the investment theme that we’ve had in place for some time — our belief in the opportunities presented by the emerging middle class as the economy rebalances. We believe our flexibility to select a broad range of underlying portfolios is a strategic advantage in navigating uncertain markets.

As with any mutual fund, the value of each Portfolio’s shares will change, and you could lose money on your investment.

International investing involves additional risks including currency fluctuations, political or economic conditions affecting the foreign country and differences in accounting standards and foreign regulations. These and other risks are more fully described in each Portfolio’s prospectus.

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager’s views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

The index (indexes) noted are unmanaged and include reinvested dividends. One cannot invest directly in an index, nor is an index representative of any Ivy Funds VIP Pathfinder Portfolio.

2010	ANNUAL REPORT	7

PORTFOLIO HIGHLIGHTS

Pathfinder Portfolios	ALL DATA IS AS OF DECEMBER 31, 2010 (UNAUDITED)

Pathfinder Aggressive – Asset Allocation

Ivy Funds VIP International Growth	15.8%
Ivy Funds VIP Growth	15.3%
Ivy Funds VIP International Core Equity	13.9%
Ivy Funds VIP Limited-Term Bond	13.5%
Ivy Funds VIP Dividend Opportunities	12.5%
Ivy Funds VIP Small Cap Value	8.6%
Ivy Funds VIP Value	7.2%
Ivy Funds VIP Mid Cap Growth	5.3%
Ivy Funds VIP Bond(1)	4.5%
Ivy Funds VIP Small Cap Growth	3.3%
Cash and Cash Equivalents	0.1%

Pathfinder Conservative – Asset Allocation

Ivy Funds VIP Bond(1)	28.1%
Ivy Funds VIP Money Market(1)	19.0%
Ivy Funds VIP Dividend Opportunities	18.4%
Ivy Funds VIP Limited-Term Bond	9.4%
Ivy Funds VIP Growth	7.4%
Ivy Funds VIP International Core Equity	5.2%
Ivy Funds VIP International Growth	5.2%
Ivy Funds VIP Mid Cap Growth	2.2%
Ivy Funds VIP Value	2.1%
Ivy Funds VIP Small Cap Value	1.1%
Ivy Funds VIP Small Cap Growth	1.1%
Cash and Cash Equivalents	0.8%

Pathfinder Moderate – Asset Allocation

Ivy Funds VIP Bond(1)	18.5%
Ivy Funds VIP Dividend Opportunities	15.9%
Ivy Funds VIP International Growth	12.2%
Ivy Funds VIP Growth	10.4%
Ivy Funds VIP Money Market(1)	9.4%
Ivy Funds VIP Limited-Term Bond	9.2%
Ivy Funds VIP International Core Equity	8.1%
Ivy Funds VIP Value	5.3%
Ivy Funds VIP Small Cap Value	4.4%
Ivy Funds VIP Mid Cap Growth	4.3%
Ivy Funds VIP Small Cap Growth	2.2%
Cash and Cash Equivalents	0.1%

Pathfinder Moderately Aggressive – Asset Allocation

Ivy Funds VIP Dividend Opportunities	15.6%
Ivy Funds VIP International Growth	15.0%
Ivy Funds VIP Limited-Term Bond	13.6%
Ivy Funds VIP Growth	10.3%
Ivy Funds VIP International Core Equity	10.0%
Ivy Funds VIP Bond(1)	9.1%
Ivy Funds VIP Small Cap Value	7.6%
Ivy Funds VIP Mid Cap Growth	5.3%
Ivy Funds VIP Value	5.2%
Ivy Funds VIP Money Market(1)	4.6%
Ivy Funds VIP Small Cap Growth	3.3%
Cash and Cash Equivalents	0.4%

Pathfinder Moderately Conservative – Asset Allocation

Ivy Funds VIP Bond(1)	23.1%
Ivy Funds VIP Dividend Opportunities	16.0%
Ivy Funds VIP Money Market(1)	14.2%
Ivy Funds VIP International Growth	10.3%
Ivy Funds VIP Growth	9.5%
Ivy Funds VIP Limited-Term Bond	9.3%
Ivy Funds VIP Value	5.3%
Ivy Funds VIP International Core Equity	5.1%
Ivy Funds VIP Mid Cap Growth	4.4%
Ivy Funds VIP Small Cap Value	1.1%
Ivy Funds VIP Small Cap Growth	1.1%
Cash and Cash Equivalents	0.6%

(1)	The percentage of investments in the underlying fund is currently not within the target allocation range disclosed in the Portfolio’s prospectus due to market movements; this percentage is expected to change over time, and deviation from the target allocation range due to market movements is permitted by the prospectus.

8	ANNUAL REPORT	2010

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT

Pathfinder Aggressive	(UNAUDITED)

(1)	The value of the investment in the Portfolio is impacted by the ongoing expenses of the Portfolio and assumes reinvestment of dividends and distributions.

(2)	Because the Portfolio commenced operations on a date other than at the end of a month, and partial month calculations of the performances of the index (including income) are not available, investment in the index was effected as of February 29, 2008.

Average Annual Total Return(3)
1-year period ended 12-31-10	15.53%
5-year period ended 12-31-10	—
10-year period ended 12-31-10	—
Since inception of Portfolio(4) through 12-31-10	2.94%

(3)	Data quoted is past performance and current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please call 1.888.WADDELL for the Portfolio’s most recent month-end performance. Performance data quoted does not reflect any expenses or charges associated with owning a variable life insurance policy or variable annuity contract that invests in the Portfolio’s shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower.

(4)	3-4-08 (the date on which shares were first acquired by shareholders).

Past performance is not necessarily indicative of future performance. Indexes are unmanaged.

2010	ANNUAL REPORT	9

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT

Pathfinder Conservative	(UNAUDITED)

(1)	The value of the investment in the Portfolio is impacted by the ongoing expenses of the Portfolio and assumes reinvestment of dividends and distributions.

(2)	Because the Portfolio commenced operations on a date other than at the end of a month, and partial month calculations of the performances of the index (including income) are not available, investment in the index was effected as of February 29, 2008.

Average Annual Total Return(3)
1-year period ended 12-31-10	9.38%
5-year period ended 12-31-10	—
10-year period ended 12-31-10	—
Since inception of Portfolio(4) through 12-31-10	3.47%

(3)	Data quoted is past performance and current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please call 1.888.WADDELL for the Portfolio’s most recent month-end performance. Performance data quoted does not reflect any expenses or charges associated with owning a variable life insurance policy or variable annuity contract that invests in the Portfolio’s shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower.

(4)	3-13-08 (the date on which shares were first acquired by shareholders).

Past performance is not necessarily indicative of future performance. Indexes are unmanaged.

10	ANNUAL REPORT	2010

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT

Pathfinder Moderate	(UNAUDITED)

(1)	The value of the investment in the Portfolio is impacted by the ongoing expenses of the Portfolio and assumes reinvestment of dividends and distributions.

(2)	Because the Portfolio commenced operations on a date other than at the end of a month, and partial month calculations of the performances of the index (including income) are not available, investment in the index was effected as of February 29, 2008.

Average Annual Total Return(3)
1-year period ended 12-31-10	12.63%
5-year period ended 12-31-10	—
10-year period ended 12-31-10	—
Since inception of Portfolio(4) through 12-31-10	2.74%

(3)	Data quoted is past performance and current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please call 1.888.WADDELL for the Portfolio’s most recent month-end performance. Performance data quoted does not reflect any expenses or charges associated with owning a variable life insurance policy or variable annuity contract that invests in the Portfolio’s shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower.

(4)	3-4-08 (the date on which shares were first acquired by shareholders).

Past performance is not necessarily indicative of future performance. Indexes are unmanaged.

2010	ANNUAL REPORT	11

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT

Pathfinder Moderately Aggressive	(UNAUDITED)

(1)	The value of the investment in the Portfolio is impacted by the ongoing expenses of the Portfolio and assumes reinvestment of dividends and distributions.

(2)	Because the Portfolio commenced operations on a date other than at the end of a month, and partial month calculations of the performances of the index (including income) are not available, investment in the index was effected as of February 29, 2008.

Average Annual Total Return(3)
1-year period ended 12-31-10	14.46%
5-year period ended 12-31-10	—
10-year period ended 12-31-10	—
Since inception of Portfolio(4) through 12-31-10	3.73%

(3)	Data quoted is past performance and current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please call 1.888.WADDELL for the Portfolio’s most recent month-end performance. Performance data quoted does not reflect any expenses or charges associated with owning a variable life insurance policy or variable annuity contract that invests in the Portfolio’s shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower.

(4)	3-4-08 (the date on which shares were first acquired by shareholders).

Past performance is not necessarily indicative of future performance. Indexes are unmanaged.

12	ANNUAL REPORT	2010

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT

Pathfinder Moderately Conservative	(UNAUDITED)

(1)	The value of the investment in the Portfolio is impacted by the ongoing expenses of the Portfolio and assumes reinvestment of dividends and distributions.

(2)	Because the Portfolio commenced operations on a date other than at the end of a month, and partial month calculations of the performances of the index (including income) are not available, investment in the index was effected as of February 29, 2008.

Average Annual Total Return(3)
1-year period ended 12-31-10	10.97%
5-year period ended 12-31-10	—
10-year period ended 12-31-10	—
Since inception of Portfolio(4) through 12-31-10	3.49%

(3)	Data quoted is past performance and current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please call 1.888.WADDELL for the Portfolio’s most recent month-end performance. Performance data quoted does not reflect any expenses or charges associated with owning a variable life insurance policy or variable annuity contract that invests in the Portfolio’s shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower.

(4)	3-12-08 (the date on which shares were first acquired by shareholders).

Past performance is not necessarily indicative of future performance. Indexes are unmanaged.

2010	ANNUAL REPORT	13

SCHEDULE OF INVESTMENTS

Pathfinder Portfolios (in thousands)	DECEMBER 31, 2010

Pathfinder Aggressive

AFFILIATED MUTUAL FUNDS	Shares	Value

Ivy Funds VIP Bond	573	$3,209
Ivy Funds VIP Dividend Opportunities	1,307	8,964
Ivy Funds VIP Growth	1,062	11,021
Ivy Funds VIP International Core Equity	576	9,961
Ivy Funds VIP International Growth	1,345	11,445
Ivy Funds VIP Limited-Term Bond (A)	1,952	9,676
Ivy Funds VIP Mid Cap Growth	438	3,809
Ivy Funds VIP Small Cap Growth (A)	224	2,362
Ivy Funds VIP Small Cap Value	369	6,197
Ivy Funds VIP Value	857	5,189

TOTAL AFFILIATED MUTUAL FUNDS – 99.9%		$71,833
(Cost: $67,875)

SHORT-TERM SECURITIES – 0.1%	Principal
Master Note
Toyota Motor Credit Corporation, 0.154%, 1-3-11 (B)	$87	$87

(Cost: $87)

TOTAL INVESTMENT SECURITIES – 100.0%		$71,920
(Cost: $67,962)

LIABILITIES, NET OF CASH AND OTHER ASSETS – 0.0%		(6)

NET ASSETS – 100.0%		$71,914

Notes to Schedule of Investments

(A)	No dividends were paid during the preceding 12 months.

(B)	Variable rate security. Interest rate disclosed is that which is in effect at December 31, 2010. Date shown represents the date that the variable rate resets.

Pathfinder Conservative

AFFILIATED MUTUAL FUNDS	Shares	Value

Ivy Funds VIP Bond	3,561	$19,929
Ivy Funds VIP Dividend Opportunities	1,908	13,085
Ivy Funds VIP Growth	511	5,300
Ivy Funds VIP International Core Equity	212	3,670
Ivy Funds VIP International Growth	433	3,688
Ivy Funds VIP Limited-Term Bond (A)	1,346	6,675
Ivy Funds VIP Mid Cap Growth	181	1,569
Ivy Funds VIP Money Market	13,554	13,554
Ivy Funds VIP Small Cap Growth (A)	77	810
Ivy Funds VIP Small Cap Value	48	797
Ivy Funds VIP Value	253	1,528

TOTAL AFFILIATED MUTUAL FUNDS – 99.2%		$70,605
(Cost: $64,704)

SHORT-TERM SECURITIES – 0.3%	Principal
Master Note
Toyota Motor Credit Corporation, 0.154%, 1-3-11 (B)	$231	$231

(Cost: $231)

TOTAL INVESTMENT SECURITIES – 99.5%		$70,836
(Cost: $64,935)

CASH AND OTHER ASSETS, NET OF LIABILITIES – 0.5%		336

NET ASSETS – 100.0%		$71,172

Notes to Schedule of Investments

(A)	No dividends were paid during the preceding 12 months.

(B)	Variable rate security. Interest rate disclosed is that which is in effect at December 31, 2010. Date shown represents the date that the variable rate resets.

See Accompanying Notes to Financial Statements.

14	ANNUAL REPORT	2010

SCHEDULE OF INVESTMENTS

Pathfinder Portfolios (in thousands)	DECEMBER 31, 2010

Pathfinder Moderate

AFFILIATED MUTUAL FUNDS	Shares	Value

Ivy Funds VIP Bond	15,133	$84,680
Ivy Funds VIP Dividend Opportunities	10,708	73,450
Ivy Funds VIP Growth	4,641	48,161
Ivy Funds VIP International Core Equity	2,162	37,374
Ivy Funds VIP International Growth	6,621	56,335
Ivy Funds VIP Limited-Term Bond (A)	8,581	42,541
Ivy Funds VIP Mid Cap Growth	2,296	19,954
Ivy Funds VIP Money Market	43,191	43,191
Ivy Funds VIP Small Cap Growth (A)	978	10,301
Ivy Funds VIP Small Cap Value	1,209	20,284
Ivy Funds VIP Value	4,017	24,313

TOTAL AFFILIATED MUTUAL FUNDS – 99.9%		$460,584
(Cost: $410,585)

SHORT-TERM SECURITIES – 0.2%	Principal
Master Note
Toyota Motor Credit Corporation, 0.154%, 1-3-11 (B)	$730	$730

(Cost: $730)

TOTAL INVESTMENT SECURITIES – 100.1%		$461,314
(Cost: $411,315)

LIABILITIES, NET OF CASH AND OTHER ASSETS – (0.1%)		(62)

NET ASSETS – 100.0%		$461,252

Notes to Schedule of Investments

(A)	No dividends were paid during the preceding 12 months.

(B)	Variable rate security. Interest rate disclosed is that which is in effect at December 31, 2010. Date shown represents the date that the variable rate resets.

Pathfinder Moderately Aggressive

AFFILIATED MUTUAL FUNDS	Shares	Value

Ivy Funds VIP Bond	8,112	$45,389
Ivy Funds VIP Dividend Opportunities	11,444	78,497
Ivy Funds VIP Growth	4,960	51,477
Ivy Funds VIP International Core Equity	2,893	49,999
Ivy Funds VIP International Growth	8,854	75,338
Ivy Funds VIP Limited-Term Bond (A)	13,797	68,397
Ivy Funds VIP Mid Cap Growth	3,065	26,638
Ivy Funds VIP Money Market	23,139	23,139
Ivy Funds VIP Small Cap Growth (A)	1,566	16,491
Ivy Funds VIP Small Cap Value	2,259	37,910
Ivy Funds VIP Value	4,295	25,993

TOTAL AFFILIATED MUTUAL FUNDS – 99.6%		$499,268
(Cost: $439,731)

SHORT-TERM SECURITIES – 0.3%	Principal
Master Note
Toyota Motor Credit Corporation, 0.154%, 1-3-11 (B)	$1,519	$1,519

(Cost: $1,519)

TOTAL INVESTMENT SECURITIES – 99.9%		$500,787
(Cost: $441,250)

CASH AND OTHER ASSETS, NET OF LIABILITIES – 0.1%		356

NET ASSETS – 100.0%		$501,143

Notes to Schedule of Investments

(A)	No dividends were paid during the preceding 12 months.

(B)	Variable rate security. Interest rate disclosed is that which is in effect at December 31, 2010. Date shown represents the date that the variable rate resets.

See Accompanying Notes to Financial Statements.

2010	ANNUAL REPORT	15

SCHEDULE OF INVESTMENTS

Pathfinder Portfolios (in thousands)	DECEMBER 31, 2010

Pathfinder Moderately Conservative

AFFILIATED MUTUAL FUNDS	Shares	Value

Ivy Funds VIP Bond	6,236	$34,896
Ivy Funds VIP Dividend Opportunities	3,530	24,212
Ivy Funds VIP Growth	1,377	14,289
Ivy Funds VIP International Core Equity	445	7,699
Ivy Funds VIP International Growth	1,818	15,472
Ivy Funds VIP Limited-Term Bond (A)	2,829	14,025
Ivy Funds VIP Mid Cap Growth	757	6,578
Ivy Funds VIP Money Market	21,358	21,358
Ivy Funds VIP Small Cap Growth (A)	161	1,698
Ivy Funds VIP Small Cap Value	100	1,671
Ivy Funds VIP Value	1,324	8,015

TOTAL AFFILIATED MUTUAL FUNDS – 99.4%		$149,913
(Cost: $135,554)

SHORT-TERM SECURITIES – 0.2%	Principal
Master Note
Toyota Motor Credit Corporation, 0.154%, 1-3-11 (B)	$257	$257

(Cost: $257)

TOTAL INVESTMENT SECURITIES – 99.6%		$150,170
(Cost: $135,811)

CASH AND OTHER ASSETS, NET OF LIABILITIES – 0.4%		713

NET ASSETS – 100.0%		$150,883

Notes to Schedule of Investments

(A)	No dividends were paid during the preceding 12 months.

(B)	Variable rate security. Interest rate disclosed is that which is in effect at December 31, 2010. Date shown represents the date that the variable rate resets.

See Accompanying Notes to Financial Statements.

16	ANNUAL REPORT	2010

MANAGEMENT DISCUSSION

Asset Strategy	(UNAUDITED)

Michael L. Avery	Ryan F. Caldwell	Below, Michael L. Avery and Ryan F. Caldwell, portfolio managers of Ivy Funds VIP Asset Strategy, discuss positioning, performance and results for the fiscal year ended December 31, 2010. Mr. Avery has managed the Portfolio for 14 years and has 32 years of industry experience. Mr. Caldwell has managed the Portfolio for four years and has 13 years of industry experience.

Fiscal Year Performance

For the 12 Months Ended December 31, 2010
Ivy Funds VIP Asset Strategy	8.68%
Benchmark(s) and/or Lipper Category
S&P 500 Index	15.07%
(generally reflects the performance of large- and medium-sized U.S. stocks)
Citigroup Broad Investment Grade Index	6.30%
(generally reflects the performance of the bond market)
Citigroup Short-Term Index for 1 Month Certificates of Deposit	0.24%
(generally reflects cash)
Lipper Variable Annuity Global Flexible Portfolio Funds Universe Average	9.64%
(generally reflects the performance of the universe of funds with similar investment objectives)
Lipper Variable Annuity Flexible Portfolio Funds Universe Average	9.40%
(generally reflects the performance of the universe of funds with similar investment objectives)

Please note that the Portfolio returns include applicable investment fees and expense, whereas the index returns do not include any such fees. Also, the Portfolio’s performance data does not take into account any product expenses or charges associated with owning a variable life or annuity policy, which is invested in Ivy Funds Variable Insurance Portfolios. Multiple indexes are shown because the Portfolio invests in multiple asset classes.

Note: The Portfolio’s Lipper Category changed from the Variable Annuity Flexible Portfolio Funds Universe Average to the Variable Annuity Global Flexible Portfolio Funds Universe Average effective March 1, 2010. Both category averages are shown in this year’s report for comparison purposes.

A volatile year

Economic conditions have improved significantly since our last report to you. The momentum that drove equity markets higher in the second half of 2009 continued into the first calendar quarter of 2010, albeit at a markedly slower pace. The April 20 oil rig explosion and subsequent massive oil spill in the Gulf of Mexico, which generated ominous headlines on a daily basis and sent a ripple through global markets, did little to improve investor confidence. Although many economic indicators pointed to continued recovery in the U.S. economy, domestic equities spent the first quarter of 2010 searching for direction. But as the economic recovery gained momentum in the second quarter, investors quickly rediscovered their appetite for risk. Stocks and bonds rallied, buoyed by numerous reports reflecting increasing strength and stability in the U.S. economy. Investor confidence was further bolstered by stabilization of global credit markets and stronger-than-expected first and second quarter corporate profits.

However, this burgeoning optimism abruptly changed course with the mid-year emergence of the European debt crisis and attendant fears of a double-dip recession. That scenario, along with a pause in U.S. economic growth, uncertainty surrounding health care and financial reform and escalating concern about China’s ability to slow the pace of its economy, drove a sharp global correction. Investors ultimately dodged riskier assets and demonstrated a flight to quality, ultimately driving U.S. bond yields to historical lows. Intensifying concerns about massive deficits in the world’s developed economies further weighed on equities and fueled fear that the global economy could slip back into recession.

The tide seemed to turn in August, however, with slightly stronger economic data and optimism that mid-term elections may drive more investor-friendly changes in Washington. Stocks staged a third-quarter rally that restored some optimism, as did an announcement from the National Bureau of Economic Research that the “Great Recession,” the longest-lasting since the Great Depression, officially ended in June 2009. During the quarter, the Federal Reserve declared the pace of U.S. economic growth unacceptable and reiterated its readiness to begin a second phase of quantitative easing. U.S. markets responded very favorably, with the major indexes posting impressive gains and Wall Street racking up its fourth-largest profit for the year. Stocks received an additional boost in December, when Congress and President Obama signed into law a politically divisive tax deal that extended the Bush-era tax cuts and provided additional reductions for both individuals and businesses.

The outlook for global markets in 2011 appears to be improving as many governments and central banks move away from fiscal policies and began to work in their own self interests. Nonetheless, serious challenges remain. U.S. unemployment remains high and the housing market continues to struggle, with foreclosure activity at a record pace.

A responsive approach

As the period opened, the equity portion of the portfolio was allocated in line with the investment strategy we have been pursuing for some time — global rebalancing and the emerging middle class. Sectors in which the Portfolio was most heavily

2010	ANNUAL REPORT	17

concentrated included consumer discretionary, financial and information technology, on the premise that they offer the greatest potential, despite a de-leveraging cycle on the part of the consumer. As the dollar strengthened, however, we began to restructure the Portfolio to manage risk and preserve capital. Our primary concerns surrounded valuation in emerging markets, which were beginning to look expensive to us. In response, we reduced the portfolio’s net equity exposure substantially, hedging downside risk through index futures instead of selling assets we deem to have long-term value. Most of our futures are highly liquid, which enables us to make or change positions quickly. They’re also valued and cash-settled on a daily basis, thereby limiting third-party risk.

Nonetheless, the Portfolio’s performance during the first half of the fiscal year trailed that of the broader market due largely to its exposure to Chinese cyclicals that were negatively impacted when the Chinese authorities began to reduce liquidity in April. That caused a fairly large downdraft in the Chinese market, and the Portfolio’s exposure suffered accordingly. At the same time, however, the Portfolio was buoyed by its stake in gold bullion, which has remained steady at 10 to 15 percent of assets. When people are concerned about sovereign debt, which was very much the case during the year, the dollar has often become more attractive, a trend we expect will continue throughout 2011.

Hedging volatility

The market experienced heightened volatility during the second half of the year, as investors grappled with concern about sovereign debt issues in Europe and a pause in U.S. economic growth. Against this volatile backdrop, we employed forward currency exchange contracts as a defensive hedge to back the Portfolio’s base currency, the U.S. dollar. The purpose of this hedging strategy is to insulate the Portfolio from adverse currency movements. All currency exposures are marked to the market daily and therefore the risks of the forwards are the same as the risk of the underlying currency. We also used equity derivatives to help cushion volatility. These instruments collectively represented a small portion of the overall Portfolio and effectively lessened the Portfolio’s volatility, but ultimately caused its performance to trail that of the broader market as represented by the S&P 500 Index.

During the period we made several changes to the Portfolio, which remains geographically diverse and focused on the global emerging middle class. In terms of sector shifts, we trimmed the Portfolio’s exposure to financials and more than doubled its stake in consumer discretionary stocks. At year end, the Portfolio was slightly overweight relative to the S&P 500 Index in information technology and, notably, consumer durables, which reflects our heavy stake in automobile manufacturers whose profits are driven by increasingly robust global demand. With respect to fixed income, although these products have outperformed equities over the last decade, we don’t expect this trend to be sustainable. We continue to think that investors are overpaying for capital structure protections and corporate fixed income, and we believe that equities continue to be a more attractive asset class than corporate or sovereign fixed income. We continue to like gold as an inflation and currency hedge against policies around the world, although we don’t necessarily think it will continue to appreciate at a 30 percent clip, as it did in 2010. Nonetheless, it continues to have a place in the portfolio. Despite the sector shifts, the Portfolio’s allocation among equities, gold, fixed income and cash remains largely unchanged.

As with any mutual fund, the value of the Portfolio’s shares will change, and you could lose money on your investment.

The Portfolio may allocate from 0-100 percent of its assets between stocks, bonds and short-term instruments, across domestic and foreign securities; therefore, the Portfolio may invest up to 100 percent of its assets in foreign securities. International investing involves additional risks including currency fluctuations, political or economic conditions affecting the foreign country, and differences in accounting standards and foreign regulations. These risks are magnified in emerging markets.

With regards to fixed-income securities in which the Portfolio may invest, these are subject to interest rate risk and, as such, the net asset value of the Portfolio may fall as interest rates rise.

Because the Portfolio may concentrate its investments, the Portfolio may experience greater volatility than an investment with greater diversification. Investing in physical commodities, such as gold, exposes the Portfolio to other risk considerations such as potentially severe share price fluctuations over short periods of time. These and other risks are more fully described in the Portfolio’s prospectus.

The opinions expressed in this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. The managers’ views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

The index (indexes) noted are unmanaged and include reinvested dividends. One cannot invest directly in an index, nor is an index representative of Ivy Funds VIP Asset Strategy.

18	ANNUAL REPORT	2010

PORTFOLIO HIGHLIGHTS

Asset Strategy	ALL DATA IS AS OF DECEMBER 31, 2010 (UNAUDITED)

Asset Allocation

Stocks	82.2%
Consumer Discretionary	28.2%
Financials	15.5%
Information Technology	14.2%
Energy	8.6%
Industrials	6.0%
Materials	5.9%
Consumer Staples	2.8%
Telecommunication Services	0.9%
Health Care	0.1%
Bullion (Gold)	12.4%
Options	0.7%
Bonds	0.5%
Corporate Debt Securities	0.4%
United States Government and Government Agency Obligations	0.1%
Cash and Cash Equivalents	4.2%

Country Weightings

North America	34.3%
United States	34.3%
Pacific Basin	26.2%
China	13.4%
Hong Kong	4.2%
Other Pacific Basin	8.6%
Europe	19.0%
Germany	5.6%
United Kingdom	4.1%
Other Europe	9.3%
Bullion (Gold)	12.4%
South America	3.2%
Cash and Cash Equivalents and Options	4.9%

Top 10 Equity Holdings

Company	Country	Sector
Wynn Resorts, Limited	United States	Consumer Discretionary
Volkswagen AG	Germany	Consumer Discretionary
Apple Inc.	United States	Information Technology
Sands China Ltd.	China	Consumer Discretionary
Hyundai Motor Company	South Korea	Consumer Discretionary
Cognizant Technology Solutions Corporation, Class A	United States	Information Technology
Standard Chartered plc	United Kingdom	Financials
ConocoPhillips	United States	Energy
Starwood Hotels & Resorts Worldwide, Inc.	United States	Consumer Discretionary
Halliburton Company	United States	Energy

See your advisor for more information on the Portfolio’s most recently published Top 10 Equity Holdings.

2010	ANNUAL REPORT	19

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT

Asset Strategy	(UNAUDITED)

(1)	The value of the investment in the Portfolio is impacted by the ongoing expenses of the Portfolio and assumes reinvestment of dividends and distributions.

Average Annual Total Return(2)
1-year period ended 12-31-10	8.68%
5-year period ended 12-31-10	11.79%
10-year period ended 12-31-10	9.81%

(2)	Data quoted is past performance and current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please call 1.888.WADDELL for the Portfolio’s most recent month-end performance. Performance data quoted does not reflect any expenses or charges associated with owning a variable life insurance policy or variable annuity contract that invests in the Portfolio’s shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower.

Past performance is not necessarily indicative of future performance. Indexes are unmanaged.

20	ANNUAL REPORT	2010

SCHEDULE OF INVESTMENTS

Asset Strategy (in thousands)	DECEMBER 31, 2010

COMMON STOCKS	Shares	Value

Aerospace & Defense – 0.3%
Honeywell International Inc.	74	$3,907

Airlines – 0.3%
Cathay Pacific Airways Limited, H Shares (A)	1,249	3,447

Apparel, Accessories & Luxury Goods – 3.1%
Compagnie Financiere Richemont S.A. (A)	347	20,401
Luxottica Group S.p.A. (A)	22	670
LVMH Moet Hennessy – Louis Vuitton (A)	119	19,608

		40,679

Automobile Manufacturers – 3.7%
Bayerische Motoren Werke AG (A)	136	10,662
Hyundai Motor Company (A)(B)	244	37,241

		47,903

Broadcasting – 0.8%
CBS Corporation, Class B	545	10,388

Casinos & Gaming – 11.2%
Las Vegas Sands, Inc. (B)	170	7,816
Sands China Ltd. (A)(B)	4,189	9,205
Sands China Ltd. (A)(B)(C)	19,288	42,383
Wynn Macau, Limited (A)	7,187	16,088
Wynn Macau, Limited (A)(C)	839	1,878
Wynn Resorts, Limited	643	66,748

		144,118

Coal & Consumable Fuels – 0.3%
China Coal Energy Company Limited, H Shares (A)	2,091	3,266

Commodity Chemicals – 0.7%
PTT Chemical Public Company Limited (A)(C)	1,870	9,117

Communications Equipment – 0.9%
Juniper Networks, Inc. (B)	311	11,467

Computer Hardware – 3.3%
Apple Inc. (B)	134	43,191

Computer Storage & Peripherals – 2.1%
NetApp, Inc. (B)	504	27,694

Construction & Engineering – 0.5%
China Railway Construction Corporation Limited, H Shares (A)(B)	2,641	3,181
China Railway Group Limited, H Shares (A)	3,673	2,651

		5,832

Construction & Farm Machinery & Heavy Trucks – 4.2%
AB Volvo (A)(C)	555	9,780
AB Volvo, Class B (A)	823	14,501
Cummins Inc.	150	16,513
Tata Motors Limited (A)	500	14,624

		55,418

Distributors – 1.1%
Li & Fung Limited (A)	2,486	14,426

COMMON STOCKS (Continued)	Shares	Value

Diversified Banks – 7.9%
Banco Santander Brasil S.A., Units (A)(C)	501	$6,810
Banco Santander, S.A. (A)	1,151	12,191
BOC Hong Kong (Holdings) Limited (A)	3,029	10,306
HDFC Bank Limited (A)	80	4,182
ICICI Bank Limited (A)	777	19,886
Standard Chartered plc (A)	1,166	31,362
State Bank of India (A)	64	4,050
Turkiye Garanti Bankasi Anonim Sirketi (A)	2,364	11,973

		100,760

Diversified Capital Markets – 0.5%
Credit Suisse Group AG, Registered Shares (A)	161	6,486

Diversified Metals & Mining – 5.2%
Companhia Vale de Rio Doce, ADR	418	14,464
Freeport-McMoRan Copper & Gold Inc., Class B	225	27,009
Rio Tinto Limited (A)	105	9,135
Xstrata plc (A)	728	17,091

		67,699

Footwear – 1.0%
NIKE, Inc., Class B	146	12,505

Hotels, Resorts & Cruise Lines – 2.5%
Shangri-la Asia Limited (A)	498	1,352
Starwood Hotels & Resorts Worldwide, Inc.	511	31,046

		32,398

Industrial Conglomerates – 0.3%
Hutchison Whampoa Limited, Ordinary Shares (A)	439	4,518

Industrial Machinery – 0.1%
Eaton Corporation	13	1,289

Integrated Oil & Gas – 2.5%
ConocoPhillips	457	31,108
Exxon Mobil Corporation	18	1,302

		32,410

Internet Software & Services – 2.8%
Baidu.com, Inc., ADR (B)	207	20,011
Google Inc., Class A (B)	4	2,613
Tencent Holdings Limited (A)	639	13,881

		36,505

Investment Banking & Brokerage – 0.6%
Goldman Sachs Group, Inc. (The)	47	7,836

IT Consulting & Other Services – 2.6%
Cognizant Technology Solutions Corporation, Class A (B)	452	33,105

Life & Health Insurance – 2.7%
AIA Group Limited (A)(B)	981	2,757
AIA Group Limited (A)(B)(C)	5,558	15,624
China Life Insurance Company Limited, H Shares (A)	2,427	9,914
Ping An Insurance (Group) Company of China, Ltd. (A)(C)	229	2,560
Prudential plc (A)	390	4,064

		34,919

2010	ANNUAL REPORT	21

SCHEDULE OF INVESTMENTS

Asset Strategy (in thousands)	DECEMBER 31, 2010

COMMON STOCKS (Continued)	Shares		Value

Multi-Line Insurance – 2.0%
China Pacific Insurance (Group) Co. Ltd., H Shares (A)	6,367		$26,456

Multi-Sector Holdings – 0.2%
Chongqing Rural Commercial Bank Co., Ltd., H Shares (A)(B)	3,824		2,573

Oil & Gas Drilling – 1.5%
Seadrill Limited (A)	576		19,468

Oil & Gas Equipment & Services – 4.3%
Halliburton Company	690		28,172
National Oilwell Varco, Inc.	20		1,358
Schlumberger Limited	313		26,161

			55,691

Personal Products – 1.6%
Hengan International Group Company Limited (A)	1,156		9,972
Mead Johnson Nutrition Company	171		10,638

			20,610

Pharmaceuticals – 0.1%
Allergan, Inc.	26		1,758

Real Estate Operating Companies – 0.0%
Renhe Commercial Holdings Company Limited (A)(C)	3,314		580

Semiconductor Equipment – 0.8%
ASML Holding N.V., Ordinary Shares (A)	265		10,226

Semiconductors – 0.9%
First Solar, Inc. (B)	90		11,700

Systems Software – 0.8%
Oracle Corporation	317		9,913

Tobacco – 1.2%
Philip Morris International Inc.	263		15,388

Trucking – 0.3%
A.P. Moller – Maersk A/S (A)	—	*	3,667

Wireless Telecommunication Service – 0.9%
China Mobile Limited (A)	1,207		11,983

TOTAL COMMON STOCKS – 75.8%			$981,296
(Cost: $753,830)

INVESTMENT FUNDS – 0.1%
Multiple Industry
Vietnam Azalea Fund Limited (B)(D)(E)	300		$1,593

(Cost: $1,982)

PREFERRED STOCKS	Shares		Value

Automobile Manufacturers – 4.8%
Volkswagen AG (A)	269		$43,723
Volkswagen AG (A)(C)	114		18,622

			62,345

Diversified Banks – 1.5%
Itau Unibanco Holding S.A., ADR	811		19,463

TOTAL PREFERRED STOCKS – 6.3%			$81,808
(Cost: $47,983)

CORPORATE DEBT SECURITIES	Principal
Automobile Manufacturers – 0.1%
Toyota Motor Credit Corporation, 2.670%, 1-18-15 (F)	$1,050		1,026

Brewers – 0.0%
Companhia Brasileira de Bebidas, 10.500%, 12-15-11	500		539

Construction Materials – 0.2%
CEMEX Espana, S.A., 9.250%, 5-12-20 (C)	1,115		1,095

Forest Products – 0.0%
Sino-Forest Corporation, 10.250%, 7-28-14 (C)	475		549

Homebuilding – 0.0%
Desarrolladora Homex, S.A. de C.V., 7.500%, 9-28-15	327		338

Independent Power Producers & Energy Traders – 0.1%
CESP – Companhia Energetica de Sao Paulo, 9.750%, 1-15-15 (C)(G)	BRL1,800		1,409

TOTAL CORPORATE DEBT SECURITIES – 0.4%			$4,956
(Cost: $4,644)

PUT OPTIONS	Number of Contracts
Dow Jones Euro STOXX 50 Index:
Feb EUR2,800, Expires 2-18-11 (G)	1		1,418
Feb EUR2,700, Expires 2-22-11 (G)	1		850
Feb EUR2,750, Expires 2-22-11 (G)	1		829
Mar EUR2,700, Expires 3-21-11 (G)	2		1,662
Mar EUR2,750, Expires 3-21-11 (G)	2		2,594
Hang Seng China Enterprises Index:
Jan HKD12,400, Expires 1-31-11 (G)	—	*	299
Mar HKD12,200, Expires 3-31-11 (G)	—	*	94
Mar HKD12,400, Expires 3-31-11 (G)	—	*	606
Hang Seng Index:
Jan HKD22,200, Expires 1-31-11 (G)	—	*	86
Jan HKD22,400, Expires 1-31-11 (G)	—	*	162
Mar HKD22,000, Expires 3-31-11 (G)	—	*	186
Mar HKD22,200, Expires 3-31-11 (G)	—	*	321
Mar HKD22,400, Expires 3-31-11 (G)	—	*	260

TOTAL PUT OPTIONS – 0.7%			$9,367
(Cost: $9,234)

22	ANNUAL REPORT	2010

SCHEDULE OF INVESTMENTS

Asset Strategy (in thousands)	DECEMBER 31, 2010

UNITED STATES GOVERNMENT AGENCY OBLIGATIONS – 0.1%	Principal	Value

Mortgage-Backed Obligations
Federal Home Loan Mortgage Corporation Agency REMIC/CMO: 5.500%, 9-15-17 (H)	$2,078	$146
5.000%, 11-15-17 (H)	171	11
5.000%, 4-15-19 (H)	539	36
5.000%, 11-15-22 (H)	122	5
5.500%, 3-15-23 (H)	383	40
5.000%, 5-15-23 (H)	257	13
5.000%, 8-15-23 (H)	220	16
5.500%, 4-15-25 (H)	68	1
5.500%, 10-15-25 (H)	945	121
5.000%, 10-15-28 (H)	135	1
5.500%, 2-15-30 (H)	130	4
5.000%, 8-15-30 (H)	190	4
5.500%, 3-15-31 (H)	286	15
6.000%, 11-15-35 (H)	536	108
Federal National Mortgage Association Agency REMIC/CMO:
5.000%, 5-25-22 (H)	121	4
5.500%, 6-25-23 (H)	487	60
5.000%, 8-25-23 (H)	290	21
5.000%, 11-25-23 (H)	389	34
5.000%, 9-25-30 (H)	281	9
5.500%, 8-25-33 (H)	662	107
5.500%, 4-25-34 (H)	1,199	233
5.500%, 11-25-36 (H)	1,752	353
Government National Mortgage Association Agency REMIC/CMO:
5.000%, 1-20-30 (H)	470	13
5.000%, 6-20-31 (H)	704	38
5.500%, 3-20-32 (H)	447	49
5.000%, 7-20-33 (H)	234	24
5.500%, 11-20-33 (H)	976	116
5.500%, 6-20-35 (H)	748	133
5.500%, 7-20-35 (H)	610	85
5.500%, 10-16-35 (H)	362	73

		$1,873

(Cost: $2,800)

BULLION – 12.4%	Troy Ounces	Value
Gold	113	$160,491

(Cost: $111,279)

SHORT-TERM SECURITIES	Principal
Commercial Paper (I) – 3.1%
AT&T Inc., 0.120%, 1–3–11	$5,910	5,910
Colgate-Palmolive Company, 0.130%, 1–10–11	5,000	5,000
Credit Suisse Group, New York Branch:
0.180%, 1–5–11	5,000	5,000
0.190%, 1–6–11	7,000	6,999
John Deere Credit Limited (John Deere Capital Corporation), 0.190%, 1–6–11	3,000	3,000
Societe Generale N.A. Inc.:
0.070%, 1–3–11	5,000	5,000
0.340%, 2–4–11	3,320	3,319
Straight-A Funding, LLC (Federal Financing Bank), 0.200%, 1–10–11	5,000	5,000

		39,228

Master Note – 0.0%
Toyota Motor Credit Corporation,
0.154%, 1–3–11 (J)	197	197

Municipal Obligations – Taxable – 0.3%
MI Strategic Fund, Var Rate Demand Ltd Oblig Rev Bonds (Air Products and Chemicals, Inc. Proj), Ser 2007 (Bank of New York (The)), 1.500%, 1–3–11 (J)	4,000	4,000

TOTAL SHORT-TERM SECURITIES – 3.4%		$43,425
(Cost: $43,425)

TOTAL INVESTMENT SECURITIES – 99.2%		$1,284,809
(Cost: $975,177)

CASH AND OTHER ASSETS, NET OF LIABILITIES – 0.8%		10,541

NET ASSETS – 100.0%		$1,295,350

2010	ANNUAL REPORT	23

SCHEDULE OF INVESTMENTS

Asset Strategy (in thousands)	DECEMBER 31, 2010

Notes to Schedule of Investments

The following total return swaps were outstanding at December 31, 2010:

Counterparty	Notional Amount(G)	Underlying Security	Termination Date	Financing Fee#	Unrealized Appreciation (Depreciation)
Morgan Stanley	BRL18,944	Bovespa Index Feb 11 Future	2–16–11	N/A	$18
Goldman Sachs	462	Bovespa Index Feb 11 Future	2–16–11	N/A	6
Goldman Sachs	14,350	Bovespa Index Feb 11 Future	2–16–11	N/A	(6)
Goldman Sachs	485	Bovespa Index Feb 11 Future	2–16–11	N/A	(3)

					$15

#	On the termination date of the swap contracts, the Portfolio will pay/receive the difference between the beginning notional amount and the closing notional amount.

The following forward foreign currency contracts were outstanding at December 31, 2010:

Type	Currency	Counterparty	Principal Amount of Contract (Denominated in Indicated Currency)	Settlement Date	Unrealized Appreciation	Unrealized Depreciation
Buy	Chinese Yuan Renminbi	Deutsche Bank AG	195,850	6–25–12	$412	$—
Buy	Chinese Yuan Renminbi	Citibank, N.A.	62,400	6–28–12	196	—
Sell	Euro	Morgan Stanley International	30,200	3–22–11	—	677
Sell	Euro	Nomura Securities International	42,200	3–24–11	—	1,172
Sell	Euro	Goldman Sachs International	44,948	3–28–11	—	1,229

					$608	$3,078

The following written options were outstanding at December 31, 2010:

Underlying Security	Counterparty	Contracts Subject to Put	Expiration Month	Exercise Price(G)	Premium Received	Market Value
Dow Jones Euro STOXX 50 Index:	Credit Suisse	1	February 2011	EUR2,450	$239	$(239)
	Morgan Stanley Smith Barney LLC	1	February 2011	2,500	181	(229)
	Morgan Stanley Smith Barney LLC	1	February 2011	2,550	248	(402)
	Credit Suisse	1	March 2011	2,450	579	(617)
	Goldman, Sachs & Company	2	March 2011	2,500	712	(979)

					$1,959	$(2,466)

*	Not shown due to rounding.

(A)	Listed on an exchange outside the United States.

(B)	No dividends were paid during the preceding 12 months.

(C)	Securities were purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2010, the total value of these securities amounted to $110,407 or 8.5% of net assets.

(D)	Restricted security. At December 31, 2010, the Portfolio owned the following restricted security:

Security	Acquisition Date(s)	Shares	Cost	Market Value
Vietnam Azalea Fund Limited	6–14–07 to 1–28–09	300	$1,982	$1,593

The total value of this security represented 0.1% of net assets at December 31, 2010.

(E)	Deemed to be an affiliate due to the Portfolio owning at least 5% of the voting securities. The Portfolio and other mutual funds managed by its investment manager, Waddell & Reed Investment Management Company or other related parties, together own approximately 30% of the outstanding shares of this security at December 31, 2010.

(F)	Variable rate security. Interest rate disclosed is that which is in effect at December 31, 2010.

(G)	Principal amount, notional amount and exercise price are denominated in the indicated foreign currency, where applicable (BRL – Brazilian Real, EUR – Euro and HKD – Hong Kong Dollar).

(H)	Interest Only Security. Amount shown as principal represents notional amount for computation of interest.

(I)	Rate shown is the yield to maturity at December 31, 2010.

(J)	Variable rate security. Interest rate disclosed is that which is in effect at December 31, 2010. Date shown represents the date that the variable rate resets.

24	ANNUAL REPORT	2010

SCHEDULE OF INVESTMENTS

Asset Strategy (in thousands)	DECEMBER 31, 2010

The following acronyms are used throughout this schedule:

ADR = American Depositary Receipts

CMO = Collateralized Mortgage Obligation

REMIC = Real Estate Mortgage Investment Conduit

Country Diversification
(as a % of net assets)
United States	34.3%
China	13.4%
Germany	5.6%
Hong Kong	4.2%
United Kingdom	4.1%
India	3.3%
Brazil	3.2%
South Korea	2.9%
Switzerland	2.0%
Sweden	1.9%
France	1.5%
Norway	1.5%
Spain	1.2%
Turkey	0.9%
Netherlands	0.8%
Thailand	0.7%
Australia	0.7%
Denmark	0.3%
Vietnam	0.1%
Italy	0.1%
Other+	17.3%

+Includes gold bullion, options, cash and cash equivalents and other assets and liabilities

See Accompanying Notes to Financial Statements.

2010	ANNUAL REPORT	25

MANAGEMENT DISCUSSION

Balanced	(UNAUDITED)

Cynthia P. Prince-Fox	Below, Cynthia P. Prince-Fox, portfolio manager of Ivy Funds VIP Balanced, discusses positioning, performance and results for the fiscal year ended December 31, 2010. She has managed the Portfolio for 16 years and has 27 years of industry experience.

Fiscal Year Performance

For the 12 Months Ended December 31, 2010
Ivy Funds VIP Balanced	17.11%
Benchmark(s) and/or Lipper Category
S&P 500 Index	15.07%
(generally reflects the performance of large- and medium-sized U.S. stocks)
Citigroup Treasury/Govt Sponsored/Credit Index	6.77%
(generally reflects the performance of securities in the bond market)
Lipper Variable Annuity Mixed-Asset Target Allocation Growth Funds Universe Average	13.10%
(generally reflects the performance of the universe of funds with similar investment objectives)

Please note that Portfolio returns include applicable fees and expenses, whereas the index returns do not include any such fees. Also, the Portfolio’s performance data does not take into account any product expenses or charges associated with owning a variable life or annuity policy, which is invested in Ivy Funds Variable Insurance Portfolios. Multiple indexes are shown because the Portfolio invests in multiple asset classes.

The Portfolio’s outperformance relative to its Lipper category was driven almost entirely by strong stock selection and secondarily by sector allocation. Asset allocation also played an important role as the Portfolio’s equity holdings substantially outperformed its fixed-income holdings. Two key areas of strong performance were consumer and industrial holdings. The consumer discretionary area was the largest contributor to relative performance. Our research helped us identify companies that were well positioned to benefit from a global consumer that was willing to shop and possibly take a vacation. Rising demand coupled with strong financial discipline resulted in a robust earnings rebound for some of these names. The Portfolio’s fixed-income holdings returned 6.19 percent, performing about in line with both the Citigroup Broad Investment Grade Index and its fixed-income benchmark, the Citigroup Treasury/Govt Sponsored/Credit Index. Throughout the year we added to the Portfolio’s corporate bond holdings, primarily in middle- to shorter-term maturities. We maintained a relatively shorter duration in the Portfolio, given our belief that the next move in interest rates would likely be up rather than down. The bond Portfolio’s relative performance suffered as lower-rated bonds outperformed higher-rated securities, in which we maintained a higher weighting. Lastly, we maintained little or no cash for the majority of the year.

Sovereign debt, inflation concerns

Equity markets spent most of the year reacting to the sovereign debt crisis in Europe and worrying about rising inflation and a possible economic slowdown in China. While these events made for a highly volatile and challenging environment on a global basis, the U.S. equity markets posted some of the best returns for the year. As the environment proved to be volatile, we stood by our long-term themes. This strategy helped us to avoid getting whipsawed by the markets and resulted in the Portfolio’s equity performance being above the S&P 500 Index in 2010.

The Portfolio’s top contributors to overall performance were names that fell into either the consumer discretionary, industrials or energy sectors. This was not surprising, given that these sectors were three of the top four performing sectors for the S&P 500 as a whole. One of the highlights for the year was BorgWarner Inc. BorgWarner Inc. is the global leader in automotive systems and components that aid in improving fuel efficiency and emissions for autos and trucks. We believe global automotive companies will look to improve both fuel efficiency and performance of their product offerings going forward. Among energy holdings, National Oilwell Varco Inc. was a top contributor to performance. The company is a leading supplier of equipment for new oil rigs. During the economic downturn, demand for their equipment was pushed out, but they are now seeing new orders placed as oil prices approach $100 again.

Technology lags

Technology holdings were detractors from performance during the period. We maintained an over weighted position in technology given our belief that information technology spending would improve with better corporate profit growth. While that thought process was correct, the names in the Portfolio were and are the larger technology companies that are faced with diminishing growth opportunities. The best-performing technology stocks were smaller companies that demonstrated faster growth or were acquired. The tech industry has consolidated in various ways for decades. We expect this trend to continue and we will look for the companies that will be beneficiaries of that trend. We have also positioned holdings in equipment suppliers where strong demand for their tools is the result of customers continuing to move towards smaller, faster and better chips.

26	ANNUAL REPORT	2010

An active approach

As we look ahead we feel we have positioned the Portfolio to benefit from the improving trends that we witnessed in 2010. As the year ended, the economic evidence pointed toward acceleration in business activity and increasing confidence among consumers and corporations. Small business optimism rose to a three-year high and retail sales were better than expected for the November/December selling period. Consumer confidence climbed to a six-month high in December according to the University of Michigan survey. Durable goods orders and personal income and spending also confirmed that the expansion shows signs of self-sustaining. With these recent economic developments, business confidence may further improve and create much-needed job growth. The pieces are falling in place for something more sustainable. We continue to monitor the situation and will make changes to the Portfolio as events unfold.

As with any mutual fund, the value of the Portfolio’s shares will change, and you could lose money on your investment.

Fixed-income securities are subject to interest rate risk and, as such, the Portfolio’s net asset value may fall as interest rates rise. These and other risks are more fully described in the Portfolio’s prospectus.

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager’s views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

The index (indexes) noted are unmanaged and include reinvested dividends. One cannot invest directly in an index, nor is an index representative of Ivy Funds VIP Balanced.

2010	ANNUAL REPORT	27

PORTFOLIO HIGHLIGHTS

Balanced	ALL DATA IS AS OF DECEMBER 31, 2010 (UNAUDITED)

Asset Allocation

Stocks	72.5%
Consumer Discretionary	15.3%
Industrials	12.5%
Information Technology	12.1%
Consumer Staples	9.5%
Energy	9.1%
Financials	6.3%
Health Care	5.1%
Materials	1.3%
Utilities	0.9%
Telecommunication Services	0.4%
Bonds	26.2%
Corporate Debt Securities	15.0%
United States Government and Government Agency Obligations	10.7%
Other Government Securities	0.5%
Cash and Cash Equivalents	1.3%

Top 10 Equity Holdings

Company	Sector
Apple Inc.	Information Technology
JPMorgan Chase & Co.	Financials
Emerson Electric Co.	Industrials
Microchip Technology Incorporated	Information Technology
National Oilwell Varco, Inc.	Energy
ConocoPhillips	Energy
Union Pacific Corporation	Industrials
Hyatt Hotels Corporation, Class A	Consumer Discretionary
Estee Lauder Companies Inc. (The), Class A	Consumer Staples
CBS Corporation, Class B	Consumer Discretionary

See your advisor for more information on the Portfolio’s most recently published Top 10 Equity Holdings.

28	ANNUAL REPORT	2010

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT

Balanced	(UNAUDITED)

(1)	The value of the investment in the Portfolio is impacted by the ongoing expenses of the Portfolio and assumes reinvestment of dividends and distributions.

Average Annual Total Return(2)
1-year period ended 12-31-10	17.11%
5-year period ended 12-31-10	5.78%
10-year period ended 12-31-10	4.51%

(2)	Data quoted is past performance and current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please call 1.888.WADDELL for the Portfolio’s most recent month-end performance. Performance data quoted does not reflect any expenses or charges associated with owning a variable life insurance policy or variable annuity contract that invests in the Portfolio’s shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower.

Past performance is not necessarily indicative of future performance. Indexes are unmanaged.

2010	ANNUAL REPORT	29

SCHEDULE OF INVESTMENTS

Balanced (in thousands)	DECEMBER 31, 2010

COMMON STOCKS	Shares	Value

Aerospace & Defense – 1.9%
General Dynamics Corporation	19	$1,362
Honeywell International Inc.	106	5,630

		6,992

Air Freight & Logistics – 1.6%
Expeditors International of Washington, Inc.	108	5,875

Auto Parts & Equipment – 2.8%
BorgWarner Inc. (A)	78	5,674
Johnson Controls, Inc.	141	5,386

		11,060

Broadcasting – 1.6%
CBS Corporation, Class B	318	6,062

Casinos & Gaming – 1.3%
Wynn Resorts, Limited	46	4,766

Computer Hardware – 4.0%
Apple Inc. (A)	36	11,677
Hewlett-Packard Company	69	2,892

		14,569

Construction & Engineering – 1.4%
Quanta Services, Inc. (A)	262	5,217

Construction & Farm Machinery & Heavy Trucks – 0.8%
Cummins Inc.	27	2,937

Data Processing & Outsourced Services – 1.0%
Paychex, Inc.	127	3,926

Department Stores – 1.2%
Macy’s Inc.	172	4,341

Distillers & Vintners – 1.5%
Brown-Forman Corporation, Class B	81	5,625

Diversified Chemicals – 1.3%
Dow Chemical Company (The)	142	4,848

Electric Utilities – 0.9%
PPL Corporation	128	3,361

Electrical Components & Equipment – 2.3%
Emerson Electric Co.	157	8,953

Footwear – 1.5%
NIKE, Inc., Class B	64	5,458

General Merchandise Stores – 1.5%
Target Corporation	92	5,502

Health Care Distributors – 1.2%
Henry Schein, Inc. (A)	76	4,672

Health Care Supplies – 1.4%
DENTSPLY International Inc.	159	5,436

Hotels, Resorts & Cruise Lines – 2.5%
Carnival Corporation	65	2,984
Hyatt Hotels Corporation, Class A (A)	139	6,375

		9,359

Household Products – 1.3%
Colgate-Palmolive Company	61	4,886

Human Resource & Employment Services –1.5%
Manpower Inc.	91	5,730

COMMON STOCKS (Continued)	Shares	Value

Industrial Machinery – 1.2%
Eaton Corporation	46	$4,669

Integrated Oil & Gas – 3.0%
ConocoPhillips	116	7,866
Exxon Mobil Corporation	46	3,385

		11,251

Integrated Telecommunication Services – 0.4%
Frontier Communications Corporation	152	1,478

IT Consulting & Other Services – 1.6%
Accenture plc, Class A	122	5,901

Motorcycle Manufacturers – 0.9%
Harley-Davidson, Inc.	102	3,543

Oil & Gas Equipment & Services – 5.1%
Halliburton Company	139	5,663
National Oilwell Varco, Inc.	124	8,365
Schlumberger Limited	63	5,269

		19,297

Oil & Gas Exploration & Production – 1.0%
Southwestern Energy Company (A)	96	3,605

Other Diversified Financial Services – 2.6%
JPMorgan Chase & Co.	228	9,655

Packaged Foods & Meats – 0.9%
General Mills, Inc.	90	3,214

Personal Products – 3.0%
Estee Lauder Companies Inc. (The), Class A	78	6,279
Mead Johnson Nutrition Company	85	5,261

		11,540

Pharmaceuticals – 2.5%
Abbott Laboratories	65	3,090
Allergan, Inc.	87	5,954

		9,044

Property & Casualty Insurance – 1.5%
Travelers Companies, Inc. (The)	98	5,482

Railroads – 1.8%
Union Pacific Corporation	72	6,709

Real Estate Management & Development – 1.5%
CB Richard Ellis Group, Inc., Class A (A)	274	5,601

Regional Banks – 0.7%
PNC Financial Services Group, Inc. (The)	45	2,714

Restaurants – 2.0%
McDonald’s Corporation	71	5,458
Starbucks Corporation	64	2,069

		7,527

Semiconductor Equipment – 2.5%
ASML Holding N.V., NY Registry Shares	118	4,528
Lam Research Corporation (A)	92	4,779

		9,307

Semiconductors – 2.3%
Microchip Technology Incorporated	255	8,737

Soft Drinks – 1.4%
PepsiCo, Inc.	81	5,272

30	ANNUAL REPORT	2010

SCHEDULE OF INVESTMENTS

Balanced (in thousands)	DECEMBER 31, 2010

COMMON STOCKS (Continued)	Shares	Value

Systems Software – 0.7%
Microsoft Corporation	100	$2,792

Tobacco – 1.4%
Philip Morris International Inc.	90	5,238

TOTAL COMMON STOCKS – 72.5%		$272,151
(Cost: $201,852)

CORPORATE DEBT SECURITIES	Principal
Automobile Manufacturers – 1.2%
Ford Motor Company, Convertible, 4.250%, 11-15-16	$2,000	3,997

Brewers – 0.3%
Anheuser-Busch InBev Worldwide Inc.:
3.000%, 10-15-12	500	516
5.375%, 11-15-14 (B)	500	551

		1,067

Broadcasting – 0.6%
CBS Corporation:
8.875%, 5-15-19	1,500	1,886
4.300%, 2-15-21	500	475

		2,361

Communications Equipment – 0.6%
Cisco Systems, Inc., 5.250%, 2-22-11	2,000	2,013

Construction & Farm Machinery & Heavy Trucks – 0.2%
John Deere Capital Corporation, 5.250%, 10-1-12	750	807

Consumer Finance – 0.5%
American Express Credit Corporation, 5.125%, 8-25-14	400	431
Caterpillar Financial Services Corporation, 1.550%, 12-20-13	500	500
Ford Motor Credit Company LLC, 7.000%, 4-15-15	750	807

		1,738

Data Processing & Outsourced Services – 0.3%
Western Union Company (The), 6.500%, 2-26-14	1,000	1,117

Department Stores – 0.5%
Kohl’s Corporation, 6.300%, 3-1-11	2,000	2,017

Diversified Banks – 0.1%
U.S. Bancorp, 4.200%, 5-15-14	500	534

CORPORATE DEBT SECURITIES (Continued)	Principal	Value

Diversified Capital Markets – 0.2%
Deutsche Bank AG, 3.450%, 3-30-15	$750	$768

Diversified Metals & Mining – 0.2%
Rio Tinto Finance (USA) Limited, 8.950%, 5-1-14	500	605

Drug Retail – 0.3%
CVS Caremark Corporation, 3.250%, 5-18-15	950	965

Electric Utilities – 0.5%
Hydro-Quebec, 8.000%, 2-1-13	1,500	1,706

Food Distributors – 0.3%
Cargill, Inc., 6.375%, 6-1-12 (B)	1,150	1,232

Food Retail – 0.6%
Kroger Co. (The), 6.200%, 6-15-12	2,000	2,145

Gold – 0.7%
Newmont Mining Corporation, Convertible, 3.000%, 2-15-12	1,800	2,505

Home Improvement Retail – 0.5%
Home Depot, Inc. (The), 5.200%, 3-1-11	2,000	2,015

Hypermarkets & Super Centers – 0.2%
Wal-Mart Stores, Inc., 2.875%, 4-1-15	875	898

Industrial Conglomerates – 0.1%
Textron Inc., 6.200%, 3-15-15	350	382

Industrial Gases – 0.4%
Praxair, Inc., 4.375%, 3-31-14	1,500	1,602

Industrial Machinery – 0.5%
Illinois Tool Works Inc., 5.150%, 4-1-14	1,500	1,654

Integrated Oil & Gas – 0.6%
Cenovus Energy Inc., 4.500%, 9-15-14	250	268
Chevron Corporation, 3.450%, 3-3-12	500	516
ConocoPhillips, 4.750%, 2-1-14	1,500	1,629

		2,413

2010	ANNUAL REPORT	31

SCHEDULE OF INVESTMENTS

Balanced (in thousands)	DECEMBER 31, 2010

CORPORATE DEBT SECURITIES (Continued)	Principal	Value

Integrated Telecommunication Services – 0.2%
AT&T Inc., 4.850%, 2-15-14	$1,000	$1,081

Investment Banking & Brokerage – 0.4%
Morgan Stanley, 4.100%, 1-26-15	1,500	1,522

Life & Health Insurance – 0.4%
MetLife Global Funding I, 2.500%, 9-29-15 (B)	1,000	985
Prudential Financial, Inc., 4.750%, 9-17-15	500	529

		1,514

Movies & Entertainment – 0.1%
Viacom Inc., 4.375%, 9-15-14	500	532

Oil & Gas Exploration & Production – 0.3%
EOG Resources, Inc., 2.500%, 2-1-16	1,000	978

Other Diversified Financial Services – 0.8%
JPMorgan Chase & Co.:
4.650%, 6-1-14	1,000	1,068
7.900%, 4-29-49 (C)	500	531
Principal Life Global, 6.250%, 2-15-12 (B)	1,500	1,566

		3,165

Other Non-Agency REMIC/CMO – 0.0%
Banco Hipotecario Nacional:
7.916%, 7-25-09 (B)	17	—	*
8.000%, 3-31-11 (B)	4	—	*

		—	*

Packaged Foods & Meats – 0.7%
Kraft Foods Inc., 4.125%, 2-9-16	1,000	1,050
Unilever Capital Corporation, 5.900%, 11-15-32	1,450	1,621

		2,671

Pharmaceuticals – 1.4%
Abbott Laboratories, 3.750%, 3-15-11	2,000	2,014
Pfizer Inc., 4.450%, 3-15-12	1,500	1,565
Roche Holdings Ltd, 5.000%, 3-1-14 (B)	1,500	1,643

		5,222

CORPORATE DEBT SECURITIES (Continued)	Principal	Value

Property & Casualty Insurance – 0.6%
Berkshire Hathaway Finance Corporation, 4.000%, 4-15-12 (B)	$500	$520
Fidelity National Financial, Inc., 6.600%, 5-15-17	1,600	1,596

		2,116

Restaurants – 0.1%
YUM! Brands, Inc., 4.250%, 9-15-15	500	528

Soft Drinks – 0.2%
PepsiCo, Inc., 3.750%, 3-1-14	750	794

Systems Software – 0.1%
Microsoft Corporation, 2.950%, 6-1-14	500	520

Tobacco – 0.2%
Philip Morris International Inc., 4.500%, 3-26-20	750	775

Wireless Telecommunication Service – 0.1%
America Movil, S.A.B. de C.V., 3.625%, 3-30-15	200	206

TOTAL CORPORATE DEBT SECURITIES – 15.0%		$56,165
(Cost: $51,129)

OTHER GOVERNMENT SECURITIES
Qatar – 0.2%
State of Qatar, 4.000%, 1-20-15 (B)	750	776

Supranational – 0.3%
International Bank for Reconstruction and Development, 2.375%, 5-26-15	900	921

TOTAL OTHER GOVERNMENT SECURITIES – 0.5%		$1,697
(Cost: $1,646)

32	ANNUAL REPORT	2010

SCHEDULE OF INVESTMENTS

Balanced (in thousands)	DECEMBER 31, 2010

UNITED STATES GOVERNMENT AGENCY OBLIGATIONS – 2.3%	Principal	Value

Mortgage-Backed Obligations
Federal National Mortgage Association Fixed Rate Pass-Through Certificates:
6.000%, 9-1-17	$267	$292
5.000%, 1-1-18	192	205
5.500%, 4-1-18	58	63
5.000%, 5-1-18	90	97
4.500%, 7-1-18	1,465	1,551
7.000%, 9-1-25	73	83
6.500%, 10-1-28	242	275
6.500%, 2-1-29	136	154
7.500%, 4-1-31	117	134
7.000%, 7-1-31	199	227
7.000%, 9-1-31	317	362
6.500%, 2-1-32	664	748
7.000%, 2-1-32	402	458
7.000%, 3-1-32	142	162
7.000%, 7-1-32	321	365
6.000%, 9-1-32	1,351	1,489
6.000%, 2-1-33	223	245
5.500%, 5-1-33	1,038	1,119
5.500%, 6-1-33	385	415
United States Department of Veterans Affairs, Guaranteed REMIC Pass-Through Certificates, Vendee Mortgage Trust, 1997-A Class 3-A,
8.293%, 12-15-26	79	93

		$8,537

(Cost: $7,917)

UNITED STATES GOVERNMENT OBLIGATIONS
Treasury Inflation Protected Obligations – 0.3%
United States Treasury Notes, 3.000%, 7-15-12 (D)	1,216	1,292

Treasury Obligations – 8.1%
United States Treasury Bonds:
7.500%, 11-15-16	1,500	1,928
6.250%, 8-15-23	5,250	6,599
United States Treasury Notes:
3.875%, 2-15-13	3,000	3,206
3.625%, 5-15-13	3,000	3,207
4.250%, 8-15-13	4,000	4,355
4.250%, 8-15-15	10,000	11,072

		30,367

TOTAL UNITED STATES GOVERNMENT OBLIGATIONS – 8.4%		$31,659
(Cost: $28,350)

SHORT-TERM SECURITIES	Principal	Value

Commercial Paper (E) – 0.7%
AT&T Inc., 0.120%, 1-3-11	$2,414	$2,414

Master Note – 0.4%
Toyota Motor Credit Corporation, 0.154%, 1-3-11 (F)	1,676	1,676

TOTAL SHORT-TERM SECURITIES – 1.1%		$4,090
(Cost: $4,090)

TOTAL INVESTMENT SECURITIES – 99.8%		$374,299
(Cost: $294,984)

CASH AND OTHER ASSETS, NET OF LIABILITIES – 0.2%		758

NET ASSETS – 100.0%		$375,057

Notes to Schedule of Investments

*	Not shown due to rounding.

(A)	No dividends were paid during the preceding 12 months.

(B)	Securities were purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2010, the total value of these securities amounted to $7,273 or 1.9% of net assets.

(C)	Variable rate security. Interest rate disclosed is that which is in effect at December 31, 2010.

(D)	The interest rate for this security is a stated rate, but the interest payments are determined by multiplying the inflation-adjusted principal by one half of the stated rate for each semiannual interest payment date.

(E)	Rate shown is the yield to maturity at December 31, 2010.

(F)	Variable rate security. Interest rate disclosed is that which is in effect at December 31, 2010. Date shown represents the date that the variable rate resets.

The following acronyms are used throughout this schedule:

CMO = Collateralized Mortgage Obligation

REMIC = Real Estate Mortgage Investment Conduit

See Accompanying Notes to Financial Statements.

2010	ANNUAL REPORT	33

MANAGEMENT DISCUSSION

Bond	(UNAUDITED)

Mark J. Otterstrom

Below, Mark J. Otterstrom, CFA, portfolio manager of Ivy Funds VIP Bond, discusses positioning, performance and results for the fiscal year ended December 31, 2010. He has managed the Portfolio since September 2008 and has 24 years of industry experience.

Fiscal Year Performance

For the 12 Months Ended December 31, 2010
Ivy Funds VIP Bond	6.04%
Benchmark(s) and/or Lipper Category
Citigroup Broad Investment Grade Index	6.30%
(generally reflects the performance of securities representing the bond market)
Lipper Variable Annuity Corporate Debt Funds A Rated Universe Average	8.17%
(generally reflects the performance of the universe of funds with similar investment objectives)

Please note that Portfolio returns include applicable fees and expenses while index returns do not include any such fees. Also, the Portfolio’s performance data does not take into account any product expenses or charges associated with owning a variable life or annuity policy, which is invested in Ivy Funds Variable Insurance Portfolios.

Several factors had significant influence on the Portfolio’s performance during the 12 months ended December 31, 2010. First, substantial cash flowed into fixed-income mutual funds, which helped drive credit spreads lower. Also, higher demand for fixed income drove high-grade Treasury rates lower. At the same time, investors’ appetite for risk returned with a vengeance. The lowest-rated corporate bonds saw the highest total returns over the last year. We have always maintained a high-quality portfolio relative to our peers. This worked to our advantage in late 2008 and 2009. In 2010, the high-grade corporate bonds held by the Portfolio underperformed its lower-grade bonds.

Duration was key

Duration management was another key ingredient to the Portfolio’s performance. Funds with the longest duration performed the best during this period of declining Treasury interest rates. The Portfolio was short its benchmark’s duration during the first half of its fiscal year. This was a good place to be early in the year. Treasury rates rose through March of 2010 as it appeared a sustainable U.S. economic recovery was beginning to take hold. It became apparent during the second half of the fiscal year that the U.S. economic recovery was slowing. In April, financial troubles in Greece and other eurozone countries led to a renewed flight-to-quality trade into U.S. Treasury debt. We saw a major shift in the yield curve, with a trading range at significantly lower levels.

An additional factor was the strong total returns of agency mortgage-backed securities in 2010. Mortgage investment demand has remained strong as investors reach for incremental yield over treasuries. In the current low interest rate environment, many homeowners either do not have the home equity to refinance or the income to qualify for a new loan. These factors have combined to greatly reduce refinancing activity and have contributed to the strong mortgage sector performance during the year. The Portfolio was underweight agency mortgage-backed securities versus the benchmark in 2010.

Interest rate rally helped

Funds with the largest allocation of weak investment-grade or non investment-grade debt performed best over the last fiscal year. While the duration for the Portfolio was short its benchmark for much of the year, we ultimately increased its duration and participated in most of this year’s interest rate rally.

The discussion by the Federal Open Market Committee (FOMC) concerning additional quantitative easing (QE) appears to have changed. Instead of questioning if additional easing is needed, the discussion now focuses on how best to implement the additional easing. The FOMC embarked on a second round of QE in early November. There is some concern in the market as to whether the Fed is now just pushing on a string and that additional QE will ultimately have diminished returns. Still, Treasury rates should remain relatively low as long as the Fed is pursuing an easy money policy.

Investors’ appetite for risk has abated, at least for now. The Portfolio is underweight its benchmark in Treasury, Agency and Agency-backed mortgage debt and overweight corporate debt. We lengthened the Portfolio’s duration so it was longer than that of its benchmark at the end of 2010. The Portfolio is overweight the middle of the yield curve in an attempt to take advantage of a steep yield curve. We will continue to look for opportunities to add lower-grade bonds to the Portfolio when we believe we are being compensated for the added risk. Spreads on agency-backed mortgage bonds have recently widened due to the concern the Fed will try to influence the pre-payment speeds of these securities. The Fed would like to see increased refinancing of existing mortgages into new loans with lower interest rates and lower monthly payments. We believe that implementation of this goal is very problematic. In our view, contract law that supports the foundation of mortgage-backed securities makes the forced refinancing of the underlying mortgages very difficult.

34	ANNUAL REPORT	2010

A cautious approach

We have seen a recent widening of credit spreads to relatively attractive levels. If we do not see additional weakness or a significant downdraft to the U.S. economy, credit spreads could see a healthy rally from their current levels. We continue to believe that until the Fed changes its monetary policy and begins to raise rates, the short end of the curve will act as an anchor for the long end. The yield curve remains steep and we believe offers some value at the middle of the curve. As the Fed retreats from the mortgage market and spreads widen we will look for opportunities to add to our agency- backed mortgage debt.

Given the fragility of the economic recovery, the current low inflation expectation in the market and home foreclosures still at troubling levels, the Fed appears to be in no hurry to raise short-term rates. While there are many reasons for Treasury rates to go higher, the flight-to-quality trade into Treasuries has been overwhelming. With the European Union recovery stretching over multiple quarters, there is not much on the horizon to change the current attraction of Treasury debt. However, last year’s trade into Treasuries could reverse itself very rapidly if economic conditions continue to improve.

As with any mutual fund, the value of the Portfolio’s shares will change, and you could lose money on your investment. These and other risks are more fully described in the Portfolio’s prospectus.

Fixed-income securities are subject to interest rate risk, so the Portfolio’s net asset value may fall as interest rates rise. These and other risks are more fully described in the Portfolio’s prospectus.

Certain U.S. government securities in which the Portfolio may invest, such as Treasury securities and securities issued by the Government National Mortgage Association (Ginnie Mae), are backed by the full faith and credit of the U.S. government. However, other U.S. government securities in which the Portfolio may invest, such as securities issued by the Federal National Mortgage Association (Fannie Mae), the Federal Home Loan Mortgage Corporation (Freddie Mac) and the Federal Home Loan Banks (FHLB) are not backed by the full faith and credit of the U.S. government, are not insured or guaranteed by the U.S. government and, instead, may be supported only by the right of the issuer to borrow from the U.S. Treasury or by the credit of the issuer.

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager’s views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

The index (indexes) noted are unmanaged and include reinvested dividends. One cannot invest directly in an index, nor is an index representative of Ivy Funds VIP Bond.

2010	ANNUAL REPORT	35

PORTFOLIO HIGHLIGHTS

Bond	ALL DATA IS AS OF DECEMBER 31, 2010 (UNAUDITED)

Asset Allocation

Bonds	93.0%
Corporate Debt Securities	51.2%
United States Government and Government Agency Obligations	38.6%
Municipal Bonds—Taxable	2.8%
Other Government Securities	0.4%
Cash and Cash Equivalents	7.0%

Quality Weightings

Investment Grade	88.8%
AAA	44.1%
AA	7.5%
A	21.6%
BBB	15.6%
Non-Investment Grade	4.2%
BB	2.0%
B	1.1%
CCC	1.1%
Cash and Cash Equivalents	7.0%

Our preference is to always use ratings obtained from Standard & Poor’s. For securities not rated by Standard & Poor’s, ratings are obtained from Moody’s.

36	ANNUAL REPORT	2010

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT

Bond	(UNAUDITED)

(1)	The value of the investment in the Portfolio is impacted by the ongoing expenses of the Portfolio and assumes reinvestment of dividends and distributions.

Average Annual Total Return(2)
1-year period ended 12-31-10	6.04%
5-year period ended 12-31-10	4.66%
10-year period ended 12-31-10	4.93%

(2)	Data quoted is past performance and current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please call 1.888.WADDELL for the Portfolio’s most recent month-end performance. Performance data quoted does not reflect any expenses or charges associated with owning a variable life insurance policy or variable annuity contract that invests in the Portfolio’s shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower.

Past performance is not necessarily indicative of future performance. Indexes are unmanaged.

2010	ANNUAL REPORT	37

SCHEDULE OF INVESTMENTS

Bond (in thousands)	DECEMBER 31, 2010

CORPORATE DEBT SECURITIES	Principal	Value

Aerospace & Defense – 1.5%
Bombardier Inc., 7.500%, 3–15–18 (A)	$1,800	$1,931
Honeywell International Inc., 5.000%, 2–15–19	2,225	2,436
United Technologies Corporation, 6.125%, 2 –1–19	3,000	3,507

		7,874

Asset-Backed Security – 0.0%
Lehman ABS Manufactured Housing Contract Trust 2001-B, 3.010%, 3–15–11	76	73

Biotechnology – 0.7%
Amgen Inc., 6.150%, 6–1–18	3,000	3,499

Brewers – 1.2%
Anheuser-Busch InBev Worldwide Inc.:
5.375%, 11–15–14 (A)	3,500	3,856
5.375%, 1–15–20	2,000	2,167

		6,023

Broadcasting – 1.5%
CBS Corporation, 8.875%, 5–15–19	6,000	7,548

Cable & Satellite – 0.8%
Comcast Corporation, 5.150%, 3–1–20	3,000	3,151
EchoStar DBS Corporation, 6.375%, 10–1–11	750	773

		3,924

CMBS Other – 2.6%
Banc of America Commercial Mortgage Inc., Commercial Mortgage Pass-Through Certificates, Series 2005-2, 4.783%, 7–10–43 (B)	2,376	2,465
Bear Stearns Commercial Mortgage Securities Inc., Series 2000-WF1 Trust Fund, 6.500%, 2–15–32	150	64
Deutsche Mortgage and Asset Receiving Corporation COMM 2005-C6 Commercial Mortgage Pass-Through Certificates, 5.144%, 6–10–44	6,000	6,227
Hometown Commercial Capital, LLC Hometown Commercial Mortgage Pass-Through Notes 2006-1, 5.506%, 11–11–38 (A)	179	87
J.P. Morgan Chase Commercial Mortgage Securities Corp., Commercial Mortgage Pass-Through Certificates, Series 2004- C1, 4.719%, 1–15–38	2,000	2,105
Merrill Lynch Mortgage Trust 2005-CIP1, 4.949%, 7–12–38 (B)	2,000	2,072

		13,020

Coal & Consumable Fuels – 0.4%
Peabody Energy Corporation, 6.500%, 9–15–20	2,000	2,135

CORPORATE DEBT SECURITIES (Continued)	Principal	Value

Computer & Electronics Retail – 1.1%
Best Buy Co., Inc., 6.750%, 7–15–13	$5,000	$5,531

Computer Hardware – 2.5%
Hewlett-Packard Company, 2.125%, 9–13–15	6,625	6,542
International Business Machines Corporation:
2.000%, 1–5–16	4,000	3,911
7.625%, 10–15–18	2,000	2,546

		12,999

Consumer Finance – 3.0%
American Express Credit Corporation, 2.750%, 9–15–15	2,000	1,967
American Express Travel Related Services Co., Inc., 5.250%, 11–21–11 (A)	3,600	3,715
Ford Motor Credit Company LLC, 7.000%, 4–15–15	5,000	5,374
John Deere Capital Corporation, 2.800%, 9–18–17	4,000	3,885

		14,941

Data Processing & Outsourced Services – 1.2%
Western Union Company (The), 6.500%, 2–26–14	5,300	5,918

Diversified Banks – 0.6%
U.S. Bancorp, 4.200%, 5–15–14	3,000	3,205

Diversified Capital Markets – 1.6%
Credit Suisse AG, 3.500%, 3–23–15	3,000	3,073
Deutsche Bank AG, 3.450%, 3–30–15	4,700	4,815

		7,888

Diversified Chemicals – 1.0%
E.I. du Pont de Nemours and Company:
5.000%, 1–15–13	668	717
5.750%, 3–15–19	3,725	4,224

		4,941

Diversified Metals & Mining – 1.6%
BHP Billiton Finance (USA) Limited, 5.500%, 4–1–14	2,500	2,767
Rio Tinto Finance (USA) Limited, 8.950%, 5–1–14	5,000	6,053

		8,820

Electric Utilities – 1.2%
HQI Transelec Chile S.A., 7.875%, 4–15–11	281	286
Oncor Electric Delivery Company, 6.375%, 5–1–12	3,615	3,849
Southern Power Company, 6.250%, 7–15–12	2,000	2,150

		6,285

Electrical Components & Equipment – 0.5%
Emerson Electric Co., 4.875%, 10–15–19	2,500	2,697

38	ANNUAL REPORT	2010

SCHEDULE OF INVESTMENTS

Bond (in thousands)	DECEMBER 31, 2010

CORPORATE DEBT SECURITIES (Continued)	Principal	Value

Fertilizers & Agricultural Chemicals – 0.5%
Potash Corporation of Saskatchewan Inc., 3.250%, 12–1–17	$2,500	$2,423

Health Care Equipment – 0.6%
Medtronic, Inc., 4.450%, 3–15–20	3,000	3,115

Health Care Services – 0.4%
Medco Health Solutions, Inc., 4.125%, 9-15-20	2,000	1,934

Household Appliances – 0.2%
Controladora Mabe, S.A. de C.V., 6.500%, 12-15-15 (A)	1,000	1,044

Household Products – 0.5%
Procter & Gamble Company (The),
8.000%, 9-1-24	2,000	2,654

Industrial Conglomerates – 1.4%
General Electric Capital Corporation:
3.750%, 11–14–14	4,000	4,135
5.625%, 5-1-18	2,000	2,181
Westinghouse Electric Corporation,
8.875%, 6-14-14	500	584

		6,900

Integrated Oil & Gas – 2.1%
Shell International Finance B.V.,
3.250%, 9-22-15	10,000	10,272

Integrated Telecommunication Services – 0.8%
Deutsche Telekom International Finance B.V.,
4.875%, 7-8-14	4,000	4,299

Internet Software & Services – 0.7%
British Telecommunications plc,
5.150%, 1-15-13	3,500	3,726

Investment Banking & Brokerage – 2.2%
Goldman Sachs Group, Inc. (The):
3.700%, 8-1-15	3,000	3,057
5.375%, 3-15-20	3,000	3,100
Morgan Stanley,
4.100%, 1-26-15	5,000	5,072

		11,229

Life & Health Insurance – 0.8%
Prudential Financial, Inc.,
4.750%, 9-17-15	4,000	4,232

Multi-Utilities – 3.4%
Dominion Resources, Inc.,
5.250%, 8-1-33	2,500	2,752
Duke Energy Carolinas, LLC,
4.300%, 6-15-20	2,000	2,062
Duke Energy Indiana, Inc.,
3.750%, 7-15-20	3,000	2,929
Duke Energy Ohio, Inc.,
2.100%, 6-15-13	2,000	2,039
NorthWestern Corporation,
6.340%, 4-1-19	3,000	3,300
Pacific Gas and Electric Company,
3.500%, 10-1-20	4,000	3,807

		16,889

CORPORATE DEBT SECURITIES (Continued)	Principal	Value

Oil & Gas Equipment & Services – 0.3%
Halliburton Company,
6.750%, 2-1-27	$1,400	$1,592

Oil & Gas Exploration & Production – 0.8%
EOG Resources, Inc.,
2.500%, 2-1-16	4,000	3,910

Oil & Gas Storage & Transportation – 1.8%
AGL Capital Corporation,
7.125%, 1-14-11	3,000	3,004
Maritimes & Northeast Pipeline, L.L.C.,
7.500%, 5-31-14 (A)	3,756	4,054
Tennessee Gas Pipeline Company,
7.000%, 3-15-27	2,000	2,109

		9,167

Other Diversified Financial Services – 1.7%
Bank of America Corporation,
6.500%, 8-1-16	2,000	2,170
JPMorgan Chase & Co.:
4.650%, 6-1-14	3,000	3,202
6.000%, 1-15-18	3,000	3,351

		8,723

Other Mortgage-Backed Securities – 0.0%
Banc of America Alternative Loan Trust 2006-4,
6.206%, 5-25-46 (B)	6	—	*

Other Non-Agency REMIC/CMO – 2.0%
Countrywide Home Loans Mortgage Pass-Through Trust 2005-28,
5.250%, 1-25-19	2,202	1,952
Countrywide Home Loans Mortgage Trust 2005-J4,
5.500%, 11-25-35	1,750	1,386
First Horizon Alternative Mortgage Securities Trust 2005-FA6,
5.500%, 9-25-35	2,157	1,573
MASTR Adjustable Rate Mortgage Trust 2005-1,
3.421%, 3-25-35 (B)	2,654	275
Structured Adjustable Rate Mortgage Loan Trust, Mortgage Pass-Through Certificates, Series 2004-1,
2.843%, 2-25-34 (B)	659	157
Structured Adjustable Rate Mortgage Loan Trust, Mortgage Pass-Through Certificates, Series 2004-12,
3.339%, 9-25-34 (B)	9	—	*
Structured Adjustable Rate Mortgage Loan Trust, Mortgage Pass-Through Certificates, Series 2004-18,
3.078%, 12-25-34 (B)	41	—	*
Structured Adjustable Rate Mortgage Loan Trust, Mortgage Pass-Through Certificates, Series 2004-3AC,
2.706%, 3-25-34 (B)	1,172	141
Structured Adjustable Rate Mortgage Loan Trust, Mortgage Pass-Through Certificates, Series 2004-5,
3.247%, 5-25-34 (B)	1,458	46
Structured Asset Securities Corporation Trust 2005-16,
5.500%, 9-25-35	3,000	2,829
Wells Fargo Mortgage Pass-Through Certificates, Series 2003-10,
4.500%, 9-25-18	1,616	1,670

		10,029

2010	ANNUAL REPORT	39

SCHEDULE OF INVESTMENTS

Bond (in thousands)	DECEMBER 31, 2010

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Packaged Foods & Meats – 1.4%
Cadbury Schweppes US Finance LLC,
5.125%, 10-1-13 (A)	$3,000	$3,251
Kellogg Company,
6.600%, 4-1-11	3,550	3,604

		6,855

Paper Products – 0.1%
Westvaco Corporation,
7.500%, 6-15-27	272	271

Pharmaceuticals – 1.1%
GlaxoSmithKline Capital Inc.,
5.650%, 5-15-18	2,500	2,859
Merck & Co., Inc.,
2.250%, 1-15-16	3,000	2,961

		5,820

Property & Casualty Insurance – 2.7%
Berkshire Hathaway Finance Corporation,
2.450%, 12-15-15	5,500	5,466
Fidelity National Financial, Inc.,
6.600%, 5-15-17	8,000	7,982

		13,448

Regional Banks – 0.8%
PNC Funding Corp,
4.250%, 9-21-15	4,000	4,199

Systems Software – 0.8%
Microsoft Corporation,
3.000%, 10-1-20	4,150	3,891

Water Utilities – 0.4%
California Water Service Company,
5.875%, 5-1-19	2,000	2,131

Wireless Telecommunication Service – 0.7%
America Movil, S.A.B. de C.V.,
5.000%, 3-30-20	2,500	2,599
New York Telephone Company,
6.700%, 11-1-23	750	792

		3,391

TOTAL CORPORATE DEBT SECURITIES – 51.2%		$259,465
(Cost: $254,940)

MUNICIPAL BONDS – TAXABLE
California – 1.8%
Stockton, CA, 2007 Taxable Pension Oblig Bonds, Ser A, 5.140%, 9-1-17	9,465	9,356

New York – 1.0%
NYC Indl Dev Agy, 11.000%, 3-1-29 (A)	4,000	5,059

TOTAL MUNICIPAL BONDS – TAXABLE – 2.8%		$14,415
(Cost: $13,098)

OTHER GOVERNMENT SECURITIES – 0.4%
Canada
Province de Quebec, 7.140%, 2-27-26	1,500	$1,940

(Cost: $1,540)

UNITED STATES GOVERNMENT AGENCY OBLIGATIONS	Principal	Value

Agency Obligations – 3.9%
Federal Farm Credit Bank:
4.350%, 9–2–14	$4,400	$4,855
5.200%, 11–28–16	5,000	5,717
4.600%, 1-29-20	2,500	2,730
Federal National Mortgage Association:
3.875%, 7–12–13	200	215
1.450%, 6–29–15	6,000	6,064

		19,581

Mortgage-Backed Obligations – 21.4%
Federal Home Loan Mortgage Corporation Agency REMIC/CMO:
5.000%, 5–15–19	1,000	1,083
5.000%, 5–15–23	1,500	1,599
5.000%, 9–15–31 (C)	1,284	101
5.500%, 9–15–31	942	977
Federal Home Loan Mortgage Corporation Fixed Rate Participation Certificates:
6.000%, 8–1–22	1,197	1,312
5.000%, 4–1–23	305	326
6.000%, 2–1–27	1,028	1,114
4.500%, 6–15–27	4,157	4,374
4.500%, 5–15–32	4,000	4,254
4.000%, 11–15–36	3,327	3,489
5.500%, 6–1–37	897	957
4.500%, 5–15–39	2,054	2,175
5.000%, 3–1–40	887	934
Federal National Mortgage Association Agency REMIC/CMO:
4.780%, 1–25–17	3,768	3,954
5.000%, 3–25–18	3,500	3,760
5.000%, 6–25–18	2,173	2,346
5.000%, 9–25–18	3,528	3,730
3.000%, 3–15–25	4,942	4,911
5.000%, 3–25–29	2,812	2,853
4.500%, 12–25–34	1,359	1,432
5.500%, 7–15–36	4,233	4,563
5.500%, 11–25–36 (C)	6,885	1,389
4.500%, 3–25–37	4,943	5,224
5.500%, 4–25–37	3,653	3,985
4.000%, 3–25–39	2,779	2,880
4.000%, 5–25–39	4,329	4,492
3.000%, 11–25–39	4,767	4,841
4.500%, 6–25–40	5,223	5,516
Federal National Mortgage Association Fixed Rate Pass-Through Certificates:
5.506%, 4–1–17	3,874	4,240
4.500%, 6–1–19	1,526	1,615
4.500%, 8–1–19	2,114	2,237
4.500%, 9–1–19	3,464	3,648
6.000%, 6–1–22	3,793	4,138
4.500%, 7–25–24	1,000	1,051
5.000%, 6–25–32	2,975	3,099
5.500%, 2–1–33	1,389	1,496
5.500%, 6–1–33	945	1,019
5.500%, 2–1–35	2,874	3,114
5.000%, 7–1–35	299	316
5.500%, 2–1–38	1,075	1,153
5.000%, 2–1–40	1,327	1,396

40	ANNUAL REPORT	2010

SCHEDULE OF INVESTMENTS

Bond (in thousands)	DECEMBER 31, 2010

UNITED STATES GOVERNMENT AGENCY OBLIGATIONS (Continued)	Principal	Value

Mortgage-Backed Obligations (Continued)
Government National Mortgage Association Agency REMIC/CMO:
5.008%, 12–16–25 (B)	$500	$537
0.691%, 6–17–45 (B)(C)	1,048	30
Government National Mortgage Association Fixed Rate Pass-Through Certificates:
5.500%, 7–15–38	99	108
5.000%, 7–20–39	1,076	1,144

		108,912

TOTAL UNITED STATES GOVERNMENT AGENCY OBLIGATIONS – 25.3%		$128,493
(Cost: $124,917)

UNITED STATES GOVERNMENT OBLIGATIONS – 13.3%
Treasury Obligations
United States Treasury Bond Principal STRIPS, 0.000%, 11–15–21 (D)	3,050	2,028
United States Treasury Bonds:
8.000%, 11–15–21	1,000	1,414
6.125%, 11–15–27	5,000	6,281
4.500%, 8–15–39	5,000	5,134
4.375%, 5–15–40	10,000	10,048
3.875%, 8–15–40	10,000	9,211
United States Treasury Notes:
2.375%, 2–28–15	7,500	7,730
2.500%, 4–30–15	5,000	5,169
3.625%, 8–15–19	10,000	10,447
3.500%, 5–15–20	10,000	10,244

		$67,706

(Cost: $68,203)

SHORT-TERM SECURITIES
Commercial Paper (E) – 5.7%
AT&T Inc., 0.120%, 1–3–11	4,906	4,906
Bank of Nova Scotia, 0.230%, 2–28–11	5,000	4,998
Campbell Soup Co., 0.050%, 1–3–11	10,000	10,000
Corporacion Andina de Fomento, 0.240%, 1–21–11	6,000	5,999
John Deere Credit Limited (John Deere Capital Corporation), 0.240%, 1–21–11	3,000	3,000

		28,903

Master Note – 0.4%
Toyota Motor Credit Corporation, 0.154%, 1–3–11 (F)	2,064	2,064

TOTAL SHORT-TERM SECURITIES – 6.1%		$30,967
(Cost: $30,967)

TOTAL INVESTMENT SECURITIES – 99.1%		$502,986
(Cost: $493,665)

CASH AND OTHER ASSETS, NET OF LIABILITIES – 0.9%		4,580

NET ASSETS – 100.0%		$507,566

Notes to Schedule of Investments

*	Not shown due to rounding.

(A)	Securities were purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2010, the total value of these securities amounted to $22,997 or 4.5% of net assets.

(B)	Variable rate security. Interest rate disclosed is that which is in effect at December 31, 2010.

(C)	Interest Only Security. Amount shown as principal represents notional amount for computation of interest.

(D)	Zero coupon bond.

(E)	Rate shown is the yield to maturity at December 31, 2010.

(F)	Variable rate security. Interest rate disclosed is that which is in effect at December 31, 2010. Date shown represents the date that the variable rate resets.

The following acronyms are used throughout this schedule:

CMBS = Commercial Mortgage-Backed Security

CMO = Collateralized Mortgage Obligation

REMIC = Real Estate Mortgage Investment Conduit

STRIPS = Separate Trading of Registered Interest and Principal Securities

See Accompanying Notes to Financial Statements.

2010	ANNUAL REPORT	41

MANAGEMENT DISCUSSION

Core Equity	(UNAUDITED)

Erik R. Becker	Gustaf C. Zinn	Below, Erik R. Becker, CFA, and Gustaf C. Zinn, CFA, portfolio managers of Ivy Funds VIP Core Equity, discuss positioning, performance and results for the fiscal year ended December 31, 2010. They have each managed the Portfolio since July 2006. Both have 12 years of industry experience.

Fiscal Year Performance

For the 12 Months Ended December 31, 2010
Ivy Funds VIP Core Equity	20.89%
Benchmark(s) and/or Lipper Category
S&P 500 Index	15.07%
(generally reflects the performance of large- and medium-sized U.S. stocks)
Lipper Variable Annuity Large-Cap Core Funds Universe Average	13.47%
(generally reflects the performance of the universe of funds with similar investment objectives)

Please note that Portfolio returns include applicable fees and expenses while index returns do not include any such fees. Also, the Portfolio’s performance data does not take into account any product expenses or charges associated with owning a variable life or annuity policy, which is invested in Ivy Funds Variable Insurance Portfolios.

Economic recovery continues

Despite volatility in market returns, large-cap stocks had a good year driven by cyclical stocks as investors continued to gain confidence in U.S. and global economic growth. The strongest-performing market sectors during the year included consumer discretionary, industrials and materials, while the weakest included the less-cyclical health care and utilities sectors. All market sectors posted absolute gains for the year.

The Portfolio’s strong performance relative to its benchmark index and peers in 2010 was driven primarily by positive stock picking, particularly in the industrials, consumer staples and consumer discretionary arenas. The thematic-oriented investments worked particularly well last year, as our emphasis on the heavy-duty truck sector and energy services paid off. Additionally, stock-specific investments in areas where cost cutting efforts were the strongest throughout 2008 and 2009 did well across multiple sectors.

From an absolute standpoint, the most significant driving factor for strong market returns was the exceptional growth in corporate earnings. After firms made unprecedented cuts in workforce, administrative expenses and capital spending in 2008 and the early part of 2009, firms benefitted enormously from strengthening consumer demand, robust emerging market demand and the resulting operational leverage.

A positive backdrop

Entering 2011, we see signs of strengthening economic growth creating a positive backdrop for large-cap domestic equities. Employment growth, or lack thereof, has likely been the most widely discussed topic among economic forecasters and companies we talk with, and is the factor that most influences their confidence in the sustainability of the ongoing recovery. Whether due to the significance of the economic shock that occurred after the Lehman Brothers failure in late 2008 or legitimate concerns over anti-growth political reform, the lack of positive movement in key employment indictors has created real questions about the health of the recovery.

However, late in 2010, it appeared companies were finally in a hiring mood. Trends in weekly unemployment claims, layoff announcements, temporary employment activity, credit card delinquency rates, auto sales and strong holiday retail sales are all indicative of an improving labor environment in 2011. Moreover, management at most companies we speak with tell us they have simply reached the limit on their ability to grow without adding back employees that were cut in the past recession.

Another key piece of ammunition for those advocates of a slow- or no-growth environment has been the lack of improvement in key bank lending statistics. An economy cannot grow as consumers and financial institutions contract their balance sheets. However, recent data suggests banks are more willing to lend than at any time during the past three years and following a sharp increase in consumer savings rates, consumers may be willing to spend a greater proportion of what they earn. With two-thirds of economic growth tied to the consumer, the result will likely be an improvement in the rate of growth over the next 12 months.

Finding growth, themes

With positive growth as a backdrop, we continue to be very focused on uncovering areas of the market where investors have misestimated future growth opportunities. Investments in the industrial transportation industry did well across the year. In 2010, the Portfolio’s exposure to the heavy truck industry benefited portfolio performance. Class 8 trucks (tractor trailers) manufacturing peaked in 2006 at over 350,000 and fell in the most recent recession to under 150,000 units annually. This decline obviously had a very negative impact on those companies involved throughout the supply chain. At the time that we were

42	ANNUAL REPORT	2010

investing in heavy trucks, we had high conviction that investors were not fully accounting for the five- to seven-year useful life of class 8 trucks, or the pending economic recovery that would quickly lead to meaningful increase in truck ordering and the future prospects of companies throughout the supply chain. In 2011, we continue to be optimistic that truck ordering will surprise on the upside.

Other themes that have increased in importance to the Portfolio include our views of a pending recovery in commercial aerospace, mobile broadband adoption and the underestimated growth of oilfield services that allow energy providers keep up with emerging market demand for oil and gas. As has been the case since taking management of this Portfolio nearly five years ago, roughly half of its investments are dedicated to more company-specific ideas where investors have underestimated future earnings growth. Here, abundant opportunities remain. A particular focus has been and continues to be firms where new management teams or new products will likely have a surprising benefit to a company’s future earnings power.

Risks remain

The problems we are watching most closely include the effects on global growth from fiscal restraint as developed economies deal with high debt burdens, efforts by fast-growing emerging nations to moderate growth in order to reduce inflationary pressures, the stability of the U.S. housing market and the effects of changing fiscal and monetary policy. As always, we will work our hardest to uncover what we believe are profitable investment opportunities.

As with any mutual fund, the value of the Portfolio’s shares will change, and you could lose money on your investment. These and other risks are more fully described in the Portfolio’s prospectus.

The opinions expressed in this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. The managers’ views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

The index (indexes) noted are unmanaged and include reinvested dividends. One cannot invest directly in an index, nor is an index representative of Ivy Funds VIP Core Equity.

2010	ANNUAL REPORT	43

PORTFOLIO HIGHLIGHTS

Core Equity	ALL DATA IS AS OF DECEMBER 31, 2010 (UNAUDITED)

Asset Allocation

Stocks	99.9%
Consumer Discretionary	19.7%
Industrials	19.2%
Information Technology	15.8%
Energy	12.2%
Consumer Staples	12.1%
Financials	11.2%
Health Care	6.1%
Telecommunication Services	2.0%
Materials	1.6%
Cash and Cash Equivalents	0.1%

Top 10 Equity Holdings

Company	Sector
CBS Corporation, Class B	Consumer Discretionary
ConocoPhillips	Energy
Union Pacific Corporation	Industrials
Halliburton Company	Energy
Lam Research Corporation	Information Technology
Coca-Cola Company (The)	Consumer Staples
Capital One Financial Corporation	Financials
Amgen Inc.	Health Care
Schlumberger Limited	Energy
Parker Hannifin Corporation	Industrials

See your advisor for more information on the Portfolio’s most recently published Top 10 Equity Holdings.

44	ANNUAL REPORT	2010

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT

Core Equity	(UNAUDITED)

(1)	The value of the investment in the Portfolio is impacted by the ongoing expenses of the Portfolio and assumes reinvestment of dividends and distributions.

Average Annual Total Return(2)
1-year period ended 12-31-10	20.89%
5-year period ended 12-31-10	5.46%
10-year period ended 12-31-10	2.00%

(2)	Data quoted is past performance and current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please call 1. 888.WADDELL for the Portfolio’s most recent month-end performance. Performance data quoted does not reflect any expenses or charges associated with owning a variable life insurance policy or variable annuity contract that invests in the Portfolio’s shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower.

Past performance is not necessarily indicative of future performance. Indexes are unmanaged.

2010	ANNUAL REPORT	45

SCHEDULE OF INVESTMENTS

Core Equity (in thousands)	DECEMBER 31, 2010

COMMON STOCKS	Shares	Value

Aerospace & Defense – 5.9%
Boeing Company (The)	136	$8,882
Honeywell International Inc.	123	6,512
Precision Castparts Corp.	72	9,995

		25,389

Apparel Retail – 1.0%
Urban Outfitters, Inc. (A)	118	4,215

Auto Parts & Equipment – 0.3%
Johnson Controls, Inc.	28	1,081

Automobile Manufacturers – 1.8%
Bayerische Motoren Werke AG (B)	96	7,508

Biotechnology – 3.1%
Amgen Inc. (A)	244	13,392

Broadcasting – 4.8%
CBS Corporation, Class B	982	18,697
Discovery Holding Company, Class A (A)	51	2,135

		20,832

Cable & Satellite – 1.4%
DIRECTV Group, Inc. (The) (A)	155	6,196

Communications Equipment – 1.6%
Juniper Networks, Inc. (A)	187	6,910

Computer Hardware – 2.2%
Apple Inc. (A)	11	3,387
Hewlett-Packard Company	142	5,984

		9,371

Computer Storage & Peripherals – 1.2%
NetApp, Inc. (A)	96	5,277

Construction & Farm Machinery & Heavy Trucks – 5.4%
Caterpillar Inc.	94	8,849
Cummins Inc.	87	9,556
PACCAR Inc	82	4,717

		23,122

Consumer Finance – 3.1%
Capital One Financial Corporation	317	13,495

Department Stores – 2.2%
Macy’s Inc.	371	9,395

Diversified Banks – 4.3%
Comerica Incorporated	179	7,567
Wells Fargo & Company	336	10,419

		17,986

Fertilizers & Agricultural Chemicals – 1.6%
Monsanto Company	97	6,741

Health Care Equipment – 1.3%
Covidien plc	118	5,406

Hotels, Resorts & Cruise Lines – 1.8%
Starwood Hotels & Resorts Worldwide, Inc.	125	7,591

COMMON STOCKS (Continued)	Shares	Value

Hypermarkets & Super Centers – 2.2%
Costco Wholesale Corporation	132	$9,537

Industrial Machinery – 4.3%
Eaton Corporation	66	6,710
Parker Hannifin Corporation	137	11,795

		18,505

Integrated Oil & Gas – 4.0%
ConocoPhillips	254	17,280

Integrated Telecommunication Services – 2.0%
AT&T Inc.	289	8,503

Internet Retail – 1.0%
Amazon.com, Inc. (A)	25	4,410

Investment Banking & Brokerage – 1.3%
Lazard Group LLC	143	5,649

Motorcycle Manufacturers – 2.2%
Harley-Davidson, Inc.	267	9,272

Oil & Gas Equipment & Services – 6.2%
Halliburton Company	351	14,345
Schlumberger Limited	142	11,820

		26,165

Oil & Gas Exploration & Production – 2.0%
Noble Energy, Inc.	101	8,675

Other Diversified Financial Services – 2.5%
JPMorgan Chase & Co.	253	10,753

Packaged Foods & Meats – 2.5%
General Mills, Inc.	304	10,810

Personal Products – 2.1%
Estee Lauder Companies Inc. (The), Class A	112	9,020

Pharmaceuticals – 1.7%
Allergan, Inc.	104	7,170

Railroads – 3.6%
Union Pacific Corporation	168	15,555

Restaurants – 3.2%
McDonald’s Corporation	103	7,867
YUM! Brands, Inc.	131	6,416

		14,283

Semiconductor Equipment – 3.3%
Lam Research Corporation (A)	272	14,089

Semiconductors – 5.0%
Broadcom Corporation, Class A	110	4,793
First Solar, Inc. (A)	51	6,677
Microchip Technology Incorporated	285	9,734

		21,204

Soft Drinks – 3.2%
Coca-Cola Company (The)	209	13,731

46	ANNUAL REPORT	2010

SCHEDULE OF INVESTMENTS

Core Equity (in thousands)	DECEMBER 31, 2010

COMMON STOCKS (Continued)	Shares	Value

Systems Software – 2.5%
Oracle Corporation	343	$10,723

Tobacco – 2.1%
Philip Morris International Inc.	152	8,883

TOTAL COMMON STOCKS – 99.9%		$428,124
(Cost: $351,636)

SHORT-TERM SECURITIES – 0.2%	Principal
Master Note
Toyota Motor Credit Corporation, 0.154%, 1-3-11 (C)	$802	$802

(Cost: $802)

TOTAL INVESTMENT SECURITIES – 100.1%		$428,926
(Cost: $352,438)

LIABILITIES, NET OF CASH AND OTHER ASSETS – (0.1%)		(314)

NET ASSETS – 100.0%		$428,612

Notes to Schedule of Investments

(A)	No dividends were paid during the preceding 12 months.

(B)	Listed on an exchange outside the United States.

(C)	Variable rate security. Interest rate disclosed is that which is in effect at December 31, 2010. Date shown represents the date that the variable rate resets.

See Accompanying Notes to Financial Statements.

2010	ANNUAL REPORT	47

MANAGEMENT DISCUSSION

Dividend Opportunities	(UNAUDITED)

David P. Ginther	Below, David P. Ginther, CPA, portfolio manager of Ivy Funds VIP Dividend Opportunities, discusses positioning, performance and results for the fiscal year ended December 31, 2010. He has managed the Portfolio for seven years and has 15 years of industry experience.

Fiscal Year Performance

For the 12 Months Ended December 31, 2010
Ivy Funds VIP Dividend Opportunities	16.37%
Benchmark(s) and/or Lipper Category
Russell 1000 Index	16.10%
(generally reflects the performance of stocks that represent the equity market)
Lipper Variable Annuity Equity Income Funds Universe Average	15.18%
(generally reflects the performance of the universe of funds with similar investment objectives)

Please note that Portfolio returns include applicable fees and expenses while index returns do not include any such fees. Also, the Portfolio’s performance data does not take into account any product expenses or charges associated with owning a variable life or annuity policy, which is invested in Ivy Funds Variable Insurance Portfolios.

A volatile year

Economic conditions have improved dramatically since our last report to you. The momentum that drove equity markets higher in the second half of 2009 continued into the first calendar quarter of 2010, albeit at a markedly slower pace. The April 20 oil rig explosion and subsequent massive oil spill in the Gulf of Mexico, which generated ominous headlines on a daily basis and sent a ripple through global markets, did little to improve investor confidence. Although many economic indicators pointed to continued recovery in the U.S. economy, domestic equities spent the first quarter of 2010 searching for direction. But as the economic recovery gained momentum in the second quarter, investors quickly rediscovered their appetite for risk. Stocks and bonds rallied, buoyed by numerous reports reflecting increasing strength and stability in the U.S. economy. Investor confidence was further bolstered by stabilization of global credit markets and stronger-than-expected first and second quarter corporate profits.

However, this burgeoning optimism dimmed with the mid-year emergence of the European debt crisis and continuing concerns about a double-dip recession. Those concerns, in tandem with a pause in U.S. economic growth, uncertainty surrounding health care and financial reform and escalating concern about China’s ability to slow the pace of its economy drove a sharp global correction. Investors ultimately dodged riskier assets and demonstrated a flight to quality, ultimately driving U.S. bond yields to historical lows. By mid-quarter, intensifying concerns about massive deficits in the world’s developed economies further weighed on equities and fueled fear that the global economy could slip back into recession.

The tide seemed to turn in August, however, with slightly stronger economic data and optimism that mid-term elections may drive more investor-friendly changes in Washington. Stocks staged a third-quarter rally that restored some optimism, as did an announcement from the National Bureau of Economic Research that the “great Recession,” the longest-lasting since the great Depression, officially ended in June 2009. During the quarter, the Federal Reserve declared the pace of U.S. economic growth unacceptable and reiterated its readiness to begin a second phase of quantitative easing. U.S. markets responded favorably, with the major indexes posting impressive gains through the end of the year, while Wall Street closed its 2010 books by recording its fourth-largest profit ever, a projected $19 billion for the year. Stocks received an additional boost in December, when Congress and President Obama signed into law a politically divisive tax program that extended the Bush-era tax cuts and provided additional reductions for both individuals and businesses.

Steadfast approach

Despite the rapidly evolving market that characterized the Portfolio’s fiscal year, we did not stray from our long-held approach to identifying those companies that we feel possess balance-sheet strength, sustainable business models and earning power and that, in our belief, stand to benefit the most from continued economic recovery. We maintained our focus on dividend growth, rather than high-yielding stocks, and focused on total return. We attribute the Portfolio’s stronger performance relative to its benchmark index to our having become less defensively postured as equities gained momentum during the course of the year.

Industrials, an overweight stake for the Portfolio, delivered the most to absolute returns at the sector level. Better selection also helped. A top name in this arena was Deere & Company, which has benefited from successfully launching advanced new products and expanding its market presence, especially in developing parts of the world. During the final quarter of 2010, the company announced a new combine-harvester factory and opened a joint-venture production facility for construction equipment, both in India. Another successful industrial holding

48	ANNUAL REPORT	2010

was Union Pacific Corporation. As the overall economy has improved, Union Pacific Corporation has enjoyed strong volume growth, pricing gains and operating efficiencies, enabling it to increase dividends twice in 2010 and also repurchase more than 7.6 million shares. An overweight stake and timely selection in energy also helped both absolute and relative performance. Top names included National Oilwell Varco Inc., which has, in the wake of the Deepwater Horizon accident in the Gulf of Mexico, developed a new cutting technology that can sever drill pipe at its thickest joints and stop an eruption of oil and natural gas in a blowout using less force than its counterparts. Other top contributors were Schlumberger Limited, and Halliburton Company, which were also among the Portfolio’s 10 largest holdings, whose success during the period was tied to increased international exploration and spending and the upturn in the global economy.

Yet another source of strength for the Portfolio was the consumer discretionary sector. A slight underweight worked against the Portfolio, but good selection more than compensated. A leader in this arena was department store Macy’s Inc., which has benefited from cost cutting and localization measures and increased effectiveness of its unified national organization.

The greatest performance detractors were selected health care stocks. Although the Portfolio had a beneficial underweight in this arena relative to its index, it wasn’t enough to compensate for untimely stock selection. Names that detracted included Teva Pharmaceutical Industries Limited, which we have eliminated, and Abbott Laboratories. Both firms have been under pricing pressure from cash-strapped governments worldwide and a new U.S. health care law that requires more controls on patient costs and improved use of information technology.

As the year progressed, earnings growth, driven by revenue growth and cost cutting, continued to surprise on the upside. We made some tactical shifts in an effort to take advantage of this changing environment, primarily positioning the Portfolio a bit more aggressively in several sectors. We maintained the Portfolio’s exposure to energy but added a few names that we think will benefit from demand for energy that we think will outstrip supply.

Brighter days ahead

The economic outlook continues to improve, and the latest round of quantitative easing by the Federal Reserve should enable additional progress. We think that some changes have been made in Washington as a result of the midterm elections that bode well for the economy. Progress has been made in small steps, rather than big strides, and we think this pace of progress will continue. We are not too concerned about inflation because unemployment remains high — a factor that we think will keep wages from rising too quickly. In the near term, we remain cautious on consumer spending due to the high unemployment, although we believe employment growth will improve, slowly, in the months ahead. Higher interest rates may be on the distant horizon, and we will adjust our strategies accordingly should that occur. Finally, we believe that dividend-paying stocks should benefit from a continued low-interest-rate environment in which total returns become increasingly important.

As with any mutual fund, the value of the Portfolio’s shares will change, and you could lose money on your investment. Dividend-paying investments may not experience the same price appreciation as non-dividend-paying investments. These and other risks are more fully described in the Portfolio’s prospectus.

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager’s views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

The index (indexes) noted are unmanaged and include reinvested dividends. One cannot invest directly in an index, nor is an index representative of Ivy Funds VIP Dividend Opportunities.

2010	ANNUAL REPORT	49

PORTFOLIO HIGHLIGHTS

Dividend Opportunities	ALL DATA IS AS OF DECEMBER 31, 2010 (UNAUDITED)

Asset Allocation

Stocks	96.7%
Industrials	22.4%
Energy	20.6%
Consumer Discretionary	11.3%
Financials	11.3%
Consumer Staples	10.1%
Information Technology	9.5%
Materials	4.8%
Health Care	3.2%
Telecommunication Services	2.6%
Utilities	0.9%
Cash and Cash Equivalents	3.3%

Top 10 Equity Holdings

Company	Sector
Schlumberger Limited	Energy
National Oilwell Varco, Inc.	Energy
Microchip Technology Incorporated	Information Technology
Deere & Company	Industrials
Union Pacific Corporation	Industrials
Philip Morris International Inc.	Consumer Staples
Halliburton Company	Energy
JPMorgan Chase & Co.	Financials
Emerson Electric Co.	Industrials
Capital One Financial Corporation	Financials

See your advisor for more information on the Portfolio’s most recently published Top 10 Equity Holdings.

50	ANNUAL REPORT	2010

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT

Dividend Opportunities	(UNAUDITED)

(1)	The value of the investment in the Portfolio is impacted by the ongoing expenses of the Portfolio and assumes reinvestment of dividends and distributions.

(2)	Because the Portfolio commenced operations on a date other than at the end of a month, and partial month calculations of the performances of the indexes (including income) are not available, investment in the indexes was effected as of December 31, 2003.

Average Annual Total Return(3)
1-year period ended 12-31-10	16.37%
5-year period ended 12-31-10	3.53%
10-year period ended 12-31-10	—
Since inception of Portfolio(4) through 12-31-10	5.74%

(3)	Data quoted is past performance and current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please call 1.888.WADDELL for the Portfolio’s most recent month-end performance. Performance data quoted does not reflect any expenses or charges associated with owning a variable life insurance policy or variable annuity contract that invests in the Portfolio’s shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower.

(4)	12-30-03 (the date on which shares were first acquired by shareholders).

Past performance is not necessarily indicative of future performance. Indexes are unmanaged.

2010	ANNUAL REPORT	51

SCHEDULE OF INVESTMENTS

Dividend Opportunities (in thousands)	DECEMBER 31, 2010

COMMON STOCKS	Shares	Value

Aerospace & Defense – 2.7%
Boeing Company (The)	59	$3,824
Honeywell International Inc.	81	4,322

		8,146

Apparel, Accessories & Luxury Goods – 1.1%
V.F. Corporation	38	3,249

Asset Management & Custody Banks – 1.9%
T. Rowe Price Group, Inc.	88	5,696

Casinos & Gaming – 2.2%
Wynn Resorts, Limited	62	6,483

Computer Hardware – 1.8%
Hewlett-Packard Company	129	5,444

Construction & Engineering – 2.3%
Fluor Corporation	101	6,684

Construction & Farm Machinery & Heavy Trucks – 8.0%
Caterpillar Inc.	82	7,722
Cummins Inc.	51	5,556
Deere & Company	125	10,375

		23,653

Consumer Finance – 2.6%
Capital One Financial Corporation	182	7,732

Data Processing & Outsourced Services – 2.0%
Visa Inc., Class A	83	5,849

Department Stores – 1.0%
Macy’s Inc.	116	2,928

Diversified Banks – 2.3%
Barclays plc, ADR	90	1,483
Wells Fargo & Company	175	5,410

		6,893

Diversified Metals & Mining – 3.9%
Rio Tinto plc, ADR	83	5,969
Southern Copper Corporation	112	5,469

		11,438

Electric Utilities – 0.9%
PPL Corporation	98	2,569

Electrical Components & Equipment – 2.7%
Emerson Electric Co.	138	7,905

Health Care Equipment – 0.6%
Stryker Corporation	34	1,837

Homebuilding – 1.2%
D.R. Horton, Inc.	294	3,513

Hotels, Resorts & Cruise Lines – 3.8%
Marriott International, Inc., Class A	92	3,830
Starwood Hotels & Resorts Worldwide, Inc.	124	7,564

		11,394

COMMON STOCKS (Continued)	Shares	Value

Household Products – 2.4%
Colgate-Palmolive Company	56	$4,477
Procter & Gamble Company (The)	39	2,533

		7,010

Industrial Machinery – 2.0%
Illinois Tool Works Inc.	40	2,144
Ingersoll-Rand plc	83	3,904

		6,048

Integrated Oil & Gas – 3.0%
ConocoPhillips	46	3,152
Exxon Mobil Corporation	77	5,612

		8,764

Integrated Telecommunication Services – 2.6%
AT&T Inc.	163	4,799
Frontier Communications Corporation	312	3,036

		7,835

Investment Banking & Brokerage – 0.5%
Goldman Sachs Group, Inc. (The)	9	1,455

Movies & Entertainment – 1.0%
Walt Disney Company (The)	75	2,828

Oil & Gas Drilling – 1.9%
Seadrill Limited	132	4,464
Transocean Inc. (A)	18	1,234

		5,698

Oil & Gas Equipment & Services – 13.6%
Baker Hughes Incorporated	28	1,618
Halliburton Company	212	8,646
National Oilwell Varco, Inc.	170	11,436
Schlumberger Limited	221	18,415

		40,115

Oil & Gas Exploration & Production – 2.1%
Apache Corporation	53	6,362

Other Diversified Financial Services – 2.8%
JPMorgan Chase & Co.	192	8,134

Paper Packaging – 0.9%
Sonoco Products Co.	82	2,771

Personal Products – 1.1%
Estee Lauder Companies Inc. (The), Class A	39	3,176

Pharmaceuticals – 2.6%
Abbott Laboratories	96	4,599
Merck & Co., Inc.	41	1,474
Pfizer Inc.	87	1,516

		7,589

Railroads – 4.7%
Norfolk Southern Corporation	74	4,633
Union Pacific Corporation	100	9,268

		13,901

Restaurants – 1.0%
McDonald’s Corporation	40	3,057

Semiconductors – 3.6%
Microchip Technology Incorporated	315	10,777

52	ANNUAL REPORT	2010

SCHEDULE OF INVESTMENTS

Dividend Opportunities (in thousands)	DECEMBER 31, 2010

COMMON STOCKS (Continued)	Shares	Value

Soft Drinks – 2.8%
Coca-Cola Company (The)	79	$5,215
PepsiCo, Inc.	46	3,035

		8,250

Specialized Finance – 1.2%
CME Group Inc.	11	3,531

Systems Software - 2.1%
Microsoft Corporation	223	6,229

Tobacco – 3.8%
Altria Group, Inc.	115	2,819
Philip Morris International Inc.	149	8,710

		11,529

TOTAL COMMON STOCKS – 96.7%		$286,472
(Cost: $235,394)

SHORT-TERM SECURITIES	Principal
Commercial Paper (B) – 2.6%
AT&T Inc., 0.120%, 1-3-11	$7,852	7,852

Master Note – 0.1%
Toyota Motor Credit Corporation, 0.154%, 1-3-11 (C)	345	345

United States Government Agency Obligations – 0.4%
Overseas Private Investment Corporation, 0.280%, 3-15-11 (C)	1,106	1,106

TOTAL SHORT-TERM SECURITIES – 3.1%		$9,303
(Cost: $9,303)

TOTAL INVESTMENT SECURITIES – 99.8%		$295,775
(Cost: $244,697)

CASH AND OTHER ASSETS, NET OF LIABILITIES – 0.2%		630

NET ASSETS – 100.0%		$296,405

Notes to Schedule of Investments

(A)	No dividends were paid during the preceding 12 months.

(B)	Rate shown is the yield to maturity at December 31, 2010.

(C)	Variable rate security. Interest rate disclosed is that which is in effect at December 31, 2010. Date shown represents the date that the variable rate resets.

The following acronyms are used throughout this schedule:

ADR = American Depositary Receipts

See Accompanying Notes to Financial Statements.

2010	ANNUAL REPORT	53

MANAGEMENT DISCUSSION

Energy	(UNAUDITED)

David P. Ginther	Below, David P. Ginther, CPA, portfolio manager of Ivy Funds VIP Energy, discusses positioning, performance and results for the fiscal year ended December 31, 2010. He has managed the Portfolio since its inception in May 2006 and has 15 years of industry experience.

Fiscal Year Performance

For the 12 Months Ended December 31, 2010
Ivy Funds VIP Energy	21.96%
Benchmark(s) and/or Lipper Category
S&P 1500 Energy Sector Index	21.38%
(generally reflects the performance of stocks that represent the energy market)
Lipper Variable Annuity Natural Resources Funds Universe Average	20.46%
(generally reflects the performance of the universe of funds with similar investment objectives)

Please note that Portfolio returns include applicable fees and expenses while index returns do not include any such fees. Also, the Portfolio’s performance data does not take into account any product expenses or charges associated with owning a variable life or annuity policy, which is invested in Ivy Funds Variable Insurance Portfolios.

A volatile year

Economic conditions have improved dramatically since our last report to you. The momentum that drove equity markets higher in the second half of 2009 continued into the first calendar quarter of 2010, albeit at a markedly slower pace. The April 20 oil rig explosion and subsequent massive oil spill in the Gulf of Mexico, which generated ominous headlines on a daily basis and sent a ripple through global markets, did little to improve investor confidence. Although many economic indicators pointed to continued recovery in the U.S. economy, domestic equities spent the first quarter of 2010 searching for direction. But as the economic recovery gained momentum in the second quarter, investors quickly rediscovered their appetite for risk. Stocks and bonds rallied, buoyed by numerous reports reflecting increasing strength and stability in the U.S. economy. Investor confidence was further bolstered by stabilization of global credit markets and stronger-than-expected first and second quarter corporate profits.

However, this burgeoning optimism dimmed with the mid-year emergence of the European debt crisis and continuing concerns about a double-dip recession. Those concerns, in tandem with a pause in U.S. economic growth, uncertainty surrounding health care and financial reform and escalating concern about China’s ability to slow the pace of its economy drove a sharp global correction. Investors ultimately dodged riskier assets and demonstrated a flight to quality, ultimately driving U.S. bond yields to historical lows. By mid-quarter, intensifying concerns about massive deficits in the world’s developed economies further weighed on equities and fueled fear that the global economy could slip back into recession.

The tide seemed to turn in August, however, with slightly stronger economic data and optimism that mid-term elections may drive more investor-friendly changes in Washington. Stocks staged a third-quarter rally that restored some optimism, as did an announcement from the National Bureau of Economic Research that the “great Recession,” the longest-lasting since the great Depression, officially ended in June 2009. During the quarter, the Federal Reserve declared the pace of U.S. economic growth unacceptable and reiterated its readiness to begin a second phase of quantitative easing. U.S. markets responded favorably, with the major indexes posting impressive gains through the end of the year, while Wall Street closed its 2010 books by recording its fourth-largest profit ever, a projected $19 billion for the year. Stocks received an additional boost in December, when congress and President Obama signed into law a politically divisive tax program that extended the Bush-era tax cuts and provided additional reductions for both individuals and businesses.

Tragedy in the Gulf

Although the market influence was fluid and rapidly changing throughout the Portfolio’s fiscal year, we remained focused on long-term fundamentals. This proved especially strategic in the first half of the year, when the energy markets were rocked by the oil spill in the Gulf of Mexico. The market reacted swiftly, initially punishing the responsible firms — first and foremost BP p.l.c. The Portfolio was not exposed to BP, but did hold stock of other firms that were meaningfully involved: Transocean Inc., which owned the rig; Halliburton Company, which provided cementing services, and Cameron International Corporation, which provided subsurface equipment. We sold down the Portfolio’s position in Transocean Inc. but rebuilt our position when the stock price fell to what we deemed to be attractive. Halliburton Company’s and Cameron International Corporation’s stock price fell on the news but have subsequently rebounded. Given our confidence in the long-term stability of these firms, we took advantage of price declines to increase the Portfolio’s exposure to both, which worked to the Portfolio’s advantage. Halliburton Company emerged as the Portfolio’s third-greatest contributor during the year.

54	ANNUAL REPORT	2010

A steadfast approach

The Portfolio is permitted to invest up to 20 percent of assets outside of the energy sector. During the period, the Portfolio had exposure to the materials and industrials sectors, which contributed significantly to the Portfolio’s outperformance of its benchmark. An underweight stake relative to its benchmark in the energy sector also proved beneficial. We maintained our preference for globally diversified oil service companies and exploration and production firms, given our belief that they would be well positioned to gain from increased international exploration and spending and an upturn in the global economy. That strategy was successful; eight of the Portfolio’s top 10 contributors were such firms. Another top contributor, Continental Resources, Inc., was another successful play on energy. Continental Resources, Inc. is in our view a well managed and fundamentally sound firm. It’s planning to develop the largest new American oilfield in years — the Bakken shale, which is a 200,000-square-mile swatch of Montana, North Dakota and Canada — where newer horizontal drilling technology should make this area, previously nearly worthless to drillers, a rich and viable source of oil. We also continued to pursue natural gas suppliers as fundamentals deteriorated and we anticipated the market was nearing a bottom, suggesting production would decrease due to falling rig count and lower prices. Other energy names of note include BJ Services Company, a worldwide producer of fracturing services for shale oil and gas operators, and Bucyrus International, Inc., a maker of equipment for extracting coal and oil sands that is benefiting from rising global demand. BJ Services was acquired by Baker Hughes Incorporated, which the Portfolio also held, at an attractive premium for shareholders. Bucyrus International, Inc. was purchased by Caterpillar for $7.6 billion, the largest deal in Caterpillar history, with Bucyrus shareholders receiving $92 per share.

A new holding acquired during the year, SandRidge Energy, Inc., detracted from returns. SandRidge is a high-quality, rapidly growing natural gas and oil company focused primarily on Texas exploration. Unfortunately, SandRidge’s progress during the period was stymied due to higher natural gas prices. We have eliminated it from the portfolio. Southwestern Energy Company also detracted; this oil and gas exploration and production company’s success is also tied to higher natural gas prices; prices remained under pressure during much of the period, effectively restraining the firm’s progress despite its efforts to reduce costs.

Brighter days ahead

The economic outlook continues to improve, and the latest round of quantitative easing by the Federal Reserve should enable additional progress. We think that some changes have been made in Washington as a result of the midterm elections that bode well for the economy. Progress has been made in small steps, rather than big strides, and we think this pace of progress will continue. We believe oil prices will continue to move higher as the world economies continue to recover. Supply and demand remain tight and we believe demand will increase, led by Asia. We also anticipate oil production growth may be limited, and we would not be surprised to see oil move significantly higher over the course of the next couple of years. Higher interest rates may be on the distant horizon, and we will adjust our strategies accordingly should that occur.

As with any mutual fund, the value of the Portfolio’s shares will change, and you could lose money on your investment. These and other risks are more fully described in the Portfolio’s prospectus.

Investing in companies involved in one specified sector may be more risky and volatile than an investment with greater diversification. Investing in the energy sector can be riskier than other types of investment activities because of a range of factors, including price fluctuation caused by real and perceived inflationary trends and political developments, and the cost assumed by energy companies in complying with environmental safety regulations. These and other risks are more fullydescribed in the Portfolio’s prospectus.

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager’s views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

The index (indexes) noted are unmanaged and include reinvested dividends. One cannot invest directly in an index, nor is an index representative of Ivy Funds VIP Energy.

2010	ANNUAL REPORT	55

PORTFOLIO HIGHLIGHTS

Energy	ALL DATA IS AS OF DECEMBER 31, 2010 (UNAUDITED)

Asset Allocation

Stocks	96.3%
Energy	83.5%
Industrials	9.3%
Materials	1.5%
Information Technology	1.2%
Utilities	0.8%
Cash and Cash Equivalents	3.7%

Country Weightings

North America	84.3%
United States	78.3%
Canada	6.0%
Europe	6.3%
Pacific Basin	2.8%
Bahamas/Caribbean	2.9%
Cash and Cash Equivalents	3.7%

Top 10 Equity Holdings

Company	Sector	Industry
Schlumberger Limited	Energy	Oil & Gas Equipment & Services
National Oilwell Varco, Inc.	Energy	Oil & Gas Equipment & Services
Halliburton Company	Energy	Oil & Gas Equipment & Services
Newfield Exploration Company	Energy	Oil & Gas Exploration & Production
Apache Corporation	Energy	Oil & Gas Exploration & Production
Anadarko Petroleum Corporation	Energy	Oil & Gas Exploration & Production
Baker Hughes Incorporated	Energy	Oil & Gas Equipment & Services
Continental Resources, Inc.	Energy	Oil & Gas Exploration & Production
Southwestern Energy Company	Energy	Oil & Gas Exploration & Production
Occidental Petroleum Corporation	Energy	Integrated Oil & Gas

See your advisor for more information on the Portfolio’s most recently published Top 10 Equity Holdings.

56	ANNUAL REPORT	2010

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT

Energy	(UNAUDITED)

(1)	The value of the investment in the Portfolio is impacted by the ongoing expenses of the Portfolio and assumes reinvestment of dividends and distributions.

(2)	Because the Portfolio commenced operations on a date other than at the end of a month, and partial month calculations of the performances of the indexes (including income) are not available, investment in the indexes was effected as of April 30, 2006.

Average Annual Total Return(3)
1-year period ended 12-31-10	21.96%
5-year period ended 12-31-10	—
10-year period ended 12-31-10	—
Since inception of Portfolio(4) through 12-31-10	5.79%

(3)	Data quoted is past performance and current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please call 1.888.WADDELL for the Portfolio’s most recent month-end performance. Performance data quoted does not reflect any expenses or charges associated with owning a variable life insurance policy or variable annuity contract that invests in the Portfolio’s shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower.

(4)	5-1-06 (the date on which shares were first acquired by shareholders).

Past performance is not necessarily indicative of future performance. Indexes are unmanaged.

2010	ANNUAL REPORT	57

SCHEDULE OF INVESTMENTS

Energy (in thousands)	DECEMBER 31, 2010

COMMON STOCKS	Shares	Value

Coal & Consumable Fuels – 5.6%
Alpha Natural Resources, Inc. (A)	6	$365
Arch Coal, Inc.	16	564
Cameco Corporation	11	454
CONSOL Energy Inc.	7	351
Peabody Energy Corporation	12	762

		2,496

Construction & Engineering – 4.7%
Chicago Bridge & Iron Company N.V., NY Shares (A)	16	523
Fluor Corporation	16	1,074
Jacobs Engineering Group Inc. (A)	11	520

		2,117

Construction & Farm Machinery & Heavy Trucks – 3.8%
Bucyrus International, Inc., Class A	11	965
Caterpillar Inc.	4	347
Cummins Inc.	3	352

		1,664

Diversified Metals & Mining – 1.5%
BHP Billiton Limited, ADR	7	683

Electric Utilities – 0.8%
Exelon Corporation	4	162
PPL Corporation	7	185

		347

Industrial Machinery – 0.8%
Gardner Denver, Inc.	5	351

Integrated Oil & Gas – 8.5%
ConocoPhillips	13	882
Exxon Mobil Corporation	14	1,046
Occidental Petroleum Corporation	12	1,221
Suncor Energy Inc.	16	605

		3,754

Oil & Gas Drilling – 8.4%
ENSCO International Incorporated	8	416
Helmerich & Payne, Inc.	21	1,001
Nabors Industries Ltd. (A)	28	655
Oasis Petroleum LLC (A)	32	864
Seadrill Limited	18	617
Transocean Inc. (A)	3	176

		3,729

Oil & Gas Equipment & Services – 29.6%
Baker Hughes Incorporated	23	1,312
Cameron International Corporation (A)	20	1,037
Core Laboratories N.V.	9	775
Dresser-Rand Group Inc. (A)	11	462
Dril-Quip, Inc. (A)	6	427
FMC Technologies, Inc. (A)	10	871
Halliburton Company	42	1,701
National Oilwell Varco, Inc.	29	1,940
Schlumberger Limited	26	2,187
Superior Energy Services, Inc. (A)	18	618
Tenaris S.A., ADR	23	1,112
Weatherford International Ltd. (A)	31	708

		13,150

COMMON STOCKS (Continued)	Shares	Value

Oil & Gas Exploration & Production – 25.1%
Anadarko Petroleum Corporation	18	$1,356
Apache Corporation	12	1,477
Cabot Oil & Gas Corporation	10	375
CNOOC Limited, ADR	3	596
Continental Resources, Inc. (A)	22	1,289
Devon Energy Corporation	8	652
EOG Resources, Inc.	8	772
Newfield Exploration Company (A)	21	1,481
Noble Energy, Inc.	13	1,132
Southwestern Energy Company (A)	34	1,258
Ultra Petroleum Corp. (A)	15	736

		11,124

Oil & Gas Refining & Marketing – 0.7%
Clean Energy Fuels Corp. (A)	21	295

Oil & Gas Storage & Transportation – 5.6%
El Paso Corporation	49	674
El Paso Pipeline Partners, L.P.	18	592
Enbridge Inc.	14	810
Williams Companies, Inc. (The)	16	399

		2,475

Semiconductors – 1.2%
First Solar, Inc. (A)	4	547

TOTAL COMMON STOCKS – 96.3%		$42,732
(Cost: $35,244)

SHORT-TERM SECURITIES – 5.8%	Principal
Master Note
Toyota Motor Credit Corporation, 0.154%, 1-3-11 (B)	$2,581	$2,581

(Cost: $2,581)

TOTAL INVESTMENT SECURITIES – 102.1%		$45,313
(Cost: $37,825)

LIABILITIES, NET OF CASH AND OTHER ASSETS – (2.1%)		(942)

NET ASSETS – 100.0%		$44,371

Notes to Schedule of Investments

(A)	No dividends were paid during the preceding 12 months.

(B)	Variable rate security. Interest rate disclosed is that which is in effect at December 31, 2010. Date shown represents the date that the variable rate resets.

58	ANNUAL REPORT	2010

SCHEDULE OF INVESTMENTS

Energy (in thousands)	DECEMBER 31, 2010

The following acronym is used throughout this schedule:

ADR = American Depositary Receipts

Country Diversification
(as a % of net assets)
United States	78.3%
Canada	6.0%
Bermuda	2.9%
Netherlands	2.9%
Luxembourg	2.5%
Australia	1.5%
Hong Kong	1.3%
United Kingdom	0.9%
Other+	3.7%

+Includes cash and cash equivalents and other assets and liabilities

See Accompanying Notes to Financial Statements.

2010	ANNUAL REPORT	59

MANAGEMENT DISCUSSION

Global Bond	(UNAUDITED)

Mark G. Beischel	Daniel J. Vrabac	Below, Mark G. Beischel, CFA, and Daniel J. Vrabac, portfolio managers of Ivy Funds VIP Global Bond, discuss positioning, performance and results for the fiscal year ended December 31, 2010. Mr. Beischel has 17 years of industry experience, while Mr. Vrabac has 32 years of industry experience. Both men have managed the portfolio since its August 2010 inception.

Fiscal Year Performance

For the Period from August 23, 2010 through December 31, 2010
Ivy Funds VIP Global Bond	–0.10%
Benchmark(s) and/or Lipper Category
Barclays Capital U.S. Dollar-Denominated Universal Index	–0.33%
(generally reflects the performance of securities representing the world’s bond market)
Lipper Variable Annuity Global Income Funds Universe Average	1.43%
(generally reflects the performance of the universe of funds with similar investment objectives)

Please note that Portfolio returns include applicable fees and expenses while index returns do not include any such fees. Also, the Portfolio’s performance data does not take into account any product expenses or charges associated with owning a variable life or annuity policy, which is invested in Ivy Funds Variable Insurance Portfolios.

A solid start

Ivy Funds VIP Global Bond has declined since its August 2010 launch, but not as much as its relative benchmark. During the first months the Portfolio was in operation, economic indicators confirmed that global recovery is underway, albeit slowly. Fears of a double-dip recession have abated, for now. While pressures around the European debt crisis continue to persist, growth in the Euro area has held up relatively well, led by the surprising strength in Germany. During the quarter, the Federal Reserve began a new round of easing through its $600-billion asset purchase program (QEII) while other central banks generally demonstrated an impressive willingness to remain supportive of growth and inflation. The European Central Bank has delayed its withdrawal of emergency liquidity and is stepping up its purchase of sovereign bonds, while across emerging markets central bankers are very cautious about tightening, focusing more on limiting the impact of the Fed’s liquidity injection on their local markets.

Benign inflation, a focus on diversification

Given our economic view, we think the potential for near-term inflation is small. Although we believe the Fed will be on hold for some time, we are increasingly concerned about the significant budget deficit and the leveraging of the Fed’s balance sheet due to their easy monetary policies, all of which could put upward pressure on medium-to-long-term interest rates in the U.S. as well as further downward pressure on the dollar. (The Portfolio remains dollarneutral in the near term.) As such, we will continue to seek opportunities to reduce volatility, starting with our intensive credit analysis that takes into consideration how companies likely will perform in multiple economic scenarios.

We are maintaining a low duration strategy for the Portfolio in an effort to gain a higher degree of certainty involving the companies in which we can invest; it also potentially provides much greater protection against the risk of inflation and/or higher interest rates.

Some challenges remain

The massive overleveraging of the U.S. consumer and financial sector is going to take time to unwind, and we are maintaining a cautious outlook and investment policy. The unemployment situation in the U.S. is highly problematic, and coupled with the massive deleveraging and loss of wealth, any sustained recovery does not yet appear imminent. It is too early to judge the efficacy of all the current government programs in place, and the private sector is nowhere near serving as the catalyst for growth. Even if European policymakers stabilize the current crisis, the debt problems of Japan and the U.S. are likely going to garner more attention. So far, U.S. policymakers have not begun to address the difficult policy choices necessary to put fiscal finances back on a path toward sustainability.

Elsewhere, the U.K. appears in worse shape than the U.S., and though it is getting its house in order, it will be a long process. The emerging markets have not damaged their balance sheets like the developed markets and are finding themselves in a favorable light as their economies are tilted to a growing Chinese economy. With commodity prices moving up, concerns about inflation have risen in many countries including China. China’s higher-than-expected inflation has opened the door for more aggressive tightening through a variety of tools: reserve ratios, interest rates and loan targets. Furthermore, they understand that their policy actions have not done enough to establish a strong domestic-based source of growth; we look for that to change in the future.

As with any mutual fund, the value of the Portfolio’s shares will change, and you could lose money on your investment.

International investing involves additional risks including currency fluctuations, political or economic conditions affecting the foreign country, and differences in accounting standards and foreign regulations.

Fixed-income securities are subject to interest rate risk, so the Portfolio’s net asset value may fall as interest rates rise.

60	ANNUAL REPORT	2010

These and other risks are more fully described in the Portfolio’s prospectus.

Certain U.S. government securities in which the Portfolio may invest, such as Treasury securities and securities issued by the Government National Mortgage Association (Ginnie Mae), are backed by the full faith and credit of the U.S. government. However, other U.S. government securities in which the Portfolio may invest, such as securities issued by the Federal National Mortgage Association (Fannie Mae), the Federal Home Loan Mortgage Corporation (Freddie Mac) and the Federal Home Loan Banks (FHLB) are not backed by the full faith and credit of the U.S. government, are not insured or guaranteed by the U.S. government and, instead, may be supported only by the right of the issuer to borrow from the U.S. Treasury or by the credit of the issuer.

The opinions expressed in this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. The managers’ views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

The index (indexes) noted are unmanaged and include reinvested dividends. One cannot invest directly in an index, nor is an index representative of Ivy Funds VIP Global Bond.

2010	ANNUAL REPORT	61

PORTFOLIO HIGHLIGHTS

Global Bond	ALL DATA IS AS OF DECEMBER 31, 2010 (UNAUDITED)

Asset Allocation

Bonds	93.5%
United States Government and Government Agency Obligations	61.3%
Corporate Debt Securities	32.2%
Cash and Cash Equivalents	6.5%

Quality Weightings

Investment Grade	69.4%
AAA	61.3%
A	4.1%
BBB	4.0%
Non-Investment Grade	24.1%
BB	16.4%
B	5.7%
Non-rated	2.0%
Cash and Cash Equivalents	6.5%

Our preference is to always use ratings obtained from Standard & Poor’s. For securities not rated by Standard & Poor’s, ratings are obtained from Moody’s.

Country Weightings

North America	63.4%
United States	61.3%
Other North America	2.1%
South America	19.1%
Brazil	10.7%
Argentina	4.3%
Other South America	4.1%
Pacific Basin	7.5%
Europe	3.5%
Russia	3.5%
Cash and Cash Equivalents	6.5%

Cumulative Total Return(1)
1-year period ended 12-31-10	—
5-year period ended 12-31-10	—
10-year period ended 12-31-10	—
Since inception of Portfolio(2) through 12-31-10	-0.10%

(1)	Data quoted is past performance and current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please call 1.888.WADDELL for the Portfolio’s most recent month-end performance. Performance data quoted does not reflect any expenses or charges associated with owning a variable life insurance policy or variable annuity contract that invests in the Portfolio’s shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower.

(2)	8-23-10 (the date on which shares were first acquired by shareholders).

Past performance is not necessarily indicative of future performance.

62	ANNUAL REPORT	2010

SCHEDULE OF INVESTMENTS

Global Bond (in thousands)	DECEMBER 31, 2010

CORPORATE DEBT SECURITIES	Principal	Value
Agricultural Products – 2.3%
CCL Finance Limited, 9.500%, 8-15-14	$100	$114

Airlines – 1.1%
Aeropuertos Argentina 2000 S.A., 10.750%, 12-1-20 (A)	50	53

Distillers & Vintners – 1.4%
Central European Distribution Corporation, Convertible, 3.000%, 3-15-13	75	70

Diversified Banks – 8.5%
Banco Cruzeiro do Sul S.A., 7.000%, 7-8-13	115	115
Banco Santander Chile, S.A., 3.750%, 9-22-15 (A)	100	100
Sberbank Rossii OAO, 6.480%, 5-15-13	100	107
State Bank of India, 4.500%, 10-23-14	100	102

		424

Electric Utilities – 3.2%
EEB International Ltd., 8.750%, 10-31-14	100	108
Empresa Distribuidora y Comercializadora Norte S.A., 9.750%, 10-25-22 (A)	50	54

		162

Food Distributors – 2.0%
Olam International Limited, 7.500%, 8-12-20	100	100

Forest Products – 1.2%
Sino-Forest Corporation, 10.250%, 7-28-14	50	58

Homebuilding – 2.1%
URBI, Desarrollos Urbanos, S.A. de C.V., 8.500%, 4-19-16	100	106

Independent Power Producers & Energy Traders – 2.3%
Listrindo Capital B.V., 9.250%, 1-29-15 (A)	100	113

Oil & Gas Drilling – 2.0%
Lancer Finance Company (SPV) Limited, 5.850%, 12-12-16 (A)	97	98

Oil & Gas Exploration & Production – 2.1%
Pan American Energy LLC, 7.875%, 5-7-21	100	107

Packaged Foods & Meats – 4.0%
BFF International Limited, 7.250%, 1-28-20	100	103
JBS Finance II Ltd., 8.250%, 1-29-18 (A)	100	101

		204

TOTAL CORPORATE DEBT SECURITIES – 32.2%		$1,609
(Cost: $1,607)

UNITED STATES GOVERNMENT OBLIGATIONS – 61.3%	Principal	Value
Treasury Obligations
United States Treasury Notes, 1.750%, 8-15-12	$3,000	$3,061

(Cost: $3,066)

SHORT-TERM SECURITIES – 5.2%
Master Note
Toyota Motor Credit Corporation, 0.154%, 1-3-11 (B)	262	$262

(Cost: $262)

TOTAL INVESTMENT SECURITIES – 98.7%		$4,932
(Cost: $4,935)

CASH AND OTHER ASSETS, NET OF LIABILITIES –1.3%		63

NET ASSETS – 100.0%		$4,995

Notes to Schedule of Investments

(A)	Securities were purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2010, the total value of these securities amounted to $519 or 10.4% of net assets.

(B)	Variable rate security. Interest rate disclosed is that which is in effect at December 31, 2010. Date shown represents the date that the variable rate resets.

Country Diversification
(as a % of net assets)
United States	61.3%
Brazil	10.7%
Argentina	4.3%
Russia	3.5%
Indonesia	2.3%
Mexico	2.1%
Columbia	2.1%
India	2.0%
Singapore	2.0%
Chile	2.0%
China	1.2%
Other+	6.5%

+Includes cash and cash equivalents and other assets and liabilities

See Accompanying Notes to Financial Statements.

2010	ANNUAL REPORT	63

MANAGEMENT DISCUSSION

Global Natural Resources	(UNAUDITED)

Frederick Sturm

Ivy Funds VIP Global Natural Resources is subadvised by Mackenzie Financial Corp. of Canada.

Below, Frederick Sturm, CFA, portfolio manager of Ivy Funds VIP Global Natural Resources, discusses positioning, performance and results for the fiscal year ended December 31, 2010. He has managed the Portfolio for six years and has 30 years of industry experience.

Fiscal Year Performance

For the 12 Months Ended December 31, 2010
Ivy Funds VIP Global Natural Resources	17.06%
Benchmark(s)/Lipper Category
Morgan Stanley Commodity Related Index	24.05%
(generally representative of an unmanaged group of natural resources stocks)
Lipper Variable Annuity Natural Resources Funds Universe Average	20.46%
(generally reflects the performance of the universe of funds with similar investment objectives)
MSCI AC World IMI 55% Energy + 45% Materials Index	20.14%

Note: Effective June 2010, the MSCI AC World IMI 55% Energy + 45% Materials Index was added as an additional comparative index for the Portfolio. Waddell & Reed Investment Management Company believes that this index is also representative of the types of securities in which the Portfolio invests.

Please note that the Portfolio returns include applicable investment fees and expenses, whereas the index returns do not include any such fees. Also, the Portfolio’s performance data does not take into account any product expenses or charges associated with owning a variable life or annuity policy, which is invested in Ivy Funds Variable Insurance Portfolios.

A wall of worry

The year 2010 was an excellent example of investment markets climbing a wall of worry. There were many significant issues to worry about and yet “risk” assets, including global stocks and commodities, posted healthy double-digit returns, meaningfully outperforming “safety” cash and government bonds. U.S. resource stocks outperformed global resources during the period, and smaller growth-oriented companies outperformed larger value-based investments. This was even more pronounced in precious metals. The Portfolio, which tends to invest in companies across the market capitalization range as well as growth and value securities, underperformed its benchmark and peers that tend to focus more on North American small-cap growth companies. We believe a diversified approach should continue to serve investors well in the future.

Global fiscal and monetary policies were under tension in 2010 and will likely remain so for many years. Some central banks continue to push for reflation, while others, such as the central banks in India and China, are tightening policy to combat rising inflation pressures. Some governments promote fiscal support by extending tax cuts, yet others, like those in most of the euro zone, are being forced towards austerity. Central banks have the tools to crunch the system if they want to — we are just not convinced that they want to.

We continue to believe fixed-income yields have begun a path higher and that bond markets could be risky relative to generic beliefs that value is always safely maintained. Market-driven rates may well lead to central bank tightening. However, with real interest rates still quite low, rising rates appear more likely to generate a couple of scares in the year ahead rather than a sustained drag on the global economy or equity markets.

Moving on

The global economy is moving on and starting to consider what is ahead. Despite some concerns, we think global economic activity could reach record levels for many key industries. It may not feel like it for most developed economies, but demand in many emerging markets continues to grow (never before has car demand in China and India been greater). We expect global corporate profits to reach record highs in 2011, and that U.S. profits will recover and track to new records by year end.

With a few exceptions, commodity prices have now bounced to fair and reasonably profitable levels. We would characterize the adjustment of global currencies as still “happening.” Last year currency markets were an important marker and were used by some market participants as a key to broader trends. Euro weakness/dollar strength in the second quarter of 2010 was a reflection of recovery concerns and a hint to sell equities and commodities but to still buy gold. A weakening dollar in the second half of 2010 was a “buy equities and commodities” signal. As 2011 begins, it looks like the dollar may be in another temporary uptrend, so equities and commodities may well pull back again. However, we caution investors that correlations like this work for a while and then stop working.

The Portfolio begins 2011 with a neutral to slight underweight exposure to precious metals because we find other resource sectors more compelling, but we may overweight again should shares pull back in 2011. We still expect a continuation of the steady uptrend, but it remains possible that precious metals and producers have a NASDAQ-like blow-off before a multi-year trend-ending top is reached.

64	ANNUAL REPORT	2010

The threat of a double dip

There were surprises within equity markets in 2010. In the face of a consensus that emerging market prospects are brighter than developed markets, U.S. stocks outperformed the BRIC Index with Brazil flat on the year and Shanghai stocks a negative 10 percent. Given concerns of an economic “double dip,” it was reasonable to position in larger and more defensive high- yielding companies. Yet the smallest U.S. stocks beat the largest by a formidable 10 percent after moving in tandem in the prior year. These two trends were of particular benefit to small-cap North American resource stocks. Within commodities, gold, silver and palladium all experienced healthy gains as speculative money flows chases these less-liquid commodities. Given the strong year-end push into silver equities, it would not be surprising to see these same commodities pull back early this year. The Portfolio currently does not own silver. Oil prices moved higher, but in another display of potential risks in commodity exchange-traded funds, those that track oil were down 1 percent for the year. Natural gas spot prices were down more than 20 percent, and the United States Natural Gas Fund (UNG) was down a stunning 41 percent last year.

Not all commodities are in the same phase of scarcity pricing. Last quarter we observed looming supply shortages of copper. In November we traveled to see coal import facilities in India that could become the largest coal handling port in the world. Now we begin 2011 with epic floods in Queensland, Australia, a region critical to the supply of both seaborne coking and thermal coal. We had already expected coal markets to be tight. The Portfolio’s largest holding, Xstrata plc, is the largest supplier of seaborne coal. Part of Xstrata’s production is expected to be interrupted by weather, offset by likely sustained higher pricing. U.S.-based coal supplier Alpha Natural Resources Inc., the Portfolio’s second-largest holding, should also be a major beneficiary of rising coal prices. These stocks had a good run during the fourth quarter, but after allowing for a pullback. A retest of record highs seems possible as coal contract prices continue to rise. The Portfolio’s Indonesian and Russian coal producers should also benefit from strong pricing.

Just not enough

The phrase “just not enough” captures an important element supporting resources investment. Applied to resources, the companies that deliver higher returns to shareholders over time are companies that are more efficient at finding and developing resources in a commodity sector that is sufficiently supplied, or those that are in a resource category that has scarcity pricing power due to limited competition and/or supply. We believe precious metals, cotton and copper have already moved into this stage. Coal, oil and corn are demonstrating some elements of this too. According to the Organization for Economic Cooperation and Development (OECD), consumption of oil is roughly 14.5 barrels per capita. China is still only approaching three and India is closer to two. Assuming the world will consume close to

88 million barrels per day, at 365 days per year, total consumption will be 32 billion barrels per year. The challenges of bringing on any meaningful new supply means that oil should remain a highly politicized commodity with upside pricing pressure. For calendar 2011, we expect improved production from Iraq will help stall oil price advances, but a triple-digit average could be in store for 2012 if the global economy continues to expand.

We think that pricing power for many other commodities can also be sustained for many years, but we must be mindful that a downturn in business cycles, substitution or economization by buyers, or new incremental supply can reverse prices. We believe iron ore prices will remain stronger for longer than the market expects, and cash generation will be very good in the near term, but strong supply growth over the next several years could soften prices again by the middle of the decade. Solar energy is a competitive market with excess capacity, but there is not an excess of low-cost suppliers with bankable brand recognition. The Portfolio continues to emphasize the most efficient Chinese based producers, including Trina Solar Limited and Yingli Green Energy Holding Company Limited. We felt that these stocks were weak during the final quarter of 2010, allowing us buy more.

Portfolio changes

We made a number of small changes to the Portfolio in the final quarter of 2010. We significantly reduced Randgold Resources Limited due to valuation and project implementation risk. This turned out to be fortuitous as political issues have subsequently pressured the stock further. We eliminated Vale de Rio Doce to add to Rio Tinto plc, eliminated Peabody Energy Corporation to add to Arch Coal Inc. and Baker Hughes Incorporated, primarily for valuation reasons. International Paper Company, the largest U.S. containerboard supplier, should benefit from an improving economy and we found the double-digit free cash generation to be attractive, so we established a reasonable position. Relative to many other funds in the category, the Portfolio has a value tilt.

Takeover news in fertilizers benefited the Portfolio in the final quarter as shares of Russian producer Uralkali Group advanced after it announced it will merge with Silvinit. EXCO Resources Inc., one of the Portfolio’s targeted selections in natural gas, jumped in response to a management-led buyout. This highlights latent value in natural gas shares and the potential for appreciation as natural gas prices improve.

Improving sentiment

Investor sentiment is recovering, but does not appear to be exuberant. In the past three years, most flows have gone into fixed-income markets rather than equity investing. This is also true of resources. The sub-sectors become increasingly risky once a steady escalation of prices gets imbedded in share valuations. Fortunately, we are not there yet. We would characterize valuations as neither cheap nor massively overpriced. We believe the business cycle is still maturing and commodity prices

2010	ANNUAL REPORT	65

including coal first, then oil, and then natural gas have room to move higher. Even for the laggard natural gas, we reiterate that we believe longer-dated natural gas prices have seen their lows and are gradually recovering. Indeed, some share prices moved fast enough in the second half of 2010 to pose near-term pull-back risk. That’s why we may raise a little cash, briefly layer in some defensive hedges and advocate the “buy on dips” approach for investors looking to add exposure.

The world was not all rosy in 2010, and it won’t be all rosy in 2011 either. Volatility continues to trap many on the sidelines. We are hesitant to forecast above-average double- digit returns for global equities because three years in a row of double-digit returns are not common. Nonetheless, even from current price levels, we still expect that investing in good productive businesses broadly, and good resource companies in particular, will be a more likely path to wealth accumulation than “safety” alternatives. We will continue to manage “from the bull side” and attempt to take advantage of anticipated pull-backs.

As with any mutual fund, the value of the Portfolio’s shares will change, and you could lose money on your investment.

Investing in companies involved in one specified sector may be more risky and volatile than an investment with greater diversification. International investing involves additional risks, including currency fluctuations, political or economic conditions affecting the foreign country, and differences in accounting standards and foreign regulations. These and other risks are more fully described in the Portfolio’s prospectus.

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager’s views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

The index (indexes) noted are unmanaged and include reinvested dividends. One cannot invest directly in an index, nor is an index representative of Ivy Funds VIP Global Natural Resources.

66	ANNUAL REPORT	2010

PORTFOLIO HIGHLIGHTS

Global Natural Resources	ALL DATA IS AS OF DECEMBER 31, 2010 (UNAUDITED)

Asset Allocation

Stocks	86.6%
Energy	44.6%
Materials	32.4%
Industrials	3.4%
Information Technology	3.3%
Utilities	2.2%
Consumer Staples	0.7%
Options	9.5%
Cash and Cash Equivalents	3.9%

Country Weightings

North America	49.5%
United States	35.1%
Canada	14.4%
Europe	18.2%
United Kingdom	10.4%
Russia	5.7%
Other Europe	2.1%
Pacific Basin	13.2%
China	4.9%
Other Pacific Basin	8.3%
South America	4.6%
Brazil	4.3%
Other South America	0.3%
Other	1.1%
Cash and Cash Equivalents and Options	13.4%

Top 10 Equity Holdings

Company	Country	Sector	Industry
Xstrata plc	United Kingdom	Materials	Diversified Metals & Mining
Alpha Natural Resources, Inc.	United States	Energy	Coal & Consumable Fuels
Halliburton Company	United States	Energy	Oil & Gas Equipment & Services
Canadian Natural Resources Limited	Canada	Energy	Oil & Gas Exploration & Production
Rio Tinto plc	United Kingdom	Materials	Diversified Metals & Mining
Petrohawk Energy Corporation	United States	Energy	Oil & Gas Exploration & Production
Cabot Oil & Gas Corporation	United States	Energy	Oil & Gas Exploration & Production
Occidental Petroleum Corporation	United States	Energy	Integrated Oil & Gas
First Quantum Minerals Ltd.	Canada	Materials	Diversified Metals & Mining
Open Joint Stock Company Gazprom, ADR	Russia	Energy	Integrated Oil & Gas

See your advisor for more information on the Portfolio’s most recently published Top 10 Equity Holdings.

2010	ANNUAL REPORT	67

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT

Global Natural Resources	(UNAUDITED)

(1)	The value of the investment in the Portfolio is impacted by the ongoing expenses of the Portfolio and assumes reinvestment of dividends and distributions.

(2)	Because the Portfolio commenced operations on a date other than at the end of a month, and partial month calculations of the performances of the indexes (including income) are not available, investment in the indexes was effected as of April 30, 2005.

(3)	Blended index is represented by 55% of the MSCI AC World IMI Energy Index and 45% of the MSCI AC World IMI Materials Index.

Average Annual Total Return(4)
1-year period ended 12-31-10	17.06%
5-year period ended 12-31-10	7.13%
10-year period ended 12-31-10	—
Since inception of Portfolio(5) through 12-31-10	10.67%

(4)	Data quoted is past performance and current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please call 1.888.WADDELL for the Portfolio’s most recent month-end performance. Performance data quoted does not reflect any expenses or charges associated with owning a variable life insurance policy or variable annuity contract that invests in the Portfolio’s shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower.

(5)	4-28-05 (the date on which shares were first acquired by shareholders).

Past performance is not necessarily indicative of future performance. Indexes are unmanaged.

68	ANNUAL REPORT	2010

SCHEDULE OF INVESTMENTS

Global Natural Resources (in thousands)	DECEMBER 31, 2010

COMMON STOCKS	Shares	Value

Australia – 1.1%
Newcrest Mining Limited (A)	37	$1,530
Paladin Energy Ltd (A)(B)	91	457
PanAust Limited (A)(B)	700	637

		2,624

Brazil – 4.0%
Companhia de Saneamento de Minas Gerais (A)	90	1,556
Companhia Energetica de Minas Gerais – CEMIG, ADR	75	1,244
Petroleo Brasileiro S.A. – Petrobras, ADR	57	2,157
Suzano Bahia Sul Papel E Celulose S.A. (A)	394	3,512
Tractebel Energia S.A. (A)	55	909

		9,378

Canada – 14.4%
Advantage Oil & Gas Ltd. (A)(B)	80	544
Agrium Inc.	8	734
Athabasca Oil Sands Corp. (A)(B)	120	1,821
Barrick Gold Corporation	25	1,330
Canadian Natural Resources Limited (A)	185	8,253
Connacher Oil and Gas Limited (A)(B)	139	186
First Quantum Minerals Ltd. (A)	49	5,323
Goldcorp Inc.	30	1,379
IAMGOLD Corporation (A)	28	500
Lake Shore Gold Corp. (A)(B)	450	1,883
Lundin Mining Corporation (A)(B)	60	438
MEG Energy Corp. (A)(B)	5	233
MGM Energy Corp. (A)(B)	81	16
Migao Corporation (A)(B)(C)	38	297
Neo Material Technologies Inc. (A)(B)	40	315
Potash Corporation of Saskatchewan Inc.	19	2,941
Southern Pacific Resource Corp. (A)(B)	179	301
Suncor Energy Inc. (A)	55	2,117
Teck Cominco Limited (A)	75	4,661
Thompson Creek Metals Company Inc. (A)(B)	25	367
Triangle Petroleum Corporation (B)	45	293
Uranium One Inc. (A)	18	86

		34,018

Chile – 0.3%
Sociedad Quimica y Minera de Chile S.A., ADR	12	672

China – 4.9%
China High Speed Transmission Equipment Group Co., Ltd. (A)	400	620
GCL-Poly Energy Holdings Limited (A)	5,750	2,116
Sino-Forest Corporation, Class A (A)(B)	150	3,514
Trina Solar Limited, ADR (B)	105	2,459
Yingli Green Energy Holding Company Limited, ADR (B)	300	2,963

		11,672

Cyprus – 0.1%
Buried Hill Energy (Cyprus) Public Company Limited (A)(B)(D)	70	140

Germany – 0.2%
Phoenix Solar AG, Sulzemoos (A)	6	174
SMA Solar Technology AG (A)	4	372

		546

COMMON STOCKS (Continued)	Shares	Value

Hong Kong – 0.2%
China Longyuan Power Group Corporation Limited, H Shares (A)(B)	175	$160
Guangdong Investment Limited (A)	775	399

		559

India – 0.8%
Adani Enterprises Limited (A)	55	799
Coal India Limited (A)(B)	75	528
Sterlite Industries (India) Limited (A)	160	668

		1,995

Indonesia – 1.8%
PT Adaro Energy Tbk (A)	4,500	1,274
PT Bumi Resources Tbk (A)	6,750	2,266
PT Tambang Batubara Bukit Asam (Persero) Tbk (A)	275	700

		4,240

Ireland – 0.0%
Kenmare Resources plc (A)(B)	200	102

Israel – 1.1%
Israel Chemicals Ltd. (A)	150	2,571

Japan – 2.0%
Mitsubishi Corporation (A)	170	4,602

Kazakhstan – 0.1%
Joint Stock Company KazMunaiGas Exploration Production, GDR (A)	10	198

Netherlands – 0.3%
Chicago Bridge & Iron Company N.V., NY Shares (B)	22	724

Norway – 1.1%
Petroleum Geo-Services ASA (A)(B)	40	623
Seadrill Limited (A)	55	1,859

		2,482

Russia – 5.7%
Mechel OAO, ADR	39	377
Mechel Steel Group OAO, ADR	165	4,823
OJSC Oil Company Rosneft, GDR (A)	190	1,360
Open Joint Stock Company “RusHydro”, ADR (A)(B)	120	654
Open Joint Stock Company Gazprom, ADR (A)	200	5,050
Uralkali Group, GDR (A)	35	1,285

		13,549

Singapore – 1.0%
Golden Agri-Resources Ltd. (A)	1,300	810
Indofood Agri Resources Ltd. (A)(B)	435	949
Straits Asia Resources Limited (A)	325	631

		2,390

South Korea – 0.6%
LG Chem, Ltd. (A)(B)	4	1,481

Switzerland – 0.3%
Noble Corporation	20	715

Thailand – 0.8%
Banpu Public Company Limited (A)	75	1,970

United Kingdom – 10.4%
Antofagasta plc (A)	75	1,885
ENSCO International Incorporated	20	1,068

2010	ANNUAL REPORT	69

SCHEDULE OF INVESTMENTS

Global Natural Resources (in thousands)	DECEMBER 31, 2010

COMMON STOCKS (Continued)	Shares	Value
United Kingdom (Continued)

Randgold Resources Limited, ADR	15	$1,235
Rio Tinto plc (A)	107	7,484
Xstrata plc (A)	545	12,792

		24,464

United States – 35.0%
Allegheny Technologies Incorporated	15	800
Alpha Natural Resources, Inc. (B)	183	10,985
Arch Coal, Inc.	65	2,279
Ashland Inc.	20	1,017
Baker Hughes Incorporated	30	1,715
Cabot Oil & Gas Corporation	150	5,677
Cameron International Corporation (B)	65	3,297
Celanese Corporation, Series A	50	2,059
Chart Industries, Inc. (B)	14	474
Cliffs Natural Resources Inc.	47	3,667
CONSOL Energy Inc.	94	4,582
El Paso Corporation	330	4,541
EXCO Resources, Inc.	55	1,068
GrafTech International Ltd. (B)	40	794
Halliburton Company (E)	210	8,574
Hess Corporation	8	612
International Paper Company	94	2,561
Kodiak Oil & Gas Corp. (B)	95	627
Occidental Petroleum Corporation (E)	57	5,592
Petrohawk Energy Corporation (B)	350	6,387
Pioneer Natural Resources Company	8	651
Plains Exploration and Production Company (B)	37	1,189
Rowan Companies, Inc. (B)	22	768
Schlumberger Limited (E)	40	3,340
Southwestern Energy Company (B)	55	2,059
Swift Energy Company (B)	20	783
Tidewater Inc.	20	1,077
Walter Industries, Inc.	8	959
Williams Companies, Inc. (The)	168	4,153

		82,287

TOTAL COMMON STOCKS – 86.2%		$203,379
(Cost: $169,858)

PREFERRED STOCKS
Brazil – 0.3%
Bradespar S.A. (A)	25	653

United States – 0.1%
Konarka Technologies, Inc., 8.0% Cumulative (B)(D)	68	244

TOTAL PREFERRED STOCKS – 0.4%		$897
(Cost: $588)

CALL OPTIONS	Number of Contracts		Value
Baker Hughes Incorporated,
Jan $35.00, Expires 1-23-12	1		$1,878
Barrick Gold Corporation,
Jan $30.00, Expires 1-24-11	2		3,676
Canadian Natural Resources Limited,
Jan $25.00, Expires 1-24-11	1		1,701
Cenovus Energy Inc.,
Mar $22.50, Expires 3-21-11	1		1,296
El Paso Corporation,
Jan $5.00, Expires 1-24-11	2		1,745
International Paper Company,
Jan $17.50, Expires 1-23-12	2		2,065
Newmont Mining Corporation,
Jan $45.00, Expires 1-23-12	—	*	736
Occidental Petroleum Corporation,
Jan $60.00, Expires 1-24-11	1		3,810
Suncor Energy Inc.,
Jan $25.00, Expires 1-24-11	2		2,598
Williams Companies, Inc. (The),
Jan $15.00, Expires 1-24-11	3		2,925

TOTAL CALL OPTIONS – 9.5%			$22,430
(Cost: $14,721)

CORPORATE DEBT SECURITIES – 0.0%	Principal
Brazil
Bahia Sul Celulose S.A., 8.614%, 12-1-12 (C)(F)(G)	BRL108		$56

(Cost: $48)

SHORT-TERM SECURITIES
Commercial Paper (H) – 4.1%
AT&T Inc.,
0.120%, 1-3-11	$4,777		4,777
PACCAR Financial Corp.,
0.190%, 1-27-11	5,000		4,999

			9,776

Master Note – 0.6%
Toyota Motor Credit Corporation,
0.154%, 1-3-11 (I)	1,336		1,336

TOTAL SHORT-TERM SECURITIES – 4.7%			$11,112
(Cost: $11,112)

TOTAL INVESTMENT SECURITIES – 100.8%			$237,874
(Cost: $196,327)

LIABILITIES, NET OF CASH AND OTHER ASSETS – (0.8%)			(1,948)

NET ASSETS – 100.0%			$235,926

70	ANNUAL REPORT	2010

SCHEDULE OF INVESTMENTS

Global Natural Resources (in thousands)	DECEMBER 31, 2010

Notes to Schedule of Investments

The following forward foreign currency contracts were outstanding at December 31, 2010:

Type	Currency	Counterparty	Principal Amount of Contract (Denominated in Indicated Currency)	Settlement Date	Unrealized Appreciation	Unrealized Depreciation
Sell	Brazilian Real	Toronto-Dominion Bank (The)	1,000	1-14-11	$—	$19
Sell	Brazilian Real	Bank of New York Mellon (The)	1,165	1-28-11	—	21
Sell	Brazilian Real	Royal Bank of Canada	1,400	2-4-11	—	36
Sell	Brazilian Real	Toronto-Dominion Bank (The)	1,440	2-11-11	—	23
Sell	Brazilian Real	Toronto-Dominion Bank (The)	900	3-2-11	—	24
Sell	British Pound	State Street Global Markets	1,450	1-14-11	54	—
Sell	British Pound	Royal Bank of Canada	3,500	1-28-11	58	—
Sell	British Pound	State Street Global Markets	1,950	2-11-11	90	—
Sell	British Pound	Toronto-Dominion Bank (The)	1,580	2-18-11	48	—
Sell	British Pound	Bank of New York Mellon (The)	2,520	3-4-11	—	—	*
Sell	British Pound	Bank of New York Mellon (The)	2,000	3-11-11	37	—
Sell	British Pound	Bank of New York Mellon (The)	1,000	3-18-11	5	—
Sell	Canadian Dollar	Bank of New York Mellon (The)	4,100	1-14-11	—	160
Sell	Canadian Dollar	Toronto-Dominion Bank (The)	3,140	2-4-11	—	103
Sell	Canadian Dollar	State Street Global Markets	1,700	3-4-11	—	27
Sell	Canadian Dollar	Bank of New York Mellon (The)	3,000	3-11-11	—	45
Sell	Canadian Dollar	Bank of New York Mellon (The)	3,135	3-18-11	—	30
Sell	Euro	Toronto-Dominion Bank (The)	122	1-28-11	5	—
Sell	Euro	Canadian Imperial Bank of Commerce	260	3-4-11	6	—
Sell	Euro	Canadian Imperial Bank of Commerce	22	3-4-11	—	1
Sell	Japanese Yen	Bank of New York Mellon (The)	86,000	1-26-11	—	26
Sell	Japanese Yen	Bank of New York Mellon (The)	96,000	3-9-11	—	23

					$303	$538

*	Not shown due to rounding.

(A)	Listed on an exchange outside the United States.

(B)	No dividends were paid during the preceding 12 months.

(C)	Securities were purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2010, the total value of these securities amounted to $353 or 0.1% of net assets.

(D)	Restricted securities. At December 31, 2010, the Portfolio owned the following restricted securities:

Security	Acquisition Date(s)	Shares	Cost	Market Value
Buried Hill Energy (Cyprus) Public Company Limited	5-1-07 to 4-17-08	70	$118	$140
Konarka Technologies, Inc., 8.0% Cumulative	8-31-07	68	211	244

			$329	$384

The total value of these securities represented 0.2% of net assets at December 31, 2010.

(E)	Securities serve as collateral for the following open futures contracts at December 31, 2010:

Description	Type	Expiration Date	Number of Contracts		Market Value	Unrealized Depreciation
S&P 500 E-mini	Short	3-18-11	—	*	$(9,398)	$(77)
S&P/Toronto Stock Exchange 60 Index	Short	3-18-11	—	*	(8,486)	(115)

					$(17,884)	$(192)

(F)	Principal amounts are denominated in the indicated foreign currency, where applicable (BRL — Brazilian Real).

(G)	Variable rate security. Interest rate disclosed is that which is in effect at December 31, 2010.

(H)	Rate shown is the yield to maturity at December 31, 2010.

(I)	Variable rate security. Interest rate disclosed is that which is in effect at December 31, 2010. Date shown represents the date the variable rate resets.

2010	ANNUAL REPORT	71

SCHEDULE OF INVESTMENTS

Global Natural Resources (in thousands)	DECEMBER 31, 2010

The following acronyms are used throughout this schedule:

ADR = American Depositary Receipts

GDR = Global Depositary Receipts

Market Sector Diversification
(as a % of net assets)
Energy	44.6%
Materials	32.4%
Industrials	3.4%
Information Technology	3.3%
Utilities	2.2%
Consumer Staples	0.7%
Other+	13.4%

+Includes options, cash and cash equivalents and other assets and liabilities

See Accompanying Notes to Financial Statements.

72	ANNUAL REPORT	2010

MANAGEMENT DISCUSSION

Growth	(UNAUDITED)

Daniel P. Becker	Philip J. Sanders	Below, Daniel P. Becker, CFA, and Philip J. Sanders, CFA, portfolio managers of Ivy Funds VIP Growth, discuss positioning, performance and results for the fiscal year ended December 31, 2010. Mr. Becker has managed the Portfolio for four years and has 22 years of industry experience. Mr. Sanders has managed the Portfolio for 12 years and has 22 years of industry experience.

Fiscal Year Performance

For the 12 Months Ended December 31, 2010
Ivy Funds VIP Growth	12.58%
Benchmark(s) and/or Lipper Category
Russell 1000 Growth Index	16.71%
(generally reflects the performance of securities that represent the large-cap growth market)
Lipper Variable Annuity Large-Cap Growth Funds Universe Average	15.61%
(generally reflects the performance of the universe of funds with similar investment objectives)

Please note that Portfolio returns include applicable fees and expenses while index returns do not include any such fees. Also, the Portfolio’s performance data does not take into account any product expenses or charges associated with owning a variable life or annuity policy, which is invested in Ivy Funds Variable Insurance Portfolios.

Regulatory reform restrained some holdings, lower-quality equities prevailed

The Portfolio posted a solid return for the fiscal year 2010, but did not manage to keep pace with the Russell 1000 Growth benchmark or its Lipper peer group. There were several contributing factors to the Portfolio’s relative underperformance for the year. First, in hindsight, it is clear we underestimated the negative impact from regulatory reform on the financial and healthcare sectors. This resulted in disappointing performance from several key holdings such as Visa Inc., JP Morgan Chase & Co. and Gilead Sciences, Inc. (Gilead Sciences has been eliminated from the Portfolio). Performance also was hampered by the Portfolio’s overweighting in the technology sector, especially our emphasis on some of the larger companies in the sector rather than smaller-capitalization issues. Furthermore, lower quality, higher-beta and smaller-cap stocks once again led the market while higher- quality companies lagged — an environment not generally conducive to our style of investing.

For much of the year, global macro concerns (fears of a “double dip” recession, European sovereign debt issues, China’s slowdown, etc.) dominated the headlines and often overwhelmed individual company fundamentals. This macro-driven market resulted in unusually high levels of stock correlations, making it a difficult relative performance year for many active managers. This intense macro focus did subside somewhat in the second half of the year as U.S. corporations continued to report strong profit growth and confidence grew in the sustainability of the global economic recovery. Amid all of the uncertainty, the Federal Reserve maintained a very aggressive monetary policy highlighted by the implementation of a second round of quantitative easing (QEII), whereby the Fed announced its intention to purchase about $600 billion in Treasury securities in the open market over an eight-month period. The Fed’s easy monetary stance resulted in a liquidity-driven market and, in our view, was a key factor in the strong performance of smaller, lower-quality stocks.

Consistent approach and a focus on quality

Our investment strategy has remained consistent over time and continues to focus on identifying structurally advantaged companies that we think have the potential to generate superior levels of profitability and growth over the long term. While our higher quality focus did not particularly benefit Portfolio performance this year, we remain steadfast in our conviction regarding the merits of our investment philosophy and process. In our view, this approach has stood the test of time and will continue to serve the Portfolio’s investors in the future.

The technology and consumer discretionary sector were the key sectors of emphasis during the year. We found the technology sector appealing due to its relatively attractive valuation, strong global presence and exposure to several powerful secular growth trends (virtualization, productivity improvement, e-commerce, wireless mobility). We also were attracted to certain consumer discretionary companies, such as Wynn Resorts Limited and Starwood Hotels & Resorts Worldwide, Inc., that appear well positioned to leverage their global brand strength in faster growing international markets. We remained underweighted in consumer staples due to generally uninspiring growth prospects and continued to de-emphasize the healthcare sector due to competitive issues and regulatory headwinds, which we believe will result in ongoing profit pressures.

Brighter days ahead

We are fairly optimistic on the equity markets for 2011. The U.S. economy is entering the year on firmer footing as corporate profits remain healthy and there are increasingly encouraging signs on the employment front. Corporate capital expenditures and high end consumer spending have strengthened, reflecting growing confidence in the sustainability of the economic expansion. Sentiment should also be aided by a more balanced and predictable regulatory environment emanating out of

2010	ANNUAL REPORT	73

Washington as a result of the midterm elections. We expect steady, but not robust, economic growth as several important headwinds remain; namely, European sovereign debt worries, commodity cost pressures, emerging market inflation concerns, and persistent weakness in the housing market. With profit margins approaching peak levels, we believe revenue growth will become an increasingly important driver to earnings growth. As earnings growth slows and monetary policy begins to normalize, we expect high-quality, large-cap growth strategies such as ours will benefit.

As with any mutual fund, the value of the Portfolio’s shares will change, and you could lose money on your investment. These and other risks are more fully described in the Portfolio’s prospectus.

The opinions expressed in this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. The managers’ views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

The index (indexes) noted are unmanaged and include reinvested dividends. One cannot invest directly in an index, nor is an index representative of Ivy Funds VIP Growth.

74	ANNUAL REPORT	2010

PORTFOLIO HIGHLIGHTS

Growth	ALL DATA IS AS OF DECEMBER 31, 2010 (UNAUDITED)

Asset Allocation

Stocks	99.3%
Information Technology	36.3%
Consumer Discretionary	22.9%
Industrials	11.6%
Energy	8.9%
Financials	6.8%
Health Care	5.4%
Consumer Staples	4.7%
Materials	2.7%
Cash and Cash Equivalents	0.7%

Top 10 Equity Holdings

Company	Sector
Apple Inc.	Information Technology
Google Inc., Class A	Information Technology
Schlumberger Limited	Energy
NetApp, Inc.	Information Technology
Cognizant Technology Solutions Corporation, Class A	Information Technology
Allergan, Inc.	Health Care
Emerson Electric Co.	Industrials
Oracle Corporation	Information Technology
T. Rowe Price Group, Inc.	Financials
Wynn Resorts, Limited	Consumer Discretionary

See your advisor for more information on the Portfolio’s most recently published Top 10 Equity Holdings

2010	ANNUAL REPORT	75

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT

Growth	(UNAUDITED)

(1)	The value of the investment in the Portfolio is impacted by the ongoing expenses of the Portfolio and assumes reinvestment of dividends and distributions.

Average Annual Total Return(2)
1-year period ended 12-31-10	12.58%
5-year period ended 12-31-10	3.80%
10-year period ended 12-31-10	1.39%

(2)	Data quoted is past performance and current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please call 1.888.WADDELL for the Portfolio’s most recent month-end performance. Performance data quoted does not reflect any expenses or charges associated with owning a variable life insurance policy or variable annuity contract that invests in the Portfolio’s shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower.

Past performance is not necessarily indicative of future performance. Indexes are unmanaged.

76	ANNUAL REPORT	2010

SCHEDULE OF INVESTMENTS

Growth (in thousands)	DECEMBER 31, 2010

COMMON STOCKS	Shares	Value

Aerospace & Defense – 4.5%
Boeing Company (The)	248	$16,198
Precision Castparts Corp.	179	24,975

		41,173

Air Freight & Logistics – 1.5%
Expeditors International of Washington, Inc.	170	9,266
FedEx Corporation	50	4,613

		13,879

Application Software – 2.3%
salesforce.com, inc. (A)	160	21,160

Asset Management & Custody Banks – 3.0%
T. Rowe Price Group, Inc.	424	27,390

Auto Parts & Equipment – 1.2%
BorgWarner Inc. (A)	88	6,375
Gentex Corporation	153	4,511

		10,886

Automotive Retail – 2.0%
AutoZone, Inc. (A)	42	11,557
O’Reilly Automotive, Inc. (A)	113	6,834

		18,391

Broadcasting – 0.5%
Discovery Holding Company, Class A (A)	110	4,570

Casinos & Gaming – 4.7%
Las Vegas Sands, Inc. (A)	347	15,963
Wynn Resorts, Limited	264	27,383

		43,346

Communications Equipment – 4.0%
Juniper Networks, Inc. (A)	322	11,873
QUALCOMM Incorporated	507	25,085

		36,958

Computer Hardware – 7.6%
Apple Inc. (A)	192	61,803
Hewlett-Packard Company	162	6,838

		68,641

Computer Storage & Peripherals – 3.8%
NetApp, Inc. (A)	637	34,994

Consumer Finance – 1.5%
American Express Company	321	13,782

Data Processing & Outsourced Services – 0.5%
Visa Inc., Class A	65	4,582

COMMON STOCKS (Continued)	Shares	Value

Electrical Components & Equipment – 3.3%
Emerson Electric Co.	536	$30,649

Environmental & Facilities Services – 0.7%
Stericycle, Inc. (A)	79	6,376

Fertilizers & Agricultural Chemicals – 0.2%
Monsanto Company	30	2,117

Footwear – 1.5%
NIKE, Inc., Class B	158	13,496

General Merchandise Stores – 1.4%
Target Corporation	207	12,459

Health Care Equipment – 0.4%
Intuitive Surgical, Inc. (A)	16	4,047

Hotels, Resorts & Cruise Lines – 4.4%
Carnival Corporation	298	13,732
Starwood Hotels & Resorts Worldwide, Inc.	438	26,649

		40,381

Household Products – 0.5%
Colgate-Palmolive Company	55	4,412

Industrial Gases – 1.8%
Praxair, Inc.	166	15,886

Industrial Machinery – 1.6%
Danaher Corporation	302	14,259

Internet Retail – 2.0%
Amazon.com, Inc. (A)	101	18,180

Internet Software & Services – 5.0%
Google Inc., Class A (A)	76	45,415

Investment Banking & Brokerage – 1.0%
Goldman Sachs Group, Inc. (The)	56	9,383

IT Consulting & Other Services – 3.7%
Cognizant Technology Solutions Corporation, Class A (A)	466	34,153

Life Sciences Tools & Services – 1.0%
Thermo Fisher Scientific Inc. (A)	159	8,819

Movies & Entertainment – 1.5%
Walt Disney Company (The)	372	13,961

2010	ANNUAL REPORT	77

SCHEDULE OF INVESTMENTS

Growth (in thousands)	DECEMBER 31, 2010

COMMON STOCKS (Continued)	Shares	Value

Oil & Gas Equipment & Services – 8.9%
Halliburton Company	370	$15,119

National Oilwell Varco, Inc.	363	24,425
Schlumberger Limited	500	41,754

		81,298

Other Diversified Financial Services – 1.3%
JPMorgan Chase & Co.	271	11,514

Personal Products – 1.8%
Estee Lauder Companies Inc. (The), Class A	200	16,116

Pharmaceuticals – 4.0%
Allergan, Inc.	469	32,171
Teva Pharmaceutical Industries Limited, ADR	94	4,885

		37,056

Restaurants – 3.7%
Starbucks Corporation	713	22,912
YUM! Brands, Inc.	226	11,100

		34,012

Semiconductor Equipment – 1.5%
Lam Research Corporation (A)	264	13,685

Semiconductors – 2.8%
Broadcom Corporation, Class A	147	6,402
Microchip Technology Incorporated	574	19,619

		26,021

Soft Drinks – 2.4%
Coca-Cola Company (The)	141	9,254
PepsiCo, Inc.	211	13,765

		23,019

Specialty Chemicals – 0.7%
Ecolab Inc.	136	6,862

Systems Software – 5.1%
Oracle Corporation	974	30,483
VMware, Inc., Class A (A)	187	16,591

		47,074

TOTAL COMMON STOCKS – 99.3%		$910,402
(Cost: $721,740)

SHORT-TERM SECURITIES – 0.3%	Principal	Value
Master Note
Toyota Motor Credit Corporation, 0.154%, 1-3-11 (B)	$2,738	$2,738

(Cost: $2,738)

TOTAL INVESTMENT SECURITIES – 99.6%		$913,140
(Cost: $724,478)

CASH AND OTHER ASSETS, NET OF LIABILITIES – 0.4%		3,899

NET ASSETS – 100.0%		$917,039

Notes to Schedule of Investments

(A)	No dividends were paid during the preceding 12 months.

(B)	Variable rate security. Interest rate disclosed is that which is in effect at December 31, 2010. Date shown represents the date that the variable rate resets.

The following acronym is used throughout this schedule:

ADR = American Depositary Receipts

See Accompanying Notes to Financial Statements.

78	ANNUAL REPORT	2010

MANAGEMENT DISCUSSION

High Income	(UNAUDITED)

William M. Nelson	Below, William M. Nelson, portfolio manager of Ivy Funds VIP High Income, discusses positioning, performance and results for the fiscal year ended December 31, 2010. He has managed the Portfolio for 12 years and has 22 years of industry experience.

Fiscal Year Performance

For the 12 Months Ended December 31, 2010
Ivy Funds VIP High Income	14.86%
Benchmark(s) and/or Lipper Category
Citigroup High Yield Market Index	14.32%
(generally reflects the performance of securities representing the high-yield sector of the stock market)
Lipper Variable Annuity High Current Yield Funds Universe Average	13.50%
(generally reflects the performance of the universe of funds with similar investment objectives)

Please note that Portfolio returns include applicable fees and expenses while index returns do not include any such fees. Also, the Portfolio’s performance data does not take into account any product expenses or charges associated with owning a variable life or annuity policy, which is invested in Ivy Funds Variable Insurance Portfolios.

Driving relative outperformance

The Portfolio outperformed its benchmark during the year ended December 31, 2010. Two strategies that are part of our multi-pronged approach worked to the Portfolio’s advantage. These strategies centered on investing in both strong BB upgrade candidates towards investment-grade instruments and lower-quality issues that would benefit from an improving economy.

The search for yield

The market environment during the period was characterized by a search for yield, which caused companies that otherwise would seek bankruptcy protection to survive and limp along. Technicals drove the market more than fundamentals. Those in the most need of financing rallied the most. Against this backdrop, the Portfolio emphasized individual issuers and those situations that would provide the Portfolio with the best risk/reward characteristics. The overriding theme is focusing on companies with sustainable business models that will benefit in a rebound in the economy. Going forward, the focus on individual issuers will in our view be more important, as the huge rally in spreads has already occurred.

Maintaining a steady focus

Our view at this juncture is “as the economy goes, so goes high yield.” Over the past two years, we have seen considerable spread tightening. It appears to be more technically driven than fundamentally driven; the search for yield by many investors has brought yield levels on high yield to lows not seen in quite some time. An environment in which Treasury yields are as low as they currently are is an ideal one for the Portfolio. Should fundamentals erode in the financial markets, readjustment of yields and spreads may occur.

As with any mutual fund, the value of the Portfolio’s shares will change, and you could lose money on your investment.

Fixed-income securities are subject to interest rate risk and, as such, the Portfolio’s net asset value may fall as interest rates rise. Investing in high income securities may carry a greater risk of non-payment of interest or principal than higher-rated bonds. These and other risks are more fully described in the Portfolio’s prospectus.

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager’s views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

The index (indexes) noted are unmanaged and include reinvested dividends. One cannot invest directly in an index, nor is an index representative of Ivy Funds VIP High Income.

2010	ANNUAL REPORT	79

PORTFOLIO HIGHLIGHTS

High Income	ALL DATA IS AS OF DECEMBER 31, 2010 (UNAUDITED)

Asset Allocation

Bonds	94.8%
Corporate Debt Securities	84.5%
Senior Loans	10.3%
Cash and Cash Equivalents and Equities	5.2%

Quality Weightings

Investment Grade	3.2%
BBB	3.2%
Non-Investment Grade	91.6%
BB	15.7%
B	54.9%
CCC	20.5%
Below CCC	0.3%
Non-rated	0.2%
Cash and Cash Equivalents and Equities	5.2%

Our preference is to always use ratings obtained from Standard & Poor’s. For securities not rated by Standard & Poor’s, ratings are obtained from Moody’s.

80	ANNUAL REPORT	2010

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT

High Income	(UNAUDITED)

(1)	The value of the investment in the Portfolio is impacted by the ongoing expenses of the Portfolio and assumes reinvestment of dividends and distributions.

Average Annual Total Return(2)
1-year period ended 12-31-10	14.86%
5-year period ended 12-31-10	8.53%
10-year period ended 12-31-10	8.07%

(2)	Data quoted is past performance and current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please call 1.888.WADDELL for the Portfolio’s most recent month-end performance. Performance data quoted does not reflect any expenses or charges associated with owning a variable life insurance policy or variable annuity contract that invests in the Portfolio’s shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower.

Past performance is not necessarily indicative of future performance. Indexes are unmanaged.

2010	ANNUAL REPORT	81

SCHEDULE OF INVESTMENTS

High Income (in thousands)	DECEMBER 31, 2010

COMMON STOCKS	Shares	Value

Casinos & Gaming – 0.1%
Pinnacle Entertainment, Inc. (A)	13	$175

Food Distributors – 0.1%
Dole Food Company, Inc. (A)	18	239

Railroads – 0.2%
Kansas City Southern (A)	15	718

Thrifts & Mortgage Finance – 0.3%
PMI Group, Inc. (The) (A)	187	617

TOTAL COMMON STOCKS – 0.7%		$1,749
(Cost: $2,297)

PREFERRED STOCKS – 0.2%
Trucking
Swift Services Holdings, Inc., 6.0% Cumulative (A)	45	$540

(Cost: $495)

WARRANTS – 0.1%
Agricultural Products
ASG Consolidated LLC	1	$150

(Cost: $72)

CORPORATE DEBT SECURITIES	Principal
Agricultural Products – 1.2%
American Seafoods Group LLC, 10.750%, 5–15–16 (B)	$1,475	1,571
ASG Consolidated LLC, 15.000%, 5–15–17 (B)	1,294	1,242

		2,813

Airlines – 0.2%
Global Aviation Holdings Inc., 14.000%, 8–15–13	500	540

Alternative Carriers – 0.9%
Level 3 Financing, Inc.:
9.250%, 11–1–14	150	149
10.000%, 2–1–18	700	672
PAETEC Escrow Corporation, 9.875%, 12–1–18 (B)	710	729
PAETEC Holding Corp., 9.500%, 7–15–15	570	590

		2,140

Apparel Retail – 0.4%
Giraffe Acquisition Corporation, 9.125%, 12–1–18 (B)	878	915

Apparel, Accessories & Luxury Goods – 0.5%
Norcraft Companies, L.P. and Norcraft Finance Corp., 10.500%, 12–15–15	590	627
Oxford Industries, Inc., 11.375%, 7–15–15	550	617

		1,244

CORPORATE DEBT SECURITIES (Continued)	Principal	Value

Auto Parts & Equipment – 3.4%
Affinia Group Inc.:
9.000%, 11–30–14 (B)	$290	$298
10.750%, 8–15–16 (B)	1,656	1,838
Allison Transmission, 11.000%, 11–1–15 (B)	500	545
Icahn Enterprises L.P., 8.000%, 1–15–18	1,050	1,050
Icahn Enterprises L.P. and Icahn Enterprises Finance Corp.:
7.750%, 1–15–16 (B)	980	975
8.000%, 1–15–18 (B)	1,600	1,592
J.B. Poindexter & Co., Inc.,
8.750%, 3–15–14	1,938	1,943

		8,241

Automotive Retail – 2.3%
Asbury Automotive Group, Inc.:
7.625%, 3–15–17	225	227
8.375%, 11–15–20 (B)	1,170	1,208
Sonic Automotive, Inc.,
9.000%, 3–15–18	2,780	2,926
United Auto Group, Inc.,
7.750%, 12–15–16	1,250	1,275

		5,636

Broadcasting – 1.4%
dcp LLC,
10.750%, 8–15–15 (B)	490	484
Gray Television, Inc.,
10.500%, 6–29–15	460	463
SIRIUS XM Radio Inc.,
8.750%, 4–1–15 (B)	2,265	2,452

		3,399

Building Products – 1.4%
Associated Materials, LLC,
9.125%, 11–1–17 (B)	1,460	1,525
Norcraft Companies, L.P. and Norcraft Finance Corp.,
9.750%, 9–1–12	728	733
Ply Gem Industries, Inc.,
11.750%, 6–15–13	1,040	1,113

		3,371

Cable & Satellite – 1.1%
DISH DBS Corporation, 7.875%, 9–1–19	1,090	1,139
EchoStar DBS Corporation, 7.750%, 5–31–15	1,500	1,594

		2,733

Casinos & Gaming – 2.5%
Inn of the Mountain Gods Resort and Casino, 12.000%, 11–15–10 (C)	1,750	912
Marina District Finance Company, Inc.:
9.500%, 10–15–15 (B)	160	157
9.875%, 8–15–18 (B)	160	158

82	ANNUAL REPORT	2010

SCHEDULE OF INVESTMENTS

High Income (in thousands)	DECEMBER 31, 2010

CORPORATE DEBT SECURITIES (Continued)	Principal	Value

Casinos & Gaming (Continued)
MGM MIRAGE:
10.375%, 5-15-14	$325	$365
7.625%, 1-15-17	400	374
11.125%, 11-15-17	650	748
11.375%, 3-1-18	600	651
9.000%, 3-15-20 (B)	400	440
MGM Resorts International, 10.000%, 11-1-16 (B)	560	575
Peninsula Gaming, LLC:
8.375%, 8-15-15	550	578
10.750%, 8-15-17	400	431
Pinnacle Entertainment, Inc.:
8.625%, 8-1-17	525	572
8.750%, 5-15-20	80	83

		6,044

Catalog Retail – 0.8%
QVC, Inc.,
7.500%, 10-1-19 (B)	1,750	1,842

Commodity Chemicals – 0.1%
TPC Group Inc.,
8.250%, 10-1-17 (B)	185	194

Communications Equipment – 0.6%
Brightstar Corporation, 9.500%, 12-1-16 (B)	1,440	1,465

Computer Storage & Peripherals – 0.2%
Hutchinson Technology Incorporated, Convertible, 3.250%, 1-15-26	750	537

Construction & Farm Machinery & Heavy Trucks – 1.5%
ArvinMeritor, Inc.,
10.625%, 3-15-18	300	338
Greenbrier Companies, Inc. (The),
8.375%, 5-15-15	2,170	2,197
Terex Corporation,
10.875%, 6-1-16	1,000	1,161

		3,696

Construction Materials – 3.1%
CEMEX Finance LLC,
9.500%, 12-14-16 (B)	1,050	1,083
Headwaters Incorporated,
11.375%, 11-1-14 (B)	2,315	2,532
Headwaters Incorporated, Convertible:
2.500%, 2-1-14	375	321
14.750%, 2-1-14 (B)	2,396	2,695
Hillman Group, Inc. (The),
10.875%, 6-1-18	1,005	1,103

		7,734

CORPORATE DEBT SECURITIES (Continued)	Principal	Value

Consumer Finance –1.4%
American General Finance Corporation,
6.900%, 12-15-17	$500	$404
Bankrate Inc.,
11.750%, 7-15-15 (B)	2,025	2,248
Credit Acceptance Corporation,
9.125%, 2-1-17 (B)	640	672
TMX Finance LLC and TitleMax Finance Corp,
13.250%, 7-15-15 (B)	188	207

		3,531

Consumer Products – 0.6%
Prestige Brands, Inc.:
8.250%, 4-1-18	1,000	1,035
8.250%, 4-1-18 (B)	432	447

		1,482

Diversified Chemicals – 0.6%
Ineos Group Holdings plc:
7.875%, 2-15-16 (D)	EUR438	524
8.500%, 2-15-16 (B)	$648	617
Vertellus Specialties Inc.,
9.375%, 10-1-15 (B)	370	392

		1,533

Diversified Metals & Mining – 0.6%
FMG Resources Pty Ltd.:
7.000%, 11-1-15 (B)	925	948
6.375%, 2-1-16 (B)	300	300
6.875%, 2-1-18 (B)	300	299

		1,547

Diversified Support Services – 0.8%
KAR Holdings, Inc.:
8.750%, 5-1-14	749	778
10.000%, 5-1-15	478	507
SITEL, LLC and SITEL Finance Corp.,
11.500%, 4-1-18 (B)	790	652

		1,937

Drug Retail – 0.1%
Rite Aid Corporation,
9.750%, 6-12-16	150	165

Education Services – 3.2%
Laureate Education, Inc.:
10.000%, 8-15-15 (B)	1,750	1,816
11.000%, 8-15-15 (B)(E)	4,183	4,312
11.750%, 8-15-17 (B)	1,525	1,647

		7,775

Electrical Components & Equipment – 2.1%
International Wire Group, Inc.,
9.750%, 4-15-15 (B)	800	836
NXP B.V. and NXP Funding LLC,
9.500%, 10-15-15	3,620	3,874
Polypore International, Inc.,
7.500%, 11-15-17 (B)	284	290

		5,000

2010	ANNUAL REPORT	83

SCHEDULE OF INVESTMENTS

High Income (in thousands)	DECEMBER 31, 2010

CORPORATE DEBT SECURITIES (Continued)	Principal	Value

Electronic Equipment & Instruments – 0.9%
CDW LLC and CDW Finance Corporation:
11.000%, 10-12-15	$1,120	$1,162
11.500%, 10-12-15	350	362
8.000%, 12-15-18 (B)	700	714

		2,238

Electronic Manufacturing Services – 2.2%
Jabil Circuit, Inc.:
7.750%, 7-15-16	1,520	1,706
8.250%, 3-15-18	1,885	2,135
5.625%, 12-15-20	288	283
KEMET Corporation,
10.500%, 5-1-18 (B)	1,040	1,118

		5,242

Environmental & Facilities Services – 0.1%
Liberty Tire Recycling Holdco, LLC and Liberty Tire Recycling Finance, Inc.,
11.000%, 10-1-16 (B)	146	157

Food Distributors – 1.4%
Dole Food Company, Inc.,
13.875%, 3-15-14	1,092	1,335
Viskase Companies, Inc.:
9.875%, 1-15-18 (B)	1,800	1,876
9.875%, 1-15-18 (B)	300	313

		3,524

Forest Products – 1.5%
Ainsworth Lumber Co. Ltd.,
11.000%, 7-29-15 (B)(E)	3,782	3,553

Gas Utilities – 0.5%
Ferrellgas, L.P. and Ferrellgas Finance Corp.,
9.125%, 10-1-17	1,000	1,100

Health Care Equipment – 0.2%
DJO Finance LLC and DJO Finance Corporation,
9.750%, 10-15-17 (B)	420	433

Health Care Facilities – 3.1%
HCA Holdings, Inc.,
7.750%, 5–15–21 (B)	355	355
HCA Inc.:
9.625%, 11–15–16	1	1
9.875%, 2–15–17	300	330
8.500%, 4–15–19	750	821
7.875%, 2–15–20	500	535
7.250%, 9–15–20	300	314
HealthSouth Corporation,
8.125%, 2–15–20	1,925	2,068
Radiation Therapy Services, Inc.,
9.875%, 4–15–17 (B)	1,120	1,117
United Surgical Partners International, Inc.,
8.875%, 5–1–17	2,000	2,060

		7,601

CORPORATE DEBT SECURITIES (Continued)	Principal	Value

Health Care Services – 1.0%
Air Medical Group Holdings Inc.,
9.250%, 11–1–18 (B)	$1,620	$1,701
OnCure Holdings, Inc.,
11.750%, 5–15–17 (B)	660	624

		2,325

Health Care Technology – 0.9%
MedAssets, Inc.,
8.000%, 11–15–18 (B)	2,248	2,259

Home Furnishings – 0.1%
Simmons Bedding Company,
11.250%, 7–15–15 (B)	300	324

Hotels, Resorts & Cruise Lines – 1.0%
Gaylord Entertainment Company,
6.750%, 11–15–14	2,400	2,364

Household Products – 1.7%
Diversey Holdings, Inc.,
10.500%, 5–15–20	787	906
Reynolds Group Holdings Limited:
7.125%, 4–15–19 (B)	950	967
9.000%, 4–15–19 (B)	1,880	1,948
Viking Acquisition Inc.,
9.250%, 11–1–18 (B)	490	486

		4,307

Independent Power Producers & Energy Traders – 1.4%
AES Corporation (The),
9.750%, 4–15–16	1,680	1,877
Calpine Corporation:
7.875%, 7-31-20 (B)	700	709
7.500%, 2-15-21 (B)	876	863

		3,449

Industrial Conglomerates – 0.6%
Pinafore, LLC and Pinafore, Inc.,
9.000%, 10-1-18 (B)	1,425	1,539

Industrial Machinery –1.5%
CPM Holdings, Inc.,
10.625%, 9-1-14 (B)	1,250	1,338
RBS Global, Inc. and Rexnord LLC,
11.750%, 8-1-16	2,215	2,375

		3,713

Integrated Telecommunication Services – 2.7%
Qwest Communications International Inc.:
8.000%, 10-1-15	800	860
7.125%, 4-1-18 (B)	1,050	1,087
West Corporation,
11.000%, 10-15-16	4,090	4,438

		6,385

84	ANNUAL REPORT	2010

SCHEDULE OF INVESTMENTS

High Income (in thousands)	DECEMBER 31, 2010

CORPORATE DEBT SECURITIES (Continued)	Principal	Value

Internet Software & Services – 2.2%
Clearwire Communications and Clearwire Finance, Inc.,
12.000%, 12-1-17 (B)	$178	$184
Clearwire Communications LLC:
12.000%, 12-1-15 (B)	1,060	1,145
12.000%, 12-1-15 (B)	1,041	1,122
Terremark Worldwide, Inc.,
12.000%, 6-15-17	2,521	2,886

		5,337

IT Consulting & Other Services – 0.5%
Telvent GIT, S.A., Convertible,
5.500%, 4-15-15 (B)	1,039	1,129

Leisure Facilities – 0.6%
Speedway Motorsports, Inc.,
8.750%, 6-1-16	1,350	1,455

Life & Health Insurance – 0.8%
CNO Financial Group, Inc.,
9.000%, 1-15-18 (B)	1,756	1,826

Life Sciences Tools & Services – 0.2%
PharmaNet Development Group Inc.,
10.875%, 4-15-17 (B)	440	458

Metal & Glass Containers – 0.5%
Plastipak Holdings, Inc.:
8.500%, 12-15-15 (B)	130	134
10.625%, 8-15-19 (B)	880	989

		1,123

Movies & Entertainment – 1.6%
AMC Entertainment Holdings, Inc.,
9.750%, 12-1-20 (B)	2,190	2,277
AMC Entertainment Inc.,
8.000%, 3-1-14	510	515
Cinemark USA, Inc.,
8.625%, 6-15-19	1,000	1,083

		3,875

Multi-Line Insurance – 0.3%
American International Group, Inc.,
8.175%, 5-15-58	700	745

Office Electronics – 1.9%
Xerox Capital Trust I,
8.000%, 2-1-27	4,500	4,579

Oil & Gas Drilling – 2.1%
RDS Ultra-Deepwater Ltd,
11.875%, 3-15-17 (B)	1,560	1,626
Vantage Drilling Company,
11.500%, 8-1-15 (B)	3,090	3,353

		4,979

CORPORATE DEBT SECURITIES (Continued)	Principal	Value

Oil & Gas Equipment & Services – 1.6%
Geokinetics Holdings USA, Inc.,
9.750%, 12-15-14	$1,715	$1,646
Global Geophysical Services, Inc.,
10.500%, 5-1-17	1,790	1,782
Thermon Industries, Inc.,
9.500%, 5-1-17 (B)	480	511

		3,939

Oil & Gas Exploration & Production – 3.4%
Anadarko Petroleum Corporation:
5.950%, 9-15-16	1,050	1,128
6.375%, 9-15-17	375	408
Chesapeake Energy Corporation:
9.500%, 2-15-15	2,555	2,881
6.875%, 8-15-18	560	568
6.625%, 8-15-20	560	552
McMoRan Exploration Co.,
11.875%, 11-15-14	1,250	1,381
Petrohawk Energy Corporation,
10.500%, 8-1-14	400	456
Quicksilver Resources Inc.:
11.750%, 1-1-16	600	699
7.125%, 4-1-16	400	383

		8,456

Oil & Gas Refining & Marketing – 0.3%
Western Refining, Inc.,
10.750%, 6-15-14 (B)(F)	693	738

Oil & Gas Storage & Transportation – 0.3%
Copano Energy, L.L.C.,
8.125%, 3-1-16	650	670

Other Diversified Financial Services – 0.7%
JPMorgan Chase & Co.,
7.900%, 4-29-49 (F)	1,500	1,594

Packaged Foods & Meats – 1.4%
Bumble Bee Foods, LLC,
9.000%, 12-15-17 (B)	2,708	2,816
Dean Foods Company,
9.750%, 12-15-18 (B)	495	499

		3,315

Paper Products – 0.6%
Appleton Papers Inc.,
10.500%, 6-15-15 (B)	720	713
PE Paper Escrow GmbH,
12.000%, 8-1-14 (B)	580	671

		1,384

Pharmaceuticals – 1.4%
ConvaTec Healthcare E S.A.,
10.500%, 12-15-18 (B)	420	426
Mylan Inc.:
7.625%, 7-15-17 (B)	570	606
7.875%, 7-15-20 (B)	320	345
Quintiles Transnational Holdings Inc,
9.500%, 12-30-14 (B)	1,960	2,009

		3,386

2010	ANNUAL REPORT	85

SCHEDULE OF INVESTMENTS

High Income (in thousands)	DECEMBER 31, 2010

CORPORATE DEBT SECURITIES (Continued)	Principal	Value

Property & Casualty Insurance – 0.7%
Fidelity National Information Services, Inc.:
7.625%, 7-15-17 (B)	$1,235	$1,300
7.875%, 7-15-20 (B)	420	444

		1,744

Publishing – 0.6%
Nielsen Finance LLC and Nielsen Finance Co.,
11.500%, 5-1-16	1,200	1,386

Railroads – 1.0%
Kansas City Southern de Mexico, S.A. de C.V.:
8.000%, 2-1-18	1,840	1,992
6.625%, 12-15-20 (B)	420	421

		2,413

Regional Banks – 1.1%
CIT Group, Inc.:
7.000%, 5-1-13	320	326
7.000%, 5-1-17	2,330	2,336

		2,662

Restaurants – 4.2%
CKE Restaurants, Inc.,
11.375%, 7-15-18	3,668	4,063
DineEquity, Inc.,
9.500%, 10-30-18 (B)	584	619
Dunkin Brands, Inc.,
9.625%, 12-1-18 (B)	984	994
NPC International, Inc.,
9.500%, 5-1-14	3,392	3,469
Wendy’s/Arby’s Restaurants, LLC,
10.000%, 7–15–16	1,262	1,369

		10,514

Security & Alarm Services – 0.6%
DynCorp International Inc.,
10.375%, 7–1–17 (B)	1,325	1,358

Specialized Finance – 0.3%
PHH Corporation,
9.250%, 3–1–16 (B)	700	739

Specialty Chemicals – 1.3%
Hexion U.S. Finance Corp. and Hexion Nova Scotia Finance, ULC,
9.000%, 11–15–20 (B)	562	594
Huntsman International LLC:
7.375%, 1–1–15	850	869
8.625%, 3–15–20	1,100	1,197
8.625%, 3–15–21 (B)	280	302
Momentive Performance Materials Inc.,
9.000%, 1–15–21 (B)	292	308

		3,270

CORPORATE DEBT SECURITIES (Continued)	Principal	Value

Steel – 1.0%
Ryerson Inc.,
12.000%, 11–1–15	$750	$786
Severstal Columbus LLC,
10.250%, 2–15–18 (B)	720	760
WireCo WorldGroup Inc.,
9.500%, 5–15–17 (B)	750	790

		2,336

Trucking – 0.4%
United Rentals (North America), Inc.,
8.375%, 9–15–20	980	997

Wireless Telecommunication Service – 1.1%
Cricket Communications, Inc.,
7.750%, 10–15–20 (B)	360	343
Digicel Group Limited:
8.250%, 9–1–17 (B)	284	291
10.500%, 4–15–18 (B)	928	1,021
MetroPCS Wireless, Inc.,
6.625%, 11–15–20	140	133
Sprint Nextel Corporation,
8.375%, 8–15–17	200	215
Wind Acquisition Finance S.A.,
11.750%, 7–15–17 (B)	685	772

		2,775

TOTAL CORPORATE DEBT SECURITIES – 84.5%		$205,209
(Cost: $195,626)

SENIOR LOANS
Alternative Carriers – 1.4%
U.S. Telepacific Corp.,
9.250%, 7–25–15 (F)	844	850
Vonage Holdings Corp.,
9.750%, 12–9–15 (F)	2,500	2,489

		3,339

Building Products – 2.4%
Goodman Global, Inc.,
9.000%, 10-6-17 (F)	5,600	5,763

Communications Equipment – 0.1%
Mitel Networks Corporation,
7.284%, 8–15–15 (F)	224	204

Diversified Support Services – 2.9%
Advantage Sales & Marketing, Inc.:
5.250%, 11–29–17 (F)	1,130	1,132
9.250%, 5–29–18 (F)	2,319	2,329
Applied Systems, Inc.,
9.250%, 5–17–17 (F)	215	215
N.E.W. Holdings I, LLC:
9.500%, 3–5–17 (F)	1,200	1,192
9.500%, 3–5–17 (F)	1,200	1,192
9.500%, 3–5–17 (F)	1,200	1,192

		7,252

86	ANNUAL REPORT	2010

SCHEDULE OF INVESTMENTS

High Income (in thousands)	DECEMBER 31, 2010

SENIOR LOANS (Continued)	Principal	Value

Environmental & Facilities Services – 0.4%
K2 Pure Solutions Nocal, L.P.,
10.000%, 7–20–15 (F)	$998	$978

Food Distributors – 0.5%
Chef’s Warehouse, LLC (The),
11.000%, 4–22–14 (F)	1,237	1,237

Hypermarkets & Super Centers – 0.5%
Roundy’s Supermarkets, Inc.,
10.000%, 4–5–16 (F)	1,120	1,135

Independent Power Producers & Energy Traders – 1.3%
Energy Future Competitive Holdings Company and Texas Competitive Electric Holdings Company, LLC:
3.764%, 10–10–14 (F)	986	762
3.764%, 10–10–14 (F)	493	381
Texas Competitive Electric Holdings Company, LLC:
3.764%, 10–10–14 (F)	1,827	1,407
3.764%, 10–10–14 (F)	912	705
3.764%, 10–10–14 (F)	29	22

		3,277

IT Consulting & Other Services – 0.1%
Vertafore, Inc.,
9.750%, 10–18–17 (F)	222	224

Specialty Stores – 0.7%
Walco International, Inc. (Animal Health),
12.250%, 11–10–15 (F)	1,607	1,607

TOTAL SENIOR LOANS – 10.3%		$25,016
(Cost: $25,024)

SHORT-TERM SECURITIES	Principal	Value
Commercial Paper (G) – 1.4%
PacifiCorp,
0.180%, 1–3–11	$824	$824
Sonoco Products Co.,
0.200%, 1–3–11	2,634	2,634

		3,458

Master Note – 1.1%
Toyota Motor Credit Corporation,
0.154%, 1–3–11 (H)	2,613	2,613

TOTAL SHORT-TERM SECURITIES – 2.5%		$6,071
(Cost: $6,071)

TOTAL INVESTMENT SECURITIES – 98.3%		$238,735
(Cost: $229,585)

CASH AND OTHER ASSETS, NET OF LIABILITIES – 1.7%		4,066

NET ASSETS – 100.0%		$242,801

2010	ANNUAL REPORT	87

SCHEDULE OF INVESTMENTS

High Income (in thousands)	DECEMBER 31, 2010

Notes to Schedule of Investments

The following forward foreign currency contracts were outstanding at December 31, 2010:

Type	Currency	Counterparty	Principal Amount of Contract (Denominated in Indicated Currency)	Settlement Date	Unrealized Appreciation		Unrealized Depreciation
Sell	Euro	Citibank, N.A.	16	2-15-11	$1		$—
Sell	Euro	Citibank, N.A.	16	8-15-11	1		—
Sell	Euro	Citibank, N.A.	15	2-15-12	1		—
Sell	Euro	Citibank, N.A.	16	8-15-12	1		—
Sell	Euro	Citibank, N.A.	16	2-15-13	—	*	—
Sell	Euro	Citibank, N.A.	16	8-15-13	—	*	—
Sell	Euro	Citibank, N.A.	16	2-14-14	—	*	—
Sell	Euro	Citibank, N.A.	15	8-15-14	—	*	—
Sell	Euro	Citibank, N.A.	15	2-13-15	—	*	—
Sell	Euro	Citibank, N.A.	16	8-14-15	—	*	—
Sell	Euro	Citibank, N.A.	488	2-12-16	4		—

					$8		$—

*Not shown due to rounding.

(A)	No dividends were paid during the preceding 12 months.

(B)	Securities were purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2010, the total value of these securities amounted to $100,312 or 41.3% of net assets.

(C)	Non-income producing as the issuer has either missed its most recent interest payment or declared bankruptcy.

(D)	Principal amount are denominated in the indicated foreign currency, where applicable (EUR—Euro).

(E)	Payment-in-kind bonds.

(F)	Variable rate security. Interest rate disclosed is that which is in effect at December 31, 2010.

(G)	Rate shown is the yield to maturity at December 31, 2010.

(H)	Variable rate security. Interest rate disclosed is that which is in effect at December 31, 2010. Date shown represents the date that the variable rate resets.

See Accompanying Notes to Financial Statements.

88	ANNUAL REPORT	2010

MANAGEMENT DISCUSSION

International Core Equity	(UNAUDITED)

Below, John C. Maxwell, CFA, portfolio manager of Ivy Funds VIP International Core Equity, discusses positioning, performance and results for the fiscal year ended December 31, 2010. Mr. Maxwell has managed the Portfolio since May 27, 2009. Mr. Maxwell has 18 years of industry experience.

John C. Maxwell

Fiscal Year Performance

For the 12 Months Ended December 31, 2010
Ivy Funds VIP International Core Equity	14.09%
Benchmark(s) and/or Lipper Category
MSCI EAFE Index	7.75%
(generally reflects the performance of securities in Europe, Australasia and the Far East)
MSCI AC World ex U.S.A. Index	11.15%
(generally reflects the performance of securities representing international stock markets)
Lipper Variable Annuity International Value Funds Universe Average	5.51%
(generally reflects the performance of the universe of funds with similar investment objectives)
Lipper Variable Annuity International Core Funds Universe Average	9.21%
(generally reflects the performance of the universe of funds with similar investment objectives)

Effective April 30, 2010, the name of the Portfolio was changed to Ivy Funds VIP International Core Equity from Ivy Funds VIP International Value. Effective April 2010, the Portfolio’s benchmark was changed from MSCI AC World ex U.S.A. Index to MSCI EAFE Index, which the management company believes provides a better benchmark in light of the types of securities in which the Portfolio invests. In addition, effective April 2010, Lipper changed the Portfolio’s Lipper category to Lipper Variable Annuity International Core Funds Universe Average. All benchmarks and indexes are shown in this report for comparison purposes.

Please note that Portfolio returns include applicable fees and expenses while index returns do not include any such fees. Also, the Portfolio’s performance data does not take into account any product expenses or charges associated with owning a variable life or annuity policy, which is invested in Ivy Funds Variable Insurance Portfolios.

Strong weightings, the right sectors and good stock selection

The Portfolio’s returns were generated by better-than-benchmark performance in information technology, telecom services and industrials, where the Portfolio also had greater exposure than the index. Additionally, the Portfolio benefited from being under-weight in the poor performing utilities and financials sectors. From a geographic standpoint, our weightings and stock performance in Australia, Canada and emerging markets drove returns. Being underweight southern Europe also contributed to the Portfolio’s better performance.

A volatile year, solid return

During the first half of the year a lot went wrong and by early May many markets were down double digits. The greatest drivers of the poor start were concerns over sovereign debt, with a particular focus on Greece and other countries on the European periphery. Additionally, the U.S. economic data started disappointing and China was tightening, and fears of a global double-dip recession were rampant. In early May, Europe came up with a rescue package for Greece, signaling they would defend the European monetary union. This marked the bottom of the market. Throughout the year, companies around the globe generally performed very well. Reported financial results in virtually every market were better than expected. This, coupled with low interest rates in most developed markets, kept stocks attractive relative to bonds, based on historic relationships. Through most of the year, in the bulk of international markets, the dividend yields on stocks were greater than the corresponding yields on the 10-year government bond. This is very rare. In large international markets such as France, Japan and Switzerland, the dividend yield remains solidly above the 10-year government bond yield today.

By September, U.S. economic data improved. This, coupled with the results of the U.S. mid-term election and further easing by the Federal Reserve, helped fuel markets around the world. It is not as though we exited the year with all good news, though. The European Union had to bail out Ireland at the end of the year and Portugal appears to be next. China continues to tighten to fend off inflation. And tensions are high on the Korean peninsula.

When I wrote to you last year I asked: “How will governments remove all the stimulus without damaging the recovery? Will the bloated government debt burdens lead to a crisis in credit?” I also noted that “removing the punch bowl (i.e. stimulus) without spoiling the party (recovery) will be a delicate process.” In virtually all developed markets in 2010 — particularly Japan and the United States — the punch bowl got bigger as the recovery proved too weak. The challenges before developed market governments appear even greater today than a year ago.

Allocation changes

Our themes through the year were: disproportionate growth of emerging markets consumers, particularly Asia; strong growth in infrastructure; and strong and believable dividend yield. In the

2010	ANNUAL REPORT	89

fourth quarter we added merger and acquisition as a theme on the expectation that increased corporate confidence and low borrowing rates would lead to a substantial pick-up in corporate activity.

Through the year our biggest changes were to add exposure to the metals and mining industry and emerging market telecom services stocks, and reduce exposure to utilities and consumer staples. While the Portfolio’s strong overweight in information technology remained, we sold technology service companies and bought technology product companies. From a geographic standpoint, we raised the Portfolio’s emerging markets exposure to 15 percent and sourced funds from developed markets, particularly Europe.

Risks are rising

As we enter 2011, we think the market will continue to go up but acknowledge that the risks are rising. We expect moderate growth in the developed counties with stronger growth in the developing markets. Looking at the major developed market blocks, Europe due to austerity measures and Japan due to a persistently stronger currency, are likely to grow more slowly than the United States, which we think could grow around 3 percent. Like last year, we feel that the risk in the United States is to the upside, because housing starts and automobile production remain at low levels and are important economic drivers. If U.S. credit and employment expand enough, we could get a virtuous cycle of growth. The emerging markets should continue their strong growth between five and 10 percent, depending on the country.

Despite our views on growth prospects, we are concerned about inflation in the emerging world and possibly later in developed countries. And, we think our economic view is consensus, thus most investors are relatively bullish. Inflation is a real risk in the emerging markets. If it rises too much, some emerging countries could face social unrest. If it remains uncontrolled and spreads into the developed world, we will have some large issues and a number of investment ramifications. We are watching inflation diligently. Along with inflation, we believe that developed market sovereign debt issues and the U.S. economic recovery are the key risks to the market in the near term.

Despite the risks, absolute valuations on equities are inexpensive compared to the last 30 years, and valuations relative to other liquid assets — basically fixed income instruments — are very compelling. From a positioning standpoint, the Portfolio is basically overweight emerging and underweight developed market domestic demand. It has 15 percent of investments directly in reasonably priced emerging-market equities. It has a strong weighting in developed market multinationals that benefit from economic growth in the emerging markets but keeps a slightly below-market weighting in stable/defensive stocks.

For the long term, we continue to believe that the emerging populations in countries such as China, India, Russia and Brazil will continue to try to create a standard of living closer to ours. To accomplish this, they will require vast amounts of infrastructure and increasingly productive economies. These trends should drive consumer-facing companies serving these markets and infrastructure companies. We remain focused on solid dividend yields. We will continue to emphasize strong cash generation, less leveraged balance sheets and solid top-line growth in our stock selection. Finally, because we expect the cycle to continue and borrowing costs are artificially low, we believe that mergers and acquisitions should pick up substantially this year.

As with any mutual fund, the value of the Portfolio’s shares will change, and you could lose money on your investment.

International investing involves additional risks including currency fluctuations, political or economic conditions affecting the foreign country, and differences in accounting standards and foreign regulations. These and other risks are more fully described in the Portfolio’s prospectus.

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager’s views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

The index (indexes) noted are unmanaged and include reinvested dividends. One cannot invest directly in an index, nor is an index representative of Ivy Funds VIP International Core Equity.

90	ANNUAL REPORT	2010

PORTFOLIO HIGHLIGHTS

International Core Equity	ALL DATA IS AS OF DECEMBER 31, 2010 (UNAUDITED)

Asset Allocation

Stocks	98.6%
Financials	16.0%
Industrials	15.5%
Consumer Discretionary	12.9%
Energy	12.4%
Information Technology	11.2%
Telecommunication Services	9.2%
Materials	9.2%
Consumer Staples	7.7%
Health Care	4.5%
Cash and Cash Equivalents	1.4%

Country Weightings

Europe	50.1%
United Kingdom	15.9%
France	14.9%
Switzerland	9.0%
Other Europe	10.3%
Pacific Basin	39.8%
Japan	14.8%
Australia	9.3%
China	5.3%
Taiwan	4.9%
Hong Kong	3.5%
Other Pacific Basin	2.0%
North America	5.5%
Other	1.7%
South America	1.5%
Cash and Cash Equivalents	1.4%

Top 10 Equity Holdings

Company	Country	Sector	Industry
TOTAL S.A.	France	Energy	Integrated Oil & Gas
Unilever plc	United Kingdom	Consumer Staples	Packaged Foods & Meats
Cheung Kong (Holdings) Limited	Hong Kong	Financials	Real Estate Development
Credit Suisse Group AG, Registered Shares	Switzerland	Financials	Diversified Capital Markets
Taiwan Semiconductor Manufacturing Company Ltd.	Taiwan	Information Technology	Semiconductors
Royal Dutch Shell plc, Class A	United Kingdom	Energy	Integrated Oil & Gas
Mitsubishi Corporation	Japan	Industrials	Trading Companies & Distributors
Telstra Corporation Limited	Australia	Telecommunication Services	Integrated Telecommunication Services
Sanofi-Aventis	France	Health Care	Pharmaceuticals
Nissin Kogyo Co., Ltd.	Japan	Consumer Discretionary	Auto Parts & Equipment

See your advisor for more information on the Portfolio’s most recently published Top 10 Equity Holdings.

2010	ANNUAL REPORT	91

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT

International Core Equity	(UNAUDITED)

(1)	The value of the investment in the Portfolio is impacted by the ongoing expenses of the Portfolio and assumes reinvestment of dividends and distributions.

Average Annual Total Return(2)
1-year period ended 12-31-10	14.09%
5-year period ended 12-31-10	5.14%
10-year period ended 12-31-10	6.50%

(2)	Data quoted is past performance and current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please call 1.888.WADDELL for the Portfolio’s most recent month-end performance. Performance data quoted does not reflect any expenses or charges associated with owning a variable life insurance policy or variable annuity contract that invests in the Portfolio’s shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower.

Past performance is not necessarily indicative of future performance. Indexes are unmanaged.

Advantus International Stock Portfolio was reorganized as Ivy Funds VIP International Core Equity (formerly W&R Target International Value Portfolio) on September 22, 2003. Performance shown for the period prior to this date is the performance of the Advantus International Stock Portfolio. This performance has not been restated to reflect the expenses of Ivy Funds VIP International Core Equity. If those expenses were reflected, performance of Ivy Funds VIP International Core Equity would differ.

92	ANNUAL REPORT	2010

SCHEDULE OF INVESTMENTS

International Core Equity (in thousands)	DECEMBER 31, 2010

COMMON STOCKS	Shares	Value

Australia – 9.3%
Computershare Limited (A)	758	$8,363
Crown Limited (A)	440	3,711
Foster’s Group Limited (A)	1,860	10,808
Myer Holdings Limited (A)	1,924	6,986
Newcrest Mining Limited (A)	112	4,624
Orica Limited (A)	308	7,838
Telstra Corporation Limited (A)	4,020	11,472

		53,802

Brazil – 1.5%
Vivo Participacoes S.A., ADR	266	8,667

Canada – 2.8%
Canadian Natural Resources Limited (A)	206	9,171
Research In Motion Limited (B)	117	6,795

		15,966

China – 5.3%
China Mobile Limited (A)	886	8,799
China Mobile Limited, H Shares (A)(C)	93	924
China Pacific Insurance (Group) Co. Ltd., H Shares (A)	1,581	6,571
Industrial and Commercial Bank of China Limited, H Shares (A)	3,525	2,626
Industrial and Commercial Bank of China Limited, H Shares (A)(C)	7,470	5,564
ZTE Corporation, H Shares (A)	1,628	6,473

		30,957

Denmark – 1.6%
PANDORA Holding A/S (A)(B)(C)	154	9,270

France – 14.9%
ALSTOM (A)	181	8,666
AXA S.A. (A)	394	6,560
Danone (A)	99	6,224
Sanofi-Aventis (A)	177	11,341
Schneider Electric S.A. (A)	52	7,802
Societe Generale (A)	127	6,817
TOTAL S.A. (A)	399	21,142
VINCI (A)	134	7,276
Vivendi Universal (A)	391	10,549

		86,377

Germany – 1.1%
DaimlerChrysler AG, Registered Shares (A)	93	6,346

Hong Kong – 3.5%
Cheung Kong (Holdings) Limited (A)	818	12,618
New World Development Company Limited (A)	3,941	7,403

		20,021

Israel – 1.7%
Bezeq – Israel Telecommunication Corp., Ltd. (The) (A)	3,282	10,006

COMMON STOCKS (Continued)	Shares	Value
Italy – 2.4%
Mediaset S.p.A. (A)	1,210	$7,323
Tenaris S.A. (A)	267	6,540

		13,863

Japan – 14.8%
Honda Motor Co., Ltd. (A)	168	6,657
JGC Corporation (A)	450	9,794
Komatsu Ltd. (A)	269	8,135
Mitsubishi Corporation (A)	444	12,025
Mitsubishi Electric Corporation (A)	808	8,479
Nihon Densan Kabushiki Kaisha (A)	82	8,272
Nissin Kogyo Co., Ltd. (A)	580	10,812
Shin-Etsu Chemical Co., Ltd. (A)	127	6,899
Sumitomo Corporation (A)	575	8,135
Suzuki Motor Corporation (A)	260	6,412

		85,620

Mexico – 1.4%
Grupo Modelo, S.A.B. de C.V., Series C (A)	1,308	8,129

Netherlands – 1.5%
Fugro N.V. (A)	108	8,877

Russia – 1.2%
Mobile TeleSystems OJSC, ADR	340	7,103

Singapore – 2.0%
CapitaCommercial Trust (A)	5,617	6,565
Singapore Airlines Limited (A)	402	4,793

		11,358

Spain – 1.3%
Tecnicas Reunidas, S.A. (A)	116	7,399

Sweden – 1.2%
Telefonaktiebolaget LM Ericsson, B Shares (A)	622	7,225

Switzerland – 9.0%
ABB Ltd (A)	302	6,734
Credit Suisse Group AG, Registered Shares (A)	312	12,585
Novartis AG, Registered Shares (A)	109	6,398
Roche Holdings AG, Genusscheine (A)	57	8,356
Syngenta AG (A)	33	9,776
TEMENOS Group AG (A)(B)	201	8,350

		52,199

Taiwan – 4.9%
High Tech Computer Corp. (A)	305	9,409
Hon Hai Precision Ind. Co., Ltd. (A)	1,635	6,589
Taiwan Semiconductor Manufacturing Company Ltd. (A)	5,094	12,404

		28,402

2010	ANNUAL REPORT	93

SCHEDULE OF INVESTMENTS

International Core Equity (in thousands)	DECEMBER 31, 2010

COMMON STOCKS (Continued)	Shares	Value
United Kingdom – 15.9%
Barclays plc (A)	1,361	$5,553
Barclays plc (A)(C)	877	3,576
BG Group plc (A)	363	7,343
Home Retail Group plc (A)	2,076	6,102
HSBC Holdings plc (A)	656	6,663
Prudential plc (A)	878	9,147
Rio Tinto plc (A)	109	7,636
Royal Dutch Shell plc, Class A (A)	368	12,272
tesco plc (A)	506	3,352
Unilever plc (A)	504	15,413
Vodafone Group plc (A)	2,568	6,639
Xstrata plc (A)	384	9,003

		92,699

United States – 1.3%
Southern Copper Corporation	156	7,598

TOTAL COMMON STOCKS – 98.6%		$571,884
(Cost: $502,674)

SHORT-TERM SECURITIES	Principal
Commercial Paper (D) – 1.3%
AT&T Inc., 0.120%, 1-3-11	$3,292	3,292
Novartis Finance Corp., 0.110%, 1-3-11	4,000	4,000

		7,292

Master Note – 0.4%
Toyota Motor Credit Corporation, 0.154%, 1-3-11 (E)	2,594	2,594

TOTAL SHORT-TERM SECURITIES – 1.7%		$9,886
(Cost: $9,886)

TOTAL INVESTMENT SECURITIES –100.3%		$581,770
(Cost: $512,560)

LIABILITIES, NET OF CASH AND OTHER ASSETS – (0.3%)		(1,585)

NET ASSETS – 100.0%		$580,185

Notes to Schedule of Investments

(A)	Listed on an exchange outside the United States.

(B)	No dividends were paid during the preceding 12 months.

(C)	Securities were purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2010, the total value of these securities amounted to $19,334 or 3.3% of net assets.

(D)	Rate shown is the yield to maturity at December 31, 2010.

(E)	Variable rate security. Interest rate disclosed is that which is in effect at December 31, 2010. Date shown represents the date the variable rate resets.

The following acronym is used throughout this schedule:

ADR = American Depositary Receipts

Market Sector Diversification
(as a % of net assets)
Financials	16.0%
Industrials	15.5%
Consumer Discretionary	12.9%
Energy	12.4%
Information Technology	11.2%
Materials	9.2%
Telecommunication Services	9.2%
Consumer Staples	7.7%
Health Care	4.5%
Other+	1.4%

+Includes cash and cash equivalents and other assets and liabilities

See Accompanying Notes to Financial Statements.

94	ANNUAL REPORT	2010

MANAGEMENT DISCUSSION

International Growth	(UNAUDITED)

Chace Brundige	Below, Chace Brundige, CFA, portfolio manager of Ivy Funds VIP International Growth, discusses positioning, performance and results for the fiscal year ended December 31, 2010. Mr. Brundige has managed the Portfolio for two years and has 17 years of industry experience.

Fiscal Year Performance

For the 12 Months Ended December 31, 2010
Ivy Funds VIP International Growth	14.79%
Benchmark(s) and/or Lipper Category
MSCI EAFE Growth Index	12.25%
(generally reflects the performance of international growth stocks)
Lipper Variable Annuity International Growth Funds Universe Average	14.07%
(generally reflects the performance of the universe of funds with similar investment objectives)

Please note that Portfolio returns include applicable fees and expenses while index returns do not include any such fees. Also, the Portfolio’s performance data does not take into account any product expenses or charges associated with owning a variable life or annuity policy, which is invested in Ivy Funds Variable Insurance Portfolios.

Sector returns for the Portfolio’s fiscal year were fairly balanced, with both stable and cyclical sectors among the best performing. The consumer discretionary and energy sectors were the Portfolio’s strongest source of absolute performance due primarily to successful stock selection. Materials holdings were also helpful throughout most of the Portfolio’s fiscal year; however, the Portfolio’s significant underweight in this arena was a disadvantage. The Portfolio’s exposure to health care stocks also helped; two of the Portfolio’s largest individual holdings hailed from this arena. The Portfolio’s top individual performers included Taiwan-based mobile phone company High Tech Computer Corp., TEMENOS Group AG, the world’s leading banking software provider, and SANY Heavy Industries Co., Ltd. (total return swaps), a Chinese heavy construction equipment maker that has enjoyed tremendous growth even through the global recession. Absolute performance also was lifted by the Portfolio’s exposure to global beer brewers, makers of luxury goods and software providers. On the down side, performance was restrained by untimely stock selection within the information technology sector. In particular, investments related to video gaming in China and Japan did not work out as planned. Performance also took a hit from the Portfolio’s mineral and oil services investments, particularly during the earlier part of the period, which were negatively impacted by China’s economic tightening and the massive oil spill in the Gulf of Mexico.

We entered calendar 2010 having hedged our yen exposure but closed that out in a timely manner in the third quarter. We also trimmed auto and Japanese export holdings and increased health care exposure, identifying a number of good opportunities through a combination of fundamentals and valuation. We had also hedged the British pound and euro through part of 2010 but have since removed those positions.

The Portfolio’s cyclical exposure has been focused in information technology and energy companies we purchased on their own merits as opposed to a sector or industry call, but we feel information technology will benefit as companies generally focus capital expenditure budgets on driving efficiencies and cost saving versus increasing production. We believe that our oil services positions could benefit from a global recovery and we prefer that commodity to others based on secular consumer demand in emerging economies as well as a relatively unresponsive global supply.

Our concern regarding the materials sector, generally speaking, is that much near-term demand has been generated through stimulative policy decisions in China combined with a focused inventory build ahead of the use of those materials at prices that were considered attractive. Therefore, we feel that the demand outlook, while solid, could be bumpy for awhile. Tightening in the Chinese economy and specifically in the real estate sector reinforces that view. The Portfolio’s underweight in this sector has been a negative on performance, although not to the extent that it was in 2009.

Additional changes we made to the Portfolio were made on a stock-by-stock basis. We have positioned the Portfolio to potentially benefit from rising wages in China and a move to consumption in the global luxury segment. Luxury is one area where European companies (makers of watches, clothing, handbags and cars) have a distinct edge simply due to the nature of luxury. The goods are expensive and those who can buy them usually do. We continue to overweight oil services providers, although we have trimmed a few positions and added to and purchased others that appeared to have more upside potential. Energy remains a sector overweight for the Portfolio. We increased exposure to auto and truck makers as we anticipate global recovery in those markets. Lastly, we increased the Portfolio’s exposure to India in an attempt to take advantage of rising incomes and infrastructure build out.

A halting recovery, significant headwinds

Our outlook for the months ahead is cautiously optimistic. We believe that western economies are in for tough sledding. Never

2010	ANNUAL REPORT	95

in post-war history have so many large economies become so levered, compounding it rapidly by spending more than they can collect. The bond markets have essentially called Greece, Portugal and Spain to task. While Europe has seemingly banded together to stave off Greek restructuring (for now) and its cascade of effects, the message is clear — there is too much debt out there. Germany appears to be the current exception, thanks to its export orientation. China is likely to see slower fixed investments and continued consumer strength, and is increasing investment in social housing. At the same time, it is increasing rates and reserves in response to inflation. Here at home, U.S. housing continues to founder, though Washington has kicked the proverbial can farther down the road. Oil and agriculture commodity prices are escalating, due in part to the second round of quantitative easing (QEII), which will undoubtedly squeeze the consumer. On the positive side, as we’ve stated before, companies have generally tolerated the downturn well and their balance sheets and cost structures are in a good position to capture earnings growth should demand materialize. Valuations look attractive to us (in a vacuum) and consensus is at least cautious and perhaps bearish. We will look to buy or add when fear levels are high and sell or trim when overly positive expectations become discounted.

As with any mutual fund, the value of the Portfolio’s shares will change, and you could lose money on your investment.

International investing involves additional risks including currency fluctuations, political or economic conditions affecting the foreign country, and differences in accounting standards and foreign regulations. These and other risks are more fully described in the Portfolio’s prospectus.

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager’s views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

The index (indexes) noted are unmanaged and include reinvested dividends. One cannot invest directly in an index, nor is an index representative of Ivy Funds VIP International Growth.

96	ANNUAL REPORT	2010

PORTFOLIO HIGHLIGHTS

International Growth	ALL DATA IS AS OF DECEMBER 31, 2010 (UNAUDITED)

Asset Allocation

Stocks	94.3%
Consumer Discretionary	16.5%
Industrials	12.6%
Information Technology	11.6%
Consumer Staples	11.4%
Energy	11.2%
Financials	9.9%
Health Care	8.0%
Materials	6.4%
Telecommunication Services	4.8%
Utilities	1.9%
Cash and Cash Equivalents	5.7%

Country Weightings

Europe	60.2%
United Kingdom	20.9%
Switzerland	10.8%
Germany	9.6%
France	7.3%
Italy	4.0%
Other Europe	7.6%
Pacific Basin	27.5%
Japan	12.0%
China	5.3%
Hong Kong	4.1%
Other Pacific Basin	6.1%
North America	5.4%
South America	1.2%
Cash and Cash Equivalents	5.7%

Top 10 Equity Holdings

Company	Country	Sector	Industry
British American Tobacco plc	United Kingdom	Consumer Staples	Tobacco
TEMENOS Group AG	Switzerland	Information Technology	Systems Software
VINCI	France	Industrials	Construction & Engineering
GlaxoSmithKline plc	United Kingdom	Health Care	Pharmaceuticals
Nestle S.A., Registered Shares	Switzerland	Consumer Staples	Packaged Foods & Meats
Tenaris S.A.	Italy	Energy	Oil & Gas Equipment & Services
DaimlerChrysler AG, Registered Shares	Germany	Consumer Discretionary	Automobile Manufacturers
Prudential plc	United Kingdom	Financials	Life & Health Insurance
Bayer AG	Germany	Health Care	Pharmaceuticals
Telstra Corporation Limited	Australia	Telecommunication Services	Integrated Telecommunication Services

See your advisor for more information on the Portfolio’s most recently published Top 10 Equity Holdings.

2010	ANNUAL REPORT	97

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT

International Growth	(UNAUDITED)

(1)	The value of the investment in the Portfolio is impacted by the ongoing expenses of the Portfolio and assumes reinvestment of dividends and distributions.

Average Annual Total Return(2)
1-year period ended 12-31-10	14.79%
5-year period ended 12-31-10	4.34%
10-year period ended 12-31-10	2.70%

(2)	Data quoted is past performance and current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please call 1.888.WADDELL for the Portfolio’s most recent month-end performance. Performance data quoted does not reflect any expenses or charges associated with owning a variable life insurance policy or variable annuity contract that invests in the Portfolio’s shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower.

Past	performance is not necessarily indicative of future performance. Indexes are unmanaged.

98	ANNUAL REPORT	2010

SCHEDULE OF INVESTMENTS

International Growth (in thousands)	DECEMBER 31, 2010

COMMON STOCKS	Shares	Value

Australia – 3.4%
Coca-Cola Amatil Limited (A)	147	$1,629
Orica Limited (A)	129	3,279
Telstra Corporation Limited (A)	2,281	6,511

		11,419

Brazil – 1.2%
BM&FBOVESPA S.A.– Bolsa de Valores, Mercadorias eFuturos (A)	511	4,041

Canada – 1.3%
Canadian Natural Resources Limited (A)	94	4,188

China – 5.3%
Baidu.com, Inc., ADR (B)	16	1,564
SINA Corporation (B)	53	3,640
Sino-Forest Corporation, Class A (A)(B)	160	3,757
Tingyi Holding Corp. (A)	1,264	3,236
Wynn Macau, Limited (A)	2,367	5,299

		17,496

Denmark – 1.5%
PANDORA Holding A/S (A)(B)(C)	85	5,128

France – 7.3%
Danone (A)	49	3,102
Pinault-Printemps-Redoute S.A. (A)	39	6,151
Safran (A)	77	2,722
Technip-Coflexip (A)	46	4,247
VINCI (A)	145	7,899

		24,121

Germany – 7.6%
adidas AG (A)	96	6,298
Bayer AG (A)	93	6,805
DaimlerChrysler AG, Registered Shares (A)	104	7,062
QIAGEN N.V. (A)(B)	252	4,973

		25,138

Hong Kong – 4.1%
Cheung Kong (Holdings) Limited (A)	357	5,507
Henderson Land Development Company Limited (A)	442	3,014
Yue Yuen Industrial (Holdings) Limited (A)	1,449	5,210

		13,731

India – 0.8%
Infrastructure Development Finance Company Limited (A)	213	870
Infrastructure Development Finance Company Limited (A)(C)	453	1,849

		2,719

Italy – 4.0%
Saipem S.p.A. (A)	122	6,029
Tenaris S.A. (A)	300	7,363

		13,392

COMMON STOCKS (Continued)	Shares	Value

Japan – 12.0%
Bridgestone Corporation (A)	289	$5,593
Honda Motor Co., Ltd. (A)	131	5,168
JGC Corporation (A)	266	5,789
KONAMI CORPORATION (A)	215	4,560
Mitsubishi Corporation (A)	214	5,779
Mitsui & Co., Ltd. (A)	289	4,778
Nintendo Co., Ltd. (A)	11	3,317
Nissin Kogyo Co., Ltd. (A)	237	4,410

		39,394

Mexico – 1.3%
Grupo Modelo, S.A.B. de C.V., Series C (A)	710	4,414

Netherlands – 0.8%
ASML Holding N.V., Ordinary Shares (A)	72	2,783

Norway – 1.4%
Seadrill Limited (A)	137	4,636

Spain – 2.6%
Tecnicas Reunidas, S.A. (A)	78	4,977
Telefonica, S.A. (A)	161	3,644

		8,621

Sweden – 1.3%
Telefonaktiebolaget LM Ericsson, B Shares (A)	378	4,392

Switzerland – 10.8%
ABB Ltd (A)	235	5,226
Credit Suisse Group AG, Registered Shares (A)	77	3,093
Nestle S.A., Registered Shares (A)	127	7,427
Swatch Group Ltd (The), Bearer Shares (A)	3	1,146
Swiss Reinsurance Company, Registered Shares (A)	96	5,182
Syngenta AG (A)	19	5,681
TEMENOS Group AG (A)(B)	192	7,973

		35,728

Taiwan – 1.9%
High Tech Computer Corp. (A)	88	2,715
Hon Hai Precision Ind. Co., Ltd. (A)	704	2,837
MStar Semiconductor Inc. (A)(B)(C)	64	617

		6,169

United Kingdom – 20.9%
Barclays plc (A)	688	2,805
British American Tobacco plc (A)	224	8,597
Capita Group plc (The) (A)	375	4,075
Diageo plc (A)	312	5,762
GlaxoSmithKline plc (A)	408	7,889
International Power plc (A)	913	6,232
Meggitt plc (A)	152	880
Prudential plc (A)	655	6,821
Rio Tinto plc (A)	55	3,873
Serco Group plc (A)	497	4,308
tesco plc (A)	568	3,763
Virgin Media Inc.	125	3,417
Vodafone Group plc (A)	2,318	5,991
Xstrata plc (A)	193	4,523

		68,936

2010	ANNUAL REPORT	99

SCHEDULE OF INVESTMENTS

International Growth (in thousands)	DECEMBER 31, 2010

COMMON STOCKS (Continued)	Shares	Value
United States – 2.8%
QUALCOMM Incorporated	77	$3,790
Schlumberger Limited	66	5,497

		9,287

TOTAL COMMON STOCKS – 92.3%		$305,733
(Cost: $263,057)

PREFERRED STOCKS – 2.0%
Germany
Fresenius AG (A)	76	$6,493

(Cost: $5,389)

SHORT-TERM SECURITIES	Principal
Commercial Paper (D) – 3.5%
AT&T Inc.,
0.120%, 1–3–11	$3,296	3,296
John Deere Credit Limited (John Deere Capital Corporation),
0.190%, 1–6–11	2,500	2,500
Walt Disney Company (The),
0.150%, 1–24–11	3,000	3,000
Novartis Finance Corp.,
0.110%, 1-3-11	3,000	3,000

		11,796

Master Note – 0.6%
Toyota Motor Credit Corporation, 0.154%, 1–3–11 (E)	1,917	1,917

TOTAL SHORT-TERM SECURITIES – 4.1%		$13,713
(Cost: $13,713)

TOTAL INVESTMENT SECURITIES – 98.4%		$325,939
(Cost: $282,159)

CASH AND OTHER ASSETS, NET OF LIABILITIES – 1.6%		5,375

NET ASSETS – 100.0%		$331,314

100	ANNUAL REPORT	2010

SCHEDULE OF INVESTMENTS

International Growth (in thousands)	DECEMBER 31, 2010

Notes to Schedule of Investments

The following total return swaps were outstanding at December 31, 2010:

Counterparty	Notional Amount	Underlying Security	Termination Date	Financing Fee#	Unrealized Appreciation (Depreciation)
UBS AG, London	504	Sany Heavy Industries Co., Ltd.	4–21–11	USD LIBOR + 0.700%	$91
UBS AG, London	1,934	Sany Heavy Industries Co., Ltd.	4–25–11	USD LIBOR + 0.700%	352
UBS AG, London	1,924	Sany Heavy Industries Co., Ltd.	4–26–11	USD LIBOR + 0.700%	350
UBS AG, London	4,294	Ping An Insurance (Group) Company of China, Ltd.	4–26–11	USD LIBOR + 0.700%	(635)

					$158

#	The Portfolio pays the financing fee multiplied by the notional amount each quarter. On the termination date of the swap contracts, the Portfolio will pay/receive the return of the underlying security.

The following forward foreign currency contracts were outstanding at December 31, 2010:

Type	Currency	Counterparty	Principal Amount of Contract (Denominated in Indicated Currency)	Settlement Date	Unrealized Appreciation	Unrealized Depreciation
Sell	Euro	Citibank, N.A.	33,475	3–7–11	$—	$804

(A)	Listed on an exchange outside the United States.

(B)	No dividends were paid during the preceding 12 months.

(C)	Securities were purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2010, the total value of these securities amounted to $7,594 or 2.3% of net assets.

(D)	Rate shown is the yield to maturity at December 31, 2010.

(E)	Variable rate security. Interest rate disclosed is that which is in effect at December 31, 2010. Date shown represents the date the variable rate resets.

The	following acronym is used throughout this schedule:

ADR = American Depositary Receipts

Market Sector Diversification
(as a % of net assets)
Consumer Discretionary	16.5%
Industrials	12.6%
Information Technology	11.6%
Consumer Staples	11.4%
Energy	11.2%
Financials	9.9%
Health Care	8.0%
Materials	6.4%
Telecommunication Services	4.8%
Utilities	1.9%
Other+	5.7%

+Includes cash and cash equivalents and other assets and liabilities

See Accompanying Notes to Financial Statements.

2010	ANNUAL REPORT	101

MANAGEMENT DISCUSSION

Limited-Term Bond	(UNAUDITED)

Below, Mark Otterstrom, CFA, portfolio manager of Ivy Funds VIP Limited-Term Bond, discusses position, performance and results for the fiscal year ended December 31, 2010. He has managed the Portfolio since its inception on August 23, 2010 and has 24 years of industry experience.

Mark J. Otterstrom

Fiscal Year Performance

For the Period from August 23, 2010 through December 31, 2010
Ivy Funds VIP Limited-Term Bond	–0.85%
Benchmark(s) and/or Lipper Category
Citigroup 1-5 yrs Treasury/Govt Sponsored/Credit Index	–0.04%
(generally the performance of securities representing the short and intermediate-term bond market)
Lipper Variable Annuity Short-Intermediate Investment Grade Debt Funds Universe Average	0.21%
(generally reflects the performance of the universe of funds with similar investment objectives)

Please note that Portfolio returns include applicable fees and expenses while index returns do not include any such fees. Also, the Portfolio’s performance data does not take into account any product expenses or charges associated with owning a variable life or annuity policy, which is invested in Ivy Funds Variable Insurance Portfolios.

Duration helped, then hurt

This Portfolio was launched on August 23, 2010. Over the last four months of 2010, the Portfolio’s duration was substantially longer than its benchmark. The longer duration helped performance during the first two months of the period, as the 5-year Treasury rate went from 1.33 percent to 1.03 percent. However, over the last two months of 2010, the Treasury yield curve rose dramatically. The 5-year Treasury rate went from 1.03 percent on November 3 to 2.01 percent on December 31. This Portfolio’s longer duration was the primary cause for its underperformance during the period.

The Portfolio did benefit over this period by being overweight corporate debt and agency-backed mortgage debt versus its benchmark weighting. The Portfolio’s financial sector and utility sector holdings boosted performance. This was also true of the agency-backed mortgage pass-through sector. These sectors helped offset the down draft from the sharp move higher in Treasury rates.

Quantitative easing debated

The Federal Open Market Committee’s (the Fed) discussion about additional quantitative easing has changed to a discussion about how best to implement the additional easing. The bond market had priced in a second round of quantitative easing before the end of 2010. This has generated some concern that the Fed is just pushing on a string and the second round ultimately will have diminished returns. Still, Treasury rates should remain relatively low as long as the Fed pursues an easy money policy.

Spreads on agency-backed mortgage bonds have widened due to the concern the Fed will try to influence the prepayment speeds of these securities. The Fed would like to see increased refinancing of existing mortgages into new loans with lower interest rates and lower monthly payments. However, implementation of this goal is a problem. The Fed is likely in no hurry to raise short-term rates given the fragility of the economic recovery.

A focus on high grade, shorter duration

Over the next few months there seems to be little upside to moving out of the credit curve. We continue to have a higher-quality, longer-duration Portfolio mix. Investors’ appetite for risk appears to us to have abated, at least for now. The lowest-rated bonds held by the Portfolio saw some of the best total returns during the last four months of 2010. We are maintaining a very high-grade Portfolio. The Portfolio is underweight its benchmark in Treasury and agency debentures and overweight corporate debt and agency-backed mortgage debt.

We anticipate shortening the duration of the Portfolio so it will eventually be shorter than the benchmark’s duration. The portfolio is overweight the middle of the yield curve in an attempt to take advantage of a steep yield curve. We will look to shorten duration by investing in corporate debt with maturities of less than five years. We will continue to look for opportunities to add lower- grade bonds to the Portfolio when we believe we are being compensated for the added risk.

Short end of yield curve to act as anchor

If we do not see additional weakness or a significant downdraft to the U.S. economy, then we believe credit spreads could see a healthy rally from their current levels. We continue to believe that until the Fed changes its monetary policy and begins to raise rates, the short end of the curve will act as an anchor for the long end. The yield curve remains steep and we think there is value at the middle of the curve. As the Fed retreats from the mortgage market and spreads widen, we will look for opportunities to add to the Portfolio’s agency-backed mortgage debt.

As with any mutual fund, the value of the Portfolio’s shares will change, and you could lose money on your investment.

102	ANNUAL REPORT	2010

Fixed-income securities are subject to interest rate risk and, as such, the Portfolio’s net asset value may fall as interest rates rise. These and other risks are more fully described in the Portfolio’s prospectus.

Certain U.S. government securities in which the Portfolio may invest, such as Treasury securities and securities issued by the Government National Mortgage Association (Ginnie Mae), are backed by the full faith and credit of the U.S. government. However, other government securities in which the Portfolio may invest, such as securities issued by the Federal National Mortgage Association (Fannie Mae), the Federal Home Mortgage Corporation (Freddie Mac), and the Federal Home Loan Banks (FHLB) are not backed by the full faith and credit of the U.S. government, are not insured or guaranteed by the U.S. government and, instead, may be supported only by the right of the issuer to borrow from the U.S. Treasury or by the credit of the issuer.

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager’s views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

The index (indexes) noted are unmanaged and include reinvested dividends. One cannot invest directly in an index, nor is an index representative of Ivy Funds VIP Limited-Term Bond.

2010	ANNUAL REPORT	103

PORTFOLIO HIGHLIGHTS

Limited-Term Bond	ALL DATA IS AS OF DECEMBER 31, 2010 (UNAUDITED)

Cumulative Total Return(1)
1-year period ended 12-31-10	—
5-year period ended 12-31-10	—
10-year period ended 12-31-10	—
Since inception of Portfolio(2) through 12-31-10	-0.85%

(1)	Data quoted is past performance and current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please call 1.888.WADDELL for the Portfolio’s most recent month-end performance. Performance data quoted does not reflect any expenses or charges associated with owning a variable life insurance policy or variable annuity contract that invests in the Portfolio’s shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower.

(2)	8-23-10 (the date on which shares were first acquired by shareholders).

Past performance is not necessarily indicative of future performance.

Asset Allocation

Bonds	87.6%
United States Government and Government Agency Obligations	48.1%
Corporate Debt Securities	38.5%
Municipal Bonds – Taxable	1.0%
Cash and Cash Equivalents	12.4%

Quality Weightings

Investment Grade	87.6%
AAA	49.9%
AA	6.9%
A	18.1%
BBB	12.7%
Cash and Cash Equivalents	12.4%

Our preference is to always use ratings obtained from Standard & Poor’s. For securities not rated by Standard & Poor’s, ratings are obtained from Moody’s.

.

104	ANNUAL REPORT	2010

SCHEDULE OF INVESTMENTS

Limited-Term Bond (in thousands)	DECEMBER 31, 2010

CORPORATE DEBT SECURITIES	Principal	Value

Air Freight & Logistics – 1.2%
FedEx Corporation,
7.375%, 1-15-14	$1,500	$1,719

Airlines – 0.7%
Southwest Airlines Co.,
6.500%, 3-1-12	1,000	1,047

Biotechnology – 0.6%
Amgen Inc.,
5.700%, 2-1-19	800	910

Cable & Satellite – 1.6%
DirecTV Holdings LLC and DirecTV Financing Co.,
7.625%, 5-15-16	2,000	2,218

Computer & Electronics Retail – 0.8%
Best Buy Co., Inc.,
6.750%, 7-15-13	1,000	1,106

Computer Hardware – 2.4%
Hewlett-Packard Company,
2.125%, 9-13-15	2,000	1,975
International Business Machines Corporation,
2.000%, 1-5-16	1,500	1,467

		3,442

Consumer Finance – 2.4%
American Express Credit Corporation,
2.750%, 9-15-15	2,000	1,966
John Deere Capital Corporation,
2.800%, 9-18-17	1,500	1,457

		3,423

Data Processing & Outsourced Services –1.2%
Western Union Company (The),
6.500%, 2-26-14	1,500	1,675

Diversified Capital Markets – 0.7%
Deutsche Bank AG,
3.450%, 3-30-15	1,000	1,025

Diversified Chemicals – 0.8%
E.I. du Pont de Nemours and Company,
5.750%, 3-15-19	1,000	1,134

Electric Utilities – 2.9%
National Rural Utilities Cooperative Finance Corporation:
1.125%, 11-1-13	1,000	988
1.900%, 11-1-15	1,000	965
Oncor Electric Delivery Company,
6.375%, 5-1-12	1,000	1,065
PacifiCorp,
5.500%, 1-15-19	1,000	1,128

		4,146

Health Care Services – 0.3%
Medco Health Solutions, Inc.,
2.750%, 9-15-15	500	496

Industrial Conglomerates – 0.7%
General Electric Capital Corporation,
3.750%, 11-14-14	1,000	1,034

Industrial Machinery – 1.2%
Illinois Tool Works Inc.,
5.150%, 4-1-14	1,500	1,655

CORPORATE DEBT SECURITIES (Continued)	Principal	Value

Integrated Telecommunication Services – 1.8%
Deutsche Telekom International Finance B.V.,
4.875%, 7-8-14	$1,000	$1,075
Verizon New Jersey Inc.,
5.875%, 1-17-12	1,476	1,545

		2,620

Investment Banking & Brokerage – 0.7%
Morgan Stanley,
4.100%, 1-26-15	1,000	1,015

Life & Health Insurance – 1.8%
MetLife Global Funding I,
2.500%, 9-29-15 (A)	1,500	1,478
Prudential Financial, Inc.,
4.750%, 9-17-15	1,000	1,058

		2,536

Movies & Entertainment – 1.1%
Walt Disney Company (The),
4.700%, 12-1-12	1,500	1,608

Oil & Gas Equipment & Services – 1.0%
Halliburton Company,
6.150%, 9-15-19	1,200	1,378

Oil & Gas Exploration & Production – 1.4%
EOG Resources, Inc.,
2.500%, 2-1-16	2,000	1,955

Oil & Gas Storage & Transportation – 2.6%
DCP Midstream Operating, LP,
3.250%, 10-1-15	1,500	1,475
Sunoco Logistics Partners Operations L.P.,
8.750%, 2-15-14	2,000	2,302

		3,777

Other Diversified Financial Services – 1.4%
JPMorgan Chase & Co.,
1.650%, 9-30-13	2,000	2,001

Packaged Foods & Meats – 1.8%
Kellogg Company,
6.600%, 4-1-11	1,000	1,015
Kraft Foods Inc.,
4.125%, 2-9-16	1,500	1,575

		2,590

Pharmaceuticals – 3.0%
Merck & Co., Inc.,
2.250%, 1-15-16	2,000	1,975
Roche Holdings Ltd,
5.000%, 3-1-14 (A)	2,000	2,190

		4,165

Property & Casualty Insurance – 2.9%
Berkshire Hathaway Finance Corporation,
2.450%, 12-15-15	2,000	1,987
Fidelity National Financial, Inc.,
6.600%, 5-15-17	2,000	1,995

		3,982

Regional Banks – 0.7%
PNC Funding Corp,
4.250%, 9-21-15	1,000	1,050

2010	ANNUAL REPORT	105

SCHEDULE OF INVESTMENTS

Limited-Term Bond (in thousands)	DECEMBER 31, 2010

CORPORATE DEBT SECURITIES (Continued)	Principal	Value

Systems Software – 0.8%
Microsoft Corporation,
1.625%, 9-25-15	$1,200	$1,170

TOTAL CORPORATE DEBT SECURITIES –38.5%		$54,877
(Cost: $55,518)

MUNICIPAL BONDS – TAXABLE – 1.0%
Massachusetts
MA Hlth and Edu Fac Auth, Rev Bonds, Harvard Univ Issue, Ser 2008C,
5.260%, 10-1-18	1,250	$1,362

(Cost: $1,439)

UNITED STATES GOVERNMENT AGENCY OBLIGATIONS
Agency Obligations – 11.6%
Federal Farm Credit Bank,
4.800%, 10-19-15	2,170	2,437
Federal Home Loan Bank,
1.750%, 9-11-15	2,000	1,959
Federal National Mortgage Association:
1.125%, 9-27-13	2,000	1,997
1.150%, 4-14-14	3,000	2,968
2.375%, 7-28-15	2,000	2,028
2.000%, 8-24-15	2,000	1,980
1.725%, 9-14-15	2,000	1,971
2.000%, 12-30-15	1,000	977

		16,317

Mortgage-Backed Obligations – 14.8%
Federal Home Loan Mortgage Corporation Fixed Rate Participation Certificates:
4.500%, 10-1-20	1,817	1,918
5.000%, 7-1-25	1,117	1,183
5.000%, 3-1-35	856	902
Federal National Mortgage Association Agency REMIC/CMO:
3.000%, 3-15-25	1,977	1,964
4.000%, 5-25-39	1,443	1,497
3.000%, 11-25-39	1,907	1,936
4.000%, 11-25-39	2,818	2,940
Federal National Mortgage Association Fixed Rate Pass-Through Certificates:
5.000%, 12-1-19	1,299	1,389
5.500%, 11-1-22	1,642	1,773
5.000%, 4-1-24	1,245	1,326
5.000%, 5-1-28	1,871	1,969
5.000%, 9-1-33	2,296	2,429

		21,226

TOTAL UNITED STATES GOVERNMENT AGENCY OBLIGATIONS – 26.4%		$37,543
(Cost: $37,945)

UNITED STATES GOVERNMENT OBLIGATIONS – 21.7%
Treasury Obligations
United States Treasury Notes:
0.750%, 8-15-13	6,000	5,988
2.375%, 8-31-14	10,000	10,359
1.250%, 8-31-15	10,000	9,726
1.875%, 10-31-17	5,000	4,753

		$30,826

(Cost: $31,314)

SHORT-TERM SECURITIES	Principal	Value

Commercial Paper (B) – 8.7%
AT&T Inc.,
0.120%, 1-3-11	$2,585	$2,585
Novartis Finance Corp.:
0.110%, 1-3-11	5,000	5,000
0.170%, 1-6-11	4,744	4,744

		12,329

Master Note – 2.8%
Toyota Motor Credit Corporation,
0.154%, 1-3-11 (C)	4,029	4,029

TOTAL SHORT-TERM SECURITIES – 11.5%		$16,358
(Cost: $16,358)

TOTAL INVESTMENT SECURITIES – 99.1%		$140,966
(Cost: $142,574)

CASH AND OTHER ASSETS, NET OF LIABILITIES – 0.9%		1,338

NET ASSETS – 100.0%		$142,304

Notes to Schedule of Investments

(A)	Securities were purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2010, the total value of these securities amounted to $3,668 or 2.6% of net assets.

(B)	Rate shown is the yield to maturity at December 31, 2010.

(C)	Variable rate security. Interest rate disclosed is that which is in effect at December 31, 2010. Date shown represents the date that the variable rate resets.

The following acronyms are used throughout this schedule:

CMO = Collateralized Mortgage Obligation

REMIC = Real Estate Mortgage Investment Conduit

See Accompanying Notes to Financial Statements.

106	ANNUAL REPORT	2010

MANAGEMENT DISCUSSION

Micro Cap Growth	(UNAUDITED)

Paul J. Ariano	William Jeffery III	Paul K. LeCoq	Kenneth F. McCain	Carl Wiese

Ivy Funds VIP Micro Cap Growth is
subadvised by Wall Street Associates.

Below, Paul J. Ariano, CFA, William
Jeffery III, Paul K. LeCoq, Kenneth F.
McCain, and Carl Weise, CFA, portfolio
managers of Ivy Funds VIP Micro Cap
Growth, discuss positioning, performance
and results for the fiscal year ended
December 31, 2010.

Fiscal Year Performance

For the 12 Months Ended December 31, 2010
Ivy Funds VIP Micro Cap Growth	40.85%
Benchmark(s) and/or Lipper Category
Russell 2000 Growth Index	29.06%
(generally reflects the performance of smaller company stocks)
Russell Microcap Growth Index	29.51%
(generally reflects the performance of stocks in the smallest category of publicly traded companies)
Lipper Variable Annuity Small-Cap Growth Funds Universe Average	27.93%
(generally reflects the performance of the universe of funds with similar investment objectives)

Please note that Portfolio returns include applicable fees and expenses while index returns do not include any such fees. Also, the Portfolio’s performance data does not take into account any product expenses or charges associated with owning a variable life or annuity policy, which is invested in Ivy Funds Variable Insurance Portfolios.

Multiple indexes are shown because the Portfolio’s management team expects to typically invest in companies within a wider range of market capitalization.

Cheerful end to a dramatic year

The equity market action during the first three quarters of 2010 reflected the type of low investor conviction, short time horizons and high uncertainty produced by the kinds of adverse geopolitical, economic and fiscal policy events that prevailed during the year. During this skittish environment, individual company fundamentals took a back seat as investors reacted to the news flow. Health care stocks were impacted by the historic health care reform legislation. Energy stocks took a hit after the Gulf oil spill. Markets experienced a tumultuous and volatile summer as investor anxiety grew over escalating risks abroad. The debt problems in the euro zone took center stage, with the euro losing nearly 15 percent of its value in a matter of weeks, and the world witnessed Athenian street riots. The European Central Bank and International Monetary Fund helped stabilize matters but did not resolve the core problems that many believe will continue to be one of the biggest risks to the global economy ahead. Until mid-September, the stocks of many companies with strong fundamentals that beat revenue and earnings expectations were actually punished.

However, the market environment became less hostile in the fourth quarter. The Fed made clear its commitment to do whatever it takes to right the economy and began another round of credit easing (QEII). November mid-term elections set the stage for a healthier balance in Washington. President Obama began to move to the center and a tax compromise that extended the Bush tax cuts was reached. Growth prospects were raised considerably as the historic monetary policy support was joined by a newly bullish set of fiscal policies. Fundamentals began to matter again and by the end of the year, many stock indices finished near their 2010 highs and above where they were prior to the Lehman bankruptcy.

A very good year

The Portfolio dramatically outperformed the Russell 2000 Growth Index, as well as its Lipper peers, for the 12 months ended December 31, 2010. Investments in the information technology sector drove performance, rising 60 percent during the year. The Portfolio benefited from an overweight position, strong stock selection and some buy-out activity in the sector. Investments in the health care sector rebounded during the year and were additive to portfolio returns. The group’s largest contributors benefited from favorable U.S. Food and Drug Administration (FDA) drug reviews during the period. Energy stocks contributed to portfolio gains and benefited from rising commodity prices during the year. Consumer discretionary stocks produced results in line with the broad market while industrials lagged.

Strategic positioning

The Portfolio’s current structure reflects an emphasis on several long-term themes expected to benefit from the unfolding market environment. The energy sector, negatively impacted in mid-April during the Gulf oil spill, recovered during the fourth quarter. Investors are quite aware of the policy response that could substantially reduce the earnings of energy companies operating in the Gulf of Mexico. The Portfolio has been and continues to be more focused on North American and international land-based projects, so we have maintained many of our energy-related investments and continue an overweight exposure to the sector, with particular emphasis on oil & gas drilling, service, exploration, production, infrastructure building and associated technologies.

2010	ANNUAL REPORT	107

We think that health care companies are set to become more important contributors to performance and we continue to maintain an overweight exposure in the Portfolio versus its benchmark index. Despite investor uncertainty regarding the fate of the health care industry (in large part due to intense regulatory pressures), we believe there is a clear fundamental positive case for health care companies, as many are experiencing high relative profitability, attractive valuations and improving profit margins. Demographic trends and revenue increases are positive factors for health care technology, equipment, services and pharmaceutical companies. The medical technology, equipment, device and diagnostics companies we find most attractive are in the midst of ramping product cycles and are experiencing robust earnings growth as a result of their “razor/razor-blade” operating models. Biotechnology companies should continue to see above-average prospects as they experience a greater share of new drug approvals and “big pharma” pushes hard via partnerships to replace many large drugs coming off patent.

An emphasis on selection

Many factors continue to negatively impact household budgets and this makes stock selection challenging within the consumer discretionary sector. The past couple of years have been a difficult period, yet consumers came out of hibernation, spurred by the fiscal stimulus and pent-up demand that needed to be satisfied. While consumer confidence and spending have improved from the crisis low points, it seems that consumers are just half as pessimistic as they were during the depth of the crisis. Their attitudes towards the economy are closely tied to labor markets, which continue to suffer, but unemployment may just now be showing signs of improvement. Consumer discretionary — related companies have reduced their costs, yet they still face tremendous headwinds: high consumer debt burdens and an increase in the personal savings rate seem to indicate the consumer is likely to remain conservative and value oriented. This all makes the current environment for consumer-related companies quite difficult, and one that demands a focus on valuations. We remain somewhat cautious and maintain an equal-weight target weighting versus our benchmark in this sector.

Fundamentals for technology companies continue to improve and we have maintained our overweight target position versus comparable benchmarks in this sector. We believe the diverse thematic influences within technology sub-industry groups will positively impact select companies that are either gaining market share and/or exhibiting strong growth rates. We expect the Portfolio’s software- and hardware-related positions will benefit from outsourcing, security, data storage, business redundancy, disaster preparedness and digitization trends. Cloud computing and software as a service (“SAAS”) companies have found a growth niche by focusing on underpenetrated “vertical” markets — customer relationship management, Web site analytics, travel & entertainment booking, online education content management, payroll and workforce management — with the added benefit that these companies provide a visible recurring revenue stream that is typically in the 15 percent to 30 percent growth range. Data storage and archiving solutions providers are also experiencing rapid growth. The need for data storage — much of which is required by law and regulatory bodies to be archived — continues to expand with the vast amounts of information being created daily. In addition, semiconductor-related companies continue to see some positive changes: global technology orders are strengthening; technology production and retail sales are improving; technology durable orders are improving; and global semiconductor capacity use and semi-cap equipment orders are gaining.

Opportunities abound

We expect companies in the Portfolio to continue seeing higher forecasted long-term earnings growth rates versus comparable benchmarks. While the number of U.S.-based investment opportunities remains high, we continue to encounter compelling investment candidates in foreign-based companies (all of which trade on major U.S. exchanges — and some of which are benchmark constituents). These foreign-based companies exhibit the same positive characteristics we have traditionally looked for in all investment candidates (with more compelling valuations). Such companies have the added benefit of having their operations concentrated within the fastest growing economies on the planet — countries experiencing strong emerging profit cycles expected to last for decades. In an environment in which overall growth rates are low, companies that exhibit strong and highly predictable rates of growth eventually command premium valuations.

Our themes worked well in 2010, which gives us confidence in our strategy moving forward. Yes, markets are in a consolidation phase and there are fewer price opportunities present now compared to early March 2009, but the pessimism that prevailed over much of this year was overdone and opportunities still abound. Indeed, much of the economic upheaval has been reflected in the stock market, monetary policy makers are showing the will to do anything and everything it takes to right the economy, and fiscal policy is just now becoming accommodative. In our opinion, the economy has transitioned through a low point and we see a prolonged period of sluggish but improving economic growth ahead. The double-dip recession fears that persisted throughout most of 2010 appear to be largely off the table and a significant downturn would require genuine concerns about the macro outlook or other external shocks, such as heightened sovereign stress. Companies are cash-rich now, which historically makes a double-dip recession unlikely. History tells us that at points like this, company fundamentals have become the primary driver for stock market action and a great scenario for smaller growth stocks often begins to unfold. The Portfolio remains actively and optimistically positioned.

As with any mutual fund, the value of the Portfolio’s shares will change, and you could lose money on your investment.

108	ANNUAL REPORT	2010

Investing in micro-cap stocks may carry more risk than investing in stocks of larger, more established companies. These and other risks are more fully described in the Portfolio’s prospectus.

The opinions expressed in this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. The managers’ views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

The index (indexes) noted are unmanaged and include reinvested dividends. One cannot invest directly in an index, nor is an index representative of Ivy Funds VIP Micro Cap Growth.

2010	ANNUAL REPORT	109

PORTFOLIO HIGHLIGHTS

Micro Cap Growth	ALL DATA IS AS OF DECEMBER 31, 2010 (UNAUDITED)

Asset Allocation

Stocks	97.5%
Information Technology	35.3%
Consumer Discretionary	18.6%
Health Care	16.1%
Industrials	14.8%
Energy	7.7%
Consumer Staples	2.3%
Financials	1.5%
Materials	1.2%
Cash and Cash Equivalents	2.5%

Top 10 Equity Holdings

Company	Sector
KIT digital, Inc.	Information Technology
Questcor Pharmaceuticals, Inc.	Health Care
T-3 Energy Services, Inc.	Energy
IntraLinks Holdings, Inc.	Information Technology
Westport Innovations Inc.	Industrials
RealPage, Inc.	Information Technology
Rentrak Corporation	Consumer Discretionary
NetScout Systems, Inc.	Information Technology
Grand Canyon Education, Inc.	Consumer Discretionary
SPS Commerce, Inc.	Information Technology

See your advisor for more information on the Portfolio’s most recently published Top 10 Equity Holdings.

110	ANNUAL REPORT	2010

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT

Micro Cap Growth	(UNAUDITED)

(1)	The value of the investment in the Portfolio is impacted by the ongoing expenses of the Portfolio and assumes reinvestment of dividends and distributions.

Average Annual Total Return(2)
1-year period ended 12-31-10	40.85%
5-year period ended 12-31-10	4.33%
10-year period ended 12-31-10	2.41%

(2)	Data quoted is past performance and current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please call 1.888.WADDELL for the Portfolio’s most recent month-end performance. Performance data quoted does not reflect any expenses or charges associated with owning a variable life insurance policy or variable annuity contract that invests in the Portfolio’s shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower.

Past performance is not necessarily indicative of future performance. Indexes are unmanaged.

The Advantus Micro-Cap Growth Portfolio was reorganized as Ivy Funds VIP Micro Cap Growth (formerly W&R Target Micro Cap Growth Portfolio) on September 22, 2003. Performance shown for the period prior to this date is the performance of the Advantus Micro-Cap Growth Portfolio. This performance has not been restated to reflect the expenses of Ivy Funds VIP Micro Cap Growth. If those expenses were reflected, performance of Ivy Funds VIP Micro Cap Growth would differ.

2010	ANNUAL REPORT	111

SCHEDULE OF INVESTMENTS

Micro Cap Growth (in thousands)	DECEMBER 31, 2010

COMMON STOCKS	Shares	Value

Advertising – 2.0%
MDC Partners Inc., Class A	39	$675
ReachLocal, Inc. (A)	22	430

		1,105

Aerospace & Defense – 1.2%
Global Defense Technology & Systems, Inc. (A)	40	681

Air Freight & Logistics – 0.4%
Pacer International, Inc. (A)	35	239

Apparel Retail – 0.5%
Citi Trends Inc. (A)	11	273

Apparel, Accessories & Luxury Goods – 1.4%
China Xiniya Fashion Limited, ADR (A)	36	328
Volcom, Inc.	22	419

		747

Application Software – 7.5%
ClickSoftware Technologies Ltd. (A)	25	191
Motricity, Inc. (A)	27	492
NetScout Systems, Inc. (A)	40	923
OPNET Technologies, Inc.	30	806
RealPage, Inc. (A)	33	1,007
SciQuest, Inc. (A)	21	271
Ultimate Software Group, Inc. (The) (A)	9	413

		4,103

Automotive Retail – 0.6%
Lentuo International Inc., ADR (A)	46	321

Biotechnology – 3.5%
Dyax Corp. (A)	64	137
Idenix Pharmaceuticals, Inc. (A)	55	277
Nanosphere, Inc. (A)	56	245
NuPathe Inc. (A)	41	371
Pharmasset, Inc. (A)	20	872

		1,902

Broadcasting – 1.2%
Global Traffic Network, Inc. (A)	69	638

Coal & Consumable Fuels – 0.6%
Sino Clean Energy Inc. (A)	53	347

Communications Equipment – 2.7%
Blue Coat Systems, Inc. (A)	19	562
Ixia (A)	36	611
Meru Networks, Inc. (A)	21	328

		1,501

Construction & Farm Machinery & Heavy Trucks – 4.2%
Commercial Vehicle Group, Inc. (A)	36	590
Wabash National Corporation (A)	59	694
Westport Innovations Inc. (A)	57	1,060

		2,344

COMMON STOCKS (Continued)	Shares	Value

Consumer Electronics – 0.5%
SGOCO Technology Ltd. (A)	54	$270

Data Processing & Outsourced Services – 2.1%
HiSoft Technology International Limited, ADR (A)	9	272
SPS Commerce, Inc. (A)	56	883

		1,155

Distillers & Vintners – 0.5%
China New Borun Corporation, ADR (A)	27	284

Education Services – 4.8%
ChinaCast Education Corporation (A)	65	501
Global Education & Technology Group Limited, ADR (A)	38	360
Grand Canyon Education, Inc. (A)	46	909
National American University Holdings, Inc.	41	303
TAL Education Group, ADR (A)	37	602

		2,675

Electrical Components & Equipment – 0.4%
China Electric Motor, Inc. (A)	48	218

Electronic Components – 0.7%
Universal Display Corporation (A)	12	359

Electronic Equipment & Instruments – 0.9%
FARO Technologies, Inc. (A)	14	466

Electronic Manufacturing Services – 2.2%
Fabrinet (A)	16	353
Maxwell Technologies, Inc. (A)	15	281
Mercury Computer Systems, Inc. (A)	32	583

		1,217

Fertilizers & Agricultural Chemicals – 0.8%
Yongye Biotechnology International, Inc. (A)	55	465

Food Retail – 0.9%
Fresh Market, Inc. (The) (A)	8	346
QKL Stores Inc. (A)	46	163

		509

General Merchandise Stores – 1.2%
Gordmans Stores, Inc. (A)	39	655

Health Care Equipment – 3.2%
ABIOMED, Inc. (A)	42	405
Quidel Corporation (A)	30	431
Spectranetics Corporation (The) (A)	102	526
Synovis Life Technologies, Inc. (A)	25	398

		1,760

Health Care Services – 1.1%
ExamWorks Group, Inc. (A)	33	601

112	ANNUAL REPORT	2010

SCHEDULE OF INVESTMENTS

Micro Cap Growth (in thousands)	DECEMBER 31, 2010

COMMON STOCKS (Continued)	Shares	Value

Health Care Supplies – 0.5%
Rochester Medical Corporation (A)	25	$270

Health Care Technology – 0.7%
Omnicell, Inc. (A)	25	357

Home Furnishings – 0.8%
Kid Brands, Inc. (A)	51	433

Household Appliances – 0.7%
Deer Consumer Products, Inc. (A)	35	398

Industrial Machinery – 0.9%
Shengkai Innovations, Inc. (A)	82	474

Internet Software & Services – 10.9%
Constant Contact, Inc. (A)	20	623
Envestnet, Inc. (A)	33	561
IntraLinks Holdings, Inc. (A)	64	1,197
KIT digital, Inc. (A)	102	1,642
Liquidity Services, Inc. (A)	27	384
MediaMind Technologies Inc. (A)	45	622
Terremark Worldwide, Inc. (A)	45	587
Vocus, Inc. (A)	14	398

		6,014

IT Consulting & Other Services – 0.6%
Camelot Information Systems Inc., ADR (A)	15	354

Life Sciences Tools & Services – 0.8%
Bruker Corporation (A)	25	418

Managed Health Care – 0.7%
Molina Healthcare, Inc. (A)	13	359

Movies & Entertainment – 1.8%
Rentrak Corporation (A)	33	1,004

Multi-Line Insurance – 0.8%
Fortegra Financial Corporation (A)	43	474

Oil & Gas Drilling – 0.8%
Pioneer Drilling Company (A)	50	444

Oil & Gas Equipment & Services – 5.2%
Basic Energy Services, Inc. (A)	41	682
Natural Gas Services Group, Inc. (A)	23	429
RigNet, Inc. (A)	36	491
T-3 Energy Services, Inc. (A)	30	1,203

		2,805

Oil & Gas Refining & Marketing – 1.1%
China Integrated Energy, Inc. (A)	82	598

COMMON STOCKS (Continued)	Shares	Value

Pharmaceuticals – 5.6%
BioMimetic Therapeutics, Inc. (A)	44	$556
Obagi Medical Products, Inc. (A)	61	700
Questcor Pharmaceuticals, Inc. (A)	107	1,579
SuperGen, Inc. (A)	119	312

		3,147

Research & Consulting Services – 1.0%
Mistras Group, Inc. (A)	39	528

Restaurants – 3.1%
BJ’s Restaurants, Inc. (A)	18	645
California Pizza Kitchen, Inc. (A)	17	295
Country Style Cooking Restaurant Chain Co., Ltd., ADR (A)	9	198
McCormick & Schmick’s Seafood Restaurants, Inc. (A)	23	208
Red Robin Gourmet Burgers, Inc. (A)	16	348

		1,694

Semiconductor Equipment – 1.6%
Nanometrics Incorporated (A)	36	466
Rubicon Technology, Inc. (A)	18	388

		854

Semiconductors – 4.1%
Diodes Incorporated (A)	14	389
Inphi Corporation (A)	14	275
Mellanox Technologies, Ltd. (A)	19	487
O2Micro International Limited (A)	50	308
Pericom Semiconductor Corporation (A)	40	440
RDA Microelectronics, Inc. – ADR (A)	22	325

		2,224

Soft Drinks – 0.9%
Primo Water Corporation (A)	35	490

Specialized Finance – 0.7%
GAIN Capital Holdings, Inc. (A)	41	374

Steel – 0.4%
China Gerui Advanced Materials Group Limited (A)	33	195

Systems Software – 2.0%
CommVault Systems, Inc. (A)	23	644
Radiant Systems, Inc. (A)	22	432

		1,076

Trading Companies & Distributors – 2.4%
CAI International, Inc. (A)	26	512
DXP Enterprises, Inc. (A)	34	811

		1,323

2010	ANNUAL REPORT	113

SCHEDULE OF INVESTMENTS

Micro Cap Growth (in thousands)	DECEMBER 31, 2010

COMMON STOCKS (Continued)	Shares	Value

Trucking – 4.3%
Celadon Group, Inc. (A)	48	$713
Marten Transport, Ltd.	35	737
Roadrunner Transportation Systems, Inc. (A)	33	476
Vitran Corporation Inc., Class A (A)	31	404

		2,330

TOTAL COMMON STOCKS – 97.5%		$53,472
(Cost: $41,854)

SHORT-TERM SECURITIES – 3.1%	Principal
Master Note
Toyota Motor Credit Corporation, 0.154%, 1-3-11 (B)	$1,680	$1,680

(Cost: $1,680)

TOTAL INVESTMENT SECURITIES – 100.6%		$55,152
(Cost: $43,534)

LIABILITIES, NET OF CASH AND OTHER ASSETS – (0.6%)		(341)

NET ASSETS – 100.0%		$54,811

Notes to Schedule of Investments

(A)	No dividends were paid during the preceding 12 months.

(B)	Variable rate security. Interest rate disclosed is that which is in effect at December 31, 2010. Date shown represents the date that the variable rate resets.

The following acronym is used throughout this schedule:

ADR = American Depositary Receipts

See Accompanying Notes to Financial Statements.

114	ANNUAL REPORT	2010

MANAGEMENT DISCUSSION

Mid Cap Growth	(UNAUDITED)

Kimberly A. Scott	Below, Kimberly A. Scott, CFA, portfolio manager of Ivy Funds VIP Mid Cap Growth, discusses positioning, performance and results for the fiscal year ended December 31, 2010. She has managed the Portfolio since its inception and has 23 years of industry experience.

Fiscal Year Performance

For the 12 Months Ended December 31, 2010
Ivy Funds VIP Mid Cap Growth	31.56%
Benchmark(s) and/or Lipper Category
Russell Mid-Cap Growth Index	26.37%
(generally reflects the performance of securities that represent the mid-cap sector of the stock market)
Lipper Variable Annuity Mid-Cap Growth Funds Universe Average	26.82%
(generally reflects the performance of the universe of funds with similar investment objectives)

Please note that Portfolio returns include applicable fees and expenses while index returns do not include any such fees. Also, the Portfolio’s performance data does not take into account any product expenses or charges associated with owning a variable life or annuity policy, which is invested in Ivy Funds Variable Insurance Portfolios.

The mid-cap growth sector of the market had very strong returns in the twelve months ended December 31, 2010. The stocks of medium- and small-sized companies that are more generally exposed to economic stresses and credit market concerns continued to rebound strongly on the promise of improving economic prospects and healing credit markets.

Strong stock selection, relative outperformance

Ivy Funds VIP Mid Cap Growth’s outperformance of its benchmark and peer funds was the result of our decision to overweight exposure to the more cyclical sectors of the economy for much of the year. We were confident that the economy and the profit cycle would continue to recover more strongly than generally expected. As such, the Portfolio had greater exposure to the consumer discretionary, industrial, energy and financials sectors than the benchmark. The consumer discretionary exposure made by far the most meaningful contribution to the Portfolio’s outperformance.

Another factor that impacted relative performance was the Portfolio’s focus on high visibility, long runway growth stocks, often selling at considerable valuation premiums to the market. We decided early in the year that in an improving but very moderately growing economy, investors would eventually seek out and pay even dearer premiums for scarce growth opportunities. Owning a number of these stocks in the Portfolio and buying them somewhat early contributed to the Portfolio’s outperformance. These names included Netflix Inc., salesforce.com, inc., lululemon althletica inc. and Network Appliance (NetApp, Inc.).

The biggest detractor from the Portfolio’s absolute performance was its health care sector exposure, where stock selection suffered. Most of the Portfolio’s names in the group underperformed the sector in the benchmark on an absolute return basis.

Subtle shifts

The changes in the Portfolio were subtle, with an ongoing shift to an overweight position in industrials and increased weighting in health care, and a slight further shift out of consumer discretionary stocks, although that remains an overweight. The Portfolio was overweight in industrials, financials and energy at year end. We were constructive on the prospects for economic growth and stock market returns throughout 2010, as we thought both would continue to build on the improvements of 2009. The improvements in corporate profits were so significant, and the care with which managers were running their businesses suggested that these improvements would develop judiciously and be sustained. The year was not without worry, however, as U.S. government policies and regulations and sovereign debt concerns in Europe weighed on the U.S. markets until late fall, when it became clear that our economy was moving forward independent of many of these issues.

Our sector emphasis is unlikely to change significantly in the near term, however, our focus in managing the Portfolio has shifted from the stronger macro view we applied in 2009 and early 2010, and has transitioned to our more typical stock picking approach. We see the economy and the markets as moving beyond the strong economic and market moves of the early part of the recovery. As such, we expect the greater opportunities for market returns to be in companies with better than average growth prospects selling at attractive valuations. While many of these opportunities are not sector dependent, we do see a number of sectors where there are many interesting companies in which to invest, including information technology, industrials, energy and consumer discretionary.

Optimistic but cautious

We are constructive and generally optimistic in our outlook for the domestic and global economies, but recognize that the U.S. stock market has continued to regain considerable ground, and valuations are much less compelling across the market than in early stages of the recovery. That being said, the profit recovery at

2010	ANNUAL REPORT	115

U.S. corporations has been remarkably robust, and the financial health of companies generally is such that we see earnings and cash flow streams as deserving of being valued at higher levels. We think the economic strength has broadened out to encompass more of the corporate sector in recent months, and that the U.S. economy has likely entered a self-sustaining phase that could last for some time, notwithstanding any significant weakness in the economies of our global trading partners. In addition, the backdrop of invasive government policies and the specter of higher taxes and higher interest rates have diminished, giving corporate executives more visibility with which to manage their companies, and giving investors more confidence in the business climate.

We think the market has transitioned from a macroeconomic event-driven recovery to a sustainable growth focus, where investors will need to be able to identify those specific companies that have superior growth and profitability prospects across the economic cycle. As such, we are examining valuation and organic growth opportunities carefully across all sectors as we seek out new investments for the Portfolio.

As with any mutual fund, the value of the Portfolio’s shares will change, and you could lose money on your investment.

Investing in mid-cap stocks may be more risky and volatile than investments in larger, more established companies. These and other risks are more fully described in the Portfolio’s prospectus.

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager’s views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

The index (indexes) noted are unmanaged and include reinvested dividends. One cannot invest directly in an index, nor is an index representative of Ivy Funds VIP Mid Cap Growth.

116	ANNUAL REPORT	2010

PORTFOLIO HIGHLIGHTS

Mid Cap Growth	ALL DATA IS AS OF DECEMBER 31, 2010 (UNAUDITED)

Asset Allocation

Stocks	98.1%
Consumer Discretionary	20.9%
Information Technology	18.5%
Industrials	17.6%
Financials	13.6%
Health Care	11.3%
Energy	8.1%
Consumer Staples	6.5%
Materials	1.6%
Options	0.3%
Cash and Cash Equivalents	1.6%

Top 10 Equity Holdings

Company	Sector
Whole Foods Market, Inc.	Consumer Staples
Fastenal Company	Industrials
Microchip Technology Incorporated	Information Technology
BorgWarner Inc.	Consumer Discretionary
Paychex, Inc.	Information Technology
CB Richard Ellis Group, Inc., Class A	Financials
Dresser-Rand Group Inc.	Energy
NetApp, Inc.	Information Technology
lululemon athletica inc.	Consumer Discretionary
Meredith Corporation	Consumer Discretionary

See your advisor for more information on the Portfolio’s most recently published Top 10 Equity Holdings.

2010	ANNUAL REPORT	117

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT

Mid Cap Growth	(UNAUDITED)

(1)	The value of the investment in the Portfolio is impacted by the ongoing expenses of the Portfolio and assumes reinvestment of dividends and distributions.

(2)	Because the Portfolio commenced operations on a date other than at the end of a month, and partial month calculations of the performances of the indexes (including income) are not available, investment in the indexes was effected as of April 30, 2005.

Average Annual Total Return(3)
1-year period ended 12-31-10	31.56%
5-year period ended 12-31-10	8.51%
10-year period ended 12-31-10	—
Since inception of Portfolio(4) through 12-31-10	11.17%

(3)	Data quoted is past performance and current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please call 1.888.WADDELL for the Portfolio’s most recent month-end performance. Performance data quoted does not reflect any expenses or charges associated with owning a variable life insurance policy or variable annuity contract that invests in the Portfolio’s shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower.

(4)	4-28-05 (the date on which shares were first acquired by shareholders).

Past performance is not necessarily indicative of future performance. Indexes are unmanaged.

118	ANNUAL REPORT	2010

SCHEDULE OF INVESTMENTS

Mid Cap Growth (in thousands)	DECEMBER 31, 2010

COMMON STOCKS	Shares	Value

Air Freight & Logistics – 3.5%
C.H. Robinson Worldwide, Inc.	24	$1,961
Expeditors International of Washington, Inc.	55	2,995

		4,956

Apparel Retail – 1.7%
Urban Outfitters, Inc. (A)	66	2,358

Apparel, Accessories & Luxury Goods – 3.3%
Columbia Sportswear Company	27	1,631
lululemon athletica inc. (A)	45	3,062

		4,693

Application Software – 5.1%
ANSYS, Inc. (A)	24	1,263
salesforce.com, inc. (A)	9	1,129
Solera Holdings, Inc.	51	2,616
SuccessFactors, Inc. (A)	80	2,325

		7,333

Auto Parts & Equipment – 3.4%
BorgWarner Inc. (A)	49	3,560
Gentex Corporation	45	1,333

		4,893

Communications Equipment – 0.6%
Acme Packet, Inc. (A)	16	835

Computer Storage & Peripherals – 2.2%
NetApp, Inc. (A)	57	3,124

Construction & Engineering – 2.0%
Quanta Services, Inc. (A)	145	2,878

Consumer Electronics – 1.2%
Harman International Industries, Incorporated (A)	38	1,748

Consumer Finance – 2.0%
Discover Financial Services	150	2,773

Data Processing & Outsourced Services – 2.5%
Paychex, Inc.	114	3,528

Department Stores – 1.0%
Nordstrom, Inc.	33	1,418

Distillers & Vintners – 1.7%
Brown-Forman Corporation, Class B	35	2,463

Electrical Components & Equipment – 2.1%
Cooper Industries, Ltd., Class A	24	1,402
Roper Industries, Inc.	21	1,620

		3,022

Environmental & Facilities Services – 1.3%
Stericycle, Inc. (A)	22	1,792

Food Retail – 3.4%
Whole Foods Market, Inc.	95	4,803

Health Care Distributors – 1.5%
Henry Schein, Inc. (A)	36	2,198

Health Care Equipment – 5.1%
Hospira, Inc. (A)	48	2,697
IDEXX Laboratories, Inc. (A)	19	1,329
Intuitive Surgical, Inc. (A)(B)	4	967
Varian Medical Systems, Inc. (A)	32	2,182

		7,175

COMMON STOCKS (Continued)	Shares	Value

Health Care Services – 0.8%
Accretive Health, Inc. (A)	73	$1,181

Health Care Technology – 1.4%
Cerner Corporation (A)	22	2,051

Homefurnishing Retail – 1.4%
Williams-Sonoma, Inc.	56	1,992

Hotels, Resorts & Cruise Lines – 2.2%
Starwood Hotels & Resorts Worldwide, Inc.	35	2,115
Wyndham Worldwide Corporation	35	1,050

		3,165

Human Resource & Employment Services –1.5%
Manpower Inc.	34	2,162

Industrial Machinery – 4.3%
Donaldson Company, Inc.	30	1,760
IDEX Corporation	72	2,804
Kaydon Corporation	38	1,533

		6,097

Insurance Brokers – 1.3%
Arthur J. Gallagher & Co.	65	1,879

Internet Retail – 1.0%
Netflix, Inc. (A)	8	1,353

Internet Software & Services – 1.1%
DealerTrack Holdings, Inc. (A)	78	1,572

Investment Banking & Brokerage – 2.0%
Greenhill & Co., Inc.	34	2,810

Life Sciences Tools & Services – 0.5%
TECHNE Corporation	11	693

Mortgage REITs – 0.8%
First Republic Bank (A)	38	1,105

Oil & Gas Drilling – 1.6%
Patterson-UTI Energy, Inc.	103	2,229

Oil & Gas Equipment & Services – 2.3%
Dresser-Rand Group Inc. (A)	76	3,228

Oil & Gas Exploration & Production – 4.2%
Continental Resources, Inc. (A)	25	1,459
Noble Energy, Inc.	27	2,347
Ultra Petroleum Corp. (A)	46	2,209

		6,015

Personal Products – 1.4%
Mead Johnson Nutrition Company	32	2,014

Pharmaceuticals – 2.0%
Allergan, Inc.	41	2,795

Publishing – 2.1%
Meredith Corporation	88	3,049

Real Estate Management & Development – 2.4%
CB Richard Ellis Group, Inc., Class A (A)	167	3,428

Regional Banks – 3.0%
Signature Bank (A)	58	2,879
TCF Financial Corporation	98	1,447

		4,326

2010	ANNUAL REPORT	119

SCHEDULE OF INVESTMENTS

Mid Cap Growth (in thousands)	DECEMBER 31, 2010

COMMON STOCKS (Continued)	Shares	Value
Restaurants – 1.7%
Chipotle Mexican Grill, Inc., Class A (A)	11	$2,403

Semiconductor Equipment – 1.9%
Lam Research Corporation (A)	54	2,770

Semiconductors – 5.1%
Linear Technology Corporation	54	1,864
Microchip Technology Incorporated	113	3,865
Semtech Corporation (A)	65	1,467

		7,196

Specialized Finance – 1.0%
CME Group Inc.	4	1,445

Specialty Chemicals – 1.6%
RPM International Inc.	100	2,220

Specialty Stores – 1.9%
PetSmart, Inc.	67	2,648

Thrifts & Mortgage Finance – 1.1%
Hudson City Bancorp, Inc.	122	1,560

Trading Companies & Distributors – 2.9%
Fastenal Company	68	4,092

TOTAL COMMON STOCKS – 98.1%		$139,468
(Cost: $104,032)

PUT OPTIONS	Number of Contracts	Value
iShares Russell 2000 Index, Jan $77.00, Expires 1-24-11	1	$116
Powershares QQQ Nasdaq 100, Jan $53.00, Expires 1-24-11	1	40
S&P Mid Cap 400 SPDR Trust Series 1, Jan $161.00, Expires 1-24-11	1	233

TOTAL PUT OPTIONS – 0.3%		$389
(Cost: $394)

SHORT-TERM SECURITIES – 2.1%	Principal
Master Note
Toyota Motor Credit Corporation, 0.154%, 1-3-11 (C)	$2,996	$2,996

(Cost: $2,996)

TOTAL INVESTMENT SECURITIES – 100.5%		$142,853
(Cost: $107,422)

LIABILITIES, NET OF CASH AND OTHER ASSETS – (0.5%)		(663)

NET ASSETS – 100.0%		$142,190

Notes to Schedule of Investments

(A)	No dividends were paid during the preceding 12 months.

(B)	Securities serve as cover or collateral for the following written options outstanding at December 31, 2010:

Underlying Security	Counterparty	Contracts Subject to Call	Expiration Month	Exercise Price	Premium Received	Market Value
Whole Foods Market, Inc.	UBS Securities LLC	1	January 2011	$45.00	$189	$(371)

Underlying Security	Counterparty	Contracts Subject to Put	Expiration Month	Exercise Price	Premium Received	Market Value
Intuitive Surgical, Inc.	Goldman, Sachs & Company	—*	January 2011	$220.00	$7	$(2)

*	Not shown due to rounding.

(C)	Variable rate security. Interest rate disclosed is that which is in effect at December 31, 2010. Date shown represents the date that the variable rate resets.

The following acronym is used throughout this schedule:

REIT = Real Estate Investment Trust

See Accompanying Notes to Financial Statements.

120	ANNUAL REPORT	2010

MANAGEMENT DISCUSSION

Money Market	(UNAUDITED)

Mira Stevovich	Below, Mira Stevovich, CFA, portfolio manager of Ivy Funds VIP Money Market, discusses positioning, performance and results for the fiscal year ended December 31, 2010. She has managed the Portfolio for 12 years and has 23 years of industry experience.

Navigating the credit crisis

The overall money market was seriously affected by the financial market and credit crises that rocked the markets in 2008 and early 2009. Short-term borrowing by corporations and financial institutions was affected. In an effort to help ease the pressure, the Federal Reserve injected liquidity into the market and provided various facilities whereby banks, broker-dealers and even money market funds could sell securities to the Federal Reserve to obtain liquidity.

Since then, the money market has stabilized and returned to a more normal environment, which we have experienced during the fiscal year ended December 31, 2010. During this period, the Federal Reserve continued to maintain a policy that provided liquidity to the market. As the year wound to a close, the credit markets were more settled and credit spreads had narrowed. The economy was slowly emerging from the recession, while investment grade money market rates remained at historic lows.

Lower rates, higher-quality bias

The Portfolio’s fiscal year started with the federal funds rate at between 0 percent and 0.25 percent, where it remains to date.

The drastically low federal funds rate during the Portfolio’s fiscal year restrained the performance of the Portfolio and rates on money market investments in general. We sought to maintain the Portfolio’s yield by purchasing longer-dated maturities as credit spreads were wide, and by investing in floating rate notes based on the three-month London Interbank Offered Rate (LIBOR). This move positively affected Portfolio performance and helped support the Portfolio’s yield for the first part of the fiscal year.

Credit quality remained an important factor in the management and performance of the Portfolio. We have been especially mindful of this since problems in the financial system negatively affected the money markets. We are cautious in our review of the companies and securities in which we invest. We select investments that we believe to be of the highest credit quality, based on our credit risk constraints, although this higher-quality bias can hold down yield.

Staying the course

This past year, we have emphasized investments of the highest credit quality from many industries and sectors, and we intend to continue to do so going forward. Because banks have been particularly negatively affected by the financial crisis, we have been very selective in our investment in the banking sector. We anticipate that we will continue to use floating-rate securities in the coming fiscal year, pending future developments in the money markets. We have substituted short-term corporate notes for commercial paper, when possible, since the notes typically yield higher rates of return. We intend to continue to include U.S. Treasury and government agency securities, as necessary.

In our last report to you, we indicated that the portfolio would be affected by new SEC regulations, and that has been the case during the period. We are managing the Portfolio to comply with these new regulations, which were announced in January 2010. The new regulations were designed by the SEC in an effort to provide money market investors with greater protection and more timely information about the fund in which they invest. To this end, we are maintaining daily and weekly liquidity levels according to the new regulations, to provide for the liquidity needs of our shareholders. We will continue to manage the portfolio in a prudent manner and in accordance with SEC regulations.

Please remember that an investment in the Portfolio is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager’s views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

2010	ANNUAL REPORT	121

PORTFOLIO HIGHLIGHTS

Money Market	ALL DATA IS AS OF DECEMBER 31, 2010 (UNAUDITED)

Asset Allocation

Corporate Obligations	58.1%
Commercial Paper	23.1%
Notes	22.2%
Commercial Paper (backed by irrevocable bank letter of credit)	9.9%
Notes (backed by irrevocable bank letter of credit)	2.9%
Municipal Obligations	34.4%
United States Government and Government Agency Obligations	5.7%
Cash and Other Assets, Net of Liabilities	1.8%

122	ANNUAL REPORT	2010

SCHEDULE OF INVESTMENTS

Money Market (in thousands)	DECEMBER 31, 2010

CORPORATE OBLIGATIONS	Principal	Value

Commercial Paper (A)
Axis Bank Limited,
0.620%, 4–19–11	$1,600	$1,597
Bank of Nova Scotia,
0.190%, 1–28-11	5,000	4,999
Corporacion Andina de Fomento:
0.190%, 1–4–11	5,700	5,700
0.780%, 12–7–11	2,000	1,985
John Deere Credit Limited (John Deere Capital Corporation):
0.230%, 1–10–11	3,000	3,000
0.220%, 1–18–11	1,000	1,000
0.240%, 1–20–11	1,500	1,500
0.240%, 1–21–11	3,000	2,999
Nokia Corp.:
0.230%, 1–18–11	4,000	3,999
0.230%, 1–19–11	3,000	3,000
PACCAR Financial Corp.,
0.190%, 1–14–11	1,106	1,106
PacifiCorp,
0.180%, 1–3–11	840	840
Panasonic Finance America, Inc.:
0.370%, 1–13–11	2,000	2,000
0.430%, 2–14–11	4,500	4,498
Sara Lee Corporation,
0.170%, 1–3–11	845	845
Wisconsin Electric Power Co.,
0.190%, 1–6–11	2,000	2,000

Total Commercial Paper – 23.1%		41,068
Commercial Paper (backed by irrevocable bank letter of credit) (A)
COFCO Capital Corp. (Rabobank Nederland):
0.260%, 1–20–11	3,834	3,834
0.260%, 1–25–11	4,775	4,774
ICICI Bank Limited (Bank of America, N.A.),
0.440%, 3–14–11	4,000	3,996
River Fuel Company #2, Inc. (Bank of New York (The)),
0.260%, 1–31–11	2,400	2,399
River Fuel Trust #1 (Bank of New York (The)),
0.290%, 1–31–11	2,675	2,674

Total Commercial Paper (backed by irrevocable bank letter of credit) – 9.9%		17,677
Notes
American Honda Finance Corp.,
2.800%, 3–2–11 (B)	400	404
Bank of America Corporation,
5.375%, 8–15–11	1,000	1,028
Bank of America, N.A.,
0.588%, 1–24–11 (B)	1,300	1,300
BellSouth Corporation,
4.295%, 4–26–11 (C)	4,800	4,854
Citigroup Inc.:
6.500%, 1–18–11	475	477
0.374%, 2–18–11 (B)	4,000	3,990
5.100%, 9–29–11	1,799	1,853
Countrywide Home Loans Inc. (Bank of America),
4.000%, 3–22–11	3,500	3,527
General Electric Capital Corporation,
0.464%, 2–22–11 (B)	930	931

CORPORATE OBLIGATIONS (Continued)	Principal	Value
Notes (Continued)
IBM International Group Capital LLC (International Business Machines Corporation),
0.548%, 2–28–11 (B)	$1,500	$1,500
Kimberly-Clark Corporation,
4.428%, 12–19–11	2,000	2,071
Rabobank Nederland:
0.264%, 1–10–11 (B)	4,137	4,137
0.354%, 2–16–11 (B)	1,000	1,000
Royal Bank of Scotland plc (The),
0.731%, 1–28–11 (B)	5,300	5,300
Toyota Motor Credit Corporation,
0.440%, 3–14–11 (B)	4,000	4,000
Washington Mutual Finance Corp. (Citigroup),
6.875%, 5–15–11	1,000	1,022
Wells Fargo & Company,
0.738%, 1–24–11 (C)	2,000	2,001

Total Notes – 22.2%		39,395
Notes (backed by irrevocable bank letter of credit)
Conestoga Wood Specialties Corp, Var Rate Demand Rev Bonds, Ser 2000 (Wachovia Bank, N.A.),
0.340%, 1–3–11 (B)	1,255	1,255
The Academy of the New Church, Taxable Var Rate Demand Bonds, Ser 2008 (Wachovia Bank, N.A.),
0.290%, 1–3–11 (B)	2,580	2,580
Trap Rock Industries, Inc., Taxable Var Demand Bonds, Ser 2005 (Wachovia Bank, N.A.),
0.290%, 1–3–11 (B)	1,410	1,410

Total Notes (backed by irrevocable bank letter of credit) – 2.9%		5,245

TOTAL CORPORATE OBLIGATIONS – 58.1%		$103,385
(Cost: $103,385)

MUNICIPAL OBLIGATIONS
California – 4.3%
CA Hlth Fac Fin Auth, Var Rate Hosp Rev Bonds (Adventist Hlth Sys/West), Ser 1998B (Bank of America, N.A.),
0.310%, 1–3–11 (B)	2,400	2,400
CA Pollutn Ctl Fin Auth, Pollutn Ctl Rfdg Rev Bonds (Pacific Gas and Elec Co), Ser C (JPMorgan Chase Bank, N.A.),
0.290%, 1–3–11 (B)	4,250	4,250
Cnty of Santa Clara, Teeter Plan Oblig, Commercial Paper Notes, Ser A (JPMorgan Chase Bank, N.A.),
0.280%, 1–3–11	1,000	1,000

		7,650

Colorado – 4.9%
Castle Rock, CO, Var Rate Cert of Participation, Ser 2008 (Wells Fargo Bank, N.A.),
0.400%, 1–3–11 (B)	4,200	4,200

2010	ANNUAL REPORT	123

SCHEDULE OF INVESTMENTS

Money Market (in thousands)	DECEMBER 31, 2010

MUNICIPAL OBLIGATIONS (Continued)	Principal	Value

Colorado (Continued)
CO Hlth Fac Auth, Var Rate Rev Bonds (Exempla, Inc.), Ser 2009A (U.S. Bank, N.A.),
0.270%, 1–5–11 (B)	$1,965	$1,965
Exempla General Impvt Dist of Lafayette, CO, Spl Impvt Dist No. 02–01, Spl Assmt Var Rate Rev Rfdg and Impvt Bonds, Ser 2002 (Wells Fargo Bank, N.A.), 0.330%, 1–3–11 (B)	250	250
Harvest Junction Metro Dist (Longmont, CO), Ltd Tax GO Var Rate Bonds, Ser 2006 (U.S. Bank N.A.), 0.400%, 1–3–11 (B)	1,105	1,105
Westminster Econ Dev Auth, CO, Tax Increment Var Rate Rev Rfdg Bonds (Mandalay Gardens Urban Renewal Proj), Ser 2009 (U.S. Bank N.A.), 0.400%, 1–3–11 (B)	1,145	1,145

		8,665

Florida – 1.4%
City of Cape Coral, Florida (Bank of America, N.A.), 0.320%, 1–5–11	1,000	1,000
Pinellas Cnty Edu Fac Auth, Rfdg Prog Rev Bonds (Pooled Independent Higher Edu Institutions Loan Prog), Ser 1985 (Wachovia Bank, N.A.), 0.330%, 1–6–11	1,400	1,400

		2,400

Georgia – 4.9%
Dev Auth of Talbot Cnty, Incremental Taxable Indl Dev Var Rate Rev Bonds (Junction City Mining Co, LLC Proj), Ser 2000 (Wachovia Bank, N.A.), 0.340%, 1–3–11 (B)	305	305
Muni Elec Auth of GA, 0.320%, 2–9–11	8,500	8,500

		8,805

Illinois – 2.6%
Elmurst, IL, Adj Demand Rev Bonds, Joint Commission on Accreditation of Hlthcare Organizations, Ser 1988 (JPMorgan Chase Bank, N.A.), 0.330%, 1–3–11 (B)	920	920
IL Fin Auth (Loyola Univ of Chicago Fin Prog), Commercial Paper Rev Notes, 0.260%, 2–2–11	3,300	3,300
IL Fin Auth, Var Rate Demand Rev Bonds (The Carle Fndtn), Ser 2009 (JPMorgan Chase Bank, N.A.), 0.310%, 1–3–11 (B)	400	400

		4,620

Louisiana – 2.9%
LA Pub Fac Auth, Var Rate Rev Bonds (Air Products and Chemicals Proj), Ser 2009A (Bank of New York Mellon Trust Company, N.A. (The)), 1.750%, 1–3–11 (B)	750	750
LA Pub Fac Auth, Var Rate Rev Rfdg Bonds (CHRISTUS Hlth), Ser 2009B-1 (Bank of New York (The)),
0.280%, 1–5–11 (B)	1,750	1,750

MUNICIPAL OBLIGATIONS (Continued)	Principal	Value

Louisiana (Continued)
Parish of St. Bernard, LA, Exempt Fac Var Rate Rev Bonds (Mobil Oil Corp Proj), Ser 1996 (Exxon Mobil Corporation), 0.270%, 1–3–11 (B)	$2,700	$2,700

		5,200

Maryland – 0.5%
MD Hlth and Higher Edu Fac Auth Rev Bonds, Anne Arundel Hlth Sys Issue, Ser 2009A (Wachovia Bank, N.A.), 0.290%, 1–3–11 (B)	945	945

Massachusetts – 1.7%
MA Hlth and Edu Fac Auth, Var Rate Rev Bonds, Dana-Farber Cancer Institute Issue, Ser 2008L-1 (JPMorgan Chase Bank, N.A.), 0.300%, 1–3–11 (B)	3,000	3,000

Mississippi – 6.9%
MS Bus Fin Corp, Adj Mode Indl Dev Rev Bonds (Belk, Inc. Proj), Ser 2005 (Wachovia Bank, N.A.), 0.290%, 1–3–11 (B)	3,936	3,936
MS Bus Fin Corp, Gulf Opp Zone Indl Dev Var Rate Rev Bonds (Chevron U.S.A. Inc. Proj), Ser 2007D (Chevron Corporation), 0.280%, 1–3–11 (B)	7,600	7,600
MS Business Fin Corp, Gulf Opportunity Zone Indl Dev Rev Bonds (Chevron U.S.A. Inc. Proj) (Chevron Corporation), 0.280%, 1–3–11 (B)	750	750

		12,286

Missouri – 0.8%
Kansas City, MO, Var Rate Demand Taxable Spl Oblig Rfdg Bonds (President Hotel Redev Proj), Ser 2009B (JPMorgan Chase & Co.), 0.410%, 1–3–11 (B)	1,370	1,370

New York – 0.8%
NY Hsng Fin Agy, Related–Caroline Apartments Hsng Rev Bonds, Ser 2008A (Federal Home Loan Mortgage Corporation), 0.360%, 1–3–11 (B)	900	900
NYC Indl Dev Agy, Var Rate Demand Civic Fac Rfdg and Impvt Rev Bonds (Touro College Proj), Ser 2007 (JPMorgan Chase Bank, N.A.), 0.320%, 1–3–11 (B)	555	555

		1,455

Texas – 1.0%
Harris Cnty Hosp Dist, Sr Lien Rfdg Var Rate Rev Bonds, Ser 2010 (JPMorgan Chase Bank, N.A.), 0.340%, 1–3–11 (B)	1,000	1,000
Port Arthur Navigation Dist Indl Dev Corp, Exempt Fac Var Rate Rev Bonds (Air Products Proj), Ser 2005 (Air Products and Chemicals, Inc.), 1.500%, 1–3–11 (B)	750	750

		1,750

124	ANNUAL REPORT	2010

SCHEDULE OF INVESTMENTS

Money Market (in thousands)	DECEMBER 31, 2010

MUNICIPAL OBLIGATIONS (Continued)	Principal	Value

West Virginia – 0.9%
WV Econ Dev Auth, Solid Waste Disp Fac Rev Bonds (Appalachian Power Co–Amos Proj), Ser 2009B, 0.290%, 1–3–11 (B)	$1,561	$1,561

Wisconsin – 0.4%
WI Hlth and Edu Fac Auth, Var Rate Demand Rev Bonds (Wausau Hosp, Inc.), Ser 1998B (JPMorgan Chase Bank, N.A.), 0.330%, 1–3–11 (B)	700	700

Wyoming – 0.4%
Uinta Cnty, WY, Pollutn Ctl Rfdg Rev Bds (Chevron U.S.A. Inc. Proj), Ser 1992 (Chevron Corporation), 0.280%, 1-3-11 (B)	750	750

TOTAL MUNICIPAL OBLIGATIONS – 34.4%		$61,157
(Cost: $61,157)

UNITED STATES GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS
United States Government Agency Obligations
Defeased Loan Trust 2010-2, 1.040%, 8–13–11	1,742	1,742
Overseas Private Investment Corporation:
0.280%, 2–15–11 (B)	1,000	1,000
0.280%, 3–15–11 (B)	1,250	1,250
0.320%, 3–15–11 (B)	2,750	2,750
0.320%, 5–15–11 (B)	1,584	1,584
Totem Ocean Trailer Express, Inc. (United States Government Guaranteed Ship Financing Obligations), 0.552%, 4-15-11 (B)	1,803	1,803

TOTAL UNITED STATES GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS – 5.7%		$10,129
(Cost: $10,129)

TOTAL INVESTMENT SECURITIES – 98.2%		$174,671
(Cost: $174,671)

CASH AND OTHER ASSETS, NET OF LIABILITIES – 1.8%		3,262

NET ASSETS – 100.0%		$177,933

Notes to Schedule of Investments

(A)	Rate shown is the yield to maturity at December 31, 2010.

(B)	Variable rate security. Interest rate disclosed is that which is in effect at December 31, 2010. Date shown represents the date that the variable rate resets.

(C)	Variable rate security. Interest rate disclosed is that which is in effect at December 31, 2010.

See Accompanying Notes to Financial Statements.

2010	ANNUAL REPORT	125

MANAGEMENT DISCUSSION

Real Estate Securities	(UNAUDITED)

Joseph R. Betlej	Lowell R. Bolken

Ivy Funds VIP Real Estate Securities is subadvised by Advantus Capital Management, Inc.

Below, Joseph R. Betlej, CFA, and Lowell R. Bolken, CFA, portfolio managers of Ivy Funds VIP Real Estate Securities, discuss positioning, performance and results for the fiscal year ended December 31, 2010. Mr. Betlej has managed the Portfolio since its inception in 2004 and has 26 years of industry experience. Mr. Bolken has managed the Portfolio for five years and has 21 years of industry experience.

Fiscal Year Performance

For the 12 Months Ended December 31, 2010
Ivy Funds VIP Real Estate Securities	28.51%
Benchmark(s) and/or Lipper Category
Wilshire Real Estate Securities Index	29.13%
(generally reflects the performance of securities representing the commercial real estate market)
Lipper Variable Annuity Real Estate Funds Universe Average	23.75%
(generally reflects the performance of the universe of funds with similar investment objectives)

Please note that Portfolio returns include applicable fees and expenses while index returns do not include any such fees. Also, the Portfolio’s performance data does not take into account any product expenses or charges associated with owning a variable life or annuity policy, which is invested in Ivy Funds Variable Insurance Portfolios.

A year of change

The year was marked by a significant change in investor outlooks. Confidence was weak initially, but building up as the year continued — whether for the economy, jobs, or the real estate markets. Yet actual results remain tentative as we look into 2011. We expect economic growth to be positive in 2011, with greater expectations for strength in the first half. While corporate earnings have been growing, companies are slow to hire permanent employees with memories of the recent recession still at the forefront. Additionally, the earnings growth has been more of a factor of expense management. If revenue-generated earnings growth continues, we would expect to see job growth in 2011. Leading indicators of employment (temporary hiring statistics, average hourly wages and average hours worked) continue to move slowly in a positive direction.

Confidence in the economy and the employment situation is beginning to translate into better fundamentals for commercial real estate. Occupancy rates have bottomed and have begun to rebound for most property types during the year. Rental rate growth is prevalent in sectors that have shown occupancy improvement, with dramatic progress in apartments and hotels in recent months. Office markets have yet to improve, with the exception of New York and Washington D.C.

Easy money

The big story for commercial real estate is the rebound of capital availability to the sector. With the better outlook for commercial real estate, capital flow has gone from “hard to get” to quite robust during the year. Roughly $31 billion of equity was issued by publicly traded North American Real Estate Investment Trusts (REITs). An additional $21 billion of senior unsecured debt was also raised by these companies, along with mortgage debt. Another surprise was the re-emergence of the commercial mortgage-backed securities (CMBS) market — a positive for improving valuations to the sector. While debt was expensive and scarce at the beginning of the year, it was much easier to access and cheaper by year-end. This capital allowed companies to restructure their balance sheets, but much of the more recent capital raises by REITs were used to acquire new assets.

Dividend increases also were quite prevalent in 2010 as 52 REITs raised their dividends in the range of 1 to 200 percent, signaling a rebound in earnings growth and durability. As REIT earnings begin to build, we believe that further dividend increases will be likely, as many REITs are paying out only the minimum required to qualify as a REIT.

Sources of strength, weakness

Best performing securities were in the apartment, hotel and regional mall property types. Apartments are benefiting from increasing demand due to a better jobs outlook and changing demand from home ownership. Hotels are enjoying a better-than-expected rebound in property level revenues that are driving operating earnings. Regional malls performed well as retail sales steadily improved throughout the year. Due to better availability of capital, many over-leveraged companies did well with the ability to restructure their balance sheets with less-expensive capital. Worst performers were the suburban office and health care real estate companies. Suburban office did not fare well due to falling demand and rental rates for that property type. Health care real estate is considered defensive and stable, and we would not expect it to perform well in a market that shifted its demand into outsized growth opportunities.

The real estate securities sector experienced a fair amount of price fluctuation during the year due to conflicting economic outlooks, overall market volatility, the elections, quantitative easing discussion and a roughly 140 basis-point drop followed by a rise of 100 basis points in the 10-year Treasury yield. Many positions were added and sold during the year as we remained disciplined in our buy/sell strategy. Additions of companies with short lease terms (apartments, hotels, and self-storage) were added when

126	ANNUAL REPORT	2010

valuations were appropriate. As capital availability became more predictable, we had the opportunity to buy lesser quality companies that were restructuring their balance sheets and lowering their cost of capital. Defensive names (health care and net lease) were reduced through the year as the investors became more aggressive. The large number of equity issuances also provided opportunities to buy companies that were issuing at a discount. Overall, stock picking contributed the most to our performance.

We believe even better days ahead

The table has been set for solid operating fundamentals for commercial real estate in 2011, should the economic recovery be deemed durable. We believe that the economy and jobs are in early stages of recovery, with the risk to growth expectations on the upside. New supply remains virtually non-existent in most property types, allowing any incremental new demand to absorb market vacancies. Capital is attractively priced, allowing companies to continue to restructure balance sheets and fund new accretive acquisition opportunities.

Much of the expected growth is largely priced into the stocks. Stocks are trading at cash flow multiples that are above long-term averages. But that should be expected, as we are in front of a wave of cash flow growth that we expect will justify current valuations. While we saw similar multiples in this group in 2006, that was a time of peaking occupancies and rental rates — a much different situation from the growth environment that we are in today. Barring macro-economic weakness, real estate stocks should perform well, particularly with the expectation of significant dividend growth for these companies. However, a spike in interest rates could derail the REIT recovery due to their strong dependence on financing, as higher cost of capital would impact valuations and the ability to buy assets accretively.

Fiscal year 2011 should be a year where stock picking will be rewarded versus the momentum-oriented markets of the last few years. Outsized performance likely will be rewarded to companies that have strong property operations expertise. This strength should result in better-than-average operating cash flow growth, translating into accelerating dividend growth over the next few years. Many investors are seeking income opportunities with growth in today’s market, favoring REITs with solid dividends. In addition, while they are difficult to find, those companies that can source acquisitions that exceed their cost of capital should also generate strong earnings growth. Expectations for lender-owned foreclosed properties coming to market for sale may finally come to fruition in the next few years, rewarding the patience of the REITs with dry powder and low cost of capital. Overall, increased flows to equities should also benefit REITs.

As with any mutual fund, the value of the Portfolio’s shares will change, and you could lose money on your investment.

Investment risks associated with real estate securities, in addition to other risks, include rental income fluctuation,

depreciation, property tax value changes and differences in real estate market values. Real estate securities are subject to interest rate risk and, as such, the Portfolio’s net asset value may fall as interest rates rise. Investing in companies involved in one specified sector may be more risky and volatile than an investment with greater diversification. These and other risks are more fully described in the Portfolio’s prospectus.

The opinions expressed in this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. The managers’ views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

The index (indexes) noted are unmanaged and include reinvested dividends. One cannot invest directly in an index, nor is an index representative of Ivy Funds VIP Real Estate Securities.

2010	ANNUAL REPORT	127

PORTFOLIO HIGHLIGHTS

Real Estate Securities	ALL DATA IS AS OF DECEMBER 31, 2010 (UNAUDITED)

Asset Allocation

Stocks	95.0%
Financials	92.2%
Consumer Discretionary	1.5%
Telecommunication Services	0.9%
Health Care	0.4%
Cash and Cash Equivalents	5.0%

Top 10 Equity Holdings

Company	Sector	Industry
Simon Property Group, Inc.	Financials	Retail REITs
HCP, Inc.	Financials	Specialized REITs
Equity Residential	Financials	Residential REITs
ProLogis	Financials	Industrial REITs
Vornado Realty Trust	Financials	Diversified REITs
Macerich Company (The)	Financials	Retail REITs
Host Hotels & Resorts, Inc.	Financials	Specialized REITs
Digital Realty Trust, Inc.	Financials	Office REITs
Boston Properties, Inc.	Financials	Office REITs
Brookfield Properties Corporation	Financials	Real Estate Management & Development

See your advisor for more information on the Portfolio’s most recently published Top 10 Equity Holdings.

128	ANNUAL REPORT	2010

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT

Real Estate Securities	(UNAUDITED)

(1)	The value of the investment in the Portfolio is impacted by the ongoing expenses of the Portfolio and assumes reinvestment of dividends and distributions.

(2)	Because the Portfolio commenced operations on a date other than at the end of a month, and partial month calculations of the performances of the indexes (including income) are not available, investment in the indexes was effected as of May 31, 2004.

Average Annual Total Return(3)
1-year period ended 12-31-10	28.51%
5-year period ended 12-31-10	2.10%
10-year period ended 12-31-10	—
Since inception of Portfolio(4) through 12-31-10	7.70%

(3)	Data quoted is past performance and current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please call 1.888.WADDELL for the Portfolio’s most recent month-end performance. Performance data quoted does not reflect any expenses or charges associated with owning a variable life insurance policy or variable annuity contract that invests in the Portfolio’s shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower.

(4)	5-27-04 (the date on which shares were first acquired by shareholders).

Past performance is not necessarily indicative of future performance. Indexes are unmanaged.

2010	ANNUAL REPORT	129

SCHEDULE OF INVESTMENTS

Real Estate Securities (in thousands)	DECEMBER 31, 2010

COMMON STOCKS	Shares	Value

Diversified Real Estate Activities – 3.2%
Campus Crest Communities, Inc.	30	$414
DuPont Fabros Technology, Inc.	27	571
Jones Lang LaSalle Incorporated	3	269

		1,254

Diversified REITs – 5.1%
PS Business Parks, Inc.	5	284
Retail Opportunity Investments Corp.	14	143
Vornado Realty Trust	14	1,200
Washington Real Estate Investment Trust	14	418

		2,045

Health Care Facilities – 0.4%
Brookdale Senior Living, Inc. (A)	8	178

Hotels, Resorts & Cruise Lines – 1.5%
Gaylord Entertainment Company (A)	13	456
Marriott International, Inc., Class A	3	139

		595

Industrial REITs – 5.7%
AMB Property Corporation	11	358
First Potomac Realty Trust	41	691
ProLogis	84	1,209

		2,258

Office REITs – 18.8%
Alexandria Real Estate Equities, Inc.	12	842
BioMed Realty Trust, Inc.	54	998
Boston Properties, Inc.	12	1,033
Brandywine Realty Trust	60	699
Corporate Office Properties Trust	23	818
Digital Realty Trust, Inc.	21	1,098
Douglas Emmett, Inc.	38	625
Kilroy Realty Corporation	10	346
Mack-Cali Realty Corporation	12	393
SL Green Realty Corp.	9	635

		7,487

Real Estate Management & Development – 3.3%
Brookfield Properties Corporation	59	1,027
CB Richard Ellis Group, Inc., Class A (A)	15	301

		1,328

Real Estate Operating Companies – 2.0%
Forest City Enterprises, Inc., Class A (A)	35	578
Hudson Pacific Properties, Inc.	14	212

		790

Residential REITs – 15.7%
American Campus Communities, Inc.	21	667
Associated Estates Realty Corporation	31	480
AvalonBay Communities, Inc.	1	75
BRE Properties, Inc., Class A	11	474
Camden Property Trust	10	556
Equity Lifestyle Properties, Inc.	8	453
Equity Residential	34	1,776
Essex Property Trust, Inc.	3	326
Home Properties, Inc.	7	411
Mid-America Apartment Communities, Inc.	4	273
UDR, Inc.	32	746

		6,237

Retail REITs – 21.0%
Acadia Realty Trust	29	538
Agree Realty Corporation	8	207

COMMON STOCKS (Continued)	Shares	Value
Retail REITs (Continued)
CBL & Associates Properties, Inc.	19	$327
Developers Diversified Realty Corporation	36	509
Equity One, Inc.	25	449
Federal Realty Investment Trust	5	421
General Growth Properties, Inc.	42	646
Kite Realty Group Trust	10	55
Macerich Company (The)	25	1,184
Regency Centers Corporation	11	448
Simon Property Group, Inc.	32	3,206
Weingarten Realty Investors	15	354

		8,344

Specialized REITs – 16.9%
Chatham Lodging Trust	3	59
DiamondRock Hospitality Company (A)	55	665
Extra Space Storage Inc.	17	299
HCP, Inc.	49	1,788
Health Care REIT, Inc.	12	591
Hersha Hospitality Trust	24	159
Host Hotels & Resorts, Inc.	62	1,112
LaSalle Hotel Properties	16	412
Nationwide Health Properties, Inc.	8	287
Pebblebrook Hotel Trust	17	350
Public Storage, Inc.	7	669
U-Store-It Trust	34	320

		6,711

Wireless Telecommunication Service – 0.9%
American Tower Corporation, Class A (A)	4	206
Crown Castle International Corp. (A)	3	136

		342

TOTAL COMMON STOCKS – 94.5%		$37,569
(Cost: $34,586)

PREFERRED STOCKS – 0.5%
Diversified REITs
CapLease, Inc., 8.125% Series A Cumulative (A)	8	$192

(Cost: $178)

SHORT-TERM SECURITIES – 3.6%	Principal
Master Note
Toyota Motor Credit Corporation, 0.154%, 1–3–11 (B)	$1,451	$1,451

(Cost: $1,451)

TOTAL INVESTMENT SECURITIES – 98.6%		$39,212
(Cost: $36,215)

CASH AND OTHER ASSETS, NET OF LIABILITIES – 1.4%		559

NET ASSETS – 100.0%		$39,771

Notes to Schedule of Investments

(A)	No dividends were paid during the preceding 12 months.

(B)	Variable rate security. Interest rate disclosed is that which is in effect at December 31, 2010. Date shown represents the date that the variable rate resets.

The following acronym is used throughout this schedule:

REIT = Real Estate Investment Trust

See Accompanying Notes to Financial Statements.

130	ANNUAL REPORT	2010

MANAGEMENT DISCUSSION

Science and Technology	(UNAUDITED)

Zachary H. Shafran	Below, Zachary H. Shafran, portfolio manager of Ivy Funds VIP Science and Technology, discusses positioning, performance and results for the fiscal year ended December 31, 2010. He has managed the Portfolio for 10 years and has 22 years of industry experience.

Fiscal Year Performance

For the 12 Months Ended December 31, 2010
Ivy Funds VIP Science and Technology	12.75%
Benchmark(s) and/or Lipper Category
S&P North American Technology Sector Index	12.65%
(generally reflects the performance of U.S. science and technology stocks)
Lipper Variable Annuity Science & Technology Funds Universe Average	20.51%
(generally reflects the performance of the universe of funds with similar investment objectives)

Please note that Portfolio returns include applicable fees and expenses while index returns do not include any such fees. Also, the Portfolio’s performance data does not take into account any product expenses or charges associated with owning a variable life or annuity policy, which is invested in Ivy Funds Variable Insurance Portfolios.

A volatile year

The economic picture improved dramatically in fiscal year 2010. Equities generally moved higher during the first calendar quarter, albeit at a slower pace than they did during the second half of 2009. The April 20 oil rig explosion and subsequent massive oil spill in the Gulf of Mexico, which generated ominous headlines on a daily basis and sent a ripple through global markets, weighed on confidence. Although many economic indicators pointed to continued recovery in the U.S. economy, domestic equities spent the first quarter of 2010 largely searching for direction. But as the economic recovery gained momentum in the second quarter, investor confidence grew quickly. The markets rallied, fueled by economic data reflecting stabilized global credit markets and healthy first and second quarter corporate profits.

However, the mid-year emergence of the European debt crisis reignited fears of a double-dip recession. That concern, along with a slowdown in U.S. economic growth, uncertainty surrounding health care and financial reform and concern that China’s economy is growing too fast, drove a sharp global correction. Investors staged a flight to quality, driving U.S. bond yields to historical lows. By mid-quarter, anxiety about huge deficits in the world’s developed economies restrained equities and piqued fears of another global recession.

Conditions improved markedly in August, however, with slightly stronger economic data and optimism that mid-term elections may have positive outcomes for the economy. Stocks enjoyed a third-quarter rally that boosted investor optimism. During the quarter, the National Bureau of Economic Research announced that the “great Recession,” the longest lasting since the great Depression, officially ended in June 2009, further brightening prospects. At the same time, the Federal Reserve announced it would enact another phase of quantitative easing. U.S. markets responded very favorably, with the major indexes posting impressive gains and Wall Street racking up its fourth-largest profit for the year. Stocks were further boosted in December with the passage of a much-wrangled tax package that extended the Bush-era tax cuts. The final quarter of the year was particularly strong for the technology sector, with many firms reporting solid earnings growth.

Conservative posture, focus on biotech

Although the Portfolio produced a solid return, edging past its benchmark index, results trailed those of its peer group. Several factors drove this relative underperformance, including the Portfolio’s underweight in technology firms. During the first half of the period, this underweight was an advantage, as the technology sector lagged the broader market due to concern about less-than-robust demand in the United States and Europe, where companies struggling through the recession were loath to spend on technology upgrades. That relative underweight ultimately restrained performance when the technology sector was lifted by the strong performance of a handful of “momentum names” — firms involved with server virtualization, cloud computing and software as a service — that the Portfolio did not hold. We believed these firms, which enjoyed a very strong run up in 2009, were fully valued, but ultimately, they still had some room to grow.

An additional and perhaps more significant driver of relative underperformance was the Portfolio’s significant and increasing exposure to biotechnology names — specifically, those that are generating new therapies and approaches to treating disease. These firms and health care stocks in general were under pressure during 2009 and much of 2010 as health care reform wound its way through Congress. Those concerns eased only marginally after President Obama signed legislation in March. The topic remains divisive, as Republicans consider a mandate to repeal the entire package, and concerns remain about the potential for a more difficult and complicated regulatory environment and higher taxes. In our view, the heath care reform is really more an expansion of existing law than it is true reform. Although the

2010	ANNUAL REPORT	131

debate ultimately restrained some Portfolio holdings during the year, over time, we think the new legislation will help many firms in this space.

During the period we added some alternative energy names. Previously we had shied away from the solar space due to concerns about funding and cost competition issues surrounding traditional sources of energy. We began to think those concerns were overdone, and we identified and pursued several attractive opportunities. Solar installs in China and India have started to increase, and we are watching that closely.

Seeking companies with staying power

Our strategy remains unchanged moving forward. We are adhering to our long-held approach to finding opportunities that benefit from improving economies in the developed world but also take advantage of rising standards of living in emerging markets that are growing rapidly and where access to better health care is rising dramatically. We do this by applying a largely bottom-up, fundamentally driven research process with an overarching top-down perspective. We are looking to sectors that we think are best able to weather a difficult economic environment and to companies that appear to be attractively valued and whose businesses we believe are stable and are largely self sufficient when it comes to the need for capital.

As for our global outlook, we remain optimistic, despite sovereign debt concerns in pockets of Europe. We do have concerns about potential geopolitical disruptions — most specifically, the threat of terrorism in whatever form or forms it may materialize. We believe the world of science and technology is full of opportunity, and we look forward to potentially uncovering and capitalizing upon that opportunity for our investors.

As with any mutual fund, the value of the Portfolio’s shares will change, and you could lose money on your investment.

Investing in companies involved in one specified sector may be more risky and volatile than an investment with greater diversification. International investing involves additional risks including currency fluctuations, political or economic conditions affecting the foreign country and differences in accounting standards and foreign regulations. These and other risks are more fully described in the Portfolio’s prospectus.

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager’s views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

The index (indexes) noted are unmanaged and include reinvested dividends. One cannot invest directly in an index, nor is an index representative of Ivy Funds VIP Science and Technology.

132	ANNUAL REPORT	2010

PORTFOLIO HIGHLIGHTS

Science and Technology	ALL DATA IS AS OF DECEMBER 31, 2010 (UNAUDITED)

Asset Allocation

Stocks	97.9%
Information Technology	71.6%
Health Care	13.1%
Industrials	4.8%
Consumer Staples	4.5%
Telecommunication Services	2.9%
Financials	0.7%
Consumer Discretionary	0.3%
Bonds	0.8%
Corporate Debt Securities	0.8%
Cash and Cash Equivalents	1.3%

Country Weightings

North America	84.9%
United States	83.6%
Other North America	1.3%
Pacific Basin	5.6%
South Korea	3.5%
Other Pacific Basin	2.1%
Europe	4.8%
Spain	4.1%
Other Europe	0.7%
Bahamas/Caribbean	2.0%
South America	1.4%
Cash and Cash Equivalents	1.3%

Top 10 Equity Holdings

Company	Sector	Industry
Alliance Data Systems Corporation	Information Technology	Data Processing & Outsourced Services
Aspen Technology, Inc.	Information Technology	Application Software
Apple Inc.	Information Technology	Computer Hardware
Microsoft Corporation	Information Technology	Systems Software
Cree, Inc.	Information Technology	Semiconductors
ACI Worldwide, Inc.	Information Technology	Application Software
Genzyme Corporation	Health Care	Biotechnology
Lawson Software, Inc.	Information Technology	Application Software
Samsung Electronics Co., Ltd.	Information Technology	Semiconductors
Telvent GIT, S.A.	Information Technology	IT Consulting & Other Services

See your advisor for more information on the Portfolio’s most recently published Top 10 Equity Holdings.

2010	ANNUAL REPORT	133

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT

Science and Technology	(UNAUDITED)

(1)	The value of the investment in the Portfolio is impacted by the ongoing expenses of the Portfolio and assumes reinvestment of dividends and distributions.

Average Annual Total Return(2)
1-year period ended 12-31-10	12.75%
5-year period ended 12-31-10	7.54%
10-year period ended 12-31-10	5.53%

(2)	Data quoted is past performance and current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please call 1.888.WADDELL for the Portfolio’s most recent month-end performance. Performance data quoted does not reflect any expenses or charges associated with owning a variable life insurance policy or variable annuity contract that invests in the Portfolio’s shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower.

Past performance is not necessarily indicative of future performance. Indexes are unmanaged.

134	ANNUAL REPORT	2010

SCHEDULE OF INVESTMENTS

Science and Technology (in thousands)	DECEMBER 31, 2010

COMMON STOCKS	Shares	Value

Agricultural Products – 4.5%
Archer Daniels Midland Company	267	$8,031
Bunge Limited	102	6,683

		14,714

Application Software – 12.8%
ACI Worldwide, Inc. (A)	522	14,023
Aspen Technology, Inc. (A)	1,253	15,910
Lawson Software, Inc. (A)	1,286	11,891

		41,824

Biotechnology – 10.1%
Amgen Inc. (A)	142	7,796
Genzyme Corporation (A)	190	13,499
Isis Pharmaceuticals, Inc. (A)	155	1,572
Vertex Pharmaceuticals Incorporated (A)	288	10,071

		32,938

Communications Equipment – 1.3%
Research In Motion Limited (A)	72	4,191

Computer Hardware – 5.8%
Apple Inc. (A)	49	15,773
Hewlett-Packard Company	75	3,162

		18,935

Computer Storage & Peripherals – 0.5%
Compellent Technologies, Inc. (A)	57	1,578

Consumer Electronics – 0.3%
Garmin Ltd.	27	843

Consumer Finance – 0.7%
NetSpend Holdings, Inc. (A)	173	2,217

Data Processing & Outsourced Services – 11.1%
Alliance Data Systems Corporation (A)	260	18,483
Euronet Worldwide, Inc. (A)	449	7,831
VeriFone Holdings, Inc. (A)	210	8,101
WNS (Holdings) Limited, ADR (A)	143	1,657

		36,072

Diversified Support Services – 0.7%
EnerNOC, Inc. (A)	102	2,444

Electronic Components – 2.7%
POWER-ONE, INC. (A)	860	8,770

Electronic Equipment & Instruments – 2.5%
Elster Group SE, ADR (A)	133	2,241
Itron, Inc. (A)	104	5,789

		8,030

Health Care Distributors – 0.3%
Animal Health International, Inc. (A)	359	1,029

Health Care Services – 0.9%
Fleury S.A. (B)	46	732
Fleury S.A. (B)(C)	131	2,100

		2,832

COMMON STOCKS (Continued)	Shares	Value

Health Care Technology – 1.3%
Cerner Corporation (A)	45	$4,292

Industrial Machinery – 4.1%
ESCO Technologies Inc.	256	9,694
Pentair, Inc.	95	3,465

		13,159

Integrated Telecommunication Services – 0.9%
CenturyTel, Inc.	67	3,093

Internet Software & Services – 5.5%
Google Inc., Class A (A)	9	5,346
LoopNet, Inc. (A)	56	625
SAVVIS, Inc. (A)	346	8,820
SINA Corporation (A)	47	3,221

		18,012

IT Consulting & Other Services – 4.3%
Acxiom Corporation (A)	156	2,669
Telvent GIT, S.A.	431	11,396

		14,065

Managed Health Care – 0.5%
Amil Participacoes S.A. (B)	159	1,701

Semiconductor Equipment – 0.9%
Amkor Technology, Inc. (A)	111	820
Photronics, Inc. (A)	354	2,093

		2,913

Semiconductors – 19.6%
Cree, Inc. (A)	215	14,133
First Solar, Inc. (A)	76	9,904
Inotera Memories, Inc. (B)	3,877	1,855
Micron Technology, Inc. (A)	1,118	8,962
NVIDIA Corporation (A)	124	1,911
PMC-Sierra, Inc. (A)	512	4,394
Samsung Electronics Co., Ltd. (B)	14	11,456
SemiLEDs Corporation (A)	34	988
Texas Instruments Incorporated	319	10,364

		63,967

Systems Software – 4.6%
Microsoft Corporation	534	14,906

Wireless Telecommunication Service – 2.0%
Sprint Nextel Corporation (A)	1,515	6,410

TOTAL COMMON STOCKS – 97.9%		$318,935
(Cost: $263,747)

2010	ANNUAL REPORT	135

SCHEDULE OF INVESTMENTS

Science and Technology (in thousands)	DECEMBER 31, 2010

CORPORATE DEBT SECURITIES	Principal	Value
Biotechnology – 0.2%
Vertex Pharmaceuticals Incorporated, Convertible, 3.350%, 10-1-15	$560	$566

IT Consulting & Other Services – 0.6%
Telvent GIT, S.A., Convertible, 5.500%, 4-15-15 (C)	2,000	2,173

TOTAL CORPORATE DEBT SECURITIES – 0.8%		$2,739
(Cost: $2,560)

SHORT-TERM SECURITIES – 1.2%
Commercial Paper (D)
AT&T Inc., 0.120%, 1-3-11	4,015	$4,015

(Cost: $4,015)

TOTAL INVESTMENT SECURITIES – 99.9%		$325,689
(Cost: $270,322)

CASH AND OTHER ASSETS, NET OF LIABILITIES – 0.1%		431

NET ASSETS – 100.0%		$326,120

Notes to Schedule of Investments

(A)	No dividends were paid during the preceding 12 months.

(B)	Listed on an exchange outside the United States.

(C)	Securities were purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2010, the total value of these securities amounted to $4,273 or 1.3% of net assets.

(D)	Rate shown is the yield to maturity at December 31, 2010.

The following acronym is used throughout this schedule:

ADR = American Depositary Receipts

Country Diversification
(as a % of net assets)
United States	83.6%
Spain	4.1%
South Korea	3.5%
Bermuda	2.0%
Brazil	1.4%
Canada	1.3%
China	1.0%
Germany	0.7%
Taiwan	0.6%
India	0.5%
Other+	1.3%

+Includes cash and cash equivalents and other assets and liabilities

See Accompanying Notes to Financial Statements.

136	ANNUAL REPORT	2010

MANAGEMENT DISCUSSION

Small Cap Growth	(UNAUDITED)

Kenneth G. McQuade	Below, Kenneth G. McQuade, portfolio manager of Ivy Funds VIP Small Cap Growth, discusses positioning, performance and results for the fiscal year ended December 31, 2010. He has managed the Portfolio for five years and has 15 years of investment experience.

Fiscal Year Performance

For the 12 Months Ended December 31, 2010
Ivy Funds VIP Small Cap Growth	28.85%
Benchmark(s) and/or Lipper Category
Russell 2000 Growth Index	29.06%
(generally reflects the performance of small-company growth stocks)
Lipper Variable Annuity Small-Cap Growth Funds Universe Average	27.93%
(generally reflects the performance of the universe of funds with similar investment objectives)

Please note that Portfolio returns include applicable fees and expenses while index returns do not include any such fees. Also, the Portfolio’s performance data does not take into account any product expenses or charges associated with owning a variable life or annuity policy, which is invested in Ivy Funds Variable Insurance Portfolios.

Solid recovery underway

The market shrugged off a summer plunge to mark the second year of strong recovery from the financial crisis. Thanks to ongoing global stimulus programs, the year generally began as a continuation of 2009’s positive momentum. However, in late spring, the European debt crisis, highlighted by Greece, along with returning housing weakness and stagnant employment in the United States created fears of exhausted consumer and government balance sheets and a “double-dip” recession. Then, in late summer, the Federal Reserve again came to the rescue with another round of quantitative easing, which formalized into direct Treasury purchases. That easing, along with the expectation that the government would extend the Bush era tax cuts, boosted optimism enough to produce an impressive 32 percent second-half gain for the Russell 2000 Growth Index. Within the fourth quarter, each month’s return was positive and the Russell 2000 Growth Index finished the year just shy of its annual and all-time high.

Growing optimism

Investor confidence played a key role in market fluctuations and sector performance. When investors feared stimulative government policy could not be sustained, cyclical stocks felt the brunt. But overall, investors were comforted that global markets were propped to grow despite risks of manufactured low interest rates and building inflation pressures. As a result, commodities climbed, including oil, causing the energy sector to outperform the most during the year and in the fourth quarter. Other economically sensitive sectors outperformed, such as technology, materials and consumer discretionary. The Portfolio’s large overweight in technology was the biggest contributor to performance in the fourth quarter and the year.

An underweight in consumer discretionary, including a lack of retail and restaurant names due to concerns of a belt-tightening consumer, negatively contributed to the Portfolio’s performance. Defensive sectors, such as utilities and health care, were the greatest-detracting sectors for the year. The Portfolio’s underweight in these sectors was a benefit but selection of more profitable and mature stocks caused overall underperformance within health care during the period.

Caution ahead

Looking forward, the other side of stimulus appears to be approaching, which creates talk about government strategies to exit rather than engage. Although the federal government’s massive liquidity programs protected us from calamity and gave investors a big confidence boost, the potential residual effects of large debt levels and still-high unemployment without enough incremental options looms ahead. Monetary policies are left mostly to printing money, given zero-percent interest rates, while incremental fiscal spending has been given a no-confidence vote in almost every worldwide democracy. Although continued government assistance should remain comforting news for investments, the expected rebound from the assistance needs to accelerate significantly. Otherwise, greater fears of its sustained effectiveness may develop.

With still too much debt leverage in all parts of the economy and incremental stimulus prone to wane, it is likely that companies will remain downsized and state and federal organizations will reverse to more restrictive policies. Satisfactory recovery may take longer than desired in housing, incomes, consumption and debt reduction. Therefore, we believe companies that can earlier and more substantially produce quality revenue growth non-dependent of government stimulus spending should be able to separate themselves in the market. We remain committed to focusing on high-quality growth stocks that we believe have a more structured and sustainable revenue and earnings stream and can grow organically with positive cash flows.

As with any mutual fund, the value of the Portfolio’s shares will change, and you could lose money on your investment.

2010	ANNUAL REPORT	137

Investing in small-cap stocks may carry more risk than investing in stocks of larger, more well-established companies. These and other risks are more fully described in the Portfolio’s prospectus.

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager’s views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

The index (indexes) noted are unmanaged and include reinvested dividends. One cannot invest directly in an index, nor is an index representative of Ivy Funds VIP Small Cap Growth.

138	ANNUAL REPORT	2010

PORTFOLIO HIGHLIGHTS

Small Cap Growth	ALL DATA IS AS OF DECEMBER 31, 2010 (UNAUDITED)

Asset Allocation

Stocks	94.5%
Information Technology	35.6%
Consumer Discretionary	19.5%
Industrials	14.1%
Health Care	11.9%
Financials	6.4%
Energy	4.7%
Telecommunication Services	1.2%
Consumer Staples	1.1%
Cash and Cash Equivalents	5.5%

Top 10 Equity Holdings

Company	Sector
Constant Contact, Inc.	Information Technology
MICROS Systems, Inc.	Information Technology
Volcano Corporation	Health Care
Chicago Bridge & Iron Company N.V., NY Shares	Industrials
LKQ Corporation	Consumer Discretionary
DG FastChannel, Inc.	Consumer Discretionary
Westinghouse Air Brake Technologies Corporation	Industrials
DealerTrack Holdings, Inc.	Information Technology
Capella Education Company	Consumer Discretionary
VistaPrint Limited	Information Technology

See your advisor for more information on the Portfolio’s most recently published Top 10 Equity Holdings.

2010	ANNUAL REPORT	139

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT

Small Cap Growth	(UNAUDITED)

(1)	The value of the investment in the Portfolio is impacted by the ongoing expenses of the Portfolio and assumes reinvestment of dividends and distributions.

Average Annual Total Return(2)
1-year period ended 12-31-10	28.85%
5-year period ended 12-31-10	4.72%
10-year period ended 12-31-10	5.40%

(2)	Data quoted is past performance and current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please call 1.888.WADDELL for the Portfolio’s most recent month-end performance. Performance data quoted does not reflect any expenses or charges associated with owning a variable life insurance policy or variable annuity contract that invests in the Portfolio’s shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower.

Past performance is not necessarily indicative of future performance. Indexes are unmanaged.

140	ANNUAL REPORT	2010

SCHEDULE OF INVESTMENTS

Small Cap Growth (in thousands)	DECEMBER 31, 2010

COMMON STOCKS	Shares	Value

Aerospace & Defense – 1.2%
Ladish Co., Inc. (A)	102	$4,948

Alternative Carriers – 1.2%
Neutral Tandem, Inc. (A)	343	4,951

Apparel Retail – 1.3%
Zumiez Inc. (A)	202	5,429

Apparel, Accessories & Luxury Goods – 3.2%
Columbia Sportswear Company	113	6,815
Under Armour, Inc., Class A (A)	120	6,568

		13,383

Application Software – 7.4%
Blackbaud, Inc.	284	7,359
Blackboard Inc. (A)	173	7,159
FactSet Research Systems, Inc.	52	4,836
RealPage, Inc. (A)	122	3,787
Sonic Solutions (A)	522	7,833

		30,974

Asset Management & Custody Banks – 1.0%
Affiliated Managers Group, Inc. (A)	43	4,304

Auto Parts & Equipment – 3.4%
LKQ Corporation (A)	629	14,296

Broadcasting – 3.1%
DG FastChannel, Inc. (A)	446	12,886

Casinos & Gaming – 1.6%
Scientific Games Corporation, Class A (A)	659	6,568

Communications Equipment – 3.2%
Acme Packet, Inc. (A)	99	5,245
Riverbed Technology, Inc. (A)	234	8,243

		13,488

Computer Hardware – 0.9%
Stratasys, Inc. (A)	118	3,855

Computer Storage & Peripherals – 0.8%
Compellent Technologies, Inc. (A)	123	3,398

Construction & Engineering – 3.5%
Chicago Bridge & Iron Company N.V., NY Shares (A)	448	14,727

Construction & Farm Machinery & Heavy Trucks – 3.9%
Westinghouse Air Brake Technologies Corporation	235	12,440
Westport Innovations Inc. (A)	213	3,937

		16,377

COMMON STOCKS (Continued)	Shares	Value

Consumer Finance – 1.7%
EZCORP, Inc., Class A (A)	258	$6,993

Education Services – 4.3%
American Public Education, Inc. (A)	224	8,340
Capella Education Company (A)	147	9,788

		18,128

Electrical Components & Equipment – 1.0%
Acuity Brands, Inc.	71	4,106

Health Care Equipment – 7.0%
ABIOMED, Inc. (A)	363	3,490
Masimo Corporation	129	3,742
NuVasive, Inc. (A)	278	7,118
Volcano Corporation (A)	544	14,849

		29,199

Health Care Services – 1.5%
Healthways, Inc. (A)	569	6,356

Health Care Technology – 1.3%
Omnicell, Inc. (A)	364	5,260

Hotels, Resorts & Cruise Lines – 1.8%
Gaylord Entertainment Company (A)	213	7,665

Industrial Machinery – 2.8%
Donaldson Company, Inc.	114	6,669
Graco Inc.	132	5,192

		11,861

Internet Software & Services – 13.4%
BroadSoft, Inc. (A)	336	8,017
Constant Contact, Inc. (A)	631	19,553
DealerTrack Holdings, Inc. (A)	536	10,757
VistaPrint Limited (A)	195	8,992
Vocus, Inc. (A)	318	8,807

		56,126

Investment Banking & Brokerage – 3.7%
Greenhill & Co., Inc.	87	7,106
LPL Investment Holdings Inc. (A)	233	8,474

		15,580

Oil & Gas Equipment & Services – 1.7%
Superior Energy Services, Inc. (A)	209	7,329

Oil & Gas Exploration & Production – 3.0%
Bill Barrett Corporation (A)	106	4,373
Carrizo Oil & Gas, Inc. (A)	237	8,168

		12,541

Pharmaceuticals – 2.1%
Salix Pharmaceuticals, Ltd. (A)	190	8,934

Railroads – 1.7%
Kansas City Southern (A)	150	7,190

2010	ANNUAL REPORT	141

SCHEDULE OF INVESTMENTS

Small Cap Growth (in thousands)	DECEMBER 31, 2010

COMMON STOCKS (Continued)	Shares	Value
Restaurants – 0.8%
Buffalo Wild Wings, Inc. (A)	75	$3,285

Semiconductors – 1.8%
Cavium Networks, Inc. (A)	195	7,360

Soft Drinks – 1.1%
Primo Water Corporation (A)	319	4,530

Systems Software – 8.1%
CommVault Systems, Inc. (A)	312	8,928
MICROS Systems, Inc. (A)	381	16,724
Radiant Systems, Inc. (A)	429	8,405

		34,057

TOTAL COMMON STOCKS – 94.5%		$396,084
(Cost: $326,694)

SHORT-TERM SECURITIES	Principal
Commercial Paper (B) – 3.4%
AT&T Inc.,
0.120%, 1–3–11	$4,468	4,468
Citigroup Funding Inc.,
0.250%, 1–18–11	5,000	4,999
Wisconsin Electric Power Co.,
0.170%, 1–7–11	5,000	5,000

		14,467

Master Note – 0.5%
Toyota Motor Credit Corporation,
0.154%, 1–3–11 (C)	2,119	2,119

Municipal Obligations - Taxable – 0.8%
MI Strategic Fund, Var Rate Demand Ltd Oblig Rev Bonds (Air Products and Chemicals, Inc. Proj), Ser 2007 (Bank of New York (The)),
1.500%, 1–3–11 (C)	3,310	3,310

United States Government Agency Obligations – 0.2%
Overseas Private Investment Corporation,
0.280%, 3–15–11 (C)	717	717

TOTAL SHORT-TERM SECURITIES – 4.9%		$20,613
(Cost: $20,613)

TOTAL INVESTMENT SECURITIES – 99.4%		$416,697
(Cost: $347,307)

CASH AND OTHER ASSETS, NET OF LIABILITIES – 0.6%		2,640

NET ASSETS – 100.0%		$419,337

Notes to Schedule of Investments

(A)	No dividends were paid during the preceding 12 months.

(B)	Rate shown is the yield to maturity at December 31, 2010.

(C)	Variable rate security. Interest rate disclosed is that which is in effect at December 31, 2010. Date shown represents the date that the variable rate resets.

See Accompanying Notes to Financial Statements.

142	ANNUAL REPORT	2010

MANAGEMENT DISCUSSION

Small Cap Value	(UNAUDITED)

Matthew T. Norris	Below, Matthew T. Norris, portfolio manager of Ivy Funds VIP Small Cap Value, discusses positioning, performance and results for the fiscal year ended December 31, 2010. He has managed the Portfolio since April 1, 2010, and has 19 years of industry experience.

Fiscal Year Performance

For the 12 Months Ended December 31, 2010
Ivy Funds VIP Small Cap Value	26.41%
Benchmark(s) and/or Lipper Category
Russell 2000 Value Index	24.48%
(generally reflects the performance of small-company value-style stocks)
Lipper Variable Annuity Small-Cap Value Funds Universe Average	24.50%
(generally reflects the performance of the universe of funds with similar investment objectives)

Please note that Portfolio returns include applicable fees and expenses while index returns do not include any such fees. Also, the Portfolio’s performance data does not take into account any product expenses or charges associated with owning a variable life or annuity policy, which is invested in Ivy Funds Variable Insurance Portfolios.

Strong absolute and relative performance

Ivy Funds VIP Small Cap Value performed well during fiscal year 2010, outperforming both its benchmark index and peers. The bulk of this outperformance was driven by good stock picking. Sector weights in the Portfolio are more a function of where we find better values on a stock-by-stock basis, as opposed to broader macro calls about which sectors will outperform as a group. In 2010, the Portfolio benefited from being underweight financials, a sector that did not strike us as offering as many significant values after good performance last year. The Portfolio also benefited from being overweight consumer discretionary, as many names in this sector offered significant value over the past several periods. Stock selection within technology and consumer discretionary was especially helpful to returns, while poorer picks in health care and financials hurt performance. Tenneco Automotive Inc., Atmel Corporation and iGate Corporation were the best individual contributors to performance, while Piper Jaffray Companies, ICON plc and Stifel Financial Corp. were the greatest detractors from performance. We have eliminated Atmel, iGate, ICON and Stifel from the Portfolio.

Equity drivers

The strong performance of equities during the year was a function of several factors, in our view. First, the U.S. government has taken numerous actions to stimulate a still sluggish, but improving economy. Second, international economic growth remained fairly robust, though Europe experienced more than its share of pressure during the year and the ultimate impact of sovereign debt issues and austerity has yet to be felt by those economies and corporate earnings in those sectors. Third, equity valuations started the year at fairly attractive levels in spite of a strong recovery in 2009. Fourth, corporate earnings and cash flows were generally stronger than anticipated and the combination of strong balance sheets, increased confidence and a search for growth opportunities drove numerous larger companies to embark on increased pace of acquisitions during the second half of the year.

Portfolio strategy and sector emphasis

The Portfolio focuses on individual stock selection and, as a result, whether the Portfolio is underweight or overweight any given area is a function of our ability to find compelling values in that area — not a top-down call on the economy, relative sector dynamics or other thematic approaches. This focus was apparent in the Portfolio’s results, which were driven much more by the performance of individual stock picks than by the influence of particular sectors.

Value investing is often narrowly defined as buying low growth, low price-to-earnings businesses. At times these tactics have their place. However, we think about value more broadly — seeking opportunities where a significant margin of safety exists between a current security price and our estimate of intrinsic value based on thorough research and utilizing a variety of valuation tools. Thus, the investments in the Portfolio can be quite diverse and not structured around particular themes or sensitive to particular types of economic or market environments. Recent performance and some of our recent investments highlight this dynamic. The Portfolio is benefiting from owning a number of “cyclical” companies, such as Tenneco Automotive Inc., that benefit from improving cash flows and valuation driven by a strong linkage to economic activity. Other investments are much more focused on company specific factors, such as the Portfolio’s investment in Gaylord Entertainment.

Another more recent example would be our investment in Dean Foods Company. Dean Foods’ profit margins in its dairy processing business are under pressure for a number of reasons. We felt, based on our research, that these factors are temporary and that margins and earnings will recover over time. However, at the time of our purchase, the stock price was implying that these changes were permanent in nature. It is not often easy to ferret

2010	ANNUAL REPORT	143

out which cases represent a true permanent deterioration in business economics as opposed to a temporary decline — and investors often throw up their hands, capitulate and look for easier opportunities. We look for these pockets of controversy, uncertainty or fear as these are often the most fertile soil for future investment returns. Other times, we simply find solid companies, such as our recent investment in Capitol Federal Financial, that are underpriced simply because they are below the radar or don’t have compelling “sizzle” to attract mainstream investors. We expect Capitol Federal to run its business effectively, use its capital wisely, pay out a sizable dividend and grow value per share at a reasonable pace — which we hope will lead to solid returns for the Portfolio over time. The returns from this approach have been favorable thus far and we will continue to work diligently on behalf of our investors.

Opportunities ahead

In our view equity prices increasingly reflect the improvements occurring in macro fundamentals and corporate activity (increased merger and acquisition activity and higher capital spending). Thus, while we remain positively biased going forward for increases in overall equity prices it seems unlikely that overall returns this year will match the results experienced in 2010. However, we believe that as we move deeper into the recovery company specific fundamentals and stock specific opportunities will be the key drivers of performance. We believe that this type of environment is conducive to our investment strategy, which focuses on discovering through our research fundamentally mispriced securities with low risk of loss and clear paths to unlocking value. While overall returns may be more restrained, we hope our continued efforts in the area will lead to further rewards for our investors.

As with any mutual fund, the value of the Portfolio’s shares will change, and you could lose money on your investment.

Investing in small-cap stocks may carry more risk than investing in stocks of larger, more established companies. Value stocks are stocks of companies that may have experienced adverse business or industry developments; or may be subject to special risks that have caused the stocks to be out of favor and, in the opinion of the Portfolio’s manager, undervalued. The value of a security believed by the Portfolio’s manager to be undervalued may never reach what the manager believes to be its full value, or such security’s value may decrease. These and other risks are more fully described in the Portfolio’s prospectus.

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager’s views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

The index (indexes) noted are unmanaged and include reinvested dividends. One cannot invest directly in an index, nor is an index representative of Ivy Funds VIP Small Cap Value.

144	ANNUAL REPORT	2010

PORTFOLIO HIGHLIGHTS

Small Cap Value	ALL DATA IS AS OF DECEMBER 31, 2010 (UNAUDITED)

Asset Allocation

Stocks	93.0%
Financials	35.5%
Consumer Discretionary	16.1%
Industrials	12.6%
Information Technology	7.9%
Energy	5.7%
Health Care	4.8%
Materials	4.0%
Utilities	3.9%
Consumer Staples	2.5%
Cash and Cash Equivalents	7.0%

Top 10 Equity Holdings

Company	Sector
Gaylord Entertainment Company	Consumer Discretionary
Regency Energy Partners LP	Energy
CBL & Associates Properties, Inc.	Financials
AAR CORP.	Industrials
Wintrust Financial Corporation	Financials
Jones Apparel Group, Inc.	Consumer Discretionary
Timken Company (The)	Industrials
Campus Crest Communities, Inc.	Financials
First Horizon National Corporation	Financials
Tenneco Automotive Inc.	Consumer Discretionary

See your advisor for more information on the Portfolio’s most recently published Top 10 Equity Holdings.

2010	ANNUAL REPORT	145

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT

Small Cap Value	(UNAUDITED)

(1)	The value of the investment in the Portfolio is impacted by the ongoing expenses of the Portfolio and assumes reinvestment of dividends and distributions.

Average Annual Total Return(2)
1-year period ended 12-31-10	26.41%
5-year period ended 12-31-10	6.20%
10-year period ended 12-31-10	8.39%

(2)	Data quoted is past performance and current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please call 1.888.WADDELL for the Portfolio’s most recent month-end performance. Performance data quoted does not reflect any expenses or charges associated with owning a variable life insurance policy or variable annuity contract that invests in the Portfolio’s shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower.

Past performance is not necessarily indicative of future performance. Indexes are unmanaged.

Advantus Small Company Value Portfolio was reorganized as Ivy Funds VIP Small Cap Value (formerly W&R Target Small Cap Value Portfolio) on September 22, 2003. Performance shown for the period prior to this date is the performance of the Advantus Small Company Value Portfolio. This performance has not been restated to reflect the expenses of Ivy Funds VIP Small Cap Value. If those expenses were reflected, performance of Ivy Funds VIP Small Cap Value would differ.

146	ANNUAL REPORT	2010

SCHEDULE OF INVESTMENTS

Small Cap Value (in thousands)	DECEMBER 31, 2010

COMMON STOCKS	Shares	Value

Advertising – 1.3%
MDC Partners Inc., Class A	185	$3,202

Aerospace & Defense – 4.3%
AAR CORP. (A)	216	5,928
Triumph Group, Inc.	53	4,712

		10,640

Apparel Retail – 1.1%
Payless ShoeSource, Inc. (A)	127	2,688

Apparel, Accessories & Luxury Goods – 2.2%
Jones Apparel Group, Inc.	339	5,260

Application Software – 1.5%
Quest Software, Inc. (A)	135	3,734

Auto Parts & Equipment – 2.0%
Tenneco Automotive Inc. (A)	119	4,915

Broadcasting – 3.6%
Belo Corp., Class A (A)	303	2,147
E. W. Scripps Company (The) (A)	206	2,088
Entercom Communications Corp. (A)	400	4,630

		8,865

Computer Storage & Peripherals – 0.8%
Quantum Corporation (A)	546	2,031

Diversified Chemicals – 1.1%
Ashland Inc.	51	2,594

Diversified Real Estate Activities – 2.1%
Campus Crest Communities, Inc.	370	5,182

Electric Utilities – 2.0%
NV Energy, Inc.	347	4,877

Electronic Manufacturing Services – 1.3%
Celestica Inc. (A)	320	3,106

Gas Utilities – 1.9%
Southwest Gas Corporation	130	4,750

Health Care Facilities – 3.8%
AmSurg Corp. (A)	123	2,587
LifePoint Hospitals, Inc. (A)	129	4,748
Sun Healthcare Group, Inc. (A)	161	2,039

		9,374

Homebuilding – 1.1%
M/I Homes, Inc. (A)	177	2,725

Hotels, Resorts & Cruise Lines – 2.9%
Gaylord Entertainment Company (A)	196	7,033

COMMON STOCKS (Continued)	Shares	Value

Human Resource & Employment Services – 2.1%
Kforce Inc. (A)	215	$3,485
TrueBlue, Inc. (A)	87	1,558

		5,043

Industrial Machinery – 3.1%
IDEX Corporation	59	2,296
Timken Company (The)	110	5,246

		7,542

Investment Banking & Brokerage – 1.2%
Piper Jaffray Companies (A)	81	2,834

Managed Health Care – 1.0%
Coventry Health Care, Inc. (A)	93	2,460

Metal & Glass Containers – 1.5%
Silgan Holdings Inc.	110	3,945

Movies & Entertainment – 0.8%
Regal Entertainment Group	170	1,990

Office REITs – 1.6%
Lexington Corporation Properties Trust	482	3,830

Oil & Gas Equipment & Services – 1.4%
Superior Energy Services, Inc. (A)	100	3,502

Oil & Gas Storage & Transportation – 4.3%
MarkWest Energy Partners, L.P.	42	1,806
Regency Energy Partners LP	226	6,169
Targa Resources Corp. (A)	90	2,418

		10,393

Packaged Foods & Meats – 1.1%
Dean Foods Company (A)	296	2,617

Personal Products – 1.4%
Inter Parfums, Inc.	185	3,485

Property & Casualty Insurance – 1.1%
Argo Group International Holdings, Ltd.	72	2,700

Publishing – 1.1%
Washington Post Company, Class B (The)	6	2,593

Regional Banks – 13.3%
Bank of Marin Bancorp	75	2,632
East West Bancorp, Inc.	142	2,779
First Horizon National Corporation (A)	418	4,926
IBERIABANK Corporation	72	4,281
Nara Bancorp, Inc. (A)	289	2,840
PrivateBancorp, Inc.	158	2,276
Synovus Financial Corp.	1,368	3,612
Texas Capital Bancshares, Inc. (A)	131	2,786
Whitney Holding Corporation	53	750
Wintrust Financial Corporation	166	5,468

		32,350

2010	ANNUAL REPORT	147

SCHEDULE OF INVESTMENTS

Small Cap Value (in thousands)	DECEMBER 31, 2010

COMMON STOCKS (Continued)	Shares	Value
Reinsurance – 3.9%
Endurance Specialty Holdings Ltd.	105	$4,828
Reinsurance Group of America, Incorporated	90	4,807

		9,635

Residential REITs – 2.3%
American Campus Communities, Inc.	98	3,125
Apartment Investment and Management Company, Class A	95	2,450

		5,575

Retail REITs – 2.4%
CBL & Associates Properties, Inc.	339	5,934

Specialized REITs – 1.0%
Strategic Hotels & Resorts, Inc. (A)	481	2,542

Specialty Chemicals – 1.4%
Cytec Industries Inc.	26	1,385
RPM International Inc.	87	1,918

		3,303

Technology Distributors – 4.3%
Arrow Electronics, Inc. (A)	70	2,411
Avnet, Inc. (A)	101	3,329
Insight Enterprises, Inc. (A)	182	2,398
Tech Data Corporation (A)	50	2,188

		10,326

Thrifts & Mortgage Finance – 1.0%
Capitol Federal Financial	106	1,261
Territorial Bancorp Inc.	57	1,139

		2,400

Trucking – 3.1%
Marten Transport, Ltd.	136	2,912
Werner Enterprises, Inc.	202	4,558

		7,470

TOTAL COMMON STOCKS – 87.4%		$213,445
(Cost: $168,344)

INVESTMENT FUNDS – 5.6%	Shares	Value
Asset Management & Custody Banks
Ares Capital Corporation	160	$2,639
Hercules Technology Growth Capital, Inc.	337	3,492
MCG Capital Corporation	412	2,870
THL Credit, Inc.	350	4,559

		$13,560

(Cost: $11,673)

SHORT-TERM SECURITIES	Principal
Commercial Paper (B) – 5.6%
AT&T Inc., 0.120%, 1-3-11	$3,692	3,692
Colgate-Palmolive Company, 0.140%, 1-11-11	5,000	5,000
Wisconsin Electric Power Co., 0.130%, 1-3-11	5,000	5,000

		13,692

Master Note – 0.7%
Toyota Motor Credit Corporation, 0.154%, 1-3-11 (C)	1,600	1,600

TOTAL SHORT-TERM SECURITIES – 6.3%		$15,292
(Cost: $15,292)

TOTAL INVESTMENT SECURITIES – 99.3%		$242,297
(Cost: $195,309)

CASH AND OTHER ASSETS, NET OF LIABILITIES – 0.7%		1,740

NET ASSETS – 100.0%		$244,037

Notes to Schedule of Investments

The	following written options were outstanding at December 31, 2010:

Underlying Security	Counterparty	Contracts Subject to Call		Expiration Month	Exercise Price	Premium Received	Market Value
Coventry Health Care, Inc.	Goldman, Sachs & Company	—	*	January 2011	$29.00	$11	$(2)

*	Not shown due to rounding.

(A)	No dividends were paid during the preceding 12 months.

(B)	Rate shown is the yield to maturity at December 31, 2010.

(C)	Variable rate security. Interest rate disclosed is that which is in effect at December 31, 2010. Date shown represents the date that the variable rate resets.

The following acronym is used throughout this schedule:

REIT = Real Estate Investment Trust

See Accompanying Notes to Financial Statements.

148	ANNUAL REPORT	2010

MANAGEMENT DISCUSSION

Value	(UNAUDITED)

Below, Matthew T. Norris, CFA, portfolio manager of Ivy Funds VIP Value, discusses positioning, performance and results for the fiscal year ended December 31, 2010. He has managed the Portfolio for seven years and has 19 years of industry experience.

Matthew T. Norris

Fiscal Year Performance

For the 12 Months Ended December 31, 2010
Ivy Funds VIP Value	18.71%
Benchmark(s) and/or Lipper Category
Russell 1000 Value Index	15.51%
(generally reflects the performance of small-company value-style stocks)
Lipper Variable Annuity Large-Cap Value Funds Universe Average	13.50%
(generally reflects the performance of the universe of funds with similar investment objectives)

Please note that Portfolio returns include applicable fees and expenses while index returns do not include any such fees. Also, the Portfolio’s performance data does not take into account any product expenses or charges associated with owning a variable life or annuity policy, which is invested in Ivy Funds Variable Insurance Portfolios.

Economic recovery continues

The equity markets posted a strong rally during the year ended December 31, 2010, with much of it coming in the second and fourth quarters. Value investors in particular had a rewarding year in 2010.

The market’s performance in 2010 was aided by a number of factors, including an improving U.S. economy, continued stimulus programs from the government and an improvement in Europe. Inflation has remained negligible, employment seems to have turned back upwards, and in general stock prices were attractive. Interest rates have moved slightly higher, but are still low on a long-term basis. The market rally was led by energy, industrials and materials, while less economically sensitive areas, such as utilities and health care, lagged.

Solid selection

The Portfolio did well during the period based on individual stock selection. Typically, when the Portfolio is over- or under-represented in a particular sector, it is a result of individual stock selection rather than a broad-based call.

Macro concerns have caused the correlation of stocks to increase, with lesser regard for individual company fundamentals. When short-term fears hit the market, and especially individual companies, we often have opportunities to purchase stocks at prices that we believe are well below intrinsic value. For example, Wells Fargo Company fell below $24 twice during the summer as fears over mortgages hit the banking sector. We feel the company is worth much more, so we took that opportunity to significantly increase the Portfolio’s exposure. The stock recovered notably as the period progressed, ultimately closing the year at $30.99. We are very comfortable with our investment and continue to hold it as of this writing.

A long-term approach

Patience is a virtue in value investing. Our analysis led us to believe that Hewlett-Packard Company has an intrinsic value much greater than when we bought the stock at around $32 a number of years ago. In August of 2010, the departure of the company’s chief executive officer caused the stock to retreat from the high $40s into the high $30s. We felt this was a short-term issue and that the company would continue to generate substantial and growing cash flow, supporting our earlier conclusion of a much higher intrinsic value. Accordingly, we purchased more. Although the stock recovered somewhat to end the year at $42.10, it was still one of the poorer-performing names in the Portfolio for the year. However, our investment approach is long-term in nature, and we remain confident that the company will ultimately be correctly valued and the investment will be rewarded.

Brighter days ahead

We remain constructive on the equity markets, especially with individual names we find compelling. While total equity returns may not approach the level seen this past year, we feel there are still many money-making prospects around. On a macro level, we would like to see a supportive backdrop with continued gross domestic product growth and lower unemployment. One potential risk is higher energy prices, as those are driven more on a global basis than simply by the United States.

Ivy Funds VIP Value has a well-established, long-term performance record. The Portfolio experiences short-term volatility from quarter to quarter, but as long-term investors, we view these periods as opportunities rather than threats. The Portfolio will continue to purchase high-quality companies when their stock price is below the value we believe is correct for that company, and we will be sellers of those same names when they reach appropriate valuations. We believe a bottom-up, company-by-company analysis will produce solid returns over the long haul.

2010	ANNUAL REPORT	149

As with any mutual fund, the value of the Portfolio’s shares will change, and you could lose money on your investment.

Value stocks are stocks of companies that may have experienced adverse business or industry developments; or may be subject to special risks that have caused the stocks to be out of favor and, in the opinion of the Portfolio’s manager, undervalued. The value of a security believed by the Portfolio’s manager to be undervalued may never reach what the manager believes to be its full value, or such security’s value may decrease. These and other risks are more fully described in the Portfolio’s prospectus.

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager’s views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

The index (indexes) noted are unmanaged and include reinvested dividends. One cannot invest directly in an index, nor is an index representative of Ivy Funds VIP Value.

150	ANNUAL REPORT	2010

PORTFOLIO HIGHLIGHTS

Value	ALL DATA IS AS OF DECEMBER 31, 2010 (UNAUDITED)

Asset Allocation

Stocks	96.6%
Financials	29.0%
Energy	18.9%
Information Technology	12.3%
Consumer Discretionary	10.9%
Health Care	8.4%
Consumer Staples	6.9%
Industrials	6.4%
Materials	2.7%
Utilities	1.1%
Warrants	1.1%
Cash and Cash Equivalents	2.3%

Top 10 Equity Holdings

Company	Sector
Wells Fargo & Company	Financials
Bank of America Corporation	Financials
ACE Limited	Financials
McKesson Corporation	Health Care
ConocoPhillips	Energy
Hewlett-Packard Company	Information Technology
Travelers Companies, Inc. (The)	Financials
CVS Corporation	Consumer Staples
Occidental Petroleum Corporation	Energy
Xerox Corporation	Information Technology

See your advisor for more information on the Portfolio’s most recently published Top 10 Equity Holdings.

2010	ANNUAL REPORT	151

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT

Value	(UNAUDITED)

(1)	The value of the investment in the Portfolio is impacted by the ongoing expenses of the Portfolio and assumes reinvestment of dividends and distributions.

(2)	Because the Portfolio commenced operations on a date other than at the end of a month, and partial month calculations of the performances of the indexes (including income) are not available, investment in the indexes was effected as of April 30, 2001.

Average Annual Total Return(3)
1-year period ended 12-31-10	18.71%
5-year period ended 12-31-10	3.45%
10-year period ended 12-31-10	—
Since inception of Portfolio(4) through 12-31-10	4.85%

(3)	Data quoted is past performance and current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please call 1.888.WADDELL for the Portfolio’s most recent month-end performance. Performance data quoted does not reflect any expenses or charges associated with owning a variable life insurance policy or variable annuity contract that invests in the Portfolio’s shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower.

(4)	5-1-01 (the date on which shares were first acquired by shareholders).

Past performance is not necessarily indicative of future performance. Indexes are unmanaged.

152	ANNUAL REPORT	2010

SCHEDULE OF INVESTMENTS

Value (in thousands)	DECEMBER 31, 2010

COMMON STOCKS	Shares	Value

Advertising – 2.0%
Omnicom Group Inc. (A)	137	$6,261

Aerospace & Defense – 1.8%
Honeywell International Inc.	107	5,693

Biotechnology – 1.7%
Amgen Inc. (B)	97	5,303

Brewers – 0.9%
Molson Coors Brewing Company, Class B	59	2,961

Broadcasting – 0.3%
CBS Corporation, Class B	54	1,025

Cable & Satellite – 2.5%
Time Warner Cable Inc.	118	7,798

Computer Hardware – 5.6%
Hewlett-Packard Company	299	12,588
International Business Machines Corporation	34	5,034

		17,622

Consumer Finance – 2.3%
Capital One Financial Corporation	173	7,342

Department Stores – 1.4%
Macy’s Inc.	180	4,562

Diversified Banks – 5.3%
Wells Fargo & Company	541	16,772

Diversified Chemicals – 2.2%
Dow Chemical Company (The) (A)	207	7,064

Drug Retail – 3.7%
CVS Corporation	341	11,850

Electric Utilities – 1.1%
PPL Corporation	129	3,395

Health Care Distributors – 4.1%
McKesson Corporation	188	13,225

Hotels, Resorts & Cruise Lines – 4.7%
Carnival Corporation	189	8,710
Marriott International, Inc., Class A	145	6,019

		14,729

Industrial Conglomerates – 2.2%
General Electric Company	384	7,029

Industrial Machinery – 2.4%
Ingersoll-Rand plc	157	7,393

COMMON STOCKS (Continued)	Shares	Value

Integrated Oil & Gas – 10.1%
ConocoPhillips	187	$12,714
Marathon Oil Corporation	196	7,273
Occidental Petroleum Corporation	121	11,841

		31,828

Investment Banking & Brokerage – 4.0%
Goldman Sachs Group, Inc. (The)	26	4,288
Morgan Stanley	309	8,400

		12,688

IT Consulting & Other Services – 1.1%
Accenture plc, Class A	75	3,637

Managed Health Care – 2.6%
UnitedHealth Group Incorporated	226	8,175

Office Electronics – 3.5%
Xerox Corporation	964	11,103

Oil & Gas Equipment & Services – 2.6%
National Oilwell Varco, Inc. (A)	124	8,305

Oil & Gas Storage & Transportation – 6.2%
Energy Transfer Equity, L.P.	75	2,942
Enterprise Products Partners L.P.	102	4,257
MarkWest Energy Partners, L.P.	123	5,340
Regency Energy Partners LP	259	7,049

		19,588

Other Diversified Financial Services – 4.7%
Bank of America Corporation	1,123	14,977

Packaged Foods & Meats – 0.8%
J.M. Smucker Company (The)	36	2,377

Property & Casualty Insurance – 8.1%
ACE Limited	218	13,545
Travelers Companies, Inc. (The)	218	12,144

		25,689

Regional Banks – 2.6%
Regions Financial Corporation	538	3,767
SunTrust Banks, Inc.	154	4,536

		8,303

Reinsurance – 2.0%
RenaissanceRe Holdings Ltd.	99	6,299

Soft Drinks – 0.4%
Dr Pepper Snapple Group, Inc.	39	1,357

Specialty Chemicals – 0.5%
LyondellBasell Industries N.V., Class A (A)(B)	43	1,493

Systems Software – 2.1%
Symantec Corporation (B)	399	6,684

2010	ANNUAL REPORT	153

SCHEDULE OF INVESTMENTS

Value (in thousands)	DECEMBER 31, 2010

COMMON STOCKS (Continued)	Shares	Value

Tobacco – 1.1%
Philip Morris International Inc.	58	$3,412

TOTAL COMMON STOCKS – 96.6%		$305,939
(Cost: $266,608)

WARRANTS
Diversified Banks – 0.6%
Wells Fargo & Company	158	1,758

Other Diversified Financial Services – 0.5%
Bank of America Corporation	220	1,574

TOTAL WARRANTS – 1.1%		$3,332
(Cost: $3,068)

SHORT-TERM SECURITIES	Principal	Value

Commercial Paper (C) – 1.2%
AT&T Inc., 0.120%, 1-3-11	$3,801	$3,801

Master Note – 1.1%
Toyota Motor Credit Corporation, 0.154%, 1-3-11 (D)	3,464	3,464

TOTAL SHORT-TERM SECURITIES – 2.3%		$7,265
(Cost: $7,265)

TOTAL INVESTMENT SECURITIES – 100.0%		$316,536
(Cost: $276,941)

LIABILITIES, NET OF CASH AND OTHER ASSETS – 0.0%		(137)

NET ASSETS – 100.0%		$316,399

Notes to Schedule of Investments

(A)	Securities serve as cover or collateral for the following written options outstanding at December 31, 2010:

Underlying Security	Counterparty	Contracts Subject to Call		Expiration Month	Exercise Price	Premium Received	Market Value
Dow Chemical Company (The)	Goldman, Sachs & Company	2		January 2011	$34.00	$220	$(170)
LyondellBasell Industries N.V., Class A	Goldman, Sachs & Company	—	*	March 2011	30.00	42	(217)
National Oilwell Varco, Inc.	Goldman, Sachs & Company	—	*	January 2011	70.00	33	(35)
Omnicom Group Inc.	Goldman, Sachs & Company	—	*	January 2011	50.00	11	(1)

						$306	$(423)

*	Not shown due to rounding.

(B)	No dividends were paid during the preceding 12 months.

(C)	Rate shown is the yield to maturity at December 31, 2010.

(D)	Variable rate security. Interest rate disclosed is that which is in effect at December 31, 2010. Date shown represents the date that the variable rate resets.

See Accompanying Notes to Financial Statements.

154	ANNUAL REPORT	2010

STATEMENT OF ASSETS AND LIABILITIES

Ivy Funds VIP	AS OF DECEMBER 31, 2010

(In thousands, except per share amounts)	Pathfinder Aggressive		Pathfinder Conservative		Pathfinder Moderate		Pathfinder Moderately Aggressive	Pathfinder Moderately Conservative		Asset Strategy	Balanced
ASSETS
Investments in unaffiliated securities at market value+	$87		$231		$730		$1,519	$257		$1,122,725	$374,299
Investments in affiliated securities at market value+	71,833		70,605		460,584		499,268	149,913		1,593	—
Bullion at market value+	—		—		—		—	—		160,491	—
Investments at Market Value	71,920		70,836		461,314		500,787	150,170		1,284,809	374,299
Cash	2		1		1		2	1		1	1
Cash denominated in foreign currencies at market value+	—		—		—		—	—		191	—
Restricted cash	—		—		—		—	—		2,804	—
Unrealized appreciation on forward foreign currency contracts	—		—		—		—	—		608	—
Unrealized appreciation on swap agreements	—		—		—		—	—		24	—
Investment securities sold receivable	—		—		—		—	—		14,278	—
Dividends and interest receivable	—	*	—	*	1		1	—	*	1,253	1,450
Capital shares sold receivable	—	*	471		584		1,799	875		2,252	—	*
Prepaid and other assets	—	*	1		4		1	4		14	4
Total Assets	71,922		71,309		461,904		502,590	151,050		1,306,234	375,754

LIABILITIES
Investment securities purchased payable	—		131		632		1,420	158		4,021	363
Unrealized depreciation on forward foreign currency contracts	—		—		—		—	—		3,078	—
Unrealized depreciation on swap agreements	—		—		—		—	—		9	—
Capital shares redeemed payable	3		2		5		9	2		1,074	263
Trustees and Chief Compliance Officer fees payable	2		1		6		7	2		57	45
Service fee payable	—		—		—		—	—		9	3
Shareholder servicing payable	—	*	—	*	—	*	1	—	*	2	—	*
Investment management fee payable	—		—		—		—	—		24	7
Accounting services fee payable	2		2		7		8	3		20	10
Written options at market value+	—		—		—		—	—		2,466	—
Other liabilities	1		1		2		2	2		124	6
Total Liabilities	8		137		652		1,447	167		10,884	697
Total Net Assets	$71,914		$71,172		$461,252		$501,143	$150,883		$1,295,350	$375,057

NET ASSETS
Capital paid in (shares authorized – unlimited)	$65,387		$62,864		$398,121		$427,704	$131,878		$1,090,769	$261,704
Undistributed net investment income	857		918		5,423		4,976	1,849		11,097	5,430
Accumulated net realized gain (loss)	1,712		1,490		7,709		8,926	2,797		(113,199)	28,608
Net unrealized appreciation	3,958		5,900		49,999		59,537	14,359		306,683	79,315
Total Net Assets	$71,914		$71,172		$461,252		$501,143	$150,883		$1,295,350	$375,057

CAPITAL SHARES OUTSTANDING	13,941		13,369		87,541		93,292	28,253		130,690	39,118

NET ASSET VALUE PER SHARE	$5.1586		$5.3238		$5.2690		$5.3718	$5.3405		$9.9116	$9.5880

+COST
Investments in unaffiliated securities at cost	$87		$231		$730		$1,519	$257		$861,916	$294,984
Investments in affiliated securities at cost	67,875		64,704		410,585		439,731	135,554		1,982	—
Bullion at cost	—		—		—		—	—		111,279	—
Cash denominated in foreign currencies at cost	—		—		—		—	—		190	—
Written options premiums received at cost	—		—		—		—	—		1,959	—
*Not shown due to rounding.

See Accompanying Notes to Financial Statements.

2010	ANNUAL REPORT	155

STATEMENT OF ASSETS AND LIABILITIES

Ivy Funds VIP	AS OF DECEMBER 31, 2010

(In thousands, except per share amounts)	Bond	Core Equity		Dividend Opportunities		Energy		Global Bond		Global Natural Resources	Growth
ASSETS
Investments in unaffiliated securities at market value+	$502,986	$428,926		$295,775		$45,313		$4,932		$237,874	$913,140
Investments at Market Value	502,986	428,926		295,775		45,313		4,932		237,874	913,140
Cash	1	2		1		1		1		1	1
Cash denominated in foreign currencies at market value+	—	—		—		—		—		1,636	—
Unrealized appreciation on forward foreign currency contracts	—	—		—		—		—		303	—
Investment securities sold receivable	—	2,027		—		—		—		132	6,854
Dividends and interest receivable	4,552	351		410		15		51		296	398
Capital shares sold receivable	399	4		419		161		—		85	312
Variation margin receivable	—	—		—		—		—		11	—
Prepaid and other assets	4	5		1		—	*	13		2	10
Total Assets	507,942	431,315		296,606		45,490		4,997		240,340	920,715

LIABILITIES
Investment securities purchased payable	—	2,226		—		1,108		—		3,657	3,051
Variation margin payable	—	—		—		—		—		18	—
Unrealized depreciation on forward foreign currency contracts	—	—		—		—		—		538	—
Capital shares redeemed payable	307	365		173		4		—		150	449
Trustees and Chief Compliance Officer fees payable	38	85		8		1		—	*	7	123
Service fee payable	3	3		2		—	*	—	*	2	6
Shareholder servicing payable	1	—	*	—	*	—	*	—	*	— *	1
Investment management fee payable	6	8		6		1		—		6	17
Accounting services fee payable	11	10		8		2		—		7	18
Other liabilities	10	6		4		3		2		29	11
Total Liabilities	376	2,703		201		1,119		2		4,414	3,676
Total Net Assets	$507,566	$428,612		$296,405		$44,371		$4,995		$235,926	$917,039

NET ASSETS
Capital paid in (shares authorized – unlimited)	$484,564	$338,340		$259,568		$40,571		$5,000		$206,605	$693,586
Undistributed (distributions in excess of) net investment income	14,822	1,179		3,101		13		2		(86)	3,416
Accumulated net realized gain (loss)	(1,141)	12,597		(17,342)		(3,701)		(5)		(11,720)	31,375
Net unrealized appreciation (depreciation)	9,321	76,496		51,078		7,488		(2)		41,127	188,662
Total Net Assets	$507,566	$428,612		$296,405		$44,371		$4,995		$235,926	$917,039

CAPITAL SHARES OUTSTANDING	90,708	35,986		43,212		6,939		1,000		35,063	88,366

NET ASSET VALUE PER SHARE	$5.5956	$11.9105		$6.8594		$6.3947		$4.9950		$6.7287	$10.3776

+COST
Investments in unaffiliated securities at cost	$493,665	$352,438		$244,697		$37,825		$4,935		$196,327	$724,478
Cash denominated in foreign currencies at cost	—	—		—		—		—		1,615	—

*Not shown due to rounding.

See Accompanying Notes to Financial Statements.

156	ANNUAL REPORT	2010

STATEMENT OF ASSETS AND LIABILITIES

Ivy Funds VIP	AS OF DECEMBER 31, 2010

(In thousands, except per share amounts)	High Income	International Core Equity	International Growth		Limited- Term Bond	Micro Cap Growth		Mid Cap Growth		Money Market
ASSETS
Investments in unaffiliated securities at market value+	$238,735	$581,770	$325,939		$140,966	$55,152		$142,853		$174,671
Investments at Market Value	238,735	581,770	325,939		140,966	55,152		142,853		174,671
Cash	202	1	1		1	1		1		1
Restricted cash	—	—	4,807		—	—		—		—
Unrealized appreciation on forward foreign currency contracts	8	—	—		—	—		—		—
Unrealized appreciation on swap agreements	—	—	793		—	—		—		—
Investment securities sold receivable	2,440	—	—		—	204		—		—
Dividends and interest receivable	4,728	1,181	1,001		997	2		56		286
Capital shares sold receivable	95	208	356		305	36		420		2,953
Receivable from affiliates	—	—	—		36	—		—		90
Prepaid and other assets	3	5	2		13	1		1		2
Total Assets	246,211	583,165	332,899		142,318	55,396		143,331		178,003

LIABILITIES
Investment securities purchased payable	2,884	2,570	—		—	556		647		—
Unrealized depreciation on forward foreign currency contracts	—	—	804		—	—		—		—
Unrealized depreciation on swap agreements	—	—	635		—	—		—		—
Capital shares redeemed payable	487	304	56		—	19		106		43
Distributions payable	—	—	—		—	—		—		3
Trustees and Chief Compliance Officer fees payable	20	34	25		1	3		3		13
Service fee payable	2	4	2		1	—	*	1		—
Shareholder servicing payable	1	1	—	*	— *	—	*	—	*	—	*
Investment management fee payable	4	13	7		2	1		3		2
Accounting services fee payable	7	13	8		5	3		5		5
Written options at market value+	—	—	—		—	—		373		—
Other liabilities	5	41	48		5	3		3		4
Total Liabilities	3,410	2,980	1,585		14	585		1,141		70
Total Net Assets	$242,801	$580,185	$331,314		$142,304	$54,811		$142,190		$177,933

NET ASSETS
Capital paid in (shares authorized – unlimited)	$237,763	$526,713	$289,437		$143,538	$43,783		$101,819		$177,955
Undistributed (distributions in excess of) net investment income	18,413	8,569	1,372		564	(417)		(1)		—
Accumulated net realized gain (loss)	(22,532)	(24,365)	(2,670)		(190)	(174)		5,117		(22)
Net unrealized appreciation (depreciation)	9,157	69,268	43,175		(1,608)	11,619		35,255		—
Total Net Assets	$242,801	$580,185	$331,314		$142,304	$54,811		$142,190		$177,933

CAPITAL SHARES OUTSTANDING	69,558	33,565	38,937		28,705	2,478		16,362		177,958

NET ASSET VALUE PER SHARE	$3.4908	$17.2853	$8.5090		$4.9575	$22.1145		$8.6901		$1.0000

+COST
Investments in unaffiliated securities at cost	$229,585	$512,560	$282,159		$142,574	$43,534		$107,422		$174,671
Written options premiums received at cost	—	—	—		—	—		196		—

*Not shown due to rounding.

See Accompanying Notes to Financial Statements.

2010	ANNUAL REPORT	157

STATEMENT OF ASSETS AND LIABILITIES

Ivy Funds VIP	AS OF DECEMBER 31, 2010

(In thousands, except per share amounts)	Real Estate Securities		Science and Technology	Small Cap Growth	Small Cap Value		Value
ASSETS
Investments in unaffiliated securities at market value+	$39,212		$325,689	$416,697	$242,297		$316,536
Investments at Market Value	39,212		325,689	416,697	242,297		316,536
Cash	8		1	1	18		26
Cash denominated in foreign currencies at market value+	—		1,669	—	—		—
Investment securities sold receivable	464		—	2,769	1,376		—
Dividends and interest receivable	130		55	4	333		415
Capital shares sold receivable	19		208	144	136		113
Prepaid and other assets	1		4	4	2		3
Total Assets	39,834		327,626	419,619	244,162		317,093

LIABILITIES
Investment securities purchased payable	30		1,270	—	—		—
Capital shares redeemed payable	22		167	203	91		224
Trustees and Chief Compliance Officer fees payable	3		34	50	12		25
Service fee payable	—	*	2	3	2		2
Shareholder servicing payable	—	*	1	1	—	*	1
Investment management fee payable	1		7	10	6		6
Accounting services fee payable	2		8	10	7		8
Written options at market value+	—		—	—	2		423
Other liabilities	5		17	5	5		5
Total Liabilities	63		1,506	282	125		694
Total Net Assets	$39,771		$326,120	$419,337	$244,037		$316,399

NET ASSETS
Capital paid in (shares authorized – unlimited)	$42,758		$259,468	$348,091	$199,698		$278,399
Undistributed (distributions in excess of) net investment income	328		(34)	(82)	1,145		2,847
Accumulated net realized gain (loss)	(6,312)		11,267	1,938	(3,803)		(4,324)
Net unrealized appreciation	2,997		55,419	69,390	46,997		39,477
Total Net Assets	$39,771		$326,120	$419,337	$244,037		$316,399

CAPITAL SHARES OUTSTANDING	6,139		19,494	39,822	14,542		52,277

NET ASSET VALUE PER SHARE	$6.4784		$16.7294	$10.5302	$16.7817		$6.0523

+COST
Investments in unaffiliated securities at cost	$36,215		$270,322	$347,307	$195,309		$276,941
Cash denominated in foreign currencies at cost	—		1,618	—	—		—
Written options premiums received at cost	—		—	—	11		306

*Not shown due to rounding.

See Accompanying Notes to Financial Statements.

158	ANNUAL REPORT	2010

STATEMENT OF OPERATIONS

Ivy Funds VIP	FOR THE FISCAL YEAR ENDED DECEMBER 31, 2010

(In thousands)	Pathfinder Aggressive		Pathfinder Conservative		Pathfinder Moderate	Pathfinder Moderately Aggressive	Pathfinder Moderately Conservative		Asset Strategy	Balanced
INVESTMENT INCOME
Dividends from unaffiliated securities	$—		$—		$—	$—	$—		$24,862	$4,680
Dividends from affiliated securities	911		965		5,577	5,138	1,925		—	—
Foreign dividend withholding tax	—		—		—	—	—		(1,292)	(3)
Interest and amortization from unaffiliated securities	—	*	—	*	1	1	—	*	777	4,439
Total Investment Income	911		965		5,578	5,139	1,925		24,347	9,116
EXPENSES
Investment management fee	—		—		—	—	—		8,054	2,516
Service fee	—		—		—	—	—		2,905	899
Shareholder servicing	1		—	*	3	3	1		12	3
Custodian fees	3		3		3	3	3		496	16
Trustees and Chief Compliance Officer fees	4		4		22	23	7		79	28
Accounting services fee	24		21		72	73	35		248	112
Legal fees	2		2		13	14	4		44	13
Audit fees	8		8		8	8	7		28	21
Other	9		7		25	23	15		110	37
Total Expenses	51		45		146	147	72		11,976	3,645
Less:
Expenses in excess of limit	—		—		—	—	—		(100)	—
Total Net Expenses	51		45		146	147	72		11,876	3,645
Net Investment Income	860		920		5,432	4,992	1,853		12,471	5,471

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments in unaffiliated securities	—		—		—	—	—		73,752	28,658
Investments in affiliated securities	1,714		1,491		7,718	8,933	2,840		—	—
Futures contracts	—		—		—	—	—		(107,733)	—
Written options	—		—		—	—	—		798	—
Swap agreements	—		—		—	—	—		980	—
Forward foreign currency contracts	—		—		—	—	—		(5,561)	—
Foreign currency exchange transactions	—		—		—	—	—		(552)	—
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated securities	—		—		—	—	—		134,017	23,018
Investments in affiliated securities	7,035		3,222		34,654	42,878	8,809		201	—
Written options	—		—		—	—	—		(507)	—
Swap agreements	—		—		—	—	—		15	—
Forward foreign currency contracts	—		—		—	—	—		(6,169)	—
Foreign currency exchange transactions	—		—		—	—	—		(14)	—
Net Realized and Unrealized Gain	8,749		4,713		42,372	51,811	11,649		89,227	51,676
Net Increase in Net Assets Resulting from Operations	$9,609		$5,633		$47,804	$56,803	$13,502		$101,698	$57,147

*Not shown due to rounding.

See Accompanying Notes to Financial Statements.

2010	ANNUAL REPORT	159

STATEMENT OF OPERATIONS

Ivy Funds VIP	FOR THE FISCAL YEAR ENDED DECEMBER 31, 2010

(In thousands)	Bond	Core Equity	Dividend Opportunities	Energy	Global Bond(1)	Global Natural Resources	Growth
INVESTMENT INCOME
Dividends from unaffiliated securities	$—	$5,141	$5,428	$347	$—	$2,200	$11,826
Foreign dividend withholding tax	—	(4)	(3)	(7)	—	(150)	(23)
Interest and amortization from unaffiliated securities	16,262	101	29	2	19	24	121
Foreign interest withholding tax	—	—	—	—	(1)	(1)	—
Total Investment Income	16,262	5,238	5,454	342	18	2,073	11,924
EXPENSES
Investment management fee	2,549	2,841	1,600	283	11	1,941	5,992
Service fee	1,342	1,014	572	83	5	485	2,140
Shareholder servicing	5	3	2	— *	— *	3	7
Registration fees	—	—	—	—	5	—	—
Custodian fees	28	18	12	10	1	93	28
Trustees and Chief Compliance Officer fees	38	39	15	2	— *	13	71
Accounting services fee	142	123	84	27	—	72	207
Legal fees	22	15	8	1	1	11	32
Audit fees	17	12	14	11	3	24	13
Other	38	40	21	9	1	27	76
Total Expenses	4,181	4,105	2,328	426	27	2,669	8,566
Less:
Expenses in excess of limit	—	(203)	—	—	(11)	—	(257)
Total Net Expenses	4,181	3,902	2,328	426	16	2,669	8,309
Net Investment Income (Loss)	12,081	1,336	3,126	(84)	2	(596)	3,615

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments in unaffiliated securities	12,819	34,086	3,442	(473)	(5)	16,936	53,310
Futures contracts	—	—	—	—	—	(2,101)	—
Forward foreign currency contracts	—	—	—	—	—	(1,341)	—
Foreign currency exchange transactions	—	15	—	—	—	(140)	—
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated securities	8,676	41,922	34,683	7,802	(2)	20,132	47,386
Futures contracts	—	—	—	—	—	(192)	—
Forward foreign currency contracts	—	—	—	—	—	(164)	—
Foreign currency exchange transactions	—	4	—	—	—	8	—
Net Realized and Unrealized Gain (Loss)	21,495	76,027	38,125	7,329	(7)	33,138	100,696
Net Increase (Decrease) in Net Assets Resulting from Operations	$33,576	$77,363	$41,251	$7,245	$(5)	$32,542	$104,311

*	Not shown due to rounding.

(1)	For the period from August 23, 2010 (commencement of operations) through December 31, 2010.

See Accompanying Notes to Financial Statements.

160	ANNUAL REPORT	2010

STATEMENT OF OPERATIONS

Ivy Funds VIP	FOR THE FISCAL YEAR ENDED DECEMBER 31, 2010

(In thousands)	High Income	International Core Equity	International Growth	Limited- Term Bond(1)	Micro Cap Growth	Mid Cap Growth	Money Market
INVESTMENT INCOME
Dividends from unaffiliated securities	$40	$16,406	$7,079	$—	$88	$1,268	$—
Foreign dividend withholding tax	—	(1,499)	(484)	—	(2)	—	—
Interest and amortization from unaffiliated securities	20,436	36	28	741	1	6	779
Foreign interest withholding tax	(1)	—	—	—	—	—	—
Total Investment Income	20,475	14,943	6,623	741	87	1,274	779
EXPENSES
Investment management fee	1,394	4,393	2,354	221	416	917	650
Service fee	558	1,292	692	111	109	270	—
Shareholder servicing	2	5	2	— *	— *	1	1
Registration fees	—	—	—	5	—	—	—
Custodian fees	16	189	99	4	10	10	11
Trustees and Chief Compliance Officer fees	17	37	21	2	3	7	12
Accounting services fee	86	138	91	21	29	56	65
Legal fees	8	19	12	2	7	4	25
Audit fees	27	18	16	3	10	10	7
Other	24	49	28	— *	8	12	19
Total Expenses	2,132	6,140	3,315	369	592	1,287	790
Less:
Expenses in excess of limit	(112)	—	(83)	(36)	—	(22)	(106)
Total Net Expenses	2,020	6,140	3,232	333	592	1,265	684
Net Investment Income (Loss)	18,455	8,803	3,391	408	(505)	9	95

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments in unaffiliated securities	9,144	49,590	16,365	(34)	6,898	7,601	(9)
Written options	—	—	—	—	—	(76)	—
Swap agreements	—	—	3,845	—	—	—	—
Forward foreign currency contracts	51	—	2,533	—	—	—	—
Foreign currency exchange transactions	9	(204)	(371)	—	—	—	—
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated securities	3,531	14,377	18,635 (2)	(1,608)	9,345	24,637	—
Written options	—	—	—	—	—	(177)	—
Swap agreements	—	—	158	—	—	—	—
Forward foreign currency contracts	(30)	—	(1,732)	—	—	—	—
Foreign currency exchange transactions	— *	47	21	—	—	—	—
Net Realized and Unrealized Gain (Loss)	12,705	63,810	39,454	(1,642)	16,243	31,985	(9)
Net Increase (Decrease) in Net Assets Resulting from Operations	$31,160	$72,613	$42,845	$(1,234)	$15,738	$31,994	$86

*	Not shown due to rounding.

(1)	For the period from August 23, 2010 (commencement of operations) through December 31, 2010.

(2)	Net of India deferred taxes of $17.

See Accompanying Notes to Financial Statements.

2010	ANNUAL REPORT	161

STATEMENT OF OPERATIONS

Ivy Funds VIP	FOR THE FISCAL YEAR ENDED DECEMBER 31, 2010

(In thousands)	Real Estate Securities		Science and Technology	Small Cap Growth	Small Cap Value	Value
INVESTMENT INCOME
Dividends from unaffiliated securities	$762		$2,071	$1,090	$3,568	$4,341
Foreign dividend withholding tax	(4)		(96)	(1)	(12)	—
Interest and amortization from unaffiliated securities	1		89	53	16	10
Total Investment Income	759		2,064	1,142	3,572	4,351
EXPENSES
Investment management fee	324		2,601	3,085	1,774	1,990
Service fee	90		765	907	522	711
Shareholder servicing	—	*	3	3	2	2
Custodian fees	17		59	15	15	13
Trustees and Chief Compliance Officer fees	3		24	30	14	21
Accounting services fee	27		94	111	78	92
Legal fees	5		11	13	10	11
Audit fees	16		15	13	16	16
Other	7		32	35	21	37
Total Expenses	489		3,604	4,212	2,452	2,893
Less:
Expenses in excess of limit	—		(61)	(73)	—	(28)
Total Net Expenses	489		3,543	4,139	2,452	2,865
Net Investment Income (Loss)	270		(1,479)	(2,997)	1,120	1,486

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments in unaffiliated securities	4,276		12,741	46,256	36,547	31,416
Futures contracts	—		—	—	(1,965)	(1,459)
Written options	—		396	—	(330)	1,050
Foreign currency exchange transactions	—		(19)	—	4	—
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated securities	4,510		24,952	52,830	16,499	18,615
Written options	—		—	—	9	(340)
Foreign currency exchange transactions	—		51	—	—	—
Net Realized and Unrealized Gain	8,786		38,121	99,086	50,764	49,282
Net Increase in Net Assets Resulting from Operations	$9,056		$36,642	$96,089	$51,884	$50,768

*Not shown due to rounding.

See Accompanying Notes to Financial Statements.

162	ANNUAL REPORT	2010

STATEMENT OF CHANGES IN NET ASSETS

Ivy Funds VIP

	Pathfinder Aggressive		Pathfinder Conservative		Pathfinder Moderate
(In thousands)	Fiscal year ended 12-31-10	Fiscal year ended 12-31-09	Fiscal year ended 12-31-10	Fiscal year ended 12-31-09	Fiscal year ended 12-31-10	Fiscal year ended 12-31-09
INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income	$860	$705	$920	$525	$5,432	$2,173
Net realized gain on investments	1,714	1,408	1,491	1,003	7,718	3,587
Net change in unrealized appreciation	7,035	9,069	3,222	3,300	34,654	25,344
Net Increase in Net Assets Resulting from Operations	9,609	11,182	5,633	4,828	47,804	31,104
Distributions to Shareholders From:
Net investment income	(706)	(214)	(526)	(22)	(2,179)	(291)
Net realized gains	(1,408)	(487)	(1,003)	(40)	(3,590)	(537)
Total Distributions to Shareholders	(2,114)	(701)	(1,529)	(62)	(5,769)	(828)
Capital Share Transactions	3,806	7,234	23,145	27,182	148,928	161,568
Net Increase in Net Assets	11,301	17,715	27,249	31,948	190,963	191,844
Net Assets, Beginning of Period	60,613	42,898	43,923	11,975	270,289	78,445
Net Assets, End of Period	$71,914	$60,613	$71,172	$43,923	$461,252	$270,289
Undistributed net investment income	$857	$703	$918	$524	$5,423	$2,170

	Pathfinder Moderately Aggressive		Pathfinder Moderately Conservative		Asset Strategy
(In thousands)	Fiscal year ended 12-31-10	Fiscal year ended 12-31-09	Fiscal year ended 12-31-10	Fiscal year ended 12-31-09	Fiscal year ended 12-31-10	Fiscal year ended 12-31-09
INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income	$4,992	$2,768	$1,853	$1,007	$12,471	$9,927
Net realized gain (loss) on investments	8,933	4,941	2,840	1,692	(38,316)	(11,444)
Net change in unrealized appreciation	42,878	36,547	8,809	8,112	127,543	193,442
Net Increase in Net Assets Resulting from Operations	56,803	44,256	13,502	10,811	101,698	191,925
Distributions to Shareholders From:
Net investment income	(2,776)	(541)	(1,009)	(79)	(12,441)	(2,922)
Net realized gains	(4,945)	(970)	(1,731)	(167)	—	(78,982)
Total Distributions to Shareholders	(7,721)	(1,511)	(2,740)	(246)	(12,441)	(81,904)
Capital Share Transactions	150,305	143,305	47,868	49,516	111,332	306,546
Net Increase in Net Assets	199,387	186,050	58,630	60,081	200,589	416,567
Net Assets, Beginning of Period	301,756	115,706	92,253	32,172	1,094,761	678,194
Net Assets, End of Period	$501,143	$301,756	$150,883	$92,253	$1,295,350	$1,094,761
Undistributed net investment income	$4,976	$2,760	$1,849	$1,005	$11,097	$8,381

See Accompanying Notes to Financial Statements.

2010	ANNUAL REPORT	163

STATEMENT OF CHANGES IN NET ASSETS

Ivy Funds VIP

	Balanced		Bond		Core Equity
(In thousands)	Fiscal year ended 12-31-10	Fiscal year ended 12-31-09	Fiscal year ended 12-31-10	Fiscal year ended 12-31-09	Fiscal year ended 12-31-10	Fiscal year ended 12-31-09
INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income	$5,471	$6,905	$12,081	$13,995	$1,336	$3,899
Net realized gain on investments	28,658	5,243	12,819	2,446	34,101	3,802
Net change in unrealized appreciation	23,018	31,077	8,676	10,531	41,926	75,046
Net Increase in Net Assets Resulting from Operations	57,147	43,225	33,576	26,972	77,363	82,747
Distributions to Shareholders From:
Net investment income	(7,059)	(7,291)	(20,719)	(13,706)	(4,025)	(3,943)
Net realized gains	(5,145)	(2,099)	—	—	—	—
Total Distributions to Shareholders	(12,204)	(9,390)	(20,719)	(13,706)	(4,025)	(3,943)
Capital Share Transactions	(30,832)	(51,174)	23,241	124,063	(59,856)	(65,801)
Net Increase (Decrease) in Net Assets	14,111	(17,339)	36,098	137,329	13,482	13,003
Net Assets, Beginning of Period	360,946	378,285	471,468	334,139	415,130	402,127
Net Assets, End of Period	$375,057	$360,946	$507,566	$471,468	$428,612	$415,130
Undistributed net investment income	$5,430	$6,902	$14,822	$16,139	$1,179	$3,844

	Dividend Opportunities		Energy		Global Bond
(In thousands)	Fiscal year ended 12-31-10	Fiscal year ended 12-31-09	Fiscal year ended 12-31-10	Fiscal year ended 12-31-09	Fiscal year ended 12-31-10(1)
INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income (loss)	$3,126	$2,317	$(84)	$88	$2
Net realized gain (loss) on investments	3,442	(14,283)	(473)	(1,949)	(5)
Net change in unrealized appreciation (depreciation)	34,683	42,262	7,802	10,422	(2)
Net Increase (Decrease) in Net Assets Resulting from Operations	41,251	30,296	7,245	8,561	(5)
Distributions to Shareholders From:
Net investment income	(2,410)	(1,506)	(90)	—	—
Net realized gains	—	—	—	—	—
Total Distributions to Shareholders	(2,410)	(1,506)	(90)	—	—
Capital Share Transactions	56,260	49,488	5,874	2,887	5,000
Net Increase in Net Assets	95,101	78,278	13,029	11,448	4,995
Net Assets, Beginning of Period	201,304	123,026	31,342	19,894	—
Net Assets, End of Period	$296,405	$201,304	$44,371	$31,342	$4,995
Undistributed net investment income	$3,101	$2,041	$13	$85	$2

(1)	For the period from August 23, 2010 (commencement of operations) through December 31, 2010.

See Accompanying Notes to Financial Statements.

164	ANNUAL REPORT	2010

STATEMENT OF CHANGES IN NET ASSETS

Ivy Funds VIP

	Global Natural Resources		Growth		High Income
(In thousands)	Fiscal year ended 12-31-10	Fiscal year ended 12-31-09	Fiscal year ended 12-31-10	Fiscal year ended 12-31-09	Fiscal year ended 12-31-10	Fiscal year ended 12-31-09
INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income (loss)	$(596)	$(717)	$3,615	$5,277	$18,455	$17,063
Net realized gain (loss) on investments	13,354	247	53,310	17,492	9,204	(8,543)
Net change in unrealized appreciation	19,784	64,833	47,386	169,568	3,501	61,228
Net Increase in Net Assets Resulting from Operations	32,542	64,363	104,311	192,337	31,160	69,748
Distributions to Shareholders From:
Net investment income	—	—	(5,368)	(2,992)	(17,048)	(16,681)
Net realized gains	—	—	—	(22,110)	—	—
Total Distributions to Shareholders	—	—	(5,368)	(25,102)	(17,048)	(16,681)
Capital Share Transactions	11,095	58,465	(62,417)	(43,767)	14,778	14,111
Net Increase in Net Assets	43,637	122,828	36,526	123,468	28,890	67,178
Net Assets, Beginning of Period	192,289	69,461	880,513	757,045	213,911	146,733
Net Assets, End of Period	$235,926	$192,289	$917,039	$880,513	$242,801	$213,911
Undistributed (distributions in excess of) net investment income	$(86)	$(11)	$3,416	$5,169	$18,413	$16,996

	International Core Equity		International Growth		Limited-Term Bond
(In thousands)	Fiscal year ended 12-31-10	Fiscal year ended 12-31-09	Fiscal year ended 12-31-10	Fiscal year ended 12-31-09	Fiscal year ended 12-31-10(1)
INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income	$8,803	$6,758	$3,391	$2,564	$408
Net realized gain (loss) on investments	49,386	(72,918)	22,372	(693)	(34)
Net change in unrealized appreciation (depreciation)	14,424	206,411	17,082	46,236	(1,608)
Net Increase (Decrease) in Net Assets Resulting from Operations	72,613	140,251	42,845	48,107	(1,234)
Distributions to Shareholders From:
Net investment income	(7,010)	(15,263)	(2,599)	(2,688)	—
Net realized gains	—	(24,549)	—	—	—
Total Distributions to Shareholders	(7,010)	(39,812)	(2,599)	(2,688)	—
Capital Share Transactions	1,821	33,209	29,839	56,312	143,538
Net Increase in Net Assets	67,424	133,648	70,085	101,731	142,304
Net Assets, Beginning of Period	512,761	379,113	261,229	159,498	—
Net Assets, End of Period	$580,185	$512,761	$331,314	$261,229	$142,304
Undistributed net investment income	$8,569	$6,980	$1,372	$2,575	$564

(1)	For the period from August 23, 2010 (commencement of operations) through December 31, 2010.

See Accompanying Notes to Financial Statements.

2010	ANNUAL REPORT	165

STATEMENT OF CHANGES IN NET ASSETS

Ivy Funds VIP

	Micro Cap Growth		Mid Cap Growth		Money Market
(In thousands)	Fiscal year ended 12-31-10	Fiscal year ended 12-31-09	Fiscal year ended 12-31-10	Fiscal year ended 12-31-09	Fiscal year ended 12-31-10	Fiscal year ended 12-31-09
INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income (loss)	$(505)	$(423)	$9	$21	$95	$1,872
Net realized gain (loss) on investments	6,898	(4,233)	7,525	(932)	(9)	116
Net change in unrealized appreciation	9,345	15,676	24,460	27,645	—	—
Net Increase in Net Assets Resulting from Operations	15,738	11,020	31,994	26,734	86	1,988
Distributions to Shareholders From:
Net investment income	—	—	(37)	—	(95)	(1,872)
Net realized gains	—	—	—	—	(22)	(118)
Total Distributions to Shareholders	—	—	(37)	—	(117)	(1,990)
Capital Share Transactions	862	(1,118)	18,076	16,544	27,101	(49,898)
Net Increase (Decrease) in Net Assets	16,600	9,902	50,033	43,278	27,070	(49,900)
Net Assets, Beginning of Period	38,211	28,309	92,157	48,879	150,863	200,763
Net Assets, End of Period	$54,811	$38,211	$142,190	$92,157	$177,933	$150,863
Undistributed (distributions in excess of) net investment income	$(417)	$(54)	$(1)	$20	$—	$—

	Real Estate Securities		Science and Technology		Small Cap Growth
(In thousands)	Fiscal year ended 12-31-10	Fiscal year ended 12-31-09	Fiscal year ended 12-31-10	Fiscal year ended 12-31-09	Fiscal year ended 12-31-10	Fiscal year ended 12-31-09
INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income (loss)	$270	$680	$(1,479)	$168	$(2,997)	$(2,723)
Net realized gain (loss) on investments	4,276	(4,660)	13,118	11,428	46,256	(4,855)
Net change in unrealized appreciation	4,510	10,351	25,003	83,850	52,830	101,109
Net Increase in Net Assets Resulting from Operations	9,056	6,371	36,642	95,446	96,089	93,531
Distributions to Shareholders From:
Net investment income	(668)	(831)	—	—	—	(1,298)
Net realized gains	—	—	(9,089)	(16,547)	—	—
Total Distributions to Shareholders	(668)	(831)	(9,089)	(16,547)	—	(1,298)
Capital Share Transactions	(2,194)	(897)	(17,685)	11,200	(32,457)	(26,712)
Net Increase in Net Assets	6,194	4,643	9,868	90,099	63,632	65,521
Net Assets, Beginning of Period	33,577	28,934	316,252	226,153	355,705	290,184
Net Assets, End of Period	$39,771	$33,577	$326,120	$316,252	$419,337	$355,705
Undistributed (distributions in excess of) net investment income	$328	$726	$(34)	$(28)	$(82)	$(38)

See Accompanying Notes to Financial Statements.

166	ANNUAL REPORT	2010

STATEMENT OF CHANGES IN NET ASSETS

Ivy Funds VIP

	Small Cap Value		Value
(In thousands)	Fiscal year ended 12-31-10	Fiscal year ended 12-31-09	Fiscal year ended 12-31-10	Fiscal year ended 12-31-09
INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income	$1,120	$86	$1,486	$3,483
Net realized gain (loss) on investments	34,256	(4,492)	31,007	1,930
Net change in unrealized appreciation	16,508	48,625	18,275	53,957
Net Increase in Net Assets Resulting from Operations	51,884	44,219	50,768	59,370
Distributions to Shareholders From:
Net investment income	(151)	—	(2,517)	(4,928)
Net realized gains	—	—	—	—
Total Distributions to Shareholders	(151)	—	(2,517)	(4,928)
Capital Share Transactions	(4,876)	2,845	(8,696)	(9,026)
Net Increase in Net Assets	46,857	47,064	39,555	45,416
Net Assets, Beginning of Period	197,180	150,116	276,844	231,428
Net Assets, End of Period	$244,037	$197,180	$316,399	$276,844
Undistributed net investment income	$1,145	$141	$2,847	$3,007

See Accompanying Notes to Financial Statements.

2010	ANNUAL REPORT	167

FINANCIAL HIGHLIGHTS

Ivy Funds VIP	FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Distributions From Net Investment Income	Distributions From Net Realized Gains	Total Distributions
Pathfinder Aggressive
Fiscal year ended 12-31-2010	$4.6294	$0.0604	$0.6262	$0.6866	$(0.0526)	$(0.1048)	$(0.1574)
Fiscal year ended 12-31-2009	3.8093	0.0524	0.8251	0.8775	(0.0175)	(0.0399)	(0.0574)
Fiscal year ended 12-31-2008(2)	5.0000	0.0096	(1.2003)	(1.1907)	—	—	—
Pathfinder Conservative
Fiscal year ended 12-31-2010	5.0197	0.0607	0.3942	0.4549	(0.0519)	(0.0989)	(0.1508)
Fiscal year ended 12-31-2009	4.4530	0.0553	0.5206	0.5759	(0.0033)	(0.0059)	(0.0092)
Fiscal year ended 12-31-2008(4)	5.0000	0.0058	(0.5528)	(0.5470)	—	—	—
Pathfinder Moderate
Fiscal year ended 12-31-2010	4.7629	0.0549	0.5338	0.5887	(0.0312)	(0.0514)	(0.0826)
Fiscal year ended 12-31-2009	4.0630	0.0325	0.6933	0.7258	(0.0091)	(0.0168)	(0.0259)
Fiscal year ended 12-31-2008(2)	5.0000	0.0097	(0.9467)	(0.9370)	—	—	—
Pathfinder Moderately Aggressive
Fiscal year ended 12-31-2010	4.8046	0.0482	0.6269	0.6751	(0.0388)	(0.0691)	(0.1079)
Fiscal year ended 12-31-2009	4.0140	0.0379	0.7876	0.8255	(0.0125)	(0.0224)	(0.0349)
Fiscal year ended 12-31-2008(2)	5.0000	0.0103	(0.9963)	(0.9860)	—	—	—
Pathfinder Moderately Conservative
Fiscal year ended 12-31-2010	4.9413	0.0582	0.4675	0.5257	(0.0466)	(0.0799)	(0.1265)
Fiscal year ended 12-31-2009	4.3098	0.0494	0.6002	0.6496	(0.0058)	(0.0123)	(0.0181)
Fiscal year ended 12-31-2008(5)	5.0000	0.0080	(0.6982)	(0.6902)	—	—	—
Asset Strategy
Fiscal year ended 12-31-2010	9.2253	0.0913	0.6926	0.7839	(0.0976)	—	(0.0976)
Fiscal year ended 12-31-2009	8.2749	0.0814	1.8135	1.8949	(0.0337)	(0.9108)	(0.9445)
Fiscal year ended 12-31-2008	12.3237	0.1062	(3.2919)	(3.1857)	(0.0495)	(0.8136)	(0.8631)
Fiscal year ended 12-31-2007	9.0016	0.0932	3.8531	3.9463	(0.0709)	(0.5533)	(0.6242)
Fiscal year ended 12-31-2006	8.8625	0.0958	1.7042	1.8000	(0.0354)	(1.6255)	(1.6609)
Balanced
Fiscal year ended 12-31-2010	8.4782	0.1470	1.2624	1.4094	(0.1733)	(0.1263)	(0.2996)
Fiscal year ended 12-31-2009	7.6960	0.1729	0.8142	0.9871	(0.1591)	(0.0458)	(0.2049)
Fiscal year ended 12-31-2008	9.7624	0.1496	(2.1997)	(2.0501)	(0.0096)	(0.0067)	(0.0163)
Fiscal year ended 12-31-2007	8.7056	0.1388	1.0508	1.1896	(0.1326)	(0.0002)	(0.1328)
Fiscal year ended 12-31-2006	7.9631	0.1224	0.7704	0.8928	(0.1207)	(0.0296)	(0.1503)

(1)	Ratios excluding expense waivers are included only for periods in which the Portfolio had waived or reimbursed expenses.

(2)	For the period from March 4, 2008 (commencement of operations of the Portfolio) through December 31, 2008.

(3)	Annualized.

(4)	For the period from March 13, 2008 (commencement of operations of the Portfolio) through December 31, 2008.

(5)	For the period from March 12, 2008 (commencement of operations of the Portfolio) through December 31, 2008.

168	ANNUAL REPORT	2010

	Net Asset Value, End of Period	Total Return	Net Assets, End of Period (in millions)	Ratio of Expenses to Average Net Assets Including Expense Waiver		Ratio of Net Investment Income to Average Net Assets Including Expense Waiver		Ratio of Expenses to Average Net Assets Excluding Expense Waiver(1)	Ratio of Net Investment Income to Average Net Assets Excluding Expense Waiver(1)	Portfolio Turnover Rate
Pathfinder Aggressive
Fiscal year ended 12-31-2010	$5.1586	15.53%	$72	0.08%		1.35%		—%	—%	24%
Fiscal year ended 12-31-2009	4.6294	23.32	61	0.10		1.40		—	—	22
Fiscal year ended 12-31-2008(2)	3.8093	-23.82	43	0.10	(3)	0.44	(3)	—	—	3
Pathfinder Conservative
Fiscal year ended 12-31-2010	5.3238	9.38	71	0.08		1.65		—	—	26
Fiscal year ended 12-31-2009	5.0197	12.95	44	0.12		1.66		—	—	27
Fiscal year ended 12-31-2008(4)	4.4530	-10.94	12	0.39	(3)	0.45	(3)	—	—	2
Pathfinder Moderate
Fiscal year ended 12-31-2010	5.2690	12.63	461	0.04		1.52		—	—	18
Fiscal year ended 12-31-2009	4.7629	17.95	270	0.06		1.35		—	—	18
Fiscal year ended 12-31-2008(2)	4.0630	-18.74	78	0.09	(3)	0.64	(3)	—	—	—
Pathfinder Moderately Aggressive
Fiscal year ended 12-31-2010	5.3718	14.46	501	0.04		1.35		—	—	23
Fiscal year ended 12-31-2009	4.8046	20.70	302	0.06		1.35		—	—	19
Fiscal year ended 12-31-2008(2)	4.0140	-19.72	116	0.07	(3)	0.61	(3)	—	—	—
Pathfinder Moderately Conservative
Fiscal year ended 12-31-2010	5.3405	10.97	151	0.06		1.60		—	—	21
Fiscal year ended 12-31-2009	4.9413	15.12	92	0.09		1.56		—	—	28
Fiscal year ended 12-31-2008(5)	4.3098	-13.80	32	0.18	(3)	0.63	(3)	—	—	—
Asset Strategy
Fiscal year ended 12-31-2010	9.9116	8.68	1,295	1.02		1.07		1.03	1.06	104
Fiscal year ended 12-31-2009	9.2253	25.04	1,095	1.05		1.17		1.06	1.16	113
Fiscal year ended 12-31-2008	8.2749	-25.79	678	1.04		1.02		1.05	1.01	190
Fiscal year ended 12-31-2007	12.3237	44.11	913	1.03		0.96		1.04	0.95	98
Fiscal year ended 12-31-2006	9.0016	20.15	602	1.02		1.16		1.03	1.15	148
Balanced
Fiscal year ended 12-31-2010	9.5880	17.11	375	1.01		1.52		—	—	48
Fiscal year ended 12-31-2009	8.4782	13.23	361	1.03		1.95		—	—	46
Fiscal year ended 12-31-2008	7.6960	-21.00	378	1.01		1.53		—	—	19
Fiscal year ended 12-31-2007	9.7624	13.67	559	1.01		1.40		—	—	8
Fiscal year ended 12-31-2006	8.7056	11.21	565	1.01		1.37		—	—	28

See Accompanying Notes to Financial Statements.

2010	ANNUAL REPORT	169

FINANCIAL HIGHLIGHTS

Ivy Funds VIP	FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Distributions From Net Investment Income	Distributions From Net Realized Gains	Total Distributions
Bond
Fiscal year ended 12-31-2010	$5.4996	$0.1214	$0.2016	$0.3230	$(0.2270)	$—	$(0.2270)
Fiscal year ended 12-31-2009	5.3372	0.1550	0.2178	0.3728	(0.2104)	—	(0.2104)
Fiscal year ended 12-31-2008	5.3255	0.2183	(0.2017)	0.0166	(0.0049)	—	(0.0049)
Fiscal year ended 12-31-2007	5.2752	0.2428	0.0489	0.2917	(0.2414)	—	(0.2414)
Fiscal year ended 12-31-2006	5.2928	0.2434	(0.0182)	0.2252	(0.2411)	(0.0017)	(0.2428)
Core Equity
Fiscal year ended 12-31-2010	9.9518	0.0422	2.0188	2.0610	(0.1023)	—	(0.1023)
Fiscal year ended 12-31-2009	8.1109	0.0996	1.8272	1.9268	(0.0859)	—	(0.0859)
Fiscal year ended 12-31-2008	12.9583	0.0832	(4.6008)	(4.5176)	(0.0203)	(0.3095)	(0.3298)
Fiscal year ended 12-31-2007	12.5485	0.0977	1.6632	1.7609	(0.0862)	(1.2649)	(1.3511)
Fiscal year ended 12-31-2006	11.1221	0.0805	1.8084	1.8889	(0.1093)	(0.3532)	(0.4625)
Dividend Opportunities
Fiscal year ended 12-31-2010	5.9634	0.0708	0.8927	0.9635	(0.0675)	—	(0.0675)
Fiscal year ended 12-31-2009	5.1114	0.0599	0.8442	0.9041	(0.0521)	—	(0.0521)
Fiscal year ended 12-31-2008	8.0015	0.0391	(2.9133)	(2.8742)	(0.0056)	(0.0103)	(0.0159)
Fiscal year ended 12-31-2007	6.9651	0.0881	1.0765	1.1646	(0.0675)	(0.0607)	(0.1282)
Fiscal year ended 12-31-2006	6.1121	0.0857	0.8867	0.9724	(0.0849)	(0.0345)	(0.1194)
Energy
Fiscal year ended 12-31-2010	5.2588	(0.0127)	1.1629	1.1502	(0.0143)	—	(0.0143)
Fiscal year ended 12-31-2009	3.7434	0.0147	1.5007	1.5154	—	—	—
Fiscal year ended 12-31-2008	6.9732	(0.0103)	(3.2080)	(3.2183)	(0.0055)	(0.0060)	(0.0115)
Fiscal year ended 12-31-2007	4.6351	0.0280	2.3497	2.3777	(0.0209)	(0.0187)	(0.0396)
Fiscal year ended 12-31-2006(2)	5.0000	0.0248	(0.3654)	(0.3406)	(0.0243)	—	(0.0243)
Global Bond
Fiscal year ended 12-31-2010(4)	5.0000	0.0015	(0.0065)	(0.0050)	—	—	—
Global Natural Resources
Fiscal year ended 12-31-2010	5.7479	(0.0170)	0.9978	0.9808	—	—	—
Fiscal year ended 12-31-2009	3.3102	(0.0209)	2.4586	2.4377	—	—	—
Fiscal year ended 12-31-2008	10.0838	0.0088	(6.2310)	(6.2222)	(0.1089)	(0.4425)	(0.5514)
Fiscal year ended 12-31-2007	7.5711	0.0148	3.2797	3.2945	(0.0022)	(0.7796)	(0.7818)
Fiscal year ended 12-31-2006	6.2719	0.0295	1.5690	1.5985	(0.0235)	(0.2758)	(0.2993)
Growth
Fiscal year ended 12-31-2010	9.2781	0.0428	1.1153	1.1581	(0.0586)	—	(0.0586)
Fiscal year ended 12-31-2009	7.5529	0.0567	1.9286	1.9853	(0.0310)	(0.2291)	(0.2601)
Fiscal year ended 12-31-2008	12.0237	0.0297	(4.3944)	(4.3647)	—	(0.1061)	(0.1061)
Fiscal year ended 12-31-2007	9.7813	(0.0008)	2.5262	2.5254	(0.0001)	(0.2829)	(0.2830)
Fiscal year ended 12-31-2006	9.3125	(0.0001)	0.4689	0.4688	—	—	—

(1)	Ratios excluding expense waivers are included only for periods in which the Portfolio had waived or reimbursed expenses.

(2)	For the period from May 1, 2006 (commencement of operations of the Portfolio) through December 31, 2006.

(3)	Annualized.

(4)	For the period from August 23, 2010 (commencement of operations of the Portfolio) through December 31, 2010.

170	ANNUAL REPORT	2010

	Net Asset Value, End of Period	Total Return	Net Assets, End of Period (in millions)	Ratio of Expenses to Average Net Assets Including Expense Waiver		Ratio of Net Investment Income (Loss) to Average Net Assets Including Expense Waiver		Ratio of Expenses to Average Net Assets Excluding Expense Waiver(1)		Ratio of Net Investment Income (Loss) to Average Net Assets Excluding Expense Waiver(1)		Portfolio Turnover Rate
Bond
Fiscal year ended 12-31-2010	$5.5956	6.04%	$508	0.78%		2.25%		—%		—%		49%
Fiscal year ended 12-31-2009	5.4996	7.16	471	0.80		3.56		—		—		30
Fiscal year ended 12-31-2008	5.3372	0.31	334	0.79		4.38		—		—		29
Fiscal year ended 12-31-2007	5.3255	5.67	296	0.82		4.57		0.85		4.54		42
Fiscal year ended 12-31-2006	5.2752	4.24	213	0.84		4.49		0.85		4.48		54
Core Equity
Fiscal year ended 12-31-2010	11.9105	20.89	429	0.96		0.33		1.01		0.28		100
Fiscal year ended 12-31-2009	9.9518	24.02	415	0.98		1.01		1.03		0.96		101
Fiscal year ended 12-31-2008	8.1109	-34.77	402	0.96		0.68		1.01		0.63		105
Fiscal year ended 12-31-2007	12.9583	14.03	746	0.96		0.68		1.01		0.63		83
Fiscal year ended 12-31-2006	12.5485	16.99	762	0.99		0.62		1.00		0.61		103
Dividend Opportunities
Fiscal year ended 12-31-2010	6.8594	16.37	296	1.02		1.37		—		—		44
Fiscal year ended 12-31-2009	5.9634	17.88	201	1.05		1.48		—		—		31
Fiscal year ended 12-31-2008	5.1114	-35.91	123	1.07		0.92		—		—		35
Fiscal year ended 12-31-2007	8.0015	16.72	121	1.04		1.29		—		—		17
Fiscal year ended 12-31-2006	6.9651	15.91	81	1.07		1.63		—		—		17
Energy
Fiscal year ended 12-31-2010	6.3947	21.96	44	1.28		-0.25		—		—		27
Fiscal year ended 12-31-2009	5.2588	40.48	31	1.01		0.35		1.33		0.03		15
Fiscal year ended 12-31-2008	3.7434	-46.15	20	1.14		-0.15		1.31		-0.32		10
Fiscal year ended 12-31-2007	6.9732	51.30	26	0.52		0.78		1.32		-0.02		13
Fiscal year ended 12-31-2006(2)	4.6351	-6.81	7	0.64	(3)	1.05	(3)	1.49	(3)	0.20	(3)	12
Global Bond
Fiscal year ended 12-31-2010(4)	4.9950	-0.10	5	0.90	(3)	0.09	(3)	1.52	(3)	-0.53	(3)	28
Global Natural Resources
Fiscal year ended 12-31-2010	6.7287	17.06	236	1.37		-0.31		—		—		117
Fiscal year ended 12-31-2009	5.7479	73.64	192	1.45		-0.56		—		—		101
Fiscal year ended 12-31-2008	3.3102	-61.46	69	1.43		-0.08		—		—		206
Fiscal year ended 12-31-2007	10.0838	43.50	165	1.38		0.20		—		—		122
Fiscal year ended 12-31-2006	7.5711	25.49	90	1.51		0.53		—		—		111
Growth
Fiscal year ended 12-31-2010	10.3776	12.58	917	0.97		0.42		1.00		0.39		64
Fiscal year ended 12-31-2009	9.2781	27.07	881	0.99		0.67		1.02		0.64		59
Fiscal year ended 12-31-2008	7.5529	-36.27	757	0.97		0.29		1.00		0.26		53
Fiscal year ended 12-31-2007	12.0237	25.81	1,305	0.97		-0.01		0.99		-0.03		42
Fiscal year ended 12-31-2006	9.7813	5.04	1,177	0.99		0.00		1.00		-0.01		67

See Accompanying Notes to Financial Statements.

2010	ANNUAL REPORT	171

FINANCIAL HIGHLIGHTS

Ivy Funds VIP	FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Distributions From Net Investment Income	Distributions From Net Realized Gains	Total Distributions
High Income
Fiscal year ended 12-31-2010	$3.2997	$0.2721	$0.1887	$0.4608	$(0.2697)	$—	$(0.2697)
Fiscal year ended 12-31-2009	2.4841	0.2537	0.8347	1.0884	(0.2728)	—	(0.2728)
Fiscal year ended 12-31-2008	3.2031	0.2834	(0.9826)	(0.6992)	(0.0198)	—	(0.0198)
Fiscal year ended 12-31-2007	3.3398	0.2717	(0.1440)	0.1277	(0.2644)	—	(0.2644)
Fiscal year ended 12-31-2006	3.2521	0.2518	0.0827	0.3345	(0.2468)	—	(0.2468)
International Core Equity(2)
Fiscal year ended 12-31-2010	15.3806	0.2601	1.8527	2.1128	(0.2081)	—	(0.2081)
Fiscal year ended 12-31-2009	12.4613	0.1992	4.0136	4.2128	(0.4959)	(0.7976)	(1.2935)
Fiscal year ended 12-31-2008	22.3935	0.5116	(9.9918)	(9.4802)	(0.0909)	(0.3611)	(0.4520)
Fiscal year ended 12-31-2007	22.7794	0.4391	1.8126	2.2517	(0.3937)	(2.2439)	(2.6376)
Fiscal year ended 12-31-2006	19.1711	0.4593	5.2176	5.6769	(0.4097)	(1.6589)	(2.0686)
International Growth
Fiscal year ended 12-31-2010	7.4915	0.0842	1.0049	1.0891	(0.0716)	—	(0.0716)
Fiscal year ended 12-31-2009	6.0050	0.0741	1.5140	1.5881	(0.1016)	—	(0.1016)
Fiscal year ended 12-31-2008	10.7486	0.1075	(4.6438)	(4.5363)	(0.0222)	(0.1851)	(0.2073)
Fiscal year ended 12-31-2007	9.1353	0.0630	1.8829	1.9459	(0.0587)	(0.2739)	(0.3326)
Fiscal year ended 12-31-2006	7.5943	0.0672	1.5263	1.5935	(0.0525)	—	(0.0525)
Limited-Term Bond
Fiscal year ended 12-31-2010(3)	5.0000	0.0142	(0.0567)	(0.0425)	—	—	—
Micro Cap Growth
Fiscal year ended 12-31-2010	15.7002	(0.2034)	6.6177	6.4143	—	—	—
Fiscal year ended 12-31-2009	11.1122	(0.1739)	4.7619	4.5880	—	—	—
Fiscal year ended 12-31-2008	21.3838	(0.2089)	(10.0627)	(10.2716)	—	—	—
Fiscal year ended 12-31-2007	20.0796	(0.2565)	1.5607	1.3042	—	—	—
Fiscal year ended 12-31-2006	17.8866	(0.2064)	2.3994	2.1930	—	—	—
Mid Cap Growth
Fiscal year ended 12-31-2010	6.6080	0.0006	2.0840	2.0846	(0.0025)	—	(0.0025)
Fiscal year ended 12-31-2009	4.5056	0.0015	2.1009	2.1024	—	—	—
Fiscal year ended 12-31-2008	7.2091	(0.0036)	(2.6128)	(2.6164)	(0.0020)	(0.0851)	(0.0871)
Fiscal year ended 12-31-2007	6.5601	0.0034	0.8245	0.8279	(0.0013)	(0.1776)	(0.1789)
Fiscal year ended 12-31-2006	6.0653	0.0164	0.5025	0.5189	(0.0223)	(0.0018)	(0.0241)
Money Market
Fiscal year ended 12-31-2010	1.0000	0.0006	0.0001	0.0007	(0.0006)	(0.0001)	(0.0007)
Fiscal year ended 12-31-2009	1.0000	0.0095	0.0006	0.0101	(0.0095)	(0.0006)	(0.0101)
Fiscal year ended 12-31-2008	1.0000	0.0215	0.0001	0.0216	(0.0215)	(0.0001)	(0.0216)
Fiscal year ended 12-31-2007	1.0000	0.0451	0.0000	0.0451	(0.0451)	—	(0.0451)
Fiscal year ended 12-31-2006	1.0000	0.0424	0.0000	0.0424	(0.0424)	—	(0.0424)

(1)	Ratios excluding expense waivers are included only for periods in which the Portfolio had waived or reimbursed expenses.

(2)	International Core Equity (formerly International Value) changed its name effective April 30, 2010.

(3)	For the period from August 23, 2010 (commencement of operations of the Portfolio) through December 31, 2010.

(4)	Annualized.

172	ANNUAL REPORT	2010

	Net Asset Value, End of Period	Total Return	Net Assets, End of Period (in millions)	Ratio of Expenses to Average Net Assets Including Expense Waiver		Ratio of Net Investment Income (Loss) to Average Net Assets Including Expense Waiver		Ratio of Expenses to Average Net Assets Excluding Expense Waiver(1)		Ratio of Net Investment Income (Loss) to Average Net Assets Excluding Expense Waiver(1)		Portfolio Turnover Rate
High Income
Fiscal year ended 12-31-2010	$3.4908	14.86%	$243	0.91%		8.27%		0.96%		8.22%		108%
Fiscal year ended 12-31-2009	3.2997	46.42	214	0.93		9.15		0.98		9.10		74
Fiscal year ended 12-31-2008	2.4841	-21.82	147	0.91		8.72		0.96		8.67		37
Fiscal year ended 12-31-2007	3.2031	3.86	214	0.90		7.90		0.95		7.85		74
Fiscal year ended 12-31-2006	3.3398	10.27	204	0.94		7.48		0.95		7.47		71
International Core Equity(2)
Fiscal year ended 12-31-2010	17.2853	14.09	580	1.19		1.70		—		—		107
Fiscal year ended 12-31-2009	15.3806	36.96	513	1.22		1.58		—		—		142
Fiscal year ended 12-31-2008	12.4613	-42.26	379	1.18		3.07		—		—		20
Fiscal year ended 12-31-2007	22.3935	9.88	636	1.18		1.81		—		—		23
Fiscal year ended 12-31-2006	22.7794	29.61	589	1.18		2.13		—		—		29
International Growth
Fiscal year ended 12-31-2010	8.5090	14.79	331	1.17		1.22		1.20		1.19		75
Fiscal year ended 12-31-2009	7.4915	26.89	261	1.19		1.34		1.22		1.31		80
Fiscal year ended 12-31-2008	6.0050	-42.15	159	1.18		1.27		1.21		1.24		96
Fiscal year ended 12-31-2007	10.7486	21.29	283	1.17		0.63		1.20		0.60		95
Fiscal year ended 12-31-2006	9.1353	20.99	245	1.20		0.81		1.21		0.80		96
Limited-Term Bond
Fiscal year ended 12-31-2010(3)	4.9575	-0.85	142	0.76	(4)	0.92	(4)	0.84	(4)	0.84	(4)	15
Micro Cap Growth
Fiscal year ended 12-31-2010	22.1145	40.85	55	1.35		-1.15		—		—		77
Fiscal year ended 12-31-2009	15.7002	41.29	38	1.42		-1.34		—		—		70
Fiscal year ended 12-31-2008	11.1122	-48.04	28	1.36		-1.23		—		—		60
Fiscal year ended 12-31-2007	21.3838	6.49	60	1.32		-1.18		—		—		57
Fiscal year ended 12-31-2006	20.0796	12.26	60	1.32		-1.06		—		—		60
Mid Cap Growth
Fiscal year ended 12-31-2010	8.6901	31.56	142	1.17		0.01		1.19		-0.01		44
Fiscal year ended 12-31-2009	6.6080	46.66	92	1.21		0.03		1.23		0.01		33
Fiscal year ended 12-31-2008	4.5056	-36.23	49	1.23		-0.06		1.24		-0.07		46
Fiscal year ended 12-31-2007	7.2091	12.62	57	1.21		0.06		1.24		0.03		31
Fiscal year ended 12-31-2006	6.5601	8.56	37	0.97		0.45		1.31		0.11		23
Money Market
Fiscal year ended 12-31-2010	1.0000	0.08	178	0.42		0.06		0.49		-0.01		—
Fiscal year ended 12-31-2009	1.0000	1.02	151	0.51		0.99		—		—		—
Fiscal year ended 12-31-2008	1.0000	2.18	201	0.75		2.01		—		—		—
Fiscal year ended 12-31-2007	1.0000	4.60	89	0.76		4.51		—		—		—
Fiscal year ended 12-31-2006	1.0000	4.32	70	0.77		4.29		—		—		—

See Accompanying Notes to Financial Statements.

2010	ANNUAL REPORT	173

FINANCIAL HIGHLIGHTS

Ivy Funds VIP	FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Distributions From Net Investment Income	Distributions From Net Realized Gains	Total Distributions
Real Estate Securities
Fiscal year ended 12-31-2010	$5.1379	$0.0490	$1.3981	$1.4471	$(0.1066)	$—	$(0.1066)
Fiscal year ended 12-31-2009	4.3040	0.1069	0.8531	0.9600	(0.1261)	—	(0.1261)
Fiscal year ended 12-31-2008	6.9867	0.1143	(2.6453)	(2.5310)	(0.0390)	(0.1127)	(0.1517)
Fiscal year ended 12-31-2007	8.7770	0.0938	(1.5033)	(1.4095)	(0.0473)	(0.3335)	(0.3808)
Fiscal year ended 12-31-2006	6.9610	0.0367	2.0572	2.0939	(0.0607)	(0.2172)	(0.2779)
Science and Technology
Fiscal year ended 12-31-2010	15.2964	(0.0759)	1.9583	1.8824	—	(0.4494)	(0.4494)
Fiscal year ended 12-31-2009	11.4251	0.0082	4.7292	4.7374	—	(0.8661)	(0.8661)
Fiscal year ended 12-31-2008	17.9777	(0.0336)	(6.0778)	(6.1114)	—	(0.4412)	(0.4412)
Fiscal year ended 12-31-2007	17.7170	(0.0712)	4.3892	4.3180	—	(4.0573)	(4.0573)
Fiscal year ended 12-31-2006	16.8844	(0.1178)	1.4468	1.3290	—	(0.4964)	(0.4964)
Small Cap Growth
Fiscal year ended 12-31-2010	8.1726	(0.0753)	2.4329	2.3576	—	—	—
Fiscal year ended 12-31-2009	6.0933	(0.0613)	2.1692	2.1079	(0.0286)	—	(0.0286)
Fiscal year ended 12-31-2008	10.2422	0.0270	(4.0469)	(4.0199)	—	(0.1290)	(0.1290)
Fiscal year ended 12-31-2007	9.9749	(0.0641)	1.4127	1.3486	—	(1.0813)	(1.0813)
Fiscal year ended 12-31-2006	10.4866	(0.0584)	0.5883	0.5299	—	(1.0416)	(1.0416)
Small Cap Value
Fiscal year ended 12-31-2010	13.2850	0.0773	3.4299	3.5072	(0.0105)	—	(0.0105)
Fiscal year ended 12-31-2009	10.2867	0.0057	2.9926	2.9983	—	—	—
Fiscal year ended 12-31-2008	14.3219	(0.0168)	(3.7428)	(3.7596)	(0.0257)	(0.2499)	(0.2756)
Fiscal year ended 12-31-2007	15.6884	0.0251	(0.6721)	(0.6470)	(0.0008)	(0.7187)	(0.7195)
Fiscal year ended 12-31-2006	14.5826	0.0226	2.4333	2.4559	(0.0232)	(1.3269)	(1.3501)
Value
Fiscal year ended 12-31-2010	5.1446	0.0301	0.9258	0.9559	(0.0482)	—	(0.0482)
Fiscal year ended 12-31-2009	4.1537	0.0657	1.0149	1.0806	(0.0897)	—	(0.0897)
Fiscal year ended 12-31-2008	6.3640	0.0826	(2.2367)	(2.1541)	(0.0136)	(0.0426)	(0.0562)
Fiscal year ended 12-31-2007	6.7426	0.0802	0.0480	0.1282	(0.0680)	(0.4388)	(0.5068)
Fiscal year ended 12-31-2006	6.0701	0.0747	0.9499	1.0246	(0.0740)	(0.2781)	(0.3521)

(1) Ratios excluding expense waivers are included only for periods in which the Portfolio had waived or reimbursed expenses.

174	ANNUAL REPORT	2010

	Net Asset Value, End of Period	Total Return	Net Assets, End of Period (in millions)	Ratio of Expenses to Average Net Assets Including Expense Waiver	Ratio of Net Investment Income (Loss) to Average Net Assets Including Expense Waiver	Ratio of Expenses to Average Net Assets Excluding Expense Waiver(1)	Ratio of Net Investment Income (Loss) to Average Net Assets Excluding Expense Waiver(1)	Portfolio Turnover Rate
Real Estate Securities
Fiscal year ended 12-31-2010	$6.4784	28.51%	$40	1.36%	0.75%	—%	—%	67%
Fiscal year ended 12-31-2009	5.1379	23.62	34	1.43	2.54	—	—	62
Fiscal year ended 12-31-2008	4.3040	-36.04	29	1.31	1.73	—	—	45
Fiscal year ended 12-31-2007	6.9867	-16.07	48	1.30	1.08	—	—	50
Fiscal year ended 12-31-2006	8.7770	30.08	60	1.31	1.03	—	—	32
Science and Technology
Fiscal year ended 12-31-2010	16.7294	12.75	326	1.16	-0.48	1.18	-0.50	27
Fiscal year ended 12-31-2009	15.2964	43.84	316	1.19	0.06	1.21	0.04	65
Fiscal year ended 12-31-2008	11.4251	-33.89	226	1.16	-0.21	1.18	-0.23	62
Fiscal year ended 12-31-2007	17.9777	24.37	396	1.15	-0.42	1.17	-0.44	73
Fiscal year ended 12-31-2006	17.7170	7.87	352	1.17	-0.65	1.18	-0.66	71
Small Cap Growth
Fiscal year ended 12-31-2010	10.5302	28.85	419	1.14	-0.83	1.16	-0.85	60
Fiscal year ended 12-31-2009	8.1726	34.72	356	1.17	-0.88	1.19	-0.90	44
Fiscal year ended 12-31-2008	6.0933	-39.18	290	1.14	0.32	1.16	0.30	82
Fiscal year ended 12-31-2007	10.2422	13.52	544	1.14	-0.61	1.16	-0.63	101
Fiscal year ended 12-31-2006	9.9749	5.05	555	1.15	-0.55	1.16	-0.56	94
Small Cap Value
Fiscal year ended 12-31-2010	16.7817	26.41	244	1.17	0.54	—	—	78
Fiscal year ended 12-31-2009	13.2850	29.15	197	1.21	0.05	—	—	100
Fiscal year ended 12-31-2008	10.2867	-26.13	150	1.18	-0.14	—	—	110
Fiscal year ended 12-31-2007	14.3219	-4.13	205	1.18	0.17	—	—	122
Fiscal year ended 12-31-2006	15.6884	16.84	199	1.18	0.15	—	—	131
Value
Fiscal year ended 12-31-2010	6.0523	18.71	316	1.01	0.52	1.02	0.51	51
Fiscal year ended 12-31-2009	5.1446	26.64	277	1.04	1.45	1.05	1.44	73
Fiscal year ended 12-31-2008	4.1537	-33.81	231	1.01	1.52	1.02	1.51	48
Fiscal year ended 12-31-2007	6.3640	1.90	364	1.01	1.12	1.02	1.11	51
Fiscal year ended 12-31-2006	6.7426	16.88	374	1.01	1.12	1.02	1.11	73

See Accompanying Notes to Financial Statements.

2010	ANNUAL REPORT	175

NOTES TO FINANCIAL STATEMENTS

Ivy Funds VIP (amounts in thousands)	DECEMBER 31, 2010

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Ivy Funds Variable Insurance Portfolios, a Delaware statutory trust (the Trust), is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Trust is divided into twenty-six series (each a Portfolio). The assets belonging to each Portfolio, except Pathfinder Aggressive, Pathfinder Conservative, Pathfinder Moderate, Pathfinder Moderately Aggressive and Pathfinder Moderately Conservative (collectively, the Pathfinder Portfolios), are held separately by the custodian. The investment objective, policies and risk factors of each Portfolio are described more fully in the Prospectus and Statement of Additional Information. Each Portfolio’s investment adviser is Waddell & Reed Investment Management Company (WRIMCO).

The following is a summary of significant accounting policies consistently followed by each Portfolio.

Securities Valuation. Each Portfolio’s investments are reported at fair value. Each Portfolio calculates the net asset value of its shares as of the close of the New York Stock Exchange (the NYSE), normally 4:00 P.M. Eastern time, on each day the NYSE is open for trading.

Equity securities traded on U.S. or foreign securities exchanges or included in a national market system are valued at the official closing price at the close of each business day unless otherwise stated below. Over-the-counter equity securities and listed securities for which no price is readily available are valued at the average of the last bid and asked prices.

Security prices for fixed-income securities are typically based on quotes that are obtained from an independent pricing service authorized by the Board of Trustees. To determine values of fixed-income securities, the independent pricing service utilizes such factors as current quotations by broker/dealers, coupon, maturity, quality, type of issue, trading characteristics, and other yield and risk factors it deems relevant in determining valuations. Securities that cannot be valued by the independent pricing service may be valued using quotes obtained from dealers that make markets in the securities.

Precious metals are valued at the last traded spot price prior to the close of the NYSE.

Listed options are valued at the closing price by the independent pricing service unless the price is unavailable, in which case they are valued at either the mean between the last bid and asked price or using a valuation obtained from a dealer in that security. Over-the-counter options are valued at the price provided by a dealer in that security. Swaps are valued by the independent pricing service unless the price is unavailable, in which case they are valued at the price provided by a dealer in that security. Futures contracts traded on an exchange are generally valued at the settlement price. Mutual funds, including investment funds, typically are valued at the net asset value reported as of the valuation date.

Forward foreign currency contracts are valued daily based upon the closing prices of the forward currency rates determined at the close of the NYSE.

Senior loans are valued using a price or composite price from one or more brokers or dealers as obtained from an independent pricing service.

Short-term securities with maturities of 60 days or less and all securities held by Money Market are valued on the basis of amortized cost (which approximates market value), whereby a portfolio security is valued at its cost initially, and thereafter valued to reflect a constant amortization to maturity of any discount or premium.

Because many foreign markets close before the NYSE, events may occur between the close of the foreign market and the close of the NYSE that could have a material impact on the valuation of foreign securities. WRIMCO, pursuant to procedures adopted by the Board of Trustees, evaluates the impact of these events and may adjust the valuation of foreign securities to reflect the fair value as of the close of the NYSE. In addition, all securities for which market values are not readily available or are deemed unreliable are appraised at fair value as determined in good faith under the supervision of the Board of Trustees.

Security Transactions and Related Investment Income. Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses are calculated on the identified cost basis. Interest income is recorded on the accrual basis and includes paydown gain (loss) and accretion of discounts and amortization of premiums. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Upon notification from issuers, some of the distributions received from a real estate investment trust or publicly traded partnership may be redesignated as a reduction of cost of the related investment and/or realized gain.

Securities on a When-Issued or Delayed Delivery Basis. Certain Portfolios may purchase securities on a “when-issued” basis, and may purchase or sell securities on a “delayed delivery” basis. “When-issued” or “delayed delivery” refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. Delivery and payment for securities that have been purchased by a Portfolio on a when-issued basis normally take place within six months and possibly as long as

176	ANNUAL REPORT	2010

two years or more after the trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The purchase of securities on a when-issued basis may increase the volatility of a Portfolio’s net asset value to the extent the Portfolio executes such transactions while remaining substantially fully invested. When a Portfolio engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Portfolio to lose the opportunity to obtain or dispose of the security at a price and yield WRIMCO considers advantageous. The Portfolio maintains internally designated assets with a market value equal to or greater than the amount of its purchase commitments. The Portfolio may also sell securities that it purchased on a when-issued or delayed delivery basis prior to settlement of the original purchase.

Senior Loans. A Portfolio invests in senior secured corporate loans (senior loans) either as an original lender or as a purchaser of a loan assignment or a participation interest in a loan. Senior loans are generally made to U.S. and foreign borrowers that are corporations, partnerships, or other business entities. Senior loans are generally readily marketable, but some loans may be illiquid or be subject to some restrictions on resale.

Certain senior loans contain provisions that obligate a Portfolio to fund future commitments at the borrower’s discretion. At December 31, 2010, there were no such unfunded commitments.

Mortgage Dollar Roll Transactions. Certain Portfolios enter into dollar roll transactions on securities issued or to be issued by the Government National Mortgage Association, Federal National Mortgage Association and Federal Home Loan Mortgage Corporation, in which the Portfolio sells mortgage securities and simultaneously agrees to repurchase similar (same type, coupon and maturity) securities at a later date at an agreed upon price. During the period between the sale and repurchase, the Portfolio forgoes principal and interest paid on the mortgage securities sold. The Portfolio is compensated from negotiated fees paid by brokers offered as an inducement to the Portfolio to “roll over” their purchase commitments. These fees, if any, are recognized over the roll period and are included in “Interest and amortization” in the Statement of Operations.

Interest Only Obligations. These securities entitle the owner to receive only the interest portion from a bond, Treasury note or pool of mortgages. These securities are generally created by a third party separating a bond or pool of mortgages into distinct interest-only and principal-only securities. As the principal (par) amount of a bond or pool of mortgages is paid down, the amount of interest income earned by the owner will decline as well.

Credit Risk. Certain Portfolios may hold high-yield and/or non-investment-grade bonds, which may be subject to a greater degree of credit risk. Credit risk relates to the ability of the issuer to meet interest or principal payments or both as they become due. The Portfolios may acquire securities in default, and are not obligated to dispose of securities whose issuers subsequently default. As of December 31, 2010, High Income held defaulted securities with an aggregate market value of $912, representing 0.4% of the Portfolio’s net assets.

Foreign Currency Translation. Each Portfolio’s accounting records are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars daily, using foreign exchange rates obtained from an independent pricing service authorized by the Board of Trustees. Purchases and sales of investment securities and accruals of income and expenses are translated at the rate of exchange prevailing on the date of the transaction. For assets and liabilities other than investments in securities, net realized and unrealized gains and losses from foreign currency translation arise from changes in currency exchange rates. Each Portfolio combines fluctuations from currency exchange rates and fluctuations in market value when computing net realized gain (loss) and net change in unrealized appreciation (depreciation) on investments. Foreign exchange rates are valued as of the close of the NYSE, normally 4:00 P.M. Eastern time, on each day the NYSE is open for trading, primarily using an independent pricing service authorized by the Board of Trustees.

Repurchase Agreements. Each Portfolio may purchase securities subject to repurchase agreements, which are instruments under which the Portfolio purchases a security and the seller (normally a commercial bank or broker-dealer) agrees, at the time of purchase, that it will repurchase the security at a specified time and price. Repurchase agreements are collateralized by the value of the resold securities which, during the entire period of the agreement, generally remains at least equal to the value of the agreement, including accrued interest thereon. The collateral for the repurchase agreement is held by a custodian bank.

Investments with Off-Balance Sheet Risk. Certain Portfolios may enter into financial instrument transactions (such as swaps, futures, options and other derivatives) that may have off-balance sheet market risk. Off-balance sheet market risk exists when the maximum potential loss on a particular financial instrument is greater than the value of such financial instrument, as reflected in the Statement of Assets and Liabilities.

Segregation and Collateralization. In cases in which the 1940 Act and the interpretive positions of the Securities and Exchange Commission (SEC) require that a Portfolio either deliver collateral or segregate assets in connection with certain investments (e.g., dollar rolls, financial futures contracts, foreign currency exchange contracts, options written, securities with extended settlement periods and

2010	ANNUAL REPORT	177

swaps), the Portfolio will segregate collateral or designate on its books and records cash or other liquid securities having a market value at least equal to the amount that is required to be physically segregated for the benefit of the counterparty. Furthermore, based on requirements and agreements with certain exchanges and third party broker-dealers, each party has requirements to deliver/deposit cash or securities as collateral for certain investments.

Income Taxes. It is the policy of each Portfolio to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. In addition, each Portfolio intends to pay distributions as required to avoid imposition of excise tax. Accordingly, no provision has been made for Federal income taxes. Management of the Trust periodically reviews all tax positions to assess that it is more likely than not that the position would be sustained upon examination by the relevant tax authority based on the technical merits of each position. As of and for the fiscal year ended December 31, 2010, management believes that under this standard no liability for unrecognized tax positions is required. The Portfolios are subject to examination by U.S. federal and state authorities for returns filed for tax years after 2006.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders are recorded by each Portfolio on the business day following record date. Net investment income dividends and capital gains distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America.

Custodian Fees. “Custodian fees” in the Statement of Operations may include interest expense incurred by a Portfolio on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. A Portfolio pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by that Portfolio, at a rate equal to the custodian’s prime rate less 150 basis points. The “Earnings credit” line item, if shown, represents earnings on cash balances maintained by that Portfolio during the period. Such interest expense and other custodian fees may be paid with these earnings.

Trustees and Chief Compliance Officer Fees. Fees paid to the Trustees can be paid in cash or deferred to a later date, at the election of the Trustee according to the Deferred Fee Agreement entered into between the Trust and the Trustee(s). Each Portfolio records its portion of the deferred fees as a liability on the Statement of Assets and Liabilities. All fees paid in cash plus any appreciation (depreciation) in the underlying deferred plan are shown on the Statement of Operations. Additionally, fees paid to the office of the Chief Compliance Officer of the Portfolios are shown on the Statement of Operations.

Indemnifications. The Trust’s organizational documents provide current and former Trustees and Officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Trust. In the normal course of business, the Trust may also enter into contracts that provide general indemnifications. The Trust’s maximum exposure under these arrangements is unknown and is dependent on future claims that may be made against the Trust. The risk of material loss from such claims is considered remote.

Concentration of Risk. Certain Portfolios may have a concentration of risk, which includes, but is not limited to, investing in international securities. International investing involves additional risks including, but not limited to, currency fluctuations, political or economic conditions affecting the foreign country and differences in accounting standards and foreign regulations.

Other. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. Management has performed a review for subsequent events through the date this report was issued.

2.	INVESTMENT MANAGEMENT AND PAYMENTS TO AFFILIATED PERSONS

Management Fees. WRIMCO, a wholly owned subsidiary of Waddell & Reed, Inc. (W&R), serves as each Portfolio’s investment adviser. The management fee is accrued daily by each Portfolio, except the Pathfinder Portfolios, at the following annual rates as a percentage of average daily net assets:

Portfolio (M – Millions)	$0 to $500M	$500 to $1,000M	$1,000 to $1,500M	$1,500 to $2,000M	$2,000 to $3,000M	Over $3,000M
Asset Strategy	0.700%	0.700%	0.650%	0.650%	0.600%	0.550%
Balanced	0.700	0.700	0.650	0.650	0.600	0.550
Bond	0.525	0.500	0.450	0.400	0.400	0.400
Core Equity	0.700	0.700	0.650	0.650	0.600	0.550
Dividend Opportunities	0.700	0.700	0.650	0.650	0.600	0.550
Energy	0.850	0.850	0.830	0.830	0.800	0.760
Global Bond	0.625	0.600	0.550	0.500	0.500	0.500
Global Natural Resources	1.000	0.850	0.830	0.830	0.800	0.760
Growth	0.700	0.700	0.650	0.650	0.600	0.550

178	ANNUAL REPORT	2010

Portfolio (M – Millions)	$0 to $500M	$500 to $1,000M	$1,000 to $1,500M	$1,500 to $2,000M	$2,000 to $3,000M	Over $3,000M
High Income	0.625%	0.600%	0.550%	0.500%	0.500%	0.500%
International Core Equity	0.850	0.850	0.830	0.830	0.800	0.760
International Growth	0.850	0.850	0.830	0.830	0.800	0.760
Limited-Term Bond	0.500	0.450	0.400	0.350	0.350	0.350
Micro Cap Growth	0.950	0.950	0.930	0.930	0.900	0.860
Mid Cap Growth	0.850	0.850	0.830	0.830	0.800	0.760
Money Market	0.400	0.400	0.400	0.400	0.400	0.400
Real Estate Securities	0.900	0.900	0.870	0.870	0.840	0.800
Science and Technology	0.850	0.850	0.830	0.830	0.800	0.760
Small Cap Growth	0.850	0.850	0.830	0.830	0.800	0.760
Small Cap Value	0.850	0.850	0.830	0.830	0.800	0.760
Value	0.700	0.700	0.650	0.650	0.600	0.550

Effective October 1, 2006, under terms of a settlement agreement reached in July 2006 (see Note 13), the fee is payable by each Portfolio, except the Pathfinder Portfolios, at the following annual rates for those Portfolios included in the settlement agreement:

Portfolio (M – Millions)	$0 to $500M	$500 to $1,000M	$1,000 to $1,500M	$1,500 to $2,000M	$2,000 to $3,000M	Over $3,000M
Asset Strategy	0.690%	0.690%	0.650%	0.650%	0.600%	0.550%
Bond	0.485	0.500	0.450	0.400	0.400	0.400
Core Equity	0.650	0.650	0.650	0.650	0.600	0.550
Growth	0.670	0.670	0.650	0.650	0.600	0.550
High Income	0.575	0.600	0.550	0.500	0.500	0.500
International Growth	0.820	0.820	0.830	0.830	0.800	0.760
Mid Cap Growth	0.830	0.830	0.830	0.830	0.800	0.760
Science and Technology	0.830	0.830	0.830	0.830	0.800	0.760
Small Cap Growth	0.830	0.830	0.830	0.830	0.800	0.760
Value	0.690	0.690	0.650	0.650	0.600	0.550

Effective August 6, 2007, the fee is contractually payable by Bond as follows:

Portfolio (M – Millions)	$0 to $500M	$500 to $1,000M	$1,000 to $1,500M	$1,500 to $2,000M	$2,000 to $3,000M	Over $3,000M
Bond	0.475%	0.475%	0.450%	0.400%	0.400%	0.400%

The Pathfinder Portfolios pay no management fees; however, WRIMCO receives management fees from the underlying funds.

WRIMCO has agreed to waive a Portfolio’s investment management fee on any Portfolio, except the Pathfinder Portfolios, that is not subadvised on any day that the Portfolio’s net assets are less than $25 million, subject to its right to change or modify this waiver.

WRIMCO has entered into Subadvisory Agreements with the following entities on behalf of certain Portfolios.

Under agreements between WRIMCO and the named entities, the following serve as subadvisors to certain Portfolios: Mackenzie Financial Corporation serves as subadvisor to Global Natural Resources. Wall Street Associates serves as subadvisor to Micro Cap Growth. Advantus Capital Management, Inc. serves as subadvisor to Real Estate Securities. Each subadvisor makes investment decisions in accordance with the Portfolio’s investment objectives, policies and restrictions under the supervision of WRIMCO and the Board of Trustees. WRIMCO pays all costs associated with retaining the subadvisors.

Accounting Services Fees. The Trust has an Accounting Services Agreement with Waddell & Reed Services Company (WRSCO), doing business as WI Services Company (WISC), an affiliate of W&R. Under the agreement, WISC acts as the agent in providing bookkeeping and accounting services and assistance to the Trust, including maintenance of Portfolio records, pricing of Portfolio shares and preparation of certain shareholder reports. For these services, each Portfolio (excluding Pathfinder Portfolios) pays WISC a monthly fee of one-twelfth of the annual fee based on the average net asset levels shown in the following table:

(M – Millions)	$0 to $10M	$10 to $25M	$25 to $50M	$50 to $100M	$100 to $200M	$200 to $350M	$350 to $550M	$550 to $750M	$750 to $1,000M	Over $1,000M
Annual Fee Rate	$0.00	$11.50	$23.10	$35.50	$48.40	$63.20	$82.50	$96.30	$121.60	$148.50

Under the Accounting Services Agreement, each Pathfinder Portfolio pays WISC a monthly fee of one-twelfth of the annual fee shown in the following table:

(M – Millions)	$0 to $10M	$10 to $25M	$25 to $50M	$50 to $100M	$100 to $200M	$200 to $350M	$350 to $550M	$550 to $750M	$750 to $1,000M	Over $1,000M
Annual Fee Rate	$0.00	$5.75	$11.55	$17.75	$24.20	$31.60	$41.25	$48.15	$60.80	$74.25

2010	ANNUAL REPORT	179

Administrative Fee. Each Portfolio also pays WISC a monthly fee at the annual rate of 0.01%, or one basis point, for the first $1 billion of net assets with no fee charged for net assets in excess of $1 billion. This fee is voluntarily waived by WISC until a Portfolio’s net assets are at least $10 million.

Shareholder Servicing. Under the Transfer Agency Agreement between the Trust and WISC, each Portfolio reimburses WISC for certain out-of-pocket costs.

Service Plan. Under a Service Plan adopted by the Trust pursuant to Rule 12b–1 under the Investment Company Act of 1940, each Portfolio, except Money Market and the Pathfinder Portfolios, may pay a service fee to W&R in an amount not to exceed 0.25% of the Portfolio’s average annual net assets. The fee is to be paid to compensate W&R for amounts it expends in connection with the provision of personal services to Policyowners and/or maintenance of Policyowner accounts.

Expense Reimbursements and/or Waivers. During the fiscal year ended December 31, 2010, the following amounts were waived as a result of the reduced management fees related to the settlement agreement:

Asset Strategy	$100
Core Equity	203
Growth	257
High Income	112
International Growth	83
Mid Cap Growth	22
Science and Technology	61
Small Cap Growth	73
Value	28

Effective January 28, 2010, WRIMCO has voluntarily agreed to reimburse sufficient expenses of Money Market to maintain a minimum annualized yield of 0.02%. For the fiscal year ended December 31, 2010, expenses in the amount of $106 were reimbursed. This reimbursement serves to reduce shareholder servicing.

For the period from August 23, 2010 through August 31, 2011, W&R and/or WRSCO have contractually agreed to reimburse sufficient expenses of Limited-Term Bond to effectively cap the expenses for the Portfolio at 0.76%. For the fiscal year ended December 31, 2010, expenses in the amount of $36 were reimbursed. This reimbursement serves to reduce 12b-1 fees and/or accounting services fees.

During the fiscal year ended December 31, 2010, the following amounts were waived as a result of the reduced management fees related to the voluntary waiver of management fee to any Portfolio, excluding Pathfinder Portfolios, having less than $25 million in net assets:

Global Bond	$11

Any amounts due to the Portfolios as a reimbursement but not paid as of December 31, 2010 are shown as a receivable from affiliate on the Statement of Assets and Liabilities.

3.	INVESTMENT VALUATIONS

Fair value is defined as the price that each Portfolio would receive upon selling an asset or would pay upon satisfying a liability in an orderly transaction between market participants at the measurement date. Accounting standards establish a framework for measuring fair value and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the factors that market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. An individual investment’s fair value measurement is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

Level 1 – unadjusted quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including each Portfolio’s own assumptions in determining the fair value of investments)

180	ANNUAL REPORT	2010

The following tables summarize the valuation of each Portfolio’s investments by the above fair value hierarchy levels as of December 31, 2010. The Schedule of Investments provides additional details on each Portfolio’s holdings.

	Level 1	Level 2	Level 3

Pathfinder Aggressive
Assets
Investments in Securities
Affiliated Mutual Funds	$71,833	$—	$—
Short-Term Securities	—	87	—
Total Investments in Securities	$71,833	$87	$—

Pathfinder Conservative
Assets
Investments in Securities
Affiliated Mutual Funds	$70,605	$—	$—
Short-Term Securities	—	231	—
Total Investments in Securities	$70,605	$231	$—

Pathfinder Moderate
Assets
Investments in Securities
Affiliated Mutual Funds	$460,584	$—	$—
Short-Term Securities	—	730	—
Total Investments in Securities	$460,584	$730	$—

Pathfinder Moderately Aggressive
Assets
Investments in Securities
Affiliated Mutual Funds	$499,268	$—	$—
Short-Term Securities	—	1,519	—
Total Investments in Securities	$499,268	$1,519	$—

Pathfinder Moderately Conservative
Assets
Investments in Securities
Affiliated Mutual Funds	$149,913	$—	$—
Short-Term Securities	—	257	—
Total Investments in Securities	$149,913	$257	$—

Asset Strategy
Assets
Investments in Securities
Common Stocks	$981,296	$—	$—
Preferred Stocks	81,808	—	—
Investment Funds	—	—	1,593
Corporate Debt Securities	—	3,930	1,026
Put Options	—	9,367	—
United States Government Agency Obligations	—	1,873	—
Bullion	160,491	—	—
Short-Term Securities	—	43,425	—
Total Investments in Securities	$1,223,595	$58,595	$2,619
Forward Foreign Currency Contracts	$—	$608	$—
Swap Agreements	—	24	—
Liabilities
Forward Foreign Currency Contracts	$—	$3,078	$—
Swap Agreements	—	9	—
Written Options	—	2,466	—

2010	ANNUAL REPORT	181

	Level 1	Level 2	Level 3

Balanced
Assets
Investments in Securities
Common Stocks	$272,151	$—	$—
Corporate Debt Securities	—	56,165	—
Other Government Securities	—	1,697	—
United States Government Agency Obligations	—	8,537	—
United States Government Obligations	—	31,659	—
Short-Term Securities	—	4,090	—
Total Investments in Securities	$272,151	$102,148	$—

Bond
Assets
Investments in Securities
Corporate Debt Securities	$—	$259,465	$—
Municipal Bonds	—	14,415	—
Other Government Securities	—	1,940	—
United States Government Agency Obligations	—	128,493	—
United States Government Obligations	—	67,706	—
Short-Term Securities	—	30,967	—
Total Investments in Securities	$—	$502,986	$—

Core Equity
Assets
Investments in Securities
Common Stocks	$428,124	$—	$—
Short-Term Securities	—	802	—
Total Investments in Securities	$428,124	$802	$—

Dividend Opportunities
Assets
Investments in Securities
Common Stocks	$286,472	$—	$—
Short-Term Securities	—	9,303	—
Total Investments in Securities	$286,472	$9,303	$—

Energy
Assets
Investments in Securities
Common Stocks	$42,732	$—	$—
Short-Term Securities	—	2,581	—
Total Investments in Securities	$42,732	$2,581	$—

Global Bond
Assets
Investments in Securities
Corporate Debt Securities	$—	$1,342	$267
United States Government Obligations	—	3,061	—
Short-Term Securities	—	262	—
Total Investments in Securities	$—	$4,665	$267

Global Natural Resources
Assets
Investments in Securities
Common Stocks	$203,239	$—	$140
Preferred Stocks	653	—	244
Call Options	22,430	—	—
Corporate Debt Securities	—	—	56
Short-Term Securities	—	11,112	—
Total Investments in Securities	$226,322	$11,112	$440
Forward Foreign Currency Contracts	$—	$303	$—

182	ANNUAL REPORT	2010

	Level 1	Level 2	Level 3

Liabilities
Forward Foreign Currency Contracts	$—	$538	$—
Futures Contracts	192	—	—

Growth
Assets
Investments in Securities
Common Stocks	$910,402	$—	$—
Short-Term Securities	—	2,738	—
Total Investments in Securities	$910,402	$2,738	$—

High Income
Assets
Investments in Securities
Common Stocks	$1,749	$—	$—
Preferred Stocks	—	—	540
Warrants	—	—	150
Corporate Debt Securities	—	196,494	8,715
Senior Loans	—	8,938	16,078
Short-Term Securities	—	6,071	—
Total Investments in Securities	$1,749	$211,503	$25,483
Forward Foreign Currency Contracts	$—	$8	$—

International Core Equity
Assets
Investments in Securities
Common Stocks	$571,884	$—	$—
Short-Term Securities	—	9,886	—
Total Investments in Securities	$571,884	$9,886	$—

International Growth
Assets
Investments in Securities
Common Stocks	$305,733	$—	$—
Preferred Stocks	6,493	—	—
Short-Term Securities	—	13,713	—
Total Investments in Securities	$312,226	$13,713	$—
Swap Agreements	$—	$793	$—
Liabilities
Forward Foreign Currency Contracts	$—	$804	$—
Swap Agreements	—	635	—

Limited-Term Bond
Assets
Investments in Securities
Corporate Debt Securities	$—	$54,877	$—
Municipal Bonds	—	1,362	—
United States Government Agency Obligations	—	37,543	—
United States Government Obligations	—	30,826	—
Short-Term Securities	—	16,358	—
Total Investments in Securities	$—	$140,966	$—

Micro Cap Growth
Assets
Investments in Securities
Common Stocks	$53,472	$—	$—
Short-Term Securities	—	1,680	—
Total Investments in Securities	$53,472	$1,680	$—

2010	ANNUAL REPORT	183

	Level 1	Level 2	Level 3

Mid Cap Growth
Assets
Investments in Securities
Common Stocks	$139,468	$—	$—
Put Options	156	233	—
Short-Term Securities	—	2,996	—
Total Investments in Securities	$139,624	$3,229	$—
Liabilities
Written Options	$2	$371	$—

Money Market
Assets
Investments in Securities
Corporate Obligations	$—	$103,385	$—
Municipal Obligations	—	61,157	—
United States Government Agency Obligations	—	10,129	—
Total Investments in Securities	$—	$174,671	$—

Real Estate Securities
Assets
Investments in Securities
Common Stocks	$37,569	$—	$—
Preferred Stocks	192	—	—
Short-Term Securities	—	1,451	—
Total Investments in Securities	$37,761	$1,451	$—
Science and Technology
Assets
Investments in Securities
Common Stocks	$318,935	$—	$—
Corporate Debt Securities	—	2,739	—
Short-Term Securities	—	4,015	—
Total Investments in Securities	$318,935	$6,754	$—

Small Cap Growth
Assets
Investments in Securities
Common Stocks	$396,084	$—	$—
Short-Term Securities	—	20,613	—
Total Investments in Securities	$396,084	$20,613	$—

Small Cap Value
Assets
Investments in Securities
Common Stocks	$213,445	$—	$—
Investment Funds	13,560	—	—
Short-Term Securities	—	15,292	—
Total Investments in Securities	$227,005	$15,292	$—
Liabilities
Written Options	$2	$—	$—

Value
Assets
Investments in Securities
Common Stocks	$305,939	$—	$—
Warrants	3,332	—	—
Short-Term Securities	—	7,265	—
Total Investments in Securities	$309,271	$7,265	$—
Liabilities
Written Options	$423	$—	$—

184	ANNUAL REPORT	2010

The following tables are a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value:

	Common Stocks	Preferred Stocks	Warrants	Investment Funds	Corporate Debt Securities	Senior Loans
Asset Strategy
Beginning Balance 1-1-10	$—	$—	$—	$1,392	$—	$—
Net realized gain (loss)	—	—	—	—	—	—
Net unrealized appreciation (depreciation)	—	—	—	201	—	—
Purchases	—	—	—	—	—	—
Sales	—	—	—	—	—	—
Transfers into Level 3 during the period	—	—	—	—	1,026	—
Transfers out of Level 3 during the period	—	—	—	—	—	—
Ending Balance 12-31-10	$—	$—	$—	$1,593	$1,026	$—
Net change in unrealized appreciation (depreciation) for all Level 3 investments still held as of 12-31-10	$—	$—	$—	$201	$(16)	$—

Bond
Beginning Balance 1-1-10	$—	$—	$—	$—	$1	$—
Net realized gain (loss)	—	—	—	—	(146)	—
Net unrealized appreciation (depreciation)	—	—	—	—	139	—
Purchases	—	—	—	—	6	—
Sales	—	—	—	—	—	—
Transfers into Level 3 during the period	—	—	—	—	—	—
Transfers out of Level 3 during the period	—	—	—	—	—	—
Ending Balance 12-31-10	$—	$—	$—	$—	$—	$—
Net change in unrealized appreciation (depreciation) for all Level 3 investments still held as of 12-31-10	$—	$—	$—	$—	$—	$—

Global Bond
Beginning Balance 1-1-10	$—	$—	$—	$—	$—	$—
Net realized gain (loss)	—	—	—	—	—	—
Net unrealized appreciation (depreciation)	—	—	—	—	—	—
Purchases	—	—	—	—	—	—
Sales	—	—	—	—	—	—
Transfers into Level 3 during the period	—	—	—	—	267	—
Transfers out of Level 3 during the period	—	—	—	—	—	—
Ending Balance 12-31-10	$—	$—	$—	$—	$267	$—
Net change in unrealized appreciation (depreciation) for all Level 3 investments still held as of 12-31-10	$—	$—	$—	$—	$3	$—

Global Natural Resources
Beginning Balance 1-1-10	$126	$308	$—	$—	$123	$—
Net realized gain (loss)	—	—	—	—	—	—
Net unrealized appreciation (depreciation)	14	(64)	—	—	(30)	—
Purchases	—	—	—	—	—	—
Sales	—	—	—	—	(37)	—
Transfers into Level 3 during the period	—	—	—	—	—	—
Transfers out of Level 3 during the period	—	—	—	—	—	—
Ending Balance 12-31-10	$140	$244	$—	$—	$56	$—
Net change in unrealized appreciation (depreciation) for all Level 3 investments still held as of 12-31-10	$14	$(64)	$—	$—	$(30)	$—

High Income
Beginning Balance 1-1-10	$—	$—	$—	$—	$599	$—
Net realized gain (loss)	—	—	—	—	45	—
Net unrealized appreciation (depreciation)	—	—	—	—	24	—
Purchases	—	—	—	—	800	—
Sales	—	—	—	—	(544)	—
Transfers into Level 3 during the period	—	540	150	—	8,390	16,078
Transfers out of Level 3 during the period	—	—	—	—	(599)	—
Ending Balance 12-31-10	$—	$540	$150	$—	$8,715	$16,078
Net change in unrealized appreciation (depreciation) for all Level 3 investments still held as of 12-31-10	$—	$45	$78	$—	$229	$442

2010	ANNUAL REPORT	185

Transfers from Level 2 to Level 3 occurred generally due to the lack of observable market data due to decreased market activity or information for these securities. Transfers from Level 3 to Level 2 occurred generally due to the increased availability of observable market data due to increased market activity or information. As shown above, transfers in and out of Level 3 represent the value at the later of the beginning of the fiscal period or the purchase date of the security.

Net realized gain (loss) and net unrealized appreciation (depreciation), shown on the reconciliation of Level 3 investments if applicable, are included on the Statement of Operations in net realized gain (loss) on investments in unaffiliated securities and in net change in unrealized appreciation (depreciation) on investments in unaffiliated securities, respectively. Additionally, the net change in unrealized appreciation for all Level 3 investments still held as of December 31, 2010, if applicable, is included on the Statement of Operations in net change in unrealized appreciation (depreciation) on investments in unaffiliated securities.

As shown above, the Portfolios may own different types of assets that are classified as Level 2 or Level 3. Assets classified as Level 2 can have a variety of observable inputs, including, but not limited to, benchmark yields, reported trades, broker quotes, benchmark securities, and bid/offer quotations. These observable inputs are collected and utilized, primarily by an independent pricing service, in different evaluated pricing approaches depending upon the specific asset to determine a value.

Securities’ values included in the reconciliations above have been primarily determined through the use of a single quote (or multiple quotes) from dealer(s) in the securities using proprietary valuation models. These quotes involve significant unobservable inputs, and thus the related securities are classified as Level 3 investments.

4. INVESTMENT SECURITIES TRANSACTIONS

The cost of purchases and the proceeds from maturities and sales of investment securities (excluding short-term securities) for the fiscal year ended December 31, 2010, were as follows:

	Purchases		Sales
	U.S. Government	Other Issuers	U.S. Government	Other Issuers
Pathfinder Aggressive	$—	$17,945	$—	$15,350
Pathfinder Conservative	—	36,390	—	14,284
Pathfinder Moderate	—	214,768	—	65,391
Pathfinder Moderately Aggressive	—	230,339	—	84,159
Pathfinder Moderately Conservative	—	71,059	—	24,596
Asset Strategy	—	1,004,649	931	983,135
Balanced	—	170,530	6,332	198,653
Bond	102,706	141,969	132,217	128,649
Core Equity	—	387,521	—	435,338
Dividend Opportunities	—	146,547	—	93,956
Energy	—	14,263	—	8,595
Global Bond	3,581	1,723	510	111
Global Natural Resources	—	203,767	—	206,885
Growth	—	534,053	—	594,317
High Income	—	251,032	—	232,691
International Core Equity	—	532,096	—	530,428
International Growth	—	225,403	—	193,716
Limited-Term Bond	76,753	62,998	7,245	6,779
Micro Cap Growth	—	32,826	—	33,254
Mid Cap Growth	—	63,808	—	46,469
Money Market	—	—	—	—
Real Estate Securities	—	23,201	—	25,393
Science and Technology	—	82,069	—	106,739
Small Cap Growth	—	204,550	—	235,243
Small Cap Value	—	154,275	—	161,408
Value	—	141,025	—	153,202

5. FEDERAL INCOME TAX MATTERS

For Federal income tax purposes, cost of investments owned at December 31, 2010 and the related unrealized appreciation (depreciation) were as follows:

Portfolio	Cost of Investments	Gross Appreciation	Gross Depreciation	Net Unrealized Appreciation (Depreciation)
Pathfinder Aggressive	$67,963	$4,169	$212	$3,957
Pathfinder Conservative	64,935	5,958	57	5,901
Pathfinder Moderate	411,315	50,371	372	49,999

186	ANNUAL REPORT	2010

Portfolio	Cost of Investments	Gross Appreciation	Gross Depreciation	Net Unrealized Appreciation (Depreciation)
Pathfinder Moderately Aggressive	$441,250	$60,126	$589	$59,537
Pathfinder Moderately Conservative	135,820	14,474	124	14,350
Asset Strategy	978,923	313,954	8,068	305,886
Balanced	295,234	80,776	1,711	79,065
Bond	493,670	19,901	10,585	9,316
Core Equity	352,801	79,215	3,090	76,125
Dividend Opportunities	244,757	53,793	2,775	51,018
Energy	37,816	8,543	1,046	7,497
Global Bond	4,935	13	16	(3)
Global Natural Resources	200,336	43,673	6,135	37,538
Growth	725,520	191,899	4,279	187,620
High Income	229,591	11,753	2,609	9,144
International Core Equity	512,710	84,010	14,950	69,060
International Growth	282,429	48,432	4,922	43,510
Limited-Term Bond	142,574	19	1,627	(1,608)
Micro Cap Growth	43,947	13,489	2,284	11,205
Mid Cap Growth	107,504	35,748	399	35,349
Money Market	174,671	—	—	—
Real Estate Securities	36,433	4,923	2,144	2,779
Science and Technology	270,593	65,531	10,435	55,096
Small Cap Growth	348,756	94,452	26,511	67,941
Small Cap Value	195,422	47,942	1,067	46,875
Value	276,931	50,029	10,424	39,605

For Federal income tax purposes, the Portfolios’ distributed and undistributed earnings and profit for the fiscal year ended December 31, 2010 and the related net capital losses and post-October activity were as follows:

Portfolio	Distributed Ordinary Income	Undistributed Ordinary Income	Distributed Long-Term Capital Gains	Undistributed Long-Term Capital Gains	Tax Return of Capital	Post-October Losses Deferred
Pathfinder Aggressive	$1,503	$1,019	$611	$1,552	$—	$—
Pathfinder Conservative	1,350	1,226	179	1,183	—	—
Pathfinder Moderate	4,714	6,737	1,055	6,399	—	—
Pathfinder Moderately Aggressive	5,997	6,739	1,724	7,170	—	—
Pathfinder Moderately Conservative	2,374	2,443	366	2,214	—	—
Asset Strategy	12,441	13,508	—	—	—	966
Balanced	7,059	10,685	5,145	23,648	—	—
Bond	20,719	14,859	—	3,666	—	1,364
Core Equity	4,025	5,684	—	8,917	—	378
Dividend Opportunities	2,410	3,107	—	—	—	—
Energy	89	—	—	—	—	39
Global Bond	—	2	—	—	—	4
Global Natural Resources	—	—	—	—	—	—
Growth	5,368	3,538	—	32,417	—	—
High Income	17,048	18,441	—	—	—	—
International Core Equity	7,010	8,597	—	—	—	—
International Growth	2,599	1,396	—	—	—	—
Limited-Term Bond	—	564	—	—	—	93
Micro Cap Growth	—	—	—	—	—	—
Mid Cap Growth	37	1,558	—	3,644	—	—
Money Market	117	—	—	—	—	—
Real Estate Securities	668	329	—	—	—	—
Science and Technology	652	4,082	8,437	7,456	—	—
Small Cap Growth	—	—	—	3,356	—	—
Small Cap Value	151	1,157	—	—	—	—
Value	2,517	1,111	—	—	—	—

Internal Revenue Code regulations permit each Portfolio to defer into its next fiscal year net capital losses or net long-term capital losses and currency losses incurred between each November 1 and the end of its fiscal year (post-October losses).

2010	ANNUAL REPORT	187

Capital loss carryovers are available to offset future realized capital gain net income incurred in the eight taxable years succeeding the loss year for Federal income tax purposes. The following tables show the totals by year in which the capital loss carryovers will expire if not utilized.

Portfolio	2011	2012	2013	2014	2015	2016	2017	2018
Asset Strategy	$—	$—	$—	$—	$—	$—	$66,594	$46,718
Bond	—	—	—	—	—	613	2,826	—
Dividend Opportunities	—	—	—	—	—	1,195	16,086	—
Energy	—	—	—	—	—	1,276	1,950	432
Global Natural Resources	—	—	—	—	—	—	8,217	—
High Income	—	—	—	1,102	—	9,328	12,096	—
International Core Equity	—	—	—	—	—	—	24,210	—
International Growth	—	—	—	—	—	—	3,203	—
Limited-Term Bond	—	—	—	—	—	—	—	96
Micro Cap Growth	—	—	—	—	—	—	174	—
Money Market	—	—	—	—	—	—	—	9
Real Estate Securities	—	—	—	—	—	—	6,093	—
Small Cap Value	—	—	—	—	—	—	3,690	—
Value	—	—	—	—	—	—	2,573	—

Net investment income dividends and capital gains distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as deferral of wash sales and post-October losses, foreign currency transactions, net operating losses and expiring capital loss carryovers.

At December 31, 2010, the following reclassifications were made: Asset Strategy reclassified permanent differences relating to differing treatments of PFIC transactions, equalization distributions and currency option income; Balanced reclassified permanent differences relating to differing treatments of partnership distributions and mortgage-backed security paydowns; Bond reclassified permanent differences relating to differing treatments of mortgage-backed security paydowns; Core Equity reclassified permanent differences relating to differing treatments of partnership distributions; Dividend Opportunities reclassified permanent differences relating to differing treatments of partnership distributions; Energy reclassified permanent differences relating to differing treatments of net operating losses; Global Natural Resources reclassified permanent differences relating to differing treatments of PFIC transactions, partnership distributions and net operating losses; High Income reclassified permanent differences relating to differing treatments of expiring capital loss carryovers, partnership distributions and forward foreign currency contract gains and losses; International Growth reclassified permanent differences relating to differing treatments of currency option income; Limited-Term Bond reclassified permanent differences relating to differing treatments of mortgage-backed security paydowns; Micro Cap Growth reclassified permanent differences relating to differing treatments of net operating losses and PFIC transactions; Mid Cap Growth reclassified permanent differences relating to differing treatments of partnership distributions; Science and Technology reclassified permanent differences relating to differing treatments of net operating losses; Small Cap Growth reclassified permanent differences relating to differing treatments of net operating losses; Small Cap Value reclassified permanent differences relating to differing treatments of partnership distributions; Value reclassified permanent differences relating to differing treatments of partnership distributions.

6. CAPITAL SHARE TRANSACTIONS

The Trust has authorized an unlimited number of no par value shares of beneficial interest. Transactions in shares of beneficial interest were as follows:

	Pathfinder Aggressive				Pathfinder Conservative
	Fiscal year ended 12-31-10		Fiscal year ended 12-31-09		Fiscal year ended 12-31-10		Fiscal year ended 12-31-09
	Shares	Value	Shares	Value	Shares	Value	Shares	Value
Shares issued from sale of shares	1,190	$5,577	2,624	$10,422	5,588	$28,151	6,808	$30,698
Shares issued in reinvestment of distributions to shareholders	494	2,114	179	701	317	1,529	14	62
Shares redeemed	(836)	(3,885)	(972)	(3,889)	(1,286)	(6,535)	(761)	(3,578)
Net increase	848	$3,806	1,831	$7,234	4,619	$23,145	6,061	$27,182

188	ANNUAL REPORT	2010

	Pathfinder Moderate				Pathfinder Moderately Aggressive
	Fiscal year ended 12-31-10		Fiscal year ended 12-31-09		Fiscal year ended 12-31-10		Fiscal year ended 12-31-09
	Shares	Value	Shares	Value	Shares	Value	Shares	Value
Shares issued from sale of shares	30,833	$149,453	37,885	$163,508	29,744	$147,232	34,447	$145,335
Shares issued in reinvestment of distributions to shareholders	1,265	5,769	198	828	1,699	7,721	366	1,511
Shares redeemed	(1,306)	(6,294)	(641)	(2,768)	(957)	(4,648)	(832)	(3,541)
Net increase	30,792	$148,928	37,442	$161,568	30,486	$150,305	33,981	$143,305

	Pathfinder Moderately Conservative				Asset Strategy
	Fiscal year ended 12-31-10		Fiscal year ended 12-31-09		Fiscal year ended 12-31-10		Fiscal year ended 12-31-09
	Shares	Value	Shares	Value	Shares	Value	Shares	Value
Shares issued from sale of shares	10,102	$50,636	12,987	$57,365	35,409	$324,411	40,223	$344,900
Shares issued in reinvestment of distributions to shareholders	579	2,740	56	246	1,466	12,441	10,547	81,904
Shares redeemed	(1,098)	(5,508)	(1,838)	(8,095)	(24,854)	(225,520)	(14,058)	(120,258)
Net increase	9,583	$47,868	11,205	$49,516	12,021	$111,332	36,712	$306,546

	Balanced				Bond
	Fiscal year ended 12-31-10		Fiscal year ended 12-31-09		Fiscal year ended 12-31-10		Fiscal year ended 12-31-09
	Shares	Value	Shares	Value	Shares	Value	Shares	Value
Shares issued from sale of shares	1,350	$11,755	1,119	$8,656	31,026	$171,807	30,955	$166,609
Shares issued in connection with merger of Mortgage Securities	N/A	N/A	N/A	N/A	6,957	37,277	—	—
Shares issued in reinvestment of distributions to shareholders	1,447	12,204	1,274	9,390	3,852	20,719	2,605	13,706
Shares redeemed	(6,253)	(54,791)	(8,973)	(69,220)	(36,854)	(206,562)	(10,439)	(56,252)
Net increase (decrease)	(3,456)	$(30,832)	(6,580)	$(51,174)	4,981	$23,241	23,121	$124,063

	Core Equity				Dividend Opportunities
	Fiscal year ended 12-31-10		Fiscal year ended 12-31-09		Fiscal year ended 12-31-10		Fiscal year ended 12-31-09
	Shares	Value	Shares	Value	Shares	Value	Shares	Value
Shares issued from sale of shares	1,150	$12,062	881	$7,384	12,577	$75,265	14,463	$74,570
Shares issued in reinvestment of distributions to shareholders	398	4,025	496	3,943	418	2,410	301	1,506
Shares redeemed	(7,276)	(75,943)	(9,241)	(77,128)	(3,540)	(21,415)	(5,076)	(26,588)
Net increase (decrease)	(5,728)	$(59,856)	(7,864)	$(65,801)	9,455	$56,260	9,688	$49,488

	Energy				Global Bond
	Fiscal year ended 12-31-10		Fiscal year ended 12-31-09		Fiscal year ended 12-31-10
	Shares	Value	Shares	Value	Shares	Value
Shares issued from sale of shares	2,567	$14,041	1,669	$7,347	1,000	$5,000
Shares issued in reinvestment of distributions to shareholders	18	90	—	—	—	—
Shares redeemed	(1,606)	(8,257)	(1,024)	(4,460)	—	—
Net increase	979	$5,874	645	$2,887	1,000	$5,000

2010	ANNUAL REPORT	189

	Global Natural Resources				Growth
	Fiscal year ended 12-31-10		Fiscal year ended 12-31-09		Fiscal year ended 12-31-10		Fiscal year ended 12-31-09
	Shares	Value	Shares	Value	Shares	Value	Shares	Value
Shares issued from sale of shares	12,030	$68,096	17,670	$82,581	6,395	$59,055	7,755	$61,642
Shares issued in reinvestment of distributions to shareholders	—	—	—	—	597	5,368	3,325	25,102
Shares redeemed	(10,421)	(57,001)	(5,200)	(24,116)	(13,528)	(126,840)	(16,410)	(130,511)
Net increase (decrease)	1,609	$11,095	12,470	$58,465	(6,536)	$(62,417)	(5,330)	$(43,767)

	High Income				International Core Equity
	Fiscal year ended 12-31-10		Fiscal year ended 12-31-09		Fiscal year ended 12-31-10		Fiscal year ended 12-31-09
Shares issued from sale of shares	11,203	$37,492	8,457	$23,658	3,438	$52,082	4,221	$54,038
Shares issued in reinvestment of distributions to shareholders	5,417	17,048	6,254	16,681	512	7,010	3,376	39,812
Shares redeemed	(11,888)	(39,762)	(8,955)	(26,228)	(3,723)	(57,271)	(4,682)	(60,641)
Net increase	4,732	$14,778	5,756	$14,111	227	$1,821	2,915	$33,209

	International Growth				Limited-Term Bond
	Fiscal year ended 12-31-10		Fiscal year ended 12-31-09		Fiscal year ended 12-31-10
	Shares	Value	Shares	Value	Shares	Value
Shares issued from sale of shares	8,412	$62,603	12,510	$82,230	28,755	$143,791
Shares issued in reinvestment of distributions to shareholders	384	2,599	453	2,688	—	—
Shares redeemed	(4,729)	(35,363)	(4,654)	(28,606)	(50)	(253)
Net increase	4,067	$29,839	8,309	$56,312	28,705	$143,538

	Micro Cap Growth				Mid Cap Growth
	Fiscal year ended 12-31-10		Fiscal year ended 12-31-09		Fiscal year ended 12-31-10		Fiscal year ended 12-31-09
	Shares	Value	Shares	Value	Shares	Value	Shares	Value
Shares issued from sale of shares	467	$8,405	358	$4,631	4,742	$34,588	4,883	$25,970
Shares issued in reinvestment of distributions to shareholders	—	—	—	—	5	37	—	—
Shares redeemed	(422)	(7,543)	(472)	(5,749)	(2,331)	(16,549)	(1,785)	(9,426)
Net increase (decrease)	45	$862	(114)	$(1,118)	2,416	$18,076	3,098	$16,544

	Money Market				Real Estate Securities
	Fiscal year ended 12-31-10		Fiscal year ended 12-31-09		Fiscal year ended 12-31-10		Fiscal year ended 12-31-09
	Shares	Value	Shares	Value	Shares	Value	Shares	Value
Shares issued from sale of shares	90,041	$90,041	109,614	$109,614	715	$4,170	1,336	$5,183
Shares issued in reinvestment of distributions to shareholders	185	185	1,990	1,990	120	668	235	831
Shares redeemed	(63,125)	(63,125)	(161,502)	(161,502)	(1,231)	(7,032)	(1,758)	(6,911)
Net increase (decrease)	27,101	$27,101	(49,898)	$(49,898)	(396)	$(2,194)	(187)	$(897)

190	ANNUAL REPORT	2010

	Science and Technology				Small Cap Growth
	Fiscal year ended 12-31-10		Fiscal year ended 12-31-09		Fiscal year ended 12-31-10		Fiscal year ended 12-31-09
	Shares	Value	Shares	Value	Shares	Value	Shares	Value
Shares issued from sale of shares	2,705	$41,361	2,986	$38,880	2,825	$24,848	2,903	$19,551
Shares issued in reinvestment of distributions to shareholders	626	9,088	1,421	16,547	—	—	202	1,298
Shares redeemed	(4,512)	(68,134)	(3,527)	(44,227)	(6,527)	(57,305)	(7,204)	(47,561)
Net increase (decrease)	(1,181)	$(17,685)	880	$11,200	(3,702)	$(32,457)	(4,099)	$(26,712)

	Small Cap Value				Value
	Fiscal year ended 12-31-10		Fiscal year ended 12-31-09		Fiscal year ended 12-31-10		Fiscal year ended 12-31-09
	Shares	Value	Shares	Value	Shares	Value	Shares	Value
Shares issued from sale of shares	1,992	$28,232	2,522	$27,359	5,541	$29,648	6,289	$26,481
Shares issued in reinvestment of distributions to shareholders	10	151	—	—	472	2,517	1,236	4,928
Shares redeemed	(2,302)	(33,259)	(2,273)	(24,514)	(7,548)	(40,861)	(9,429)	(40,435)
Net increase (decrease)	(300)	$(4,876)	249	$2,845	(1,535)	$(8,696)	(1,904)	$(9,026)

7.	DERIVATIVE INSTRUMENTS

The following disclosures contain information on why and how the Portfolios use derivative instruments, the associated risks of investing in derivative instruments, and how derivative instruments affect the Portfolios’ financial position and results of operations when presented by primary underlying risk exposure.

Forward Foreign Currency Contracts. Each Portfolio, other than Money Market and the Pathfinder Portfolios, may enter into forward foreign currency contracts (forward contracts) for the purchase or sale of a foreign currency at a negotiated rate at a future date. Forward contracts are reported on a schedule following the Schedule of Investments. Forward contracts will be valued daily based upon the closing prices of the forward currency rates determined at the close of the NYSE as provided by a bank, dealer or independent pricing service. The resulting unrealized appreciation and depreciation is reported in the Statement of Assets and Liabilities as a receivable or payable and in the Statement of Operations within the change in unrealized appreciation (depreciation). At contract close, the difference between the original cost of the contract and the value at the close date is recorded as a realized gain (loss) in the Statement of Operations.

Risks to a Portfolio related to the use of such contracts include both market and credit risk. Market risk is the risk that the value of the forward contract will depreciate due to unfavorable changes in the exchange rates. Credit risk arises from the possibility that the counterparty will default. If the counterparty defaults, a Portfolio’s maximum loss will consist of the aggregate unrealized gain on appreciated contracts.

Futures Contracts. Each Portfolio, other than Money Market and the Pathfinder Portfolios, may engage in buying and selling futures contracts. Upon entering into a futures contract, the Portfolio is required to deposit, in a segregated account, an amount equal to a varying specified percentage of the contract amount. This amount is known as the initial margin. Subsequent payments (variation margins) are made or received by the Portfolio each day, dependent on the daily fluctuations in the value of the underlying debt security or index.

Futures contracts are reported on a schedule following the Schedule of Investments. Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are identified in the Schedule of Investments. Cash held by the broker to cover initial margin requirements on open futures contracts and the receivable and/or payable for the daily mark to market for the variation margin are noted in the Statement of Assets and Liabilities. The net change in unrealized appreciation (depreciation) is reported in the Statement of Operations. Realized gains (losses) are reported in the Statement of Operations at the closing or expiration of futures contracts.

Risks of entering into futures contracts include the possibility of loss of securities or cash held as collateral, that there may be an illiquid market where the Portfolio is unable to close the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Portfolio’s securities.

Swap Agreements. Each Portfolio, other than Money Market and the Pathfinder Portfolios, may invest in swap agreements.

Credit default swaps involve the exchange of a fixed rate premium for protection against the loss in value of an underlying security in the event of a defined credit event, such as payment default or bankruptcy. Under a credit default swap one party acts as a guarantor by

2010	ANNUAL REPORT	191

receiving the fixed periodic payment in exchange for the commitment to purchase the underlying security at par if the defined credit event occurs. A Portfolio may enter into credit default swaps in which either it or its counterparty act as the guarantor.

Total return swaps involve a commitment to pay periodic interest payments in exchange for a market-linked return based on a security or a basket of securities representing a variety of securities or a particular index. To the extent the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Portfolio will receive a payment from or make a payment to the counterparty.

Variance swaps involve a contract in which two parties agree to exchange cash flows based on the measured variance of a specified underlying security or index during a certain time period. On the trade date, the two parties agree on the strike price of the contract (the reference level against which cash flows are exchanged), as well as the number of units in the transaction and the length of the contract. Like an option contract, the value of a variance swap is influenced by both realized and implied volatility, as well as the passage of time. A Portfolio may enter into variance swaps to manage volatility risk.

The creditworthiness of firms with which a Portfolio enters into a swap agreement is monitored by WRIMCO. If a firm’s creditworthiness declines, the value of the agreement would likely decline, potentially resulting in losses. If a default occurs by the counterparty to such a transaction, the Portfolio will have contractual remedies pursuant to the agreement related to the transaction. The maximum loss a Portfolio may incur consists of the aggregate unrealized gain on appreciated contracts.

Option Contracts. Options purchased by a Portfolio are accounted for in the same manner as marketable portfolio securities. The cost of portfolio securities acquired through the exercise of call options is increased by the premium paid to purchase the call. The proceeds from securities sold through the exercise of put options are decreased by the premium paid to purchase the put.

When a Portfolio writes (sells) an option, an amount equal to the premium received by the Portfolio is recorded as a liability. The amount of the liability is subsequently adjusted to reflect the current market value of the option written. The current market value of an option is the last sales price on the principal exchange on which the option is traded or, in the absence of transactions, the mean between the bid and asked prices or at a value supplied by a broker-dealer. When an option expires on its stipulated expiration date or a Portfolio enters into a closing purchase transaction, the Portfolio realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the call option was sold) and the liability related to such option is extinguished. When a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether a Portfolio has realized a gain or loss. For each Portfolio, when a written put is exercised, the cost basis of the securities purchased by a Portfolio is reduced by the amount of the premium received.

Investments in options, whether purchased or written, involve certain risks. Writing put options and purchasing call options may increase a Portfolio’s exposure to the underlying security (or basket of securities). With written options, there may be times when a Portfolio will be required to purchase or sell securities to meet its obligation under the option contract where the required action is not beneficial to the Portfolio, due to unfavorable movement of the market price of the underlying security (or basket of securities). Additionally, to the extent a Portfolio enters into over-the-counter (OTC) option transactions with counterparties, the Portfolio will be exposed to the risk that counterparties to these OTC transactions will be unable to meet their obligations under the terms of the transaction.

Collateral. A Portfolio may mitigate counterparty risk through credit support annexes (CSA) included with an International Swaps and Derivatives Association, Inc. (ISDA) Master Agreement which is the standard contract governing most derivative transactions between the Portfolio and each of its counterparties. The CSA allows the Portfolio and its counterparty to offset certain derivative financial instruments’ payables and/or receivables with collateral, which is generally held by the Portfolio’s custodian. The amount of collateral moved to/from applicable counterparties is based upon minimum transfer amounts specified in the CSA. To the extent amounts due to the Portfolio from its counterparties are not fully collateralized contractually or otherwise, the Portfolio bears the risk of loss from counterparty non-performance. See Note 1 “Segregation and Collateralization” for additional information with respect to collateral practices.

Objectives and Strategies

Asset Strategy. The Portfolio’s objectives in using derivatives during the period included hedging market risk on equity securities, increasing exposure to various equity markets, managing exposure to various foreign currencies, and hedging certain event risks on positions held by the Portfolio. To achieve the objective of hedging market risk and increasing exposure to equity markets, the Portfolio utilized futures, total return swaps and option contracts on foreign and domestic equity indices. To manage foreign currency exposure, the Portfolio utilized forward contracts and option contracts to either increase or decrease exposure to a given currency. To manage event risks, the Portfolio utilized short futures on foreign and domestic equity indices and option contracts, both written and purchased, on individual equity securities owned by the Portfolio.

Global Natural Resources. The Portfolio’s objectives in using derivatives during the period were to hedge market risk on equity securities, increase exposure to specific sectors or companies, and manage exposure to various foreign currencies. To achieve the

192	ANNUAL REPORT	2010

objective of hedging market risk and increasing exposure to equity markets, the Portfolio utilized futures on equity indices and purchased option contracts on individual equity securities. To manage foreign currency exposure, the Portfolio utilized forward contracts to either increase or decrease exposure to a given currency.

High Income. The Portfolio’s objective in using derivatives during the period was to hedge the exposure to foreign currencies from securities held in the portfolio. To achieve this objective, the Portfolio utilized forward contracts.

International Growth. The Portfolio’s objective in using derivatives during the period was to manage the exposure to various foreign currencies and gain exposure to certain individual securities that are not available for direct purchase. To manage foreign currency exposure, the Portfolio utilized forward contracts and option contracts to either increase or decrease exposure to a given currency. To gain exposure to certain individual securities, the Portfolio utilized total return swaps.

Mid Cap Growth. The Portfolio’s objectives in using derivatives during the period was to gain exposure to certain sectors and to hedge certain event risks on positions held by the Portfolio. To achieve these objectives, the Portfolio utilized options, both written and purchased, on either an index or on individual or baskets of equity securities.

Science and Technology. The Portfolio’s objective in using derivatives during the period was to hedge market risk on securities in its portfolio. To achieve this objective, the Portfolio utilized options, both written and purchased, on individual equity securities owned by the Portfolio.

Small Cap Value. The Portfolio’s objectives in using derivatives during the period included hedging market risk on equity securities, generating additional income from written option premiums, and gaining exposure to, or facilitate trading in, certain securities. To achieve the objective of hedging market risk, the Portfolio utilized futures on domestic equity indices. To achieve the objective of generating additional income and gaining exposure to certain securities, the Portfolio utilized written options on individual equity securities.

Value. The Portfolio’s objectives in using derivatives during the period included hedging market risk on equity securities, generating additional income from written option premiums, and gaining exposure to, or facilitate trading in, certain securities. To achieve the objective of hedging market risk, the Portfolio utilized futures on domestic equity indices. To achieve the objective of generating additional income and gaining exposure to certain securities, the Portfolio utilized options, both written and purchased, on individual equity securities.

Additional Disclosure Related to Derivative Instruments

Fair values of derivative instruments as of December 31, 2010:

		Assets		Liabilities
Portfolio	Type of Risk Exposure	Statement of Assets & Liabilities Location	Value	Statement of Assets & Liabilities Location	Value
Asset Strategy	Equity	Investments in unaffiliated securities at market value*	$9,367	Written options at market value	$2,466
	Equity	Unrealized appreciation on swap agreements	24	Unrealized depreciation on swap agreements	9
	Foreign currency	Unrealized appreciation on forward foreign currency contracts	608	Unrealized depreciation on forward foreign currency contracts	3,078
Global Natural Resources	Equity	Investments in unaffiliated securities at market value*	22,430	Unrealized depreciation on futures contracts**	192
	Foreign currency	Unrealized appreciation on forward foreign currency contracts	303	Unrealized depreciation on forward foreign currency contracts	538
High Income	Foreign currency	Unrealized appreciation on forward foreign currency contracts	8		—
International Growth	Equity	Unrealized appreciation on swap agreements	793	Unrealized depreciation on swap agreements	635
	Foreign currency		—	Unrealized depreciation on forward foreign currency contracts	804
Mid Cap Growth	Equity	Investments in unaffiliated securities at market value*	389	Written options at market value	373
Small Cap Value	Equity		—	Written options at market value	2
Value	Equity		—	Written options at market value	423

* Purchased options are reported as investments in unaffiliated securities and are reflected in the accompanying Schedule of Investments.

** The fair value presented includes cumulative gain (loss) on open futures contracts; however, the value reflected in the accompanying Statement of Assets and Liabilities is only the unsettled variation margin receivable (payable) as of December 31, 2010.

2010	ANNUAL REPORT	193

Amount of realized gain (loss) on derivatives recognized in the Statement of Operations for the fiscal year ended December 31, 2010:

		Net realized gain (loss) on:
Portfolio	Type of Risk Exposure	Investments in unaffiliated securities	Swap agreements	Futures contracts	Written options	Forward foreign currency contracts	Total
Asset Strategy	Equity	$(13,872)	$980	$(107,733)	$286	$—	$(120,339)
	Foreign currency	264	—	—	512	(5,561)	(4,785)
Global Natural Resources	Equity	(4,157)	—	(2,101)	—	—	(6,258)
	Foreign currency	—	—	—	—	(1,341)	(1,341)
High Income	Foreign currency	—	—	—	—	51	51
International Growth	Equity	—	3,845	—	—	—	3,845
	Foreign currency	(1,624)	—	—	—	2,533	909
Mid Cap Growth	Equity	(637)	—	—	(76)	—	(713)
Science and Technology	Equity	840	—	—	396	—	1,236
Small Cap Value	Equity	—	—	(1,965)	(330)	—	(2,295)
Value	Equity	(185)	—	(1,459)	1,050	—	(594)

Change in unrealized appreciation (depreciation) on derivatives recognized in the Statement of Operations for the fiscal year ended December 31, 2010:

		Net change in unrealized appreciation (depreciation) on:
Portfolio	Type of Risk Exposure	Investments in unaffiliated securities	Swap agreements	Futures contracts	Written options	Forward foreign currency contracts	Total
Asset Strategy	Equity	$133	$15	$—	$(507)	$—	$(359)
	Foreign currency	—	—	—	—	(6,169)	(6,169)
Global Natural Resources	Equity	8,226	—	(192)	—	—	8,034
	Foreign currency	—	—	—	—	(164)	(164)
High Income	Foreign currency	—	—	—	—	(30)	(30)
International Growth	Equity	—	158	—	—	—	158
	Foreign currency	—	—	—	—	(1,732)	(1,732)
Mid Cap Growth	Equity	(4)	—	—	(177)	—	(181)
Small Cap Value	Equity	—	—	—	9	—	9
Value	Equity	—	—	—	(340)	—	(340)

During the fiscal year ended December 31, 2010, the average derivative volume was as follows:

Portfolio	Long forward contracts(1)	Short forward contracts(1)	Long futures contracts(2)	Short futures contracts(2)	Swap agreements(3)		Purchased options(3)		Written options(3)
Asset Strategy	$194,343	$195,049	$—	$324,046	—	*	6		2
Global Natural Resources	23,929	24,053	—	10,132	—		11		—
High Income	746	687	—	—	—		—		—
International Growth	38,378	37,838	—	—	1,076		—	*	—
Mid Cap Growth	—	—	—	—	—		1		1
Science and Technology	—	—	—	—	—		13		29
Small Cap Value	—	—	—	2,939	—		—		2
Value	—	—	—	3,596	—		1		6

*	Not shown due to rounding
(1)	Average principal amount outstanding during the period
(2)	Average market value outstanding during the period
(3)	Average number of contracts outstanding during the period

8. COMMITMENT

In connection with Asset Strategy’s investment in Vietnam Azalea Fund Limited (VAF), the Portfolio is contractually committed to provide additional capital of up to $1,018 if and when VAF requests such contributions or draw downs. The total commitment is limited to $3,000. At December 31, 2010, Asset Strategy had made a total contribution of $1,982. No public market currently exists for the shares of VAF nor are the shares listed on any securities exchange. VAF intends to become listed within one year after the final commitment has been drawn down. VAF’s investment strategy is to make minority investments in future blue-chip Vietnamese companies that are already listed or intend to be listed in the next 24 months.

194	ANNUAL REPORT	2010

9. AFFILIATED COMPANY TRANSACTIONS

A summary of the transactions in affiliated companies during the fiscal year ended December 31, 2010 follows:

	12-31-09 Share Balance	Purchases at Cost	Sales at Cost	Realized Gain/(Loss)(1)	Distributions Received	12-31-10 Share Balance	12-31-10 Market Value
Pathfinder Aggressive
Ivy Funds VIP Bond	1,763	$2,141	$10,244	$653	$435	573	$3,209
Ivy Funds VIP Dividend Opportunities	1,237	874	411	69	84	1,307	8,964
Ivy Funds VIP Growth	1,004	1,211	572	138	58	1,062	11,021
Ivy Funds VIP International Core Equity	551	1,047	516	153	121	576	9,961
Ivy Funds VIP International Growth	1,300	1,059	578	166	98	1,345	11,445
Ivy Funds VIP Limited-Term Bond(2)	—	9,852	92	1	—	1,952	9,676
Ivy Funds VIP Mid Cap Growth	467	183	252	132	1	438	3,809
Ivy Funds VIP Mortgage Securities(3)	385	216	15	1	71	—	—
Ivy Funds VIP Small Cap Growth(2)	227	215	165	81	—	224	2,362
Ivy Funds VIP Small Cap Value	375	603	515	207	4	369	6,197
Ivy Funds VIP Value	824	544	276	113	39	857	5,189
					$911		$71,833

	12-31-09 Share Balance	Purchases at Cost	Sales at Cost	Realized Gain/(Loss)(1)		Distributions Received		12-31-10 Share Balance	12-31-10 Market Value
Pathfinder Conservative
Ivy Funds VIP Bond	3,089	$11,370	$8,387	$500		$781		3,561	$19,929
Ivy Funds VIP Dividend Opportunities	1,304	5,154	1,306	374		90		1,908	13,085
Ivy Funds VIP Growth	349	2,176	568	158		21		511	5,300
Ivy Funds VIP International Core Equity	146	1,483	384	139		33		212	3,670
Ivy Funds VIP International Growth	302	1,445	456	55		23		433	3,688
Ivy Funds VIP Limited-Term Bond(2)	—	6,814	82	—	*	—		1,346	6,675
Ivy Funds VIP Mid Cap Growth	139	544	152	100		—	*	181	1,569
Ivy Funds VIP Money Market	8,516	6,173	1,135	—		7		13,554	13,554
Ivy Funds VIP Small Cap Growth(2)	56	306	86	47		—		77	810
Ivy Funds VIP Small Cap Value	35	308	90	48		1		48	797
Ivy Funds VIP Value	175	617	147	70		9		253	1,528
						$965			$70,605

	12-31-09 Share Balance	Purchases at Cost	Sales at Cost	Realized Gain/(Loss)(1)	Distributions Received	12-31-10 Share Balance	12-31-10 Market Value
Pathfinder Moderate
Ivy Funds VIP Bond	13,622	$50,314	$43,200	$2,830	$3,761	15,133	$84,680
Ivy Funds VIP Dividend Opportunities	6,941	25,666	2,649	707	552	10,708	73,450
Ivy Funds VIP Growth	3,005	17,669	2,096	572	206	4,641	48,161
Ivy Funds VIP International Core Equity	1,416	13,522	1,677	594	367	2,162	37,374
Ivy Funds VIP International Growth	4,386	19,665	2,308	910	387	6,621	56,335
Ivy Funds VIP Limited-Term Bond(2)	—	42,912	—	—	—	8,581	42,541
Ivy Funds VIP Mid Cap Growth	1,680	5,985	974	629	5	2,296	19,954
Ivy Funds VIP Money Market	25,909	19,190	1,908	—	22	43,191	43,191
Ivy Funds VIP Mortgage Securities(3)	580	679	—	—	121	—	—
Ivy Funds VIP Small Cap Growth(2)	681	3,449	591	323	—	978	10,301
Ivy Funds VIP Small Cap Value	844	6,966	1,248	650	10	1,209	20,284
Ivy Funds VIP Value	2,648	8,751	1,022	503	146	4,017	24,313
					$5,577		$460,584

See footnotes on page 196.

2010	ANNUAL REPORT	195

	12-31-09 Share Balance	Purchases at Cost	Sales at Cost	Realized Gain/(Loss)(1)		Distributions Received	12-31-10 Share Balance	12-31-10 Market Value
Pathfinder Moderately Aggressive
Ivy Funds VIP Bond	11,984	$35,927	$61,501	$3,872		$2,972	8,112	$45,389
Ivy Funds VIP Dividend Opportunities	7,744	24,776	1,982	537		565	11,444	78,497
Ivy Funds VIP Growth	3,354	17,145	1,726	474		211	4,960	51,477
Ivy Funds VIP International Core Equity	1,971	16,433	1,807	550		469	2,893	49,999
Ivy Funds VIP International Growth	6,109	23,854	2,345	940		496	8,854	75,338
Ivy Funds VIP Limited-Term Bond(2)	—	69,007	20	—	*	—	13,797	68,397
Ivy Funds VIP Mid Cap Growth	2,340	7,149	1,040	673		6	3,065	26,638
Ivy Funds VIP Money Market	14,362	9,951	1,175	—		12	23,139	23,139
Ivy Funds VIP Mortgage Securities(3)	1,289	792	17	1		241	—	—
Ivy Funds VIP Small Cap Growth(2)	1,139	5,017	794	438		—	1,566	16,491
Ivy Funds VIP Small Cap Value	1,647	11,797	1,978	1,024		17	2,259	37,910
Ivy Funds VIP Value	2,951	8,491	841	424		149	4,295	25,993
						$5,138		$499,268

	12-31-09 Share Balance	Purchases at Cost	Sales at Cost	Realized Gain/(Loss)(1)	Distributions Received	12-31-10 Share Balance	12-31-10 Market Value
Pathfinder Moderately Conservative
Ivy Funds VIP Bond	5,633	$19,100	$15,036	$948	$1,452	6,236	$34,896
Ivy Funds VIP Dividend Opportunities	2,395	8,664	1,583	402	177	3,530	24,212
Ivy Funds VIP Growth	933	5,338	1,014	277	59	1,377	14,289
Ivy Funds VIP International Core Equity	305	2,845	550	181	73	445	7,699
Ivy Funds VIP International Growth	1,259	5,521	1,045	365	103	1,818	15,472
Ivy Funds VIP Limited-Term Bond(2)	—	14,206	57	1	—	2,829	14,025
Ivy Funds VIP Mid Cap Growth	579	2,036	460	291	2	757	6,578
Ivy Funds VIP Money Market	13,312	9,243	1,197	—	11	21,358	21,358
Ivy Funds VIP Small Cap Growth(2)	117	580	134	69	—	161	1,698
Ivy Funds VIP Small Cap Value	73	587	143	71	1	100	1,671
Ivy Funds VIP Value	913	2,939	537	235	47	1,324	8,015
					$1,925		$149,913

	12-31-09 Share Balance	Purchases at Cost	Sales at Cost	Realized Gain/(Loss)	Distributions Received	12-31-10 Share Balance	12-31-10 Market Value
Asset Strategy
Vietnam Azalea Fund Limited(2)	300	$—	$—	$—	$—	300	$1,593

*	Not shown due to rounding.
(1)	Included in Realized Gain/Loss, if applicable, are distributions from capital gains from the underlying securities.
(2)	No dividends were paid during the preceding 12 months.
(3)	On March 29, 2010, Mortgage Securities merged into Bond.

10. WRITTEN OPTION ACTIVITY

Transactions in written call options were as follows:

Portfolio	Outstanding at 12-31-09	Options written	Options terminated in closing purchase transactions	Options exercised	Options expired	Outstanding at 12-31-10
Asset Strategy
Number of Contracts	—	10	(10)	—	—	—
Premium Received	$—	$2,483	$(2,483)	$—	$—	$—

Mid Cap Growth
Number of Contracts	—	2	(1)	— *	— *	1
Premium Received	$—	$324	$(69)	$(23)	$(43)	$189

Science and Technology
Number of Contracts	—	243	(2)	—	(241)	—
Premium Received	$—	$635	$(305)	$—	$(330)	$—

Small Cap Value
Number of Contracts	—	16	(4)	(4)	(8)	—	*
Premium Received	$—	$529	$(125)	$(137)	$(256)	$11

196	ANNUAL REPORT	2010

Portfolio	Outstanding at 12-31-09	Options written	Options terminated in closing purchase transactions	Options exercised	Options expired	Outstanding at 12-31-10
Value
Number of Contracts	6	22	(8)	(3)	(14)	3
Premium Received	$115	$1,300	$(346)	$(222)	$(541)	$306

Transactions in written put options were as follows:

Portfolio	Outstanding at 12-31-09	Options written	Options terminated in closing purchase transactions	Options exercised	Options expired	Outstanding at 12-31-10
Asset Strategy
Number of Contracts	—	9	— *	—	(3)	6
Premium Received	$—	$4,835	$(764)	$—	$(2,112)	$1,959

Mid Cap Growth
Number of Contracts	—	9	(8)	—	(1)	—	*
Premium Received	$—	$225	$(178)	$—	$(40)	$7

Small Cap Value
Number of Contracts	—	5	—	(3)	(2)	—
Premium Received	$—	$256	$—	$(159)	$(97)	$—

Value
Number of Contracts	6	10	(3)	(1)	(12)	—
Premium Received	$393	$728	$(338)	$(54)	$(729)	$—

*Not shown due to rounding.

11. NAME CHANGE

Effective April 30, 2010, International Value changed its name to International Core Equity.

12. BUSINESS COMBINATIONS

On March 29, 2010, Bond acquired all the net assets of Mortgage Securities pursuant to a plan of reorganization approved by the shareholders of Mortgage Securities on March 1, 2010. The purpose of the transaction was to combine two portfolios with comparable investment objectives and strategies. The acquisition was accomplished by a tax-free exchange of 6,957 shares of Bond (valued at $37,277) for the 8,522 shares of Mortgage Securities outstanding on March 29, 2010. The investment portfolio of Mortgage Securities, with a fair value of $37,185 and identified cost of $37,056 was the principal asset acquired by Bond. For financial reporting purposes, assets received and shares issued by Bond were recorded at fair value; however, the identified cost of the investments received from Mortgage Securities was carried forward to align ongoing reporting of Bond’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. Mortgage Securities had net assets of $37,277, including $129 of net unrealized appreciation in value of investments and $4,623 of accumulated net realized losses on investments, which were combined with those of Bond. The aggregate net assets of Bond and Mortgage Securities immediately before the acquisition were $511,903 and $37,277, respectively. The aggregate net assets of Bond and Mortgage Securities immediately following the acquisition were $549,180 and $0, respectively.

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of Mortgage Securities that have been included in Bond’s Statement of Operations since March 29, 2010.

13.	REGULATORY AND LITIGATION MATTERS

On July 24, 2006, WRIMCO, W&R and WRSCO (collectively, Waddell & Reed) reached a settlement with each of the SEC, the New York Attorney General (NYAG) and the Securities Commissioner of the State of Kansas to resolve proceedings brought by each regulator in connection with its investigation of frequent trading and market timing in certain Waddell & Reed Advisors Funds.

Under the terms of the SEC’s cease-and desist order (SEC Order), pursuant to which Waddell & Reed neither admitted nor denied any of the findings contained therein, among other provisions Waddell & Reed has agreed to: pay $40 million in disgorgement and $10 million in civil money penalties; cease and desist from violations of the antifraud provisions and certain other provisions of the federal

2010	ANNUAL REPORT	197

securities laws; maintain certain compliance and ethics oversight structures; retain an independent consultant to periodically review Waddell & Reed’s supervisory, compliance, control and other policies and procedures; and retain an independent distribution consultant (described below). According to the SEC Order, the SEC found that some market timers made profits in some of the Waddell & Reed Advisors Funds, and that this may have caused some dilution in those Funds. Also, the SEC found that Waddell & Reed failed to make certain disclosures to the Waddell & Reed Advisors Funds’ Boards of Directors (now Trustees) and shareholders regarding the market timing activity and Waddell & Reed’s acceptance of service fees from some market timers.

The Assurance of Discontinuance with the NYAG (NYAG Settlement), pursuant to which Waddell & Reed neither admitted nor denied any of the findings contained therein, among its conditions requires that Waddell & Reed: reduce the aggregate investment management fees paid by certain of the Waddell & Reed Advisors Funds and certain of the Ivy Funds Variable Insurance Portfolios (the Funds) by $5 million per year for five years, for a projected total of $25 million in investment management fee reductions; bear the costs of an independent fee consultant to be retained by the Funds to review and consult regarding the Funds’ investment management fee arrangements; and make additional investment management fee-related disclosures to Fund shareholders. The NYAG Settlement also effectively requires that the Funds implement certain governance measures designed to maintain the independence of the Funds’ Boards of Directors (now Trustees) and appoint an independent compliance consultant responsible for monitoring the Funds’ and WRIMCO’s compliance with applicable laws.

The consent order issued by the Securities Commissioner of the State of Kansas (Kansas Order), pursuant to which Waddell & Reed neither admitted nor denied any of the findings contained therein, required Waddell & Reed to pay a fine of $2 million to the Office of the Commissioner.

The SEC Order further requires that the $50 million in settlement amounts described above will be distributed in accordance with a distribution plan developed by an independent distribution consultant, in consultation with Waddell & Reed, and that is agreed to by the SEC staff and the Funds’ Disinterested Directors (now Trustees). The SEC Order requires that the independent distribution consultant develop a methodology and distribution plan pursuant to which Fund shareholders shall receive their proportionate share of losses, if any, suffered by the Funds due to market timing. Therefore, it is not currently possible to specify which particular Fund shareholders or groups of Fund shareholders will receive distributions of those settlement monies or in what proportion and amounts. However, as noted above, the SEC Order makes certain findings with respect to market timing activities in some of the Waddell & Reed Advisors Funds only. Accordingly, it is not expected that shareholders of Ivy Funds Variable Insurance Portfolios will receive distributions of settlement monies.

The foregoing is only a summary of the SEC Order, NYAG Settlement and Kansas Order. A copy of the SEC Order is available on the SEC’s website at www.sec.gov. A copy of the SEC Order, NYAG Settlement and Kansas Order is available as part of the Waddell & Reed Financial, Inc. Form 8-K as filed on July 24, 2006.

In addition, pursuant to the terms of agreement in the dismissal of separate litigation, Waddell & Reed has also agreed to extend the reduction in the aggregate investment management fees paid by the Funds, as described above, for an additional five years.

198	ANNUAL REPORT	2010

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ivy Funds VIP

To the Shareholders and Board of Trustees of Ivy Funds Variable Insurance Portfolios:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Ivy Funds VIP Asset Strategy, Ivy Funds VIP Balanced, Ivy Funds VIP Bond, Ivy Funds VIP Core Equity, Ivy Funds VIP Dividend Opportunities, Ivy Funds VIP Energy, Ivy Funds VIP Global Natural Resources, Ivy Funds VIP Growth, Ivy Funds VIP High Income, Ivy Funds VIP International Core Equity, Ivy Funds VIP International Growth, Ivy Funds VIP Micro Cap Growth, Ivy Funds VIP Mid Cap Growth, Ivy Funds VIP Money Market, Ivy Funds VIP Real Estate Securities, Ivy Funds VIP Science and Technology, Ivy Funds VIP Small Cap Growth, Ivy Funds VIP Small Cap Value, Ivy Funds VIP Value, Ivy Funds VIP Pathfinder Aggressive, Ivy Funds VIP Pathfinder Conservative, Ivy Funds VIP Pathfinder Moderate, Ivy Funds VIP Pathfinder Moderately Aggressive, and Ivy Funds VIP Pathfinder Moderately Conservative, twenty-four of the portfolios constituting the Ivy Funds Variable Insurance Portfolios (the “Trust”) as of December 31, 2010, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. We have also audited the accompanying statements of assets and liabilities, including the schedules of investments, of Ivy Funds VIP Global Bond and Ivy Funds VIP Limited-Term Bond, two of the portfolios constituting the Trust as of December 31, 2010, and the related statements of operations, the statements of changes in net assets, and the financial highlights for the period August 23, 2010 (commencement of operations) through December 31, 2010. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2010, by correspondence with the custodian, brokers, and transfer agent; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the portfolios constituting the Ivy Funds Variable Insurance Portfolios as of December 31, 2010, the results of their operations for the period then ended, and the changes in their net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Kansas City, Missouri

February 18, 2011

2010	ANNUAL REPORT	199

INCOME TAX INFORMATION

Ivy Funds VIP	AMOUNTS NOT ROUNDED

The Portfolios hereby designate the following amounts of dividends paid from net ordinary income as dividends qualifying for the 70% dividends received deduction for corporations for the tax period ended December 31, 2010:

Dividends Received Deduction for Corporations
Pathfinder Aggressive	$171,454
Pathfinder Conservative	83,339
Pathfinder Moderate	426,740
Pathfinder Moderately Aggressive	581,984
Pathfinder Moderately Conservative	189,874
Asset Strategy	4,298,938
Balanced	5,613,845
Bond	—
Core Equity	4,022,734
Dividend Opportunities	2,410,418
Energy	88,261
Global Bond	—
Global Natural Resources	—
Growth	5,368,190
High Income	—
International Core Equity	195
International Growth	250
Limited-Term Bond	—
Micro Cap Growth	—
Mid Cap Growth	35,130
Money Market	—
Real Estate Securities	—
Science and Technology	650,700
Small Cap Growth	—
Small Cap Value	151,044
Value	2,517,176

The Portfolios hereby designate the following amounts as distributions of long-term capital gains:

Pathfinder Aggressive	$611,004
Pathfinder Conservative	178,423
Pathfinder Moderate	1,054,665
Pathfinder Moderately Aggressive	1,724,556
Pathfinder Moderately Conservative	365,989
Asset Strategy	—
Balanced	5,144,641
Bond	—
Core Equity	—
Dividend Opportunities	—
Energy	—
Global Bond	—
Global Natural Resources	—
Growth	—
High Income	—
International Core Equity	—
International Growth	—
Limited-Term Bond	—
Micro Cap Growth	—
Mid Cap Growth	—
Money Market	—
Real Estate Securities	—
Science and Technology	8,437,136
Small Cap Growth	—
Small Cap Value	—
Value	—

Internal Revenue Code regulations permit each qualifying Portfolio to elect to pass through a foreign tax credit to shareholders with respect to foreign taxes paid by the Portfolio. Each Portfolio elected to pass the following amounts of creditable foreign taxes through to their shareholders:

	Foreign Tax Credit	Foreign Derived Income
International Core Equity	$1,499,589	$16,190,445
International Growth	486,669	6,966,618

200	ANNUAL REPORT	2010

BOARD OF TRUSTEES AND OFFICERS

Ivy Funds VIP

Each of the individuals listed below serves as a trustee for the Trust (26 portfolios), and for the portfolios within the Waddell & Reed Advisors Funds (20 portfolios) and Waddell & Reed Invested Portfolios (3 portfolios) (collectively, the Advisors Fund Complex). The Advisors Fund Complex, together with the Ivy Family of Funds, comprises the Waddell & Reed/Ivy Fund Complex (Fund Complex). The Ivy Family of Funds consists of the portfolios in the Ivy Funds (33 portfolios).

Board members who are not “interested persons” of the Portfolios as defined in Section 2(a)(19) of the 1940 Act (Disinterested Trustees) constitute at least 75% of the Board.

David P. Gardner serves as the Independent Chairman of the Trust’s Board and of the board of trustees of the other funds in the Advisors Fund Complex. Subject to the Trustee Emeritus and Retirement Policy, a Trustee serves until his or her successor is elected and qualified or until his or her earlier death, resignation or removal.

Additional Information about Trustees

The Statement of Additional Information (SAI) for the Trust includes additional information about the Trust’s trustees. The SAI is available without charge, upon request, by calling 1.888.WADDELL. It is also available on the Waddell & Reed website, www.waddell.com.

Disinterested Trustees

Name, Address and Year of Birth	Position Held with the Trust and Fund Complex	Trustee Since*	Principal Occupation(s) During Past 5 Years	Other Directorships Held
Jarold W. Boettcher 6300 Lamar Avenue Overland Park, KS 66202 1940	Trustee	Trust: 2009 Fund Complex: 2007	President of Boettcher Enterprises, Inc. (agriculture products and services) (1979 to present), Boettcher Supply, Inc. (electrical and plumbing supplies distributor) (1979 to present), Boettcher Aerial, Inc. (Aerial Ag Applicator) (1979 to present)	Director of Guaranty State Bank & Trust Co. (financial services); Director of Guaranty, Inc. (financial services); Trustee, Ivy Funds (33 portfolios overseen); Member of Kansas Board of Regents (2007 to present)
James M. Concannon 6300 Lamar Avenue Overland Park, KS 66202 1947	Trustee	Trust: 2009 Fund Complex: 1997	Professor of Law, Washburn School of Law (1973 to present)	Director, Kansas Legal Services for Prisoners, Inc.; Director, U.S. Alliance Corporation (insurance) (2009 to present)
John A. Dillingham 6300 Lamar Avenue Overland Park, KS 66202 1939	Trustee	Trust: 2009 Fund Complex: 1997	President and Director, JoDill Corp. (1997 to present) and Dillingham Enterprises, Inc. (1997 to present), both farming enterprises	Advisory Director, UMB Northland Board (financial services); former President (2005-2007) and current Trustee, Liberty Memorial Association (WWI National Museum) (1998-present); Chairman, Clay Co. Industrial Development Authority (1980 to present); Director, Northland Betterment Commission (community services) (2005-2007)
David P. Gardner 6300 Lamar Avenue Overland Park, KS 66202 1933	Trustee Independent Chairman	Trust: 2009 Fund Complex: 1998 Trust: 2009 Fund Complex: 2006	President Emeritus, University of Utah; President Emeritus, University of California; Chairman, Board of Trustees, J. Paul Getty Trust (until 2004); Professor, University of Utah (until 2005)	Director, Fluor Corporation (construction and engineering) (until 2005); Director, Salzberg Seminar (non-profit education) (2003-2005); Trustee, Tanner Lectures on Human Values (1978-2005); Consultant, Huntsman Cancer Foundation (2000-2006)
Joseph Harroz, Jr. 6300 Lamar Avenue Overland Park, KS 66202 1967	Trustee	Trust: 2009 Fund Complex: 1998	Dean of the College of Law, Vice President and Professor, University of Oklahoma (July 2010 to present); President of Graymark HealthCare (a NASDAQ listed company) (2008 to June 2010); Vice President and General Counsel of the Board of Regents, University of Oklahoma (1996 to 2008); Adjunct Professor, University of Oklahoma Law School (1997 to 2010); Managing Member, Harroz Investments, LLC, (commercial enterprise investments) (1998 to present))	Director and Shareholder, Valliance Bank; Independent Chairman and Trustee, Ivy Funds (33 portfolios overseen)

2010	ANNUAL REPORT	201

Name, Address and Year of Birth	Position Held with the Trust and Fund Complex	Trustee Since*	Principal Occupation(s) During Past 5 Years	Other Directorships Held
Robert L. Hechler 6300 Lamar Avenue Overland Park, KS 66202 1936	Trustee	Trust: 2009 Fund Complex: 1998	Formerly, consultant of WDR and Waddell & Reed (2001 to 2008)	None
Albert W. Herman, FHFMA, CPA 6300 Lamar Avenue Overland Park, KS 66202 1938	Trustee	Trust: 2009 Fund Complex: 2008	Business Consultant (1998 to present); Treasurer and Director, Wellness Council of America (health care initiatives) (1996 to present)	Finance Committee Member, Ascension Health (non-profit health system) (2007 to present); Director, Baylor Health Care System Foundation (health care) (1998-2009); Director, Daughters of Charity Foundation (non-profit health system) (1996-2006)
Glendon E. Johnson, Sr. 6300 Lamar Avenue Overland Park, KS 66202 1924	Trustee	Trust: 2009 Fund Complex: 1971	Chairman and Chief Executive Officer (CEO), Castle Valley Ranches, LLC (ranching and farming) (1995 to present)	Chairman Emeritus, Wellness Council of America (health care initiatives); Executive Board and Committee Member, Boy Scouts of America
Frank J. Ross, Jr. Polsinelli Shughart PC 700 West 47th Street Suite 1000 Kansas City, MO 64112 1953	Trustee	Trust: 2009 Fund Complex: 1996	Shareholder/Director, Polsinelli Shughart PC, a law firm (1980 to present)	Director, American Red Cross (social services) (2003-2010)
Eleanor B. Schwartz 6300 Lamar Avenue Overland Park, KS 66202 1937	Trustee	Trust: 2009 Fund Complex: 1995	Professor of Business Administration, University of Missouri at Kansas City (until 2003); Professor Emeritus, University of Missouri at Kansas City (2003 to present); formerly, Dean, Bloch School of Business (1980-1986), Vice Chancellor (1988-1991), Chancellor (1992-1999) Chancellor Emeritus, University of Missouri at Kansas City (1999 to present)	Trustee, Ivy Funds (33 portfolios overseen)

*Each Trustee became a Trustee in 2009, as reflected by the first date shown. The second date shows when the Trustee first became a director of one or more of the funds that are the predecessors to current funds within the Advisors Fund Complex.

Interested Trustees

Messrs. Avery and Herrmann are “interested” by virtue of their current or former engagement as officers of Waddell & Reed Financial, Inc. (WDR) or its wholly owned subsidiaries, including each Fund’s investment manager, WRIMCO, each Fund’s principal underwriter, Waddell & Reed, Inc. (Waddell & Reed), and each Fund’s shareholder servicing and accounting services agent, Waddell & Reed Services Company, doing business as WI Services Company (WI Services Company), as well as by virtue of their personal ownership of shares of WDR. The address for each Interested Trustee and each of the officers in the following tables is 6300 Lamar Avenue, Overland Park, KS 66202.

Name, Address and Year of Birth	Position(s) Held with the Trust and Fund Complex	Trustee/Officer Since*	Principal Occupation(s) During Past 5 Years	Other Directorships Held
Henry J. Herrmann 6300 Lamar Avenue Overland Park, KS 66202 1942	President Trustee	Trust: 2009 Fund Complex: 2001 Trust: 2009 Fund Complex: 1998	Chairman of WDR (2010 to present); CEO of WDR (2005 to present); President, CEO and Chairman of WRIMCO (1993 to present); President, CEO and Chairman of IICO, an affiliate of WDR (2002 to present); formerly, President and Chief Investment Officer (CIO) of WDR, WRIMCO and IICO (until 2005); President and Trustee of each of the funds in the Fund	Director of WDR, IICO, WRIMCO, WRSCO and Waddell & Reed; Trustee of Ivy Funds (33 portfolios overseen); Director of United Way; Director of Blue Cross/Blue Shield
Michael L. Avery 6300 Lamar Avenue Overland Park, KS 66202 1953	Trustee	Trust: 2009 Fund Complex: 2007	CIO of WDR; CIO of WRIMCO and IICO (2005 to present); President of WDR (2010 to present); Senior Vice President of WDR (2005 to 2010); Executive Vice President of WRIMCO and IICO; portfolio manager for investment companies managed by WRIMCO and IICO (1994 to present)	Director of WDR, WRIMCO and IICO

*Each Trustee became a Trustee (and, as applicable, an officer) in 2009 as reflected by the first date shown. The second date shows when the Trustee first became a director (and, as applicable, an officer) of one or more of the funds that are the predecessors to current funds within the Advisors Fund Complex.

202	ANNUAL REPORT	2010

Officers

The Board has appointed officers who are responsible for the day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Herrmann, who is President, the Trust’s principal officers are:

Name, Address and Year of Birth	Position(s) Held with the Trust and Fund Complex	Officer of Trust Since	Officer of Fund Complex Since*	Principal Occupation(s) During Past 5 Years
Mara D. Herrington 6300 Lamar Avenue Overland Park, KS 66202 1964	Vice President Secretary	2009 2009	2006 2006	Vice President and Secretary of each of the funds in the Fund Complex (2006 to present); Vice President of WRIMCO and IICO (2006 to present)
Joseph W. Kauten 6300 Lamar Avenue Overland Park, KS 66202 1969	Vice President Treasurer Principal Financial Officer Principal Accounting Officer	2009 2009 2009 2009	2006 2006 2007 2006	Principal Financial Officer of each of the funds in the Fund Complex (2007 to present); Vice President, Treasurer and Principal Accounting Officer of each of the funds in the Fund Complex (2006 to present); Assistant Treasurer of each of the funds in the Fund Complex (2003 to 2006)
Kristen A. Richards 6300 Lamar Avenue Overland Park, KS 66202 1967	Vice President Assistant Secretary Associate General Counsel	2009 2009 2009	2000 2006 2000	Senior Vice President of WRIMCO and IICO (2007 to present); Associate General Counsel and Chief Compliance Officer of WRIMCO (2000 to present) and IICO (2002 to present); Vice President and Associate General Counsel of each of the funds in the Fund Complex (2000 to present); Assistant Secretary of each of the funds in the Fund Complex (2006 to present); formerly, Vice President of WRIMCO (2000 to 2007) and IICO (2002 to 2007); formerly, Secretary of each of the funds in the Fund Complex (2000 to 2006)
Scott J. Schneider 6300 Lamar Avenue Overland Park, KS 66202 1968	Vice President Chief Compliance Officer	2009 2009	2006 2004	Chief Compliance Officer (2004 to present) and Vice President (2006 to present) of each of the funds in the Fund Complex
Daniel C. Schulte 6300 Lamar Avenue Overland Park, KS 66202 1965	Vice President General Counsel Assistant Secretary	2009 2009 2009	2000 2000 2000	Senior Vice President and General Counsel of WDR, Waddell & Reed, WRIMCO and WI Services Company (2000 to present); Senior Vice President and General Counsel of IICO (2002 to present); Vice President, General Counsel and Assistant Secretary for each of the funds in the Fund Complex (2000 to present)

*This is the date when the officer first became an officer of one or more of the funds that are the predecessors to current funds within the Advisors Fund Complex.

2010	ANNUAL REPORT	203

RENEWAL OF INVESTMENT MANAGEMENT AGREEMENT

Ivy Funds VIP

At its meeting on August 9, 10 and 11, 2010, the Trust’s Board of Trustees, including all of the Disinterested Trustees, considered and approved the continuance of the existing Investment Management Agreement between WRIMCO and the Trust as to each of its Portfolios, except for Global Bond and Limited-Term Bond, and, for certain Portfolios, of the Investment Subadvisory Agreement (each, a “Subadvisory Agreement”) between WRIMCO and the Portfolio subadvisor pursuant to which the subadvisor provides day-to-day investment advisory services. For Global Bond and Limited-Term Bond, which were not yet operational, the Trust’s Board of Trustees, including all of the Disinterested Trustees, considered and approved an initial Investment Management Agreement with WRIMCO and the Trust as to each Portfolio. The Disinterested Trustees were assisted in their review by independent legal counsel and met with such counsel separately from representatives of WRIMCO. The Disinterested Trustees also received and considered a memorandum from their independent legal counsel regarding the Disinterested Trustees’ responsibilities in evaluating the Investment Management Agreement (“Management Agreement”) and, if applicable, the Subadvisory Agreement, for each Portfolio. This memorandum explained the regulatory requirements pertaining to the Disinterested Trustees’ evaluation of the Management Agreement and the Subadvisory Agreements. In addition, the Disinterested Trustees engaged an independent fee consultant whose responsibilities included managing the process by which the proposed management fees under the Management Agreement were negotiated with WRIMCO.

Prior to the Board meeting, independent legal counsel sent to WRIMCO and, as applicable, to each subadvisor a request letter for information to be provided to the Trustees in connection with their consideration of the continuance of the Management Agreement with respect to each Portfolio then in operation (each, an “Operational Portfolio”) and of the Subadvisory Agreements, as applicable. WRIMCO and each subadvisor provided materials to the Trustees that included responses to the request letter and other information WRIMCO and the subadvisor, as applicable, believed was useful in evaluating the continuation of the Management Agreement and the Subadvisory Agreements (the “Initial Response”). Thereafter, independent legal counsel sent to WRIMCO a supplemental request letter for certain additional information, and WRIMCO provided additional information in response to this request letter (the “Supplemental Response”). The Trustees also received reports prepared by an independent third party, Lipper Inc. (“Lipper”), relating to each Operational Portfolio’s performance and expenses compared to the performance of the universe of comparable mutual funds selected by Lipper (the “Performance Universe”) and to the expenses of a peer group of comparable funds selected by Lipper (the “Peer Group”), respectively. Further, the Trustees received a written evaluation from the independent fee consultant, a summary of which is included in this Annual Report. At their meeting, the Trustees received a presentation from representatives of WRIMCO regarding services provided by it and its affiliates (collectively, “W&R”) to each Operational Portfolio. In addition, during the course of the year, WRIMCO and, as applicable, the subadvisors had provided information relevant to the Trustees’ consideration of the continuance of the Management Agreement with respect to each Operational Portfolio and the Subadvisory Agreements.

Nature, Extent and Quality of Services

Provided to the Portfolios

The Trustees considered the nature, extent and quality of the services provided to each Operational Portfolio pursuant to the Management Agreement and by each subadvisor pursuant to its Subadvisory Agreement. For each of Global Bond and Limited-Term Bond, the Trustees considered the nature, extent and quality of the services anticipated to be provided to the Portfolio pursuant to the proposed Management Agreement.

The Trustees considered WRIMCO’s and, as applicable, each subadvisor’s research and portfolio management capabilities and that W&R also provides oversight of day-to-day portfolio operations, including but not limited to portfolio accounting and administration and assistance in meeting legal and regulatory requirements. The Trustees also considered WRIMCO’s and, as applicable, each subadvisor’s practices regarding the selection and compensation of brokers and dealers that execute portfolio transactions for each Operational Portfolio and, as applicable, those brokers’ and dealers’ provision of brokerage and research services to WRIMCO, and the benefits derived by the other funds in the Advisors Fund Complex and by other clients of WRIMCO from such services. The Trustees considered the information provided by WRIMCO and, as applicable, each subadvisor regarding its compliance program and compliance matters, if any, over the past year. The Trustees also considered the favorable history, reputation, qualification and background of WRIMCO and W&R’s extensive administrative, accounting and compliance infrastructure, as well as WRIMCO’s supervisory activities over each subadvisor.

Performance, Management Fee and Expense Ratio for each Operational Portfolio.

The Trustees considered each Portfolio’s performance, both on an absolute basis and in relation to the performance of its Performance Universe. Each Portfolio’s performance was also compared to one or more relevant market indices and to a Lipper index, as applicable. The Trustees noted the independent fee consultant’s finding that the Portfolios had generally strong performance for the longer-term periods reviewed.

The Trustees considered the management fees and total expenses of each Portfolio and also considered each Portfolio’s management fees and total expenses in relation to the management fees and total expenses, respectively, of its Peer Group. The Trustees’ review also included consideration of each Portfolio’s management fees at various asset levels in relation to the management fees at those asset levels

204	ANNUAL REPORT	2010

of funds within a peer group of comparable mutual funds selected by and as shown in the reports from Lipper (“Lipper Group”). They also considered each Portfolio’s non-management fees in relation to the non-management fees of its Peer Group, the amount of assets in each Portfolio, and factors affecting the Portfolios’ expense ratios. In addition, the Trustees considered, for each Portfolio, the management fees, if any, paid to WRIMCO (or its affiliate) by other mutual funds managed by WRIMCO (or its affiliate) with a similar investment objective (or objectives) and similar investment policies and strategies as the Portfolio (“Similar Funds”). The Trustees also considered, for each Portfolio, the subadvisory fees, if any, paid to WRIMCO or the subadvisor, as applicable, (or their respective affiliates) by other mutual funds advised by WRIMCO or the subadvisor (or their respective affiliates), as well as the management fees, if any, paid by other client accounts managed by WRIMCO or the subadvisor (or their respective affiliates), with a similar investment objective (or objectives) and similar investment policies and strategies as the Portfolio (“Other Accounts”).

Additional Considerations with Respect to Each Portfolio

Asset Strategy

The Trustees considered that Asset Strategy’s total return performance was higher than the Performance Universe median for the three-, five-, seven-, and ten-year periods.

The Trustees considered the range and average of the management fees and expense ratios of the Peer Group. They considered that the Portfolio’s management fee and overall expense ratio were lower than the Peer Group median. They also considered that, with the breakpoints in the fee schedule, the Portfolio’s effective management fees at certain asset levels were lower than the median for its Lipper Group.

The Trustees also considered that the Similar Funds had advisory fee schedules that were the same as the Portfolio’s advisory fee schedule, except that one Similar Fund’s advisory fee was higher for an asset level, and that the Other Accounts had average advisory fees that were lower than the management fee of the Portfolio. The Trustees considered the relevance of the fee information provided for the Similar Funds and Other Accounts to evaluate the appropriateness and reasonableness of the Portfolio’s management fee. The Trustees recognized that, among other factors, differences in fees paid by the Other Accounts were consistent with the additional management and other services provided by WRIMCO to the Portfolio.

Balanced

The Trustees considered that Balanced’s total return performance was higher than the Performance Universe median and the Lipper index for the three-, five-, seven-, and ten-year periods.

The Trustees considered the range and average of the management fees and expense ratios of the Peer Group. They considered that the Portfolio’s management fee and overall expense ratio were equal to the Peer Group median. They also considered that, with the breakpoints in the fee schedule, the Portfolio’s effective management fees at certain asset levels were higher than, and at other asset levels were lower than or equal to, the median for its Lipper Group.

The Trustees also considered that the Similar Funds had advisory fee schedules that were the same as the Portfolio’s advisory fee schedule and that the Other Accounts had average advisory fees that were lower than the management fee of the Portfolio. The Trustees considered the relevance of the fee information provided for the Similar Funds and Other Accounts to evaluate the appropriateness and reasonableness of the Portfolio’s management fee. The Trustees recognized that, among other factors, differences in fees paid by the Other Accounts were consistent with the additional management and other services provided by WRIMCO to the Portfolio.

Bond

The Trustees considered that Bond’s total return performance was lower than the Performance Universe median and the Lipper index for the one-, three-, five-, seven-, and ten-year periods. They also considered the information provided by WRIMCO in its Initial Response explaining that, among other factors, the Portfolio’s investments in higher credit quality bonds had adversely affected the Portfolio’s performance over the three-year period and in particular in the last year. They further considered the year-to-date performance information through June 9, 2010, provided by WRIMCO in its Initial Response and through June 30, 2010, provided by WRIMCO in its Supplemental Response.

The Trustees considered the range and average of the management fees and expense ratios of the Peer Group. They considered that the Portfolio’s management fee was higher than the Peer Group median but that the Portfolio’s overall expense ratio was lower than the Peer Group median. They also considered that, with the breakpoints in the fee schedule, the Portfolio’s effective management fees at certain asset levels were higher than, and at other asset levels were lower than or equal to, the median for its Lipper Group.

The Trustees also considered that the Similar Funds had advisory fee schedules that were the same as the Portfolio’s advisory fee schedule, except that one Similar Fund’s advisory fee was higher for certain asset levels, and that the Other Accounts had average advisory fees that were lower than the management fee of the Portfolio. The Trustees considered the relevance of the fee information provided for the Similar Funds and Other Accounts to evaluate the appropriateness and reasonableness of the Portfolio’s management

2010	ANNUAL REPORT	205

fee. The Trustees recognized that, among other factors, differences in fees paid by the Other Accounts were consistent with the additional management and other services provided by WRIMCO to the Portfolio.

Core Equity

The Trustees considered that Core Equity’s total return performance was higher than the Performance Universe median for the one-, three-, five-, seven-, and ten-year periods and was higher than the Lipper index for the three-, five-, seven-, and ten-year periods.

The Trustees considered the range and average of the management fees and expense ratios of the Peer Group. They considered that the Portfolio’s management fee was equal to the Peer Group median and that the Portfolio’s overall expense ratio was lower than the Peer Group median. They also considered that, with the breakpoints in the fee schedule, the Portfolio’s effective management fees at certain asset levels were lower than the median for its Lipper Group.

The Trustees also considered that the Similar Funds had advisory fee schedules that were the same as the Portfolio’s advisory fee schedule, except that one Similar Fund’s advisory fee was higher for an asset level and the Similar Funds’ advisory fees were lower for other asset levels, and that the Other Accounts had average advisory fees that were lower than the management fee of the Portfolio. The Trustees considered the relevance of the fee information provided for the Similar Funds and Other Accounts to evaluate the appropriateness and reasonableness of the Portfolio’s management fee. The Trustees recognized that, among other factors, differences in fees paid by the Other Accounts were consistent with the additional management and other services provided by WRIMCO to the Portfolio.

Dividend Opportunities

The Trustees considered that Dividend Opportunities’ total return performance was higher than the Performance Universe median and the Lipper index for the three- and five-year periods for which information was provided, since the Portfolio did not have a seven-year performance record as of March 31, 2010.

The Trustees considered the range and average of the management fees and expense ratios of the Peer Group. They considered that the Portfolio’s management fee and overall expense ratio were lower than the Peer Group median. They also considered that, with the breakpoints in the fee schedule, the Portfolio’s effective management fees at various asset levels were lower than the median for its Lipper Group.

The Trustees also considered that the Similar Funds had advisory fee schedules that were the same as the Portfolio’s advisory fee schedule and that there were no Other Accounts managed by WRIMCO or its affiliates with a similar investment objective and similar investment policies and strategies as the Portfolio. The Trustees considered the relevance of the fee information provided for the Similar Funds to evaluate the appropriateness and reasonableness of the Portfolio’s management fee.

Energy

The Trustees considered that Energy’s total return performance was higher than the Performance Universe median and the Lipper index for the three-year period for which information was provided, since the Portfolio did not have a five-year performance record as of March 31, 2010.

The Trustees considered the range and average of the management fees and expense ratios of the Peer Group. They considered that the Portfolio’s management fee was equal to the Peer Group median and that the Portfolio’s overall expense ratio was lower than the Peer Group median. They also considered that, with the breakpoints in the fee schedule, the Portfolio’s effective management fees at certain asset levels were equal to the median for its Lipper Group. The Trustees considered that WRIMCO had voluntarily agreed to waive the management fee if Portfolio assets totaled less than $25 million, which resulted in a fee waiver for the fiscal year ended December 31, 2009.

The Trustees also considered that the Similar Funds had advisory fee schedules that were the same as the Portfolio’s advisory fee schedule and that there were no Other Accounts managed by WRIMCO or its affiliates with a similar investment objective and similar investment policies and strategies as the Portfolio. The Trustees considered the relevance of the fee information provided for the Similar Funds to evaluate the appropriateness and reasonableness of the Portfolio’s management fee.

Global Bond

The Trustees considered that Global Bond had not yet commenced operations and, thus, was not included in the Lipper data. The Trustees considered the information that they had received from W&R regarding the anticipated operations of the Portfolio.

The Trustees considered that the proposed advisory fee schedule had breakpoints and was the same as the advisory fee schedules for other mutual funds with the same investment objectives and the same investment policies and strategies managed by WRIMCO (or its

206	ANNUAL REPORT	2010

affiliate), except that one similar fund’s advisory fee was higher for an asset level, and that there were no other client accounts managed by WRIMCO (or its affiliate) with similar investment objectives and similar investment policies and strategies as the Portfolio. The Trustees considered the relevance of the fee information provided for the similar funds to evaluate the appropriateness and reasonableness of the Portfolio’s management fee.

The Trustees also considered that WRIMCO had agreed to waive its management fees from the Portfolio on any day that the Portfolio’s assets did not exceed $25 million.

Global Natural Resources

The Trustees considered that Global Natural Resources’ total return performance was higher than the Performance Universe median and the Lipper index for the one-year period for which information was provided and lower than the Performance Universe median and the Lipper index for the three-year period, since the Portfolio did not have a five-year performance record as of March 31, 2010. They also considered the information provided by WRIMCO in its Initial Response explaining that, among other factors, the Portfolio’s investments in international stocks and material stocks had adversely affected the Portfolio’s performance over the period. They further considered the year-to-date performance information through June 9, 2010, provided by WRIMCO in its Initial Response and through June 30, 2010, provided by WRIMCO in its Supplemental Response. In addition, the Trustees considered the information in WRIMCO’s Supplemental Response regarding the investment approach of the Portfolio’s sub-adviser. The Trustees also noted that WRIMCO recommended the continuance of the Subadvisory Agreement with Mackenzie Financial Corporation, the Portfolio’s subadvisor.

The Trustees considered the range and average of the management fees and expense ratios of the Peer Group. They considered that the Portfolio’s management fee and overall expense ratio were higher than the Peer Group median. They also considered that, with the breakpoints in the fee schedule, the Portfolio’s effective management fees at various asset levels were higher than the median for its Lipper Group.

The Trustees also considered that there was a Similar Fund that had an advisory fee schedule that was the same as the Portfolio’s advisory fee schedule (including a subadvisory fee to the subadvisor that was the same as the Portfolio’s) and that there were no Other Accounts managed by WRIMCO or its affiliates with a similar investment objective and similar investment policies and strategies as the Portfolio. The Trustees considered the relevance of the fee information provided for the Similar Fund to evaluate the appropriateness and reasonableness of the Portfolio’s management fee.

Growth

The Trustees considered that Growth’s total return performance was higher than the Performance Universe median for the three-, five-, seven-, and ten-year periods and was higher than the Lipper index for the three-, five-, and ten-year periods.

The Trustees considered the range and average of the management fees and expense ratios of the Peer Group. They considered that the Portfolio’s management fee was equal to the Peer Group median and that the Portfolio’s overall expense ratio was higher than the Peer Group median. They also considered that, with the breakpoints in the fee schedule, the Portfolio’s effective management fees at various asset levels were lower than the median for its Lipper Group.

The Trustees also considered that the Similar Funds had advisory fee schedules that were the same as the Portfolio’s advisory fee schedule, except that one Similar Fund’s advisory fee was higher for an asset level, and that the Other Accounts had average advisory fees that were lower than the management fee of the Portfolio. The Trustees considered the relevance of the fee information provided for the Similar Funds and Other Accounts to evaluate the appropriateness and reasonableness of the Portfolio’s management fee. The Trustees recognized that, among other factors, differences in fees paid by the Other Accounts were consistent with the additional management and other services provided by WRIMCO to the Portfolio.

High Income

The Trustees considered that High Income’s total return performance was higher than the Performance Universe median for the three-, five-, seven-, and ten-year periods and was higher than the Lipper index for the one-, three-, five-, seven-, and ten-year periods.

The Trustees considered the range and average of the management fees and expense ratios of the Peer Group. They considered that the Portfolio’s management fee and overall expense ratio were lower than the Peer Group median. They also considered that, with the breakpoints in the fee schedule, the Portfolio’s effective management fees at various asset levels were lower than the median for its Lipper Group.

The Trustees also considered that the Similar Funds had advisory fee schedules that were the same as the Portfolio’s advisory fee schedule, except that one Similar Fund’s advisory fee was higher for an asset level, and that there were no Other Accounts managed by

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WRIMCO or its affiliates with a similar investment objective and similar investment policies and strategies as the Fund. The Trustees considered the relevance of the fee information provided for the Similar Funds to evaluate the appropriateness and reasonableness of the Portfolio’s management fee.

International Core Equity (formerly known as International Value)

The Trustees considered that International Core Equity’s total return performance was higher than the Performance Universe median and the Lipper index for the one-, three-, five-, seven-, and ten-year periods.

The Trustees considered the range and average of the management fees and expense ratios of the Peer Group. They considered that the Portfolio’s management fee and overall expense ratio were equal to the Peer Group median. They also considered that, with the breakpoints in the fee schedule, the Portfolio’s effective management fees at certain asset levels were higher than, and at other asset levels were lower than or equal to, the median for its Lipper Group.

The Trustees also considered that a Similar Fund had advisory fee schedules that were the same as the Portfolio’s advisory fee schedule, except that the Similar Fund’s advisory fee was lower for an asset level, and that there were no Other Accounts managed by WRIMCO or its affiliates with a similar investment objective and similar investment policies and strategies as the Portfolio. The Trustees considered the relevance of the fee information provided for the Similar Fund to evaluate the appropriateness and reasonableness of the Portfolio’s management fee.

International Growth

The Trustees considered that International Growth’s total return performance was higher than the Performance Universe median for the three- and five-year periods and was higher than the Lipper index for the three-, five-, and ten-year periods.

The Trustees considered the range and average of the management fees and expense ratios of the Peer Group. They considered that the Portfolio’s management fee and overall expense ratio were lower than the Peer Group median. They also considered that, with the breakpoints in the fee schedule, the Portfolio’s effective management fees at various asset levels were lower than the median for its Lipper Group.

The Trustees also considered that the Similar Funds had advisory fee schedules that were the same as the Portfolio’s advisory fee schedule, except that one Similar Fund’s advisory fee was higher for an asset level and was lower for another asset level, and that there were no Other Accounts managed by WRIMCO or its affiliates with a similar investment objective and similar investment policies and strategies as the Portfolio. The Trustees considered the relevance of the fee information provided for the Similar Funds to evaluate the appropriateness and reasonableness of the Portfolio’s management fee.

Limited-Term Bond

The Trustees considered that Limited-Term Bond had not yet commenced operations and, thus, was not included in the Lipper data. The Trustees considered the information that they had received from W&R regarding the anticipated operations of the Portfolio.

The Trustees considered that the proposed advisory fee schedule for the Portfolio had breakpoints and was the same as the advisory fee schedule for another mutual fund with the same investment objective and the same investment policies and strategies managed by WRIMCO (or its affiliate). They considered that there were other client accounts managed by WRIMCO (or its affiliate) that had average fees that were lower than the proposed management fee for the Portfolio. The Trustees considered the relevance of the fee information provided for the similar fund and other accounts to evaluate the appropriateness and reasonableness of the Portfolio’s management fee. The Trustees recognized that, among other factors, differences in fees paid by these other accounts were consistent with the additional management and other services anticipated to be provided by WRIMCO to the Portfolio.

The Trustees also considered that WRIMCO had agreed to waive its management fees from the Portfolio on any day that the Portfolio’s assets did not exceed $25 million as well as the Expense Reimbursement Agreement to cap expenses borne by the Portfolio, which WRIMCO proposed with respect to the Portfolio.

Micro Cap Growth

The Trustees considered that Micro Cap Growth’s total return performance was higher than the Performance Universe median and the Lipper index for the one-, five-, and seven-year periods. They also considered the information provided by WRIMCO in its Initial Response explaining that the Portfolio tends to outperform in stronger markets and underperform in weaker markets and that the Portfolio’s overweighting in technology and stock selection in this sector had adversely affected its performance over the past several years. They further considered the year-to-date performance information through June 9, 2010, provided by WRIMCO in its Initial Response and through June 30, 2010, provided by WRIMCO in its Supplemental Response. The Trustees also noted that WRIMCO recommended the continuance of the Subadvisory Agreement with Wall Street Associates, the Portfolio’s subadvisor.

208	ANNUAL REPORT	2010

The Trustees considered the range and average of the management fees and expense ratios of the Peer Group. They considered that the Portfolio’s management fee and overall expense ratio were higher than the Peer Group median. They also considered that, with the breakpoints in the fee schedule, the Portfolio’s effective management fees at various asset levels were higher than the median for its Lipper Group.

The Trustees also considered that there was a Similar Fund that had an advisory fee schedule that was the same as the Portfolio’s advisory fee schedule (including a subadvisory fee to the subadvisor that was the same as the Portfolio’s) and that there were no Other Accounts managed by WRIMCO or its affiliates with a similar investment objective and similar investment policies and strategies as the Portfolio. The Trustees also considered that the Other Accounts of a similar size managed by the subadvisor had advisory fees that were higher than the subadvisory fees for the Portfolio. The Trustees considered the relevance of the fee information provided for the Similar Fund and Other Accounts to evaluate the appropriateness and reasonableness of the Portfolio’s management fee.

Mid Cap Growth

The Trustees considered that Mid Cap Growth’s total return performance was higher than the Performance Universe median for the one- and three-year periods and was higher than the Lipper index for the three-year period for which information was provided, since the Portfolio did not have a five-year performance record as of March 31, 2010.

The Trustees considered the range and average of the management fees and expense ratios of the Peer Group. They considered that the Portfolio’s management fee was higher than the Peer Group median but that the Portfolio’s overall expense ratio was equal to the Peer Group median. They also considered that, with the breakpoints in the fee schedule, the Portfolio’s effective management fees at various asset levels were higher than the median for its Lipper Group.

The Trustees also considered that the Similar Funds had advisory fee schedules that were the same as the Portfolio’s advisory fee schedule, except that one Similar Fund’s advisory fee was higher for an asset level, and that there were no Other Accounts managed by WRIMCO or its affiliates with a similar investment objective and similar investment policies and strategies as the Portfolio. The Trustees considered the relevance of the fee information provided for the Similar Funds to evaluate the appropriateness and reasonableness of the Portfolio’s management fee.

Money Market

The Trustees considered that Money Market’s total return performance was higher than the Performance Universe median for the one-, three- and five-year periods, was equal to the Performance Universe median for the seven-year period, and was higher than the Lipper index for the one- and three-year periods.

The Trustees considered the range and average of the management fees and expense ratios of the Peer Group. They considered that the Portfolio’s management fee was equal to the Peer Group median and that the Portfolio’s overall expense ratio was lower than the Peer Group median. They also considered that the Portfolio’s effective management fees at certain asset levels were higher than, and at other asset levels were lower than or equal to, the median for its Lipper Group.

The Trustees also considered that the Similar Funds had advisory fee schedules that were the same as the Portfolio’s advisory fee schedule and that there were no Other Accounts managed by WRIMCO or its affiliates with a similar investment objective and similar investment policies and strategies as the Portfolio. The Trustees considered the relevance of the fee information provided for the Similar Funds to evaluate the appropriateness and reasonableness of the Portfolio’s management fee.

Pathfinder Aggressive

The Trustees considered that Pathfinder Aggressive’s total return performance was lower than the Performance Universe median and the Lipper index for the one-year period for which information was provided, since the Portfolio did not have a three-year performance record as of March 31, 2010.

The Trustees considered the range and average of the management fees and expense ratios of the Peer Group. They considered that the Portfolio did not have a management fee but that the Portfolio’s overall expense ratio was higher than the Peer Group median.

Pathfinder Conservative

The Trustees considered that Pathfinder Conservative’s total return performance was lower than the Performance Universe median and the Lipper index for the one-year period for which information was provided, since the Portfolio did not have a three-year performance record as of March 31, 2010.

The Trustees considered the range and average of the management fees and expense ratios of the Peer Group. They considered that the Portfolio did not have a management fee but that the Portfolio’s overall expense ratio was higher than the Peer Group median.

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Pathfinder Moderate

The Trustees considered that Pathfinder Moderate’s total return performance was lower than the Performance Universe median and the Lipper index for the one-year period for which information was provided, since the Portfolio did not have a three-year performance record as of March 31, 2010.

The Trustees considered the range and average of the management fees and expense ratios of the Peer Group. They considered that the Portfolio did not have a management fee but that the Portfolio’s overall expense ratio was higher than the Peer Group median.

Pathfinder Moderately Aggressive

The Trustees considered that Pathfinder Moderately Aggressive’s total return performance was lower than the Performance Universe median and the Lipper index for the one-year period for which information was provided, since the Portfolio did not have a three-year performance record as of March 31, 2010.

The Trustees considered the range and average of the management fees and expense ratios of the Peer Group. They considered that the Portfolio did not have a management fee but that the Portfolio’s overall expense ratio was higher than the Peer Group median.

Pathfinder Moderately Conservative

The Trustees considered that Pathfinder Moderately Conservative’s total return performance was lower than the Performance Universe median and the Lipper index for the one-year period for which information was provided, since the Portfolio did not have a three-year performance record as of March 31, 2010.

The Trustees considered the range and average of the management fees and expense ratios of the Peer Group. They considered that the Portfolio did not have a management fee but that the Portfolio’s overall expense ratio was higher than the Peer Group median.

Real Estate Securities

The Trustees considered that Real Estate Securities’ total return performance was higher than the Performance Universe median for the three-year period and was higher than the Lipper index for the one- and three-year period for which information was provided, since the Portfolio did not have a seven-year performance record as of March 31, 2010. The Trustees noted that WRIMCO recommended the continuance of the Subadvisory Agreement with Advantus Capital Management, Inc., the Portfolio’s subadvisor.

The Trustees considered the range and average of the management fees and expense ratios of the Peer Group. They considered that the Portfolio’s management fee and overall expense ratio were higher than the Peer Group median. They also considered that, with the breakpoints in the fee schedule, the Portfolio’s effective management fees at various asset levels were higher than the median for its Lipper Group.

The Trustees also considered that there was a Similar Fund that had an advisory fee schedule that was the same as the Portfolio’s advisory fee schedule (including a subadvisory fee to the subadvisor that was the same as the Portfolio’s) and that there were no Other Accounts managed by WRIMCO or its affiliates with a similar investment objective and similar investment policies and strategies as the Portfolio. The Trustees also considered that the Other Accounts of a similar size managed by the subadvisor had advisory fees that were close to or higher than the subadvisory fees for the Portfolio. The Trustees considered the relevance of the fee information provided for the Similar Fund and Other Accounts to evaluate the appropriateness and reasonableness of the Portfolio’s management fee.

Science and Technology

The Trustees considered that Science and Technology’s total return performance was higher than the Performance Universe median for the three-, five-, seven-, and ten-year periods and the Lipper index for the three-, five-, and seven-year periods.

The Trustees considered the range and average of the management fees and expense ratios of the Peer Group. They considered that the Portfolio’s management fee and overall expense ratio were higher than the Peer Group median. They also considered that, with the breakpoints in the fee schedule, the Portfolio’s effective management fees at various asset levels were lower than the median for its Lipper Group.

The Trustees also considered that the Similar Funds had advisory fee schedules that were the same as the Portfolio’s advisory fee schedule, except that one Similar Fund’s advisory fee was higher for an asset level, and that the Other Account had average advisory fees that were lower than the management fee of the Portfolio. The Trustees considered the relevance of the fee information provided for the Similar Funds and Other Account to evaluate the appropriateness and reasonableness of the Portfolio’s management fee. The Trustees recognized that, among other factors, the difference in fees paid by the Other Account was consistent with the additional management and other services provided by WRIMCO to the Portfolio.

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Small Cap Growth

The Trustees considered that Small Cap Growth’s total return performance was higher than the Performance Universe median and the Lipper index for the three-, five-, and ten-year periods.

The Trustees considered the range and average of the management fees and expense ratios of the Peer Group. They considered that the Portfolio’s management fee was lower than the Peer Group median and that the Portfolio’s overall expense ratio was equal to the Peer Group median. They also considered that, with the breakpoints in the fee schedule, the Portfolio’s effective management fees at various asset levels were lower than the median for its Lipper Group.

The Trustees also considered that the Similar Funds had advisory fee schedules that were the same as the Portfolio’s advisory fee schedule, except that one Similar Fund’s advisory fee was higher for an asset level, and that the Other Accounts had average advisory fees that were lower than the management fee of the Portfolio. The Trustees considered the relevance of the fee information provided for the Similar Funds and Other Accounts to evaluate the appropriateness and reasonableness of the Portfolio’s management fee. The Trustees recognized that, among other factors, differences in fees paid by the Other Accounts were consistent with the additional management and other services provided by WRIMCO to the Portfolio.

Small Cap Value

The Trustees considered that Small Cap Value’s total return performance was higher than the Performance Universe median and the Lipper index for the three-, five-, seven-, and ten-year periods.

The Trustees considered the range and average of the management fees and expense ratios of the Peer Group. They considered that the Portfolio’s management fee and overall expense ratio were higher than the Peer Group median. They also considered that, with the breakpoints in the fee schedule, the Portfolio’s effective management fees at various asset levels were higher than the median for its Lipper Group.

The Trustees also considered that there was a Similar Fund that had an advisory fee schedule that was the same as the Portfolio’s advisory fee schedule and that there were no Other Accounts managed by WRIMCO or its affiliates with a similar investment objective and similar investment policies and strategies as the Portfolio. The Trustees considered the relevance of the fee information provided for the Similar Fund to evaluate the appropriateness and reasonableness of the Portfolio’s management fee.

Value

The Trustees considered that Value’s total return performance was higher than the Performance Universe median and the Lipper index for the one-, three-, five-, and seven-year periods for which information was provided, since the Portfolio did not have a ten-year performance record as of March 31, 2010.

The Trustees considered the range and average of the management fees and expense ratios of the Peer Group. They considered that the Portfolio’s management fee was lower than the Peer Group median but that the Portfolio’s overall expense ratio was higher than the Peer Group median. They also considered that, with the breakpoints in the fee schedule, the Portfolio’s effective management fees at various asset levels were lower than the median for its Lipper Group.

The Trustees also considered that the Similar Funds had advisory fee schedules that were the same as the Portfolio’s advisory fee schedule, except that one Similar Fund’s advisory fee was higher for an asset level, and that the Other Account had average advisory fees that were lower than the management fee of the Portfolio. The Trustees considered the relevance of the fee information provided for the Similar Funds and Other Account to evaluate the appropriateness and reasonableness of the Portfolio’s management fee. The Trustees recognized that, among other factors, the difference in fees paid by the Other Account was consistent with the additional management and other services provided by WRIMCO to the Portfolio.

Profitability and Economies of Scale

The Trustees also considered that the management fee structure of each Operational Portfolio (except Money Market, which has a single management fee rate, and Pathfinder Aggressive, Pathfinder Conservative, Pathfinder Moderate, Pathfinder Moderately Aggressive and Pathfinder Moderately Conservative (each, a “Pathfinder Portfolio”), which has no management fee) and the proposed management fee structure for each of Global Bond and Limited-Term Bond include breakpoints that provide for a reduction of payments to reflect anticipated economies of scale. The Trustees also considered the management fee rate reductions that became effective October 1, 2006, for Asset Strategy, Bond, Core Equity, Growth, High Income, International Growth, Mid Cap Growth, Science and Technology, Small Cap Growth, Value and certain other funds in the Advisors Fund Complex, and the anticipated impact of the fee rate reduction for each of these Portfolios on its management fees and overall expense ratio. In concluding that the benefits accruing to WRIMCO and its affiliates by virtue of their relationship to each Operational Portfolio were reasonable in comparison with the costs of providing the

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investment management services and the benefits accruing to the Portfolio, the Trustees considered specific data as to WRIMCO’s profit or loss with respect to the Portfolio for a recent period. The Trustees also considered WRIMCO’s methodology for determining this data. In addition, the Trustees considered the soft dollar arrangements with respect to Operational Portfolio portfolio transactions, as applicable.

In determining whether to approve the proposed continuance of the Management Agreement as to an Operational Portfolio and, as applicable, an Operational Portfolio’s Subadvisory Agreement or, for Global Bond and Limited-Term Bond, the initial approval of the proposed Management Agreement, the Trustees considered the best interests of the Portfolio, the reasonableness of the management fee paid or proposed to be paid under the Management Agreement, and, as applicable, the subadvisory fee paid under the Subadvisory Agreement, and the overall fairness of the Management Agreement, and, as applicable, the Subadvisory Agreement. The Trustees considered the following factors to be of primary importance to their approval of the continuance of the Management Agreement as to an Operational Portfolio and, as applicable, its Subadvisory Agreement, without any one factor being dispositive:

•	the performance of the Portfolio compared with the performance of its Performance Universe and with relevant indices;

•	the Portfolio’s management fees and total expenses compared with the management fees and total expenses of the Peer Group;

•	the existence or appropriateness of breakpoints in the Portfolio’s management fees (except for the Pathfinder Portfolios);

•

the Portfolio’s management fees compared with the management fees of Similar Funds or Other Accounts managed by WRIMCO (or its affiliate), as applicable, and the Portfolio’s subadvisory fees compared with the subadvisory fees of Other Accounts managed by the subadvisor, as applicable;

•	the cost/profitability to WRIMCO and any actual or anticipated economies of scale in relation to the services it provides to the Portfolio;

•	the other benefits that accrue to WRIMCO as a result of its relationship to the Portfolio; and

•	the favorable history, reputation, qualification and background of WRIMCO as well as the qualifications of its personnel.

The Trustees considered the following factors to be of primary importance to their approval of the proposed Management Agreement for each of Global Bond and Limited-Term Bond, without any one factor being dispositive:

•	the existence or appropriateness of breakpoints in the Portfolio’s proposed management fees;

•	the Portfolio’s proposed management fees compared with the management fees of similar funds or other client accounts managed by WRIMCO (or its affiliate), as applicable;

•	the anticipated economies of scale in relation to the services WRIMCO anticipates providing to the Portfolio;

•	the other benefits that are anticipated to accrue to WRIMCO as a result of its relationship to the Portfolio; and

•	the favorable history, reputation, qualification and background of WRIMCO as well as the qualifications of its personnel.

Based on the discussions, considerations and information described generally above, including the evaluation provided by the independent fee consultant, the Board determined that each Operational Portfolio’s Management Agreement and, as applicable, its Subadvisory Agreement are fair and reasonable and that continuance of the Management Agreement and, as applicable, the Subadvisory Agreement, is in the best interests of the Portfolio. In reaching these determinations as to each Portfolio, the Board concluded that: the nature, extent and quality of the services provided by WRIMCO for the Portfolio are adequate and appropriate; the performance of the Portfolio was satisfactory (except Ivy Funds VIP Global Natural Resources, with respect to which the Board was satisfied by the discussions with WRIMCO about this Portfolio); it retained confidence in WRIMCO’s overall ability to manage the Portfolio; and the management fee paid to WRIMCO is reasonable in light of comparative management fee information, the breakpoints in the proposed management fee for the Portfolio (other than Money Market and the Pathfinder Portfolios), the services provided by WRIMCO, the costs of the services provided, and the profits realized and other benefits likely to be derived by WRIMCO from its relationship with the Portfolio.

Based on the discussions, considerations and information described generally above, including the evaluation provided by the independent fee consultant, the Board determined that the proposed Management Agreement for each of Global Bond and Limited-Term Bond is fair and reasonable and that approval of the proposed Management Agreement is in the best interests of the Portfolio. In reaching these determinations as to each Portfolio, the Board concluded that: the nature, extent and quality of the services anticipated to be provided by WRIMCO for the Portfolio are adequate and appropriate; it had confidence in WRIMCO’s overall ability to manage the Portfolio; and the proposed management fee to be paid to WRIMCO is reasonable in light of comparative management fee information, the breakpoints in the proposed management fee for the Portfolio, the services to be provided by WRIMCO, the anticipated costs of the services to be provided, and other benefits likely to be derived by WRIMCO from its relationship with the Portfolio.

212	ANNUAL REPORT	2010

Summary of Independent Fee Consultant’s Report

Pursuant to the Assurance of Discontinuance between Waddell & Reed, Inc., Waddell & Reed Investment Management Company (“WRIMCO”) and Waddell & Reed Services Company (“WRSCO”) (collectively, “Waddell”) and the Office of the New York Attorney General dated July 10, 2006 (“AOD”), the Disinterested Trustees of the Waddell & Reed Advisors Funds (“Advisors Funds”), Ivy Funds Variable Insurance Portfolios (“Ivy Funds VIP”) and Waddell and Reed InvestEd Portfolios (“InvestEd”) (collectively, “the Funds”) appointed an Independent Fee Consultant (“IFC”) to manage the process by which the management fees paid by the Funds to WRIMCO are negotiated and prepare a written annual evaluation for use by the Board of Trustees of the Funds (“Board”) in evaluating the reasonableness of the proposed management fees for the Funds (“Report”). The IFC does not replace the Trustees in negotiating management fees and does not substitute his or her judgment for that of the Trustees about the reasonableness of the proposed fees.

The following is a summary of the Report’s discussion of the process and materials used by the Disinterested Trustees and Waddell in connection with the renewal of each Fund’s investment management agreement with WRIMCO, related materials and the IFC’s findings.

Analysis of the Process

The Report stated that the contract renewal process includes a number of sequential steps by which the Disinterested Trustees go about determining the reasonableness of the proposed management fees for the Funds in the context of their annual consideration of the proposed continuance of the Funds’ respective investment management agreements with WRIMCO and the sub-advisory agreements with certain sub-advisors. The Report stated that the IFC participated throughout the contract renewal process.

Analysis of Materials

The Disinterested Trustees received and considered informational materials that were prepared by Waddell and The Lipper Company (“Lipper”) in response to the data requested by the Disinterested Trustees through the Special Compliance & Governance Committee created by each Board and K&L Gates. The IFC used these materials and other information received by the Disinterested Trustees throughout the year to analyze trends and comparative information about the six factors discussed below.

(1) Nature and Quality of Services

The Report stated that the IFC’s experience is that fund trustees should focus on longer-term performance during the contract renewal process (though they may choose to focus on shorter-term performance for other purposes). Accordingly, the Report concentrated on the Lipper 3-year performance data.

The Report stated that, overall, the Funds reflect strong comparative performance in the 3-, 5-, 7- and 10-year periods. The collective 3- and 5-year performance of the Funds has almost 90% of the Funds in the first two quartiles of their performance universe, with only one Fund falling into the 4th quartile for either period (Ivy Funds VIP Global Natural Resources).

The Report noted that the 1-year performance had realized a sharp drop in rankings, with 51% of the Funds in the 4th quartile. The Report attributes this performance generally to WRIMCO’s investment style, which seeks to protect the Fund shareholders by avoiding volatility and, in general, did not share the same returns during the market gains of 2009. The Report noted the general improvement in rankings for the Funds based upon performance data for the three-month period ended June 30, 2010.

(2) Management Fees

The Report noted that the IFC reviewed how actual management fees for each of the Funds have changed in ranking from 2009 to 2010. With respect to the Funds within the Advisors Funds, the Report stated that, in aggregate, 55% of the Funds within the Advisors Funds have management fees above their peer group median, an increase from 45% in 2009. The Report further stated that the average actual basis point fees of the Advisors Funds recognized a slight reduction but because of market competition, peer pricing and selection, the relative rankings increased. With respect to the Funds within Ivy Funds VIP, the Report stated that, in aggregate, the majority of the Funds (excluding the Pathfinder Portfolios) have management fees above their peer group median and noted that the average ranking of 57% had declined slightly from last year. With respect to the Funds within InvestEd, the Report noted that the percentile ranking was the highest possible because there are no management fees charged to these Funds.

The Report also noted that certain Funds have higher total expenses than the peer group and that this is often caused by non-management fees. The Report commented that Waddell’s business model tends to result in higher non-management expenses. This business model targets the small- to mid-level investor population, an approach that has resulted in many smaller accounts relative to the general mutual fund industry.

(3) Possible Economies of Scale

The IFC Report noted that all Funds except money market Funds already have breakpoints in place that appear adequate in providing economies of scale.

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(4) Management Fees for Other Clients

The Report noted that the Advisors Funds and Ivy Funds VIP have Funds with similar investment strategies and, in general, these corresponding Funds have comparable contractual management fees. The Report stated that actual management fee variances can be explained with the larger average asset size of particular Funds within Advisors Funds, causing some of these Funds to reach breakpoints and reductions in management fees, or Funds that have remaining waivers. The Report further noted that the Funds within the Advisors Funds or Ivy Funds VIP that correspond to funds within Ivy Funds having similar investment strategies also have comparable contractual management fees.

The Report noted that WRIMCO manages money for different types of clients besides mutual funds. These include corporate and municipal pension funds and investment pools for wealthy individuals (collectively, “separate accounts”). Several of these separate accounts are managed with the same investment objective and in the same style as some of the Funds within the Advisors Funds and Ivy Funds VIP. In most cases, the data provided by WRIMCO show that net management fees for the Funds are higher than that of the equivalent separate accounts. WRIMCO has explained these differences by reference to the different type of responsibilities borne by WRIMCO as a mutual fund manager and as a separate account manager. The IFC found these differences reasonable.

(5) and (6) WRIMCO Costs and Profitability

The Report noted that the disinterested trustees of mutual funds generally are required to consider the cost and profitability of the fund’s advisory contract to the adviser. In connection with the Fund-by-Fund profitability review, WRIMCO provided an analysis of the profitability of each Fund. The IFC did not find the profit margins excessive.

The Report also noted that disinterested trustees often review the overall profitability of their funds to other funds’ and investment advisers. Lipper provided benchmarks against which to evaluate the overall profitability of Waddell’s parent company and other public companies in the investment business. The Report found that this analysis places Waddell’s parent company near the median of its Lipper peers.

***

The Report concluded that the IFC monitored the process, reviewed the materials, and reached the following conclusions: (1) The contract renewal process conducted under the supervision of the Disinterested Trustees has been careful, deliberate, and conscientious; (2) The materials were prepared without bias and in sufficient detail to facilitate meaningful decisions by the Disinterested Trustees and the full Boards; and (3) The discussion which took place leading up to and at the Disinterested Trustees and Board meetings was substantive and conducted in accordance with the best interests of the shareholders of the Funds.

214	ANNUAL REPORT	2010

ANNUAL PRIVACY NOTICE

Ivy Funds VIP

Waddell & Reed, Inc., the Waddell & Reed Advisors Funds, the Ivy Funds Variable Insurance Portfolios and the Waddell & Reed InvestEd Portfolios (“Waddell & Reed”) are committed to ensuring their clients have access to a broad range of products and services to help them achieve their personal financial goals. Accurate information lies at the heart of our pledge to provide these products and services, and we strive to protect your personal nonpublic information. In the course of doing business with Waddell & Reed, clients are requested to share financial information and they may be asked to provide other personal details. Clients can be assured that Waddell & Reed is diligent in its efforts to keep such information confidential.

Recognition of a Client’s Expectation of Privacy

At Waddell & Reed, we believe the confidentiality and protection of client information is one of our fundamental responsibilities. And while information is critical to providing quality service, we recognize that one of our most important assets is our clients’ trust. Thus, the safekeeping of client information is a priority for Waddell & Reed.

Information Collected

In order to tailor available financial products to your specific needs, Waddell & Reed may request that you complete a variety of forms that require nonpublic personal information about your financial history and other personal details, including but not limited to, your name, address, social security number, assets, income and investments. Waddell & Reed may also gather information about your transactions with us, our affiliates and others.

Categories of Information that may be Disclosed

While Waddell & Reed may disclose information it collects from applications and other forms, as described above, we at Waddell & Reed also want to assure all of our clients that whenever information is used, it is done with discretion. The safeguarding of client information is an issue we take seriously.

Categories of Parties to whom we disclose nonpublic personal information

Waddell & Reed may disclose nonpublic personal information about you to selectively chosen financial service providers, whom we believe have valuable products or services that could benefit you. Whenever we do this, we carefully review the company and the product or service to make sure that it provides value to our clients. We share the minimum amount of information necessary for that company to offer its product or service. We may also share information with unaffiliated companies that assist us in providing our products and services to our clients; in the normal course of our business (for example, with consumer reporting agencies and government agencies); when legally required or permitted in connection with fraud investigations and litigation; and at the request or with the permission of a client.

In addition, Waddell & Reed, Inc. has entered into a Protocol with a number of other brokerage firms intended to further our clients’ freedom of choice in connection with the movement of their financial advisors to new firms. In the event your account is maintained through Waddell & Reed, Inc. and your financial advisor leaves Waddell & Reed to join a firm that has likewise entered the Protocol, Waddell & Reed may disclose your name, address and telephone number to the departed advisor’s new firm.

Opt Out Right

If you prefer that we not disclose nonpublic personal information about you to nonaffiliated third parties, you may opt out of those disclosures; that is, you may direct us not to make those disclosures (other than disclosures permitted by law). If you wish to opt out of disclosures to nonaffiliated third parties, you may make this request in writing to: Waddell & Reed, Attn: Opt Out Notices, P.O. Box 29220, Shawnee Mission, KS 66201, or you may call 1.888.WADDELL and a Client Services Representative will assist you.

Confidentiality and Security

We restrict access to nonpublic personal information about you to those employees who need to know that information to provide products and services to you. We maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic personal information. If you decide to close your account(s) or become an inactive client, we will adhere to the privacy policies and practices as described in this notice.

2010	ANNUAL REPORT	215

PROXY VOTING INFORMATION

Ivy Funds VIP

Proxy Voting Guidelines

A description of the policies and procedures Ivy Funds Variable Insurance Portfolios uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 1.888.WADDELL and (ii) on the Securities and Exchange Commission’s (SEC) website at www.sec.gov.

Proxy Voting Records

Information regarding how the Portfolio voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on Form N-PX through Waddell & Reed’s website at www.waddell.com and on the SEC’s website at www.sec.gov.

216	ANNUAL REPORT	2010

QUARTERLY PORTFOLIO SCHEDULE INFORMATION

Ivy Funds VIP

Portfolio holdings can be found on the Trust’s website at www.waddell.com. Alternatively, a complete schedule of portfolio holdings of each Portfolio for the first and third quarters of each fiscal year is filed with the SEC and can be found on the Trust’s Form N-Q. These holdings may be viewed in the following ways:

•	On the SEC’s website at www.sec.gov.

•	For review and copy at the SEC’s Public Reference Room in Washington, DC. Information on the operations of the Public Reference Room may be obtained by calling 1.800.SEC.0330.

2010	ANNUAL REPORT	217

This page is for your notes and calculations.

218	ANNUAL REPORT	2010

The Ivy Funds Variable Insurance Portfolios Family

Global/International Portfolios

International Core Equity

International Growth

Domestic Equity Portfolios

Core Equity

Dividend Opportunities

Growth

Micro Cap Growth

Mid Cap Growth

Small Cap Growth

Small Cap Value

Value

Fixed Income Portfolios

Bond

Global Bond

High Income

Limited-Term Bond

Money Market Portfolios

Money Market

Specialty Portfolios

Asset Strategy

Balanced

Energy

Global Natural Resources

Pathfinder Aggressive

Pathfinder Conservative

Pathfinder Moderate

Pathfinder Moderately Aggressive

Pathfinder Moderately Conservative

Real Estate Securities

Science and Technology

The underlying portfolios discussed in this report are only available as investment options in variable annuity and variable life insurance contracts issued by life insurance companies. They are not offered or made available directly to the general public.

This report is submitted for the general information of the shareholders of Ivy Funds Variable Insurance Portfolios. It is not authorized for distribution to prospective investors in a Portfolio unless accompanied with or preceded by the current Portfolio prospectus as well as the variable product prospectus.

2010	ANNUAL REPORT	219

ANN-IVYVIP (12-10)

ITEM 2.	CODE OF ETHICS

(a)	As of December 31, 2010, the Registrant has adopted a code of ethics (the Code), as defined in Item 2 of Form N-CSR, that applies to the Principal Executive Officer and Principal Financial Officer or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. A copy of this code of ethics is filed as an exhibit to this Form N-CSR.

(b)	There have been no amendments, during the period covered by this report, to a provision of the Code that applies to the registrant’s Principal Executive Officer, Principal Financial Officer, Principal Accounting Officer or Controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the Code.

(c)	During the period covered by this report, the registrant did not grant any waivers, including an implicit waiver, from a provision of the Code that applies to the registrant’s Principal Executive Officer, Principal Financial Officer, Principal Accounting Officer or Controller, or persons performing similar functions, regardless of whether those individuals were employed by the registrant or a third party, that related to one or more of the items set forth in paragraph (b) of this item’s instructions.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The Board of Trustees of the Registrant has determined that Glendon E. Johnson, Sr. is an audit committee financial expert, as defined in Item 3 of Form N-CSR, serving on its audit committee. Mr. Johnson is independent for purposes of Item 3 of Form N- CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)	Audit Fees

The aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for each of the last two fiscal years are as follows:

2009	$251,400
2010	255,300

(b)	Audit-Related Fees

The aggregate fees billed for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s annual financial statements and are not reported under paragraph (a) of this Item are as follows:

2009	$8,000
2010	8,200

These fees are related to the review of Form N-1A.

(c)	Tax Fees

The aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning are as follows:

2009	$98,000
2010	63,600

These fees are related to the review of the registrant’s tax returns.

(d)	All Other Fees

The aggregate fees billed for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this item are as follows:

2009	$6,800
2010	8,995

These fees are related to the review of internal control.

(e)	(1)	Registrant’s audit committee considers with the principal accountants all audit services to be provided by the principal accountants and pre-approves all such audit services.

The audit committee shall pre-approve all non-audit services to be provided by the principal accountants to the registrant; provided that the pre-approval requirement does not apply to non-audit services that (i) were not identified as such at the time of the pre-approval and (ii) do not aggregate more than 5% of total fees paid to the principal accountants by the registrant during the fiscal year in which the services are provided, if the audit committee approves the provision of such non-audit services prior to the completion of the audit.

The audit committee shall pre-approve all non-audit services to be provided by the principal accountants to the investment adviser (not including any subadvisor whose role is primarily portfolio management and is subcontracted and overseen by the investment advisor) or any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant if the engagement relates directly to the operations or financial reporting of the registrant; provided that the pre-approval requirement does not apply to non-audit services that (i) were not identified as such at the time of the pre-approval and (ii) do not aggregate more than 5% of total fees paid to the principal accountants by the registrant for all services and by the registrant’s investment adviser for non-audit services if the engagement relates directly to the operations or financial reporting of the registrant during the fiscal year in which those services are provided, if the audit committee approves the provision of such non-audit services prior to the completion of the audit.

(e)	(2)	None of the services described in each of paragraphs (b) through (d) of this Item were approved by the audit committee pursuant to the waiver provisions of paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable

(g)	$112,800 and $80,795 are the aggregate non-audit fees billed in each of the last two fiscal years for services rendered by the principal accountant to the registrant. $224,036 and $151,246 are the aggregate non-audit fees billed in each of the last two fiscal years for services rendered by the principal accountant to the investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

(h)	Not Applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

(a)	See Item 1 Shareholder Report.

(b)	Not Applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANIES AND AFFILIATED PURCHASERS

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of trustees.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The Registrant’s Principal Executive Officer and Principal Financial Officer, or persons performing similar functions, based on their evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, have concluded that such controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective and adequately designed to ensure that information required to be disclosed by the Registrant in its reports that it files or submits is accumulated and communicated to the Registrant’s management, including the Principal Executive Officer and Principal Financial Officer, or persons performing similar functions, as appropriate, to allow timely decisions regarding required disclosure.

(b)	There were no significant changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) The Code described in Item 2 of this Form N-CSR.

Attached hereto as Exhibit 99.CODE.

(a) (2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)).

Attached hereto as Exhibit 99.CERT.

(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)).

Attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

IVY FUNDS VARIABLE INSURANCE PORTFOLIOS
(Registrant)

By	/s/ Mara D. Herrington
Mara D. Herrington, Vice President and Secretary

Date:	March 2, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Henry J. Herrmann
Henry J. Herrmann, Principal Executive Officer

Date:	March 2, 2011

By	/s/ Joseph W. Kauten
Joseph W. Kauten, Principal Financial Officer

Date:	March 2, 2011